Exhibit 10.6

EXECUTION VERSION

EIGHTH AMENDED AND RESTATED
TRANSFER AND ADMINISTRATION AGREEMENT

among

NMC FUNDING CORPORATION,

as Transferor

NATIONAL MEDICAL CARE, INC.,

as Collection Agent

THE ENTITIES PARTIES HERETO,

as Conduit Investors

THE FINANCIAL INSTITUTIONS PARTIES HERETO,

as Bank Investors

THE BANK OF NOVA SCOTIA
MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH
THE TORONTO-DOMINION BANK
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NEW YORK
PNC BANK, NATIONAL ASSOCIATION

and

ROYAL BANK OF CANADA

as Administrative Agents

and

THE BANK OF NOVA SCOTIA,

as Agent

Dated as of August 11, 2021

i

SCHEDULES

SCHEDULE I	Notice Addresses of Bank Investors

SCHEDULE II	Commitments of Bank Investors

SCHEDULE III	Perfection Representations

SCHEDULE IV	[RESERVED]

EXHIBITS

EXHIBIT A	Form of Notice of Incremental Transfer (NI)

EXHIBIT B	Form of L/C Issuance Notice

EXHIBIT C	Form of L/C Modification Notice

EXHIBIT D-1	Form of Special Account Letter

EXHIBIT D-2	Form of Concentration Account Agreement

EXHIBIT D-3	Form of Intermediate Concentration Account Agreement

EXHIBIT D-4	Form of Notice of Termination of Special Account Letter

EXHIBIT E	Form of Investor Report

EXHIBIT F	Form of Transfer Certificate

EXHIBIT G	Form of Assignment and Assumption Agreement

EXHIBIT H	List of Actions and Suits (Sections 3.1(g), 3.1(k) and 3.3(e))

EXHIBIT I	Location of Records

EXHIBIT J	Form of Business Associate Agreement

EXHIBIT K	[RESERVED]

EXHIBIT L	Forms of Secretary’s Certificate

EXHIBIT M	[RESERVED]

EXHIBIT N	[RESERVED]

EXHIBIT O	Form of Transferring Affiliate Letter

EXHIBIT P	Form of Receivables Purchase Agreement and Parent Agreement

EXHIBIT Q	List of Transferring Affiliates

EXHIBIT R	Form of Account Agent Agreement

EXHIBIT S	List of Closing Documents

EXHIBIT T	Form of Agreed Upon Procedures Report

v

EIGHTH AMENDED AND RESTATED TRANSFER
AND ADMINISTRATION AGREEMENT

EIGHTH AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this “Agreement”), dated as of August 11, 2021 by and among NMC FUNDING CORPORATION, a Delaware corporation, as transferor (in such capacity, the “Transferor”), NATIONAL MEDICAL CARE, INC., a Delaware corporation, as the initial collection agent (in such capacity, the “Collection Agent”), LIBERTY STREET FUNDING LLC, a Delaware limited liability company, as a Conduit Investor, ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company, as a Conduit Investor, GTA FUNDING LLC, a Delaware limited liability company, as a Conduit Investor, THUNDER BAY FUNDING, LLC, a Delaware limited liability company, as a Conduit Investor, VICTORY RECEIVABLES CORPORATION, a Delaware corporation, as a Conduit Investor, the FINANCIAL INSTITUTIONS PARTIES HERETO, as Bank Investors, MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as an Administrative Agent, THE TORONTO-DOMINION BANK, as an Administrative Agent, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NEW YORK, as an Administrative Agent, PNC BANK, NATIONAL ASSOCIATION, as an Administrative Agent, ROYAL BANK OF CANADA, as an Administrative Agent, and THE BANK OF NOVA SCOTIA, as an Administrative Agent and as agent (in such capacity, the “Agent”) for the Investors.

PRELIMINARY STATEMENTS

WHEREAS, the Transferor, the Collection Agent, certain of the Conduit Investors, certain of the Bank Investors and certain of the Administrative Agents are parties to that certain Seventh Amended and Restated Transfer and Administration Agreement dated as of November 24, 2014 (as amended prior to the date hereof, the “Existing TAA”); and

WHEREAS, the parties hereto desire to amend and restate the Existing TAA in its entirety.

NOW, THEREFORE, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“2013 Closing Date” means January 17, 2013.

“2016 Closing Date” means December 6, 2016.

“2018 Closing Date” means December 20, 2018.

“2021 Closing Date” means August 11, 2021.

“Account Agent Agreement” means an agreement in substantially the form of Exhibit R hereto.

“Account Schedule” has the meaning specified in Section 3.1(s).

“Adjusted Default Ratio” means the ratio (expressed as a percentage) computed as of the last day of each calendar month by multiplying (i) 100% minus the Recovery Rate and (ii) the Default Ratio.

“Administrative Agent” means (i) The Bank of Nova Scotia, as administrative agent for the Related Group that includes Liberty Street, (ii) MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrative agent for the Related Group that includes Victory Receivables Corporation, (iii) The Toronto-Dominion Bank, as administrative agent for the Related Group that includes each of GTA Funding and Reliant Trust, (iv) Credit Agricole Corporate and Investment Bank, New York, as administrative agent for the Related Group that includes Atlantic Securitization, (v) PNC Bank, National Association, as administrative agent for the Related Group that includes PNC Bank, National Association, and (vi) Royal Bank of Canada, as administrative agent for the Related Group that includes Thunder Bay.

“Administration Fee” means the fee payable by the Transferor to the Agent pursuant to Section 2.7(iii) hereof, the terms of which are set forth in the Agent Fee Letter.

“Adverse Claim” means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties), other than customary rights of set-off and other similar claims.

“Affected Assets” means, collectively, the Receivables and the Related Security, Collections and Proceeds relating thereto.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under direct or indirect common Control with, such Person.

“Agent” means The Bank of Nova Scotia, in its capacity as agent for the Investors, and any successor thereto appointed pursuant to Article IX.

“Agent Fee Letter” means the Amended and Restated Agent Fee Letter dated the 2016 Closing Date between the Transferor and the Agent relating to certain fees payable by the Transferor to the Agent hereunder, as amended, restated, supplemented or otherwise modified from time to time.

“Aggregate Unpaids” means, at any time, an amount equal to the sum of (i) the aggregate accrued and unpaid Discount with respect to all Tranche Periods at such time, (ii) the Net Investment at such time, (iii) the aggregate accrued and unpaid L/C Fees at such time, (iv) the aggregate unpaid amount of all Reimbursement Obligations and accrued and unpaid RO

Interest at such time, (v) the aggregate amount of cash collateral then required to be remitted to an L/C Collateral Account, (vi) the aggregate accrued and unpaid fees described in Section 2.7, and (vii) all other amounts owed (whether due or accrued) hereunder by the Transferor to the Investors at such time.

“Agreed Upon Procedures Report” means the report contemplated in Section 6.2(c)(i).

“Agreement” shall have the meaning specified in the Preamble to this Agreement. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Seller Parties or their respective Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

“Anti-Terrorism Laws” means each of: (a) the Executive Order; (b) the PATRIOT Act; (c) the Money Laundering Control Act of 1986, 18 U.S.C. Sect. 1956 and any successor statute thereto; (d) the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada); (e) the Bank Secrecy Act, and the rules and regulations promulgated thereunder; and (f) any other Law of the United States, Canada or any member state of the European Union now or hereafter enacted to monitor, deter or otherwise prevent: (i) terrorism or (ii) the funding or support of terrorism or (iii) money laundering.

“Assignment and Assumption Agreement” means an Assignment and Assumption Agreement substantially in the form of Exhibit G attached hereto.

“Atlantic Securitization” means Atlantic Asset Securitization LLC, a Delaware limited liability company, together with its successors and permitted assigns.

“Auditor” shall have the meaning specified in Section 6.2(c).

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of any Tranche Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Tranche Period” pursuant to clause (vi) of Section 2.3(h).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council

of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank Investors” means each financial institution (including in its capacity as an “L/C Issuer” where applicable) identified as a “Bank Investor” on Schedule II and their respective successors and assigns.

“Bank Regulatory Guideline” shall have the meaning specified in Section 8.2.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. §101 et seq., as amended.

“Base Rate” or “BR” means, with respect to the Investors in any Related Group, a rate per annum equal to the greatest of (i) the Prime Rate from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by any Administrative Agent), (ii) the Eurodollar Rate determined as of such date for an assumed Eurodollar Tranche Period of one month commencing on such date and (iii) the sum of (a) 1.50% and (b) the NYFRB Rate; provided, however, that the Base Rate for any BR Tranche Period shall not be less than 0.00%; provided further that if the Base Rate is being used as an alternate rate of interest pursuant to Section 2.3(h) (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.3(h)), then the Base Rate, with respect to the Investors in the Related Group shall be the greater of clauses (i) and (iii) above and shall be determined without reference to clause (ii) above. Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Eurodollar Rate, respectively.

“Benchmark” means, initially, the LIBOR Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the LIBOR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (ii) or clause (iii) of Section 2.3(h).

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for its Related Group and the applicable Benchmark Replacement Date:

(1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;

(2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;

(3) the sum of: (a) the alternate benchmark rate that has been selected by such Administrative Agent and the Transferor as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar- denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;

provided that, in the case of clause (1), the related Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by such Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Transaction Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date, the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above).

If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Tranche Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Tranche Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;

(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Tranche Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Transferor and each Administrative Agent for its Related Group for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time;

provided that (a) in the case of clause (1) above, such spread adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent for its Related Group in its reasonable discretion; and (b) if Term SOFR is the Unadjusted Benchmark Replacement, such spread adjustment shall be as follows:

Corresponding Tenor	Spread Adjustment
1 Month	0.11448%
3 Months	0.26161%
6 Months	0.42826%

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate” the definition of “Business Day”, the definition of “Eurodollar Tranche Period”, the definition of “Tranche Period”, the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent for its Related Group decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by such Administrative Agent in a manner substantially consistent with market practice (or, if such Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if such Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as such Administrative Agent decides is reasonably necessary for its Related Group in connection with the administration of this Agreement and the other Transaction Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or component thereof) to be no longer representative; provided that such non- representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or component thereof) continues to be provided on such date; or

(3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided by an Administrative Agent to the Investors in its Related Group, the Transferor and the Agent pursuant to Section 2.3(h)(iii); or

(4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to Investors.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.3(h) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.3(h).

“Beneficial Ownership Rule” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Transferor, the Seller or any ERISA Affiliate of the Transferor or the Seller is, or at any time during the immediately preceding six years was, an “employer” as defined in Section 3(5) of ERISA.

“Billed Receivable” means any Receivable that is not an Unbilled Receivable. “Business Day” means any day excluding Saturday, Sunday and any day on which banks in New York, New York are authorized or required by law to close, and, when used with respect to the determination of any Eurodollar Rate or any notice with respect thereto, any such day which is also a day for trading by and between banks in United States dollar deposits in the London interbank market.

“BR Tranche” means a Tranche as to which Discount is calculated at the Base Rate.

“BR Tranche Period” means, with respect to a BR Tranche for the Investors in any Related Group, either (i) prior to the Termination Date, a period of up to 30 days requested by the Transferor and agreed to by the Administrative Agent for such Related Group, commencing on a Business Day requested by the Transferor and agreed to by such Administrative Agent, or (ii) after the Termination Date, a period of one day. If such BR Tranche Period would end on a day which is not a Business Day, such BR Tranche Period shall end on the next succeeding Business Day.

“CACIB Group” means the Related Group that includes Atlantic Securitization.

“CACIB Group Letter Agreement” means the letter agreement dated the 2018 Closing Date among the CACIB Group and the Transferor relating to the CACIB Group’s internal disbursement of allocations that were made to the Administrative Agent for the CACIB Group pursuant to Sections 2.5 and 2.6, as amended, restated, supplemented or otherwise modified from time to time.

“CACIB Notice” shall have the meaning specified in Section 10.15(a).

“CACIB Repurchase Date” shall have the meaning specified in Section 10.15(a).

“CACIB Repurchase Notice” shall have the meaning specified in Section 10.15(c).

“CACIB Repurchase Price” shall have the meaning specified in Section 10.15(c).

“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership (including, without limitation, a KGaA (Kommanditgesellschaft auf Aktien)), partnership interests (whether general or limited) or other equivalents (however designated) of capital stock, (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Cash-Collateralize” means to pledge and deposit into the L/C Collateral Account, for the benefit of the L/C Issuers and Investors, as collateral for the Letter of Credit Obligations, immediately available funds pursuant to documentation in form and substance satisfactory to the Agent.

“Cash Collections Report” means the report, in a form mutually agreed to by the Transferor and each Administrative Agent, furnished by the Collection Agent pursuant to Section 2.11(b) hereof.

“Certification of Beneficial Owner(s)” means a certificate in form and substance satisfactory to the Administrative Agent regarding beneficial ownership of the Transferor as required by the Beneficial Ownership Rule.

“CHAMPUS/VA” means, collectively, (i) the Civilian Health and Medical Program of the Uniformed Service, a program of medical benefits covering retirees and dependents of a member or a former member of a uniformed service, provided, financed and supervised by the United States Department of Defense and established by 10 USC §1071 et seq. and (ii) the Civilian Health and Medical Program of Veterans Affairs, a program of medical benefits covering dependents of veterans, administered by the United States Veterans’ Administration and Department of Defense and established by 38 USC §1713 et seq.

“CHAMPUS/VA Regulations” means collectively, all regulations of the Civilian Health and Medical Program of the Uniformed Services and the Civilian Health and Medical Program of Veterans Affairs, including (a) all federal statutes (whether set forth in 10 USC 1071, 38 USC 1713 or elsewhere) affecting CHAMPUS/VA; and (b) all applicable provisions of all rules, regulations (including 32 CFR 199 and 38 CFR 17.54), manuals, orders, and administrative, reimbursement and other guidelines of all governmental authorities (including, without limitation, HHS, the Department of Defense, the Veterans’ Administration, the Department of Transportation, the Assistant Secretary of Defense (Health Affairs), and the Office of CHAMPUS, or any Person or entity succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

“Change of Control” means the occurrence of one or more of the following events:

(i)	if and so long as FME KGaA is organized as a partnership limited by shares (KGaA):
(A)	the general partner of FME KGaA charged with the management of FME KGaA ceases at any time to be Fresenius SE or a wholly-owned Subsidiary of Fresenius SE; or
(B)	Fresenius SE fails at any time to own and control more than 25% of the Capital Stock with ordinary voting power in FME KGaA;
(ii)

if and so long as FME KGaA is not organized as KGaA any event the result of which any person or group of persons (“Relevant Person(s)”) acting in concert (as defined in Section 30 (2) of the German Securities Acquisition and Takeover Act (Wertpapiererwerbs- und Übernahmegesetz)) or any person or group of persons acting on behalf of any such Relevant Person(s) , other than in each case any Permitted Holder (as defined below), is or becomes the direct or indirect legal or beneficial entitlement (as defined in Section 22 of the German Securities Trading Act (Wertpapierhandelsgesetz)) of, in the aggregate, more than 50% of the voting shares in FME KGaA; and

(iii)

in the case of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of FME KGaA and its consolidated Subsidiaries to any person or group of persons which is prohibited under this Agreement.

For purposes of this definition, “Permitted Holder” means Fresenius SE and any of its wholly-owned Subsidiaries, as long as and to the extent Fresenius SE or the relevant direct or indirect subsidiaries is or are not acting in concert with, or on behalf of, a Relevant Person(s).

“CMS” means the Centers for Medicare and Medicaid Services (formerly known as the Health Care Financing Administration), an agency of the HHS charged with administering and regulating, among other things, certain aspects of Medicaid and Medicare.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collection Account” means the account, established in the name of either the Agent or the Transferor, for the benefit of the Investors, pursuant to Section 2.12; provided that, until the Agent otherwise notifies the Collection Agent, the Collection Account shall be the same as the Concentration Account.

“Collection Agent” means at any time the Person then authorized pursuant to Section 6.1 to service, administer and collect Receivables.

“Collection Agent Default” has the meaning specified in Section 6.4 hereof. “Collection Delay Factor” means 10 days or such other number of days as the Agent may select upon three Business Days’ notice to the Transferor.

“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all Finance Charges, if any, all payments under the Medicare “cost of recovery” process that are allocable to such Receivable and all other cash proceeds of Related Security with respect to such Receivable.

“Commercial Obligor” means any Obligor referred to in clause (C) or (E) of the definition of “Obligor” contained in this Section 1.1.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued by such Conduit Investor or its Related CP Issuer in the commercial paper market.

“Commitment” means (i) with respect to each Bank Investor party hereto, the agreement of such Bank Investor to make acquisitions from the Transferor or a Conduit Investor in its Related Group, and to issue Letters of Credit to the Transferor in its capacity as an L/C Issuer, in accordance herewith and in an aggregate amount not to exceed the dollar amount set forth opposite such Bank Investor’s name on Schedule II hereto under the heading “Commitment”, minus the dollar amount of any Commitment or portion thereof assigned pursuant to an Assignment and Assumption Agreement plus the dollar amount of any increase to such Bank Investor’s Commitment consented to by such Bank Investor prior to the time of determination, (ii) with respect to any assignee of a Bank Investor taking pursuant to an Assignment and Assumption Agreement, the commitment of such assignee to make acquisitions from the Transferor or a Conduit Investor in its Related Group, and to issue Letters of Credit to the Transferor in its capacity as an L/C Issuer, in accordance herewith in an aggregate amount not to exceed the amount set forth in such Assignment and Assumption Agreement minus the dollar amount of any Commitment or portion thereof assigned pursuant to an Assignment and Assumption Agreement prior to such time of determination and (iii) with respect to any assignee of an assignee referred to in clause (ii), the commitment of such assignee to make acquisitions from the Transferor or a Conduit Investor in its Related Group and to issue Letters of Credit in its capacity as an L/C Issuer not to exceed in the aggregate the amount set forth in an Assignment and Assumption Agreement between such assignee and its assign.

“Commitment Termination Date” means August 11, 2024, or such later date to which the Commitment Termination Date may be extended by Transferor, the Agent and the Bank Investors.

“Concentration Account” means a special depository account in the name of the Transferor maintained at a bank acceptable to each Administrative Agent for the purpose of receiving Collections remitted from the Special Accounts and the Intermediate Concentration Account.

“Concentration Account Agreement” means an agreement substantially in the form attached as Exhibit D-2 hereto among the Transferor, the Concentration Account Bank and the Agent.

“Concentration Account Bank” means the bank holding the Concentration Account.

“Concentration Account Notice” means a notice, in substantially the form of the Notice of Effectiveness attached to the Concentration Account Agreement, from the Agent to the Concentration Account Bank.

“Concentration Factor” means for any Designated Obligor (or, in the case of clause (c) below, all Self-Pay Obligors in the aggregate) on any date of determination (calculated prior to the payment of any Transfer Price to be made on such date but as if such payment had been made):

(a)in the case of any Commercial Obligor or Hospital Obligor, the Concentration Factor shall be: (i) for so long as such Obligor has a short-term rating of at least “A-1” by Standard & Poor’s and “P-1” by Moody’s, or if such Obligor does not have a short- term rating, then for so long as such Obligor has a long-term rating of at least “A” by Standard and Poor’s and at least “A2” by Moody’s, 12.50% of the Eligible Receivable Balance outstanding on such date; (ii) for so long as clause (i) does not apply but such Obligor has a short-term rating of at least “A-2” by Standard & Poor’s and at least “P-2” by Moody’s, or if such Obligor does not have a short-term rating, then for so long as such Obligor has a long-term rating of at least “BBB+” by Standard and Poor’s and at least “Baa1” by Moody’s, 6.25% of the Eligible Receivable Balance outstanding on such date; (iii) for so long as neither clause (i) nor clause (ii) applies but such Obligor has a short-term rating of at least “A-3” by Standard & Poor’s and at least “P-3” by Moody’s, or if such Obligor does not have a short-term rating, then for so long as such Obligor has a long-term rating of at least “BBB-” by Standard and Poor’s and at least “Baa3” by Moody’s, 4.17% of the Eligible Receivable Balance outstanding on such date and (iv) in all other cases, 2.50%; or

(b)in the case of any US Government Obligor that does not have a Special Concentration Limit, 80.00% of the Eligible Receivable Balance on such date; or

(c)in the case of all Self-Pay Obligors in the aggregate, 10.00% of the Eligible Receivable Balance; or

(d)in the case of any Obligor (including any Obligor described in clauses (a), (b) or (c)), such higher amount determined by the Agent (with the consent of each Administrative Agent) or such lower amount determined by any Administrative Agent in the reasonable exercise of its good faith judgment and disclosed in a written notice delivered to the Transferor and the other Administrative Agents (any such higher or lower amount being a “Special Concentration Limit”).

“Conduit Cessation” means, with respect to a Conduit Investor, the cessation, suspension or winding down of such Conduit Investor’s business for any reason other than as a consequence of (i) a general market disruption in the U.S. commercial paper market that has rendered such Conduit Investor unable to place its Commercial Paper in such market or that has caused such Conduit Investor or its administrative agent to reasonably conclude that it would be commercially impractical for such Conduit Investor to place its Commercial Paper in such market, or (ii) the introduction after the 2013 Closing Date of any law, rule or regulation, or the issuance after the 2013 Closing Date of any order or directive of any governmental authority, having the effect of requiring such Conduit Investor to cease, suspend or wind down its business generally or its issuance of Commercial Paper.

“Conduit Investor” means Atlantic Securitization, Liberty Street, GTA Funding, Thunder Bay, or Victory Receivables.

“Confidential Information” shall have the meaning specified in Section 5.1(d).

“Contract” means an agreement between an Originating Entity and an Obligor (including, without limitation, an oral agreement, a written contract, an invoice or an open account agreement) pursuant to or under which such Obligor shall be obligated to pay for services or merchandise from time to time; provided that, in order to be an “Eligible Receivable”, a Receivable must arise from a Contract which (i) if in writing, is in substantially the form of one of the forms of written contract delivered to the Administrative Agents by the Collection Agent on the date hereof or otherwise approved by each Administrative Agent, and (ii) if an open account agreement, is evidenced by one of the forms of Invoices delivered to the Administrative Agents by the Collection Agent on the date hereof or otherwise approved by each Administrative Agent.

“Contractual Adjustment” means, with respect to any Receivable, an amount by which the outstanding principal amount of such Receivable is reduced as a result of (i) Medicare or Medicaid program funding and fee requirements or (ii) any other reasonable and customary insurance company or other charge or reimbursement policies or procedures.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote ten percent (10%) or more of securities having ordinary voting power for the election of directors, managing general partners or the equivalent.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding any business day adjustments) as such Available Tenor.

“CP Rate” means, for any CP Tranche Period for any Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Administrative Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor or its Related CP Issuer, other borrowings by such Conduit Investor or its Related CP Issuer and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its Related CP Issuer or its related Administrative Agent to fund or maintain the related Tranche during such CP Tranche Period (and which may also be allocated in part to the funding of other assets of such Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Rate” for such Tranche for such CP Tranche Period, the related Administrative Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Tranche” means a Tranche as to which Discount is calculated at a CP Rate.

“CP Tranche Period” means, with respect to a CP Tranche for any Conduit Investor, (i) initially, the period commencing on (and including) the date such CP Tranche is established and ending on (and including) the next succeeding CP Tranche Period End Date, and (ii) thereafter, each successive period commencing on (but excluding) a CP Tranche Period End Date and ending on (and including) the next succeeding CP Tranche Period End Date; provided that, from and after the Termination Date, each CP Tranche Period shall be such period as may be selected pursuant to Section 2.3(b).

“CP Tranche Period End Date” means the last day of each calendar month.

“Credit Agricole” means Credit Agricole Corporate and Investment Bank, New York, together with its successors and permitted assigns.

“Credit and Collection Policy” shall mean the Collection Agent’s credit and collection policy or policies and practices, which have been adopted by the Transferor, relating to Contracts and Receivables existing on the date hereof and referred to in the written summary of such policies and practices furnished by the Collection Agent to the Administrative Agents on the date hereof, as modified from time to time in compliance with Section 5.2(c).

“Credit Support Agreement” means, with respect to any Conduit Investor, an agreement between such Conduit Investor or its Related CP Issuer and a Credit Support Provider evidencing the obligation of such Credit Support Provider to provide credit support to such

Conduit Investor or its Related CP Issuer in connection with the issuance by such Conduit Investor or its Related CP Issuer of Commercial Paper.

“Credit Support Provider” means, with respect to any Conduit Investor, the Person or Persons who provides credit support to such Conduit Investor or its Related CP Issuer in connection with the issuance by such Conduit Investor or its Related CP Issuer of Commercial Paper.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Administrative Agent for its Related Group in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent of any Related Group decides that any such convention is not administratively feasible for such Administrative Agent, then such Administrative Agent may establish another convention for its Related Group in its reasonable discretion.

“Deemed Collections” means any Collections on any Receivable deemed to have been received pursuant to Section 2.9(a) or (b) hereof.

“Default Ratio” means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the sum (without duplication) of (a) the aggregate Outstanding Balance of all Receivables that became Defaulted Receivables during such month plus (b) the aggregate Outstanding Balance of all Receivables that became Disputed Receivables during such month, plus (c) the gross write-offs on Receivables (other than any Government Program Receivable) that were less than 270 days past due (or in the case of any Receivable for which Blue Cross/Blue Shield of Illinois is the Obligor, less than 330 days past due) by (ii) the aggregate Outstanding Balance of Receivables that shall have been acquired by the Seller during the month occurring nine (9) months prior to such calendar month.

“Defaulted Receivable” means a Billed Receivable: (i) as to which any payment, or part thereof, remains unpaid for over 270 days from the original due date (or in the case of any Billed Receivable for which Blue Cross/Blue Shield of Illinois is the Obligor, unpaid for 330 days from the original due date); (ii) as to which an Event of Bankruptcy has occurred and is continuing with respect to the Obligor thereof (unless the Transferor, the Originating Entity and the Collection Agent do not know, and could not reasonably be expected to know, of the existence of such Event of Bankruptcy); or (iii) that is less than 270 days past due from the original due date (or in the case of any Billed Receivable for which Blue Cross/Blue Shield of Illinois is the Obligor, less than 330 days past due from the original due date) which has been written off as uncollectible or should be written off as uncollectible in accordance with the Credit and Collection Policy; provided that the term “Defaulted Receivable” shall not include any Government Program Receivable.

“Delinquent Receivable” means a Billed Receivable: (i) as to which any payment, or part thereof, remains unpaid for more than 90 days from the original due date and (ii) which is not a Defaulted Receivable.

“Designated Account Agent” means, in the case of any Originating Entity, an Affiliate thereof that (i) is, directly or indirectly, a wholly-owned Subsidiary of FMCH, (ii) has agreed to maintain a deposit account for the benefit of such Originating Entity to which Obligors in respect of such Originating Entity have been directed to remit payments on Receivables, and (iii) shall have executed and delivered to the Agent an Account Agent Agreement.

“Designated Joint Venture” means any Joint Venture for whom collections in an aggregate amount exceeding $2,000,000 on assets owing to such entity have been deposited into a Special Account during any one month during the most recent consecutive twelve (12) month period determined on the basis of the Cash Collections Report(s) for such period; provided, however, that if the Cash Collections Reports for any three (3) consecutive months indicate that the aggregate amount of such collections actually deposited into a Special Account for any month during the immediately preceding twelve (12) month period is less than $1,500,000, such Joint Venture shall cease to be a “Designated Joint Venture” until such later date, if any, as of which such collections again exceed $2,000,000 in any month.

“Designated Obligor” means, at any time, each Obligor; provided, however, that any Obligor shall cease to be a Designated Obligor upon notice to the Transferor from any Administrative Agent, delivered at any time (with a copy to the other Administrative Agents).

“Diluted Government Program Receivable” has the meaning set forth in the definition of “Dilution Ratio”.

“Dilution Horizon” means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the aggregate Outstanding Balance of all Receivables acquired by the Transferor during the calendar month preceding such calendar month by (ii) the Net Receivables Balance as of such last day of such calendar month.

“Dilution Ratio” means, with respect to any calendar month, the ratio (expressed as a percentage) computed as of the last day of such calendar month by dividing (i) the sum (without duplication) of (A) the aggregate amount of any reductions to or cancellations of the respective Outstanding Balances of the Receivables as a result of any defective, rejected or returned merchandise or services and all credits, rebates, discounts, disputes, warranty claims, repossessed or returned goods, chargebacks, allowances, Contractual Adjustments and any other billing and other adjustment (whether effected through the granting of credits against the applicable Receivables or by the issuance of a check or other payment in respect of (and as payment for) such reduction) by the Seller, the Transferor or the Collection Agent, provided to Obligors in respect of Receivables during such month, excluding any Pre-Arranged Contractual Adjustment reflected in the initial Outstanding Balance of the applicable Receivable and (B) the aggregate Outstanding Balance of Government Program Receivables less than 270 days past due from the original due date which have been written off as uncollectible during such month or should be written off as uncollectible in accordance with the Credit and Collection Policy during such month (with such Outstanding Balance being determined without giving effect to such write-off) (each such Receivable, a “Diluted Government Program Receivable”) by (ii) the aggregate Outstanding Balance of all Receivables which arose during the preceding month.

“Dilution Reserve” means, at any time, the greater of (A) the product of (i) the Dilution Reserve Percentage and (ii) the Net Receivables Balance on such date and (B) the product of (i) 2.0% and (ii) the Net Receivables Balance on such date.

“Dilution Reserve Percentage” means, on any day, an amount equal to:

[ (2.50 x ADR ) + [( DS - ADR ) x ( DS / ADR)] ] x DH

Where:

ADR=the average Dilution Ratio in respect of the 12 calendar month period then most recently ended.

DS=the highest Dilution Ratio at any time during the 12 calendar month period then most recently ended.

DH=the Dilution Horizon on such date.

“Discount” means, with respect to any Tranche Period:

(TR x TNI x AD)

360

Where:

TR=the Tranche Rate applicable to such Tranche Period.

TNI=the portion of the Net Investment allocated to such Tranche Period.

AD=the actual number of days during such Tranche Period.

provided, however, that no provision of this Agreement shall require the payment or permit the collection of Discount in excess of the maximum amount permitted by applicable law; and provided, further, that Discount shall not be considered paid by any distribution if at any time such distribution is rescinded or must be returned for any reason.

“Discount Reserve” means, at any time, an amount equal to:

TD + LY

Where:

TD=the sum of the unpaid Discount for all Tranche Periods to which any portion of the Net Investment is allocated and all accrued and unpaid RO Interest.

LY=the Liquidation Yield.

“Disputed Receivable” means, any Billed Receivable under the Medicare, Medicaid or CHAMPUS/VA program (in each case other than a Billed Receivable payable by a third-party Obligor) as to which any payment, or part thereof, remains unpaid for 270 days or more from the original due date.

“Drawing Date” has the meaning specified in Section 2.19.

“Drawn Fee” means, with respect to each Related Group, the fee payable by the Transferor to the related Administrative Agent for the account of the applicable Investors in such Related Group pursuant to Section 2.7(i) hereof, the terms of which are set forth in the Investor Fee Letter.

“Early Collection Fee” means, for any Tranche Period (such Tranche Period to be determined without regard to the last sentence in Section 2.3(a) hereof) during which the portion of the Net Investment that was allocated to such Tranche Period is reduced for any reason whatsoever, the excess, if any, of (i) the additional Discount that would have accrued during such Tranche Period (or, in the case of a CP Tranche Period, during the period until the maturity date of the Commercial Paper allocated to fund or maintain such Net Investment) if such reductions had not occurred, minus (ii) the income, if any, received by the recipient of such reductions from investing the proceeds of such reductions.

“Early Opt-in Election” means, if the then-current Benchmark is the LIBOR Rate, the occurrence of both of the following:

(1)a notification by the Administrative Agent of any Related Group to (or the request by the Transferor to the Administrative Agent to notify) each Investor in its Related Group, the Transferor and the Agent that at least five currently outstanding dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(2)the joint election by both the Transferor and such Administrative Agent to trigger a fallback from the LIBOR Rate and the provision by such Administrative Agent of written notice of such election to the Investors in its Related Group and the Agent.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” has the meaning specified in Section 1.4.

“Eligible Investments” means any of the following (a) negotiable instruments or securities represented by instruments in bearer or registered or in book-entry form which evidence: (i) obligations fully guaranteed by the United States of America; (ii) time deposits in, or bankers acceptances issued by, any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or state banking or depository institution authorities; provided, however, that at the time of investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Moody’s and S&P of at least “P-1” and “A-1”, respectively, in the case of the certificates of deposit or short-term deposits, or a rating not lower than one of the two highest investment categories granted by Moody’s and by S&P; (iii) certificates of deposit having, at the time of investment or contractual commitment to invest therein, a rating from Moody’s and S&P of at least “P-1” and A-1”, respectively; or (iv) investments in money market funds rated in the highest investment category or otherwise approved in writing by the applicable rating agencies; (b) demand deposits in any depository institution or trust company referred to in (a) (ii) above; (c) commercial paper (having original or remaining maturities of no more than 30 days) having, at the time of investment or contractual commitment to invest therein, a credit rating from Moody’s and S& P of at least “P-1” and “A-1”, respectively; and (e) repurchase agreements involving any of the Eligible Investments described in clauses (a)(i), (a)(iii) and (d) hereof so long as the other party to the repurchase agreement has at the time of investment therein, a rating from Moody’s and S&P of at least “P-1” and “A-1”, respectively.

“Eligible Receivable” means, at any time, any Receivable:

(i)which has been (A) originated by the Seller or a Transferring Affiliate, (B) sold by the applicable Transferring Affiliate to the Seller pursuant to (and in accordance with) the Transferring Affiliate Letter, free and clear of any Adverse Claim, in the case of a Receivable originated by a Transferring Affiliate, and (C) sold to the Transferor pursuant to (and in accordance with) the Receivables Purchase Agreement, with the effect that the Transferor has good title thereto, free and clear of all Adverse Claims;

(ii)which (together with the Collections and Related Security related thereto) has been the subject of either a valid transfer and assignment from the Transferor to the Agent, on behalf of the Investors, of all of the Transferor’s right, title and interest therein or the grant of a first priority perfected security interest herein (and in the Collections and Related Security related thereto), effective until the termination of this Agreement;

(iii)the Obligor of which (A) is a United States resident, (B) is a Designated Obligor at the time of the initial creation of an interest therein hereunder, (C) is not an Affiliate of any Originating Entity or any of the parties hereto, and (D) other than in the case of any Obligor of the type described in clause (A), (B) or (F) of the definition herein of “Obligor”, is not a government or a governmental subdivision or agency;

(iv)which is not (a) a Defaulted Receivable, (b) a Disputed Receivable, (c) in the case of a Medicare Receivable, more than 90 days past due or (d) in the case of any other Receivable, more than 180 days past due;

(v)which is not a Delinquent Receivable at the time of the initial creation of an interest of the Agent or any Investor therein;

(vi)which (A) arises pursuant to a Contract with respect to which each of the related Originating Entity and the Transferor has performed all material obligations required to be performed by it thereunder, including without limitation shipment of the merchandise and/or the performance of the services purchased thereunder; (B) either (1) has been billed or (2) is an Unbilled Receivable that has been maintained on the books and records of the related Originating Entity for not more than 120 days and is billed no later than 120 days after the related Originating Entity has performed all material obligations required to be performed by it thereunder, in each case in accordance with the Credit and Collection Policy and in accordance with such requirements (including any requirements that relate to the timing of billing) as may have been imposed by the applicable Obligor thereon (including, without limitation, any Official Body associated with any of the CHAMPUS/VA, Medicaid or Medicare programs); and (C) according to the Contract related thereto, is required to be paid in full upon receipt by the Obligor thereof of the Invoice related thereto or at a later time not to exceed 90 days from the original billing date therefor;

(vii)which is an “eligible asset” as defined in Rule 3a-7 under the Investment Company Act of 1940, as amended;

(viii)a purchase of which with the proceeds of Commercial Paper would constitute a “current transaction” within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended;

(ix)which is an “account” within the meaning of Article 9 of the UCC of all applicable jurisdictions;

(x)which is denominated and payable only in United States dollars in the United States;

(xi)which, to the knowledge of the Transferor, the Seller and the applicable Transferring Affiliate, after due inquiry in accordance with customary practice, (A) arises under a Contract that has been duly authorized and that, together with the Receivable related thereto, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms, (B) is not subject to any litigation, dispute, counterclaim or other defense and (C) is not subject to any offset other than as set forth in the related Contract;

(xii)which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, (A) laws, rules and regulations relating to healthcare, insurance, usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and (B) CHAMPUS/VA Regulations, Medicare Regulations and Medicaid Regulations) and with respect to which no part of the Contract related thereto is or would, as a result of any of the transactions contemplated herein, be in violation of any such law, rule or regulation in any material respect and with respect to which no Originating Entity or the Transferor, and to the best knowledge of the Seller and the Transferor, no other party to the Contract related thereto, is in violation of any such law, rule or regulation in any material respect;

(xiii)which (A) satisfies in all material respects all applicable requirements of the Credit and Collection Policy, (B) is assignable as contemplated under the Transaction Documents, and (C) complies with such other criteria and requirements as any Administrative Agent may from time to time specify to the Transferor following five Business Days’ notice;

(xiv)which was originated in the ordinary course of an Originating Entity’s business;

(xv)the Obligor of which has been directed to make all payments to a Special

Account with respect to which there shall be a Special Account Letter (and, if applicable, an Account Agent Agreement) in effect;

(xvi)neither the assignment of which under the Transferring Affiliate Letter by the applicable Transferring Affiliate, the assignment of which under the Receivables Purchase Agreement by the Seller and the assignment of which hereunder by the Transferor nor the performance or execution of any of the other transactions contemplated in any of the Transaction Documents with respect thereto violates, conflicts or contravenes any applicable laws, rules or regulations (including without limitation, any CHAMPUS/VA Regulations, any Medicaid Regulations and any Medicare Regulations), orders or writs or any contractual or other restriction, limitation or encumbrance;

(xvii)which has not been compromised, adjusted or modified (including by the extension of time for payment or the granting of any discounts, allowances or credits); provided, however, that only such portion of such Receivable that is the subject of such compromise, adjustment or modifications shall be deemed to be ineligible pursuant to the terms of this clause (xvii);

(xviii)which, in the case of any Receivable payable by an Obligor through a fiscal intermediary or similar entity, is payable through one of the Persons in such capacity that is specified in the schedule of Fiscal Intermediaries (FI)/Medicare Administrative Contractors (MAC) furnished by the Collection Agent to the Administrative Agents on the date hereof , as such schedule may be modified from time to time with the prior written consent of each Administrative Agent acting reasonably and in good faith (the “FI/MAC Schedule”); and

(xx)no Obligor of which (i) is a Sanctioned Person or (ii) is subject to an Event of Bankruptcy that has occurred and is continuing.

“Eligible Receivable Balance” means the Total Outstanding Receivable Balance minus the aggregate Outstanding Balance of all Receivables that are not Eligible Receivables, minus the Unrealized Contractual Adjustment Reserve minus the Non-Securitization Account Receivable Proxy.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means, with respect to any Person, (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code (as in effect from time to time, the “Code”)) as such Person; (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person; or (iii) a member of the same affiliated service group (within the meaning of Section 414(n) of the Code) as such Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above.

“ESCO Letter of Credit” means a Letter of Credit issued to Centers for Medicare and Medicaid Services, as beneficiary, at the request of the Transferor on behalf of any Fresenius ESRD Seamless Care Organization (ESCO).

“Estimated Maturity Period” has the meaning specified in the definition of “Liquidation Yield”.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Rate” means, with respect to any Eurodollar Tranche Period for the Investors in any Related Group, a rate which is equal to the sum (rounded upwards, if necessary, to the next higher 1/100 of 1%) of (A) in the case of any Bank Investor (for greater certainty, including TD Bank or Reliant Trust, to the extent it is funding at the Eurodollar Rate for and on behalf of GTA Funding, but excluding TD Bank or Reliant Trust, to the extent it is funding at the Eurodollar Rate for its own benefit and not on behalf of GTA Funding) funding at the Eurodollar Rate on behalf of a Conduit Investor in its Related Group (except in the case of a Conduit Cessation with respect to that Conduit Investor), 0.50% per annum, (B) the rate obtained by dividing (i) the applicable LIBOR Rate by (ii) a percentage equal to 100% minus the reserve percentage used for determining the maximum reserve requirement as specified in Regulation D (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is applicable to the Administrative Agent for such Related Group during such Eurodollar

Tranche Period in respect of eurocurrency or eurodollar funding, lending or liabilities (or, if more than one percentage shall be so applicable, the daily average of such percentage for those days in such Eurodollar Tranche Period during which any such percentage shall be applicable) plus (C) the then daily net annual assessment rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) as estimated by such Administrative Agent for determining the current annual assessment payable by such Administrative Agent to the Federal Deposit Insurance Corporation in respect of eurocurrency or eurodollar funding, lending or liabilities.

“Eurodollar Tranche” means a Tranche as to which Discount is calculated at the Eurodollar Rate.

“Eurodollar Tranche Period” means, with respect to a Eurodollar Tranche for the Investors in any Related Group, prior to the Termination Date, a period of up to one month requested by the Transferor and agreed to by the Administrative Agent for such Related Group, commencing on a Business Day requested by the Transferor and agreed to by such Administrative Agent; provided, that (i) in the absence of such agreement, each Eurodollar Tranche Period shall be such period as may be selected by the related Administrative Agent, (ii) if such Eurodollar Tranche Period would expire on a day which is not a Business Day, such Eurodollar Tranche Period shall expire on the next succeeding Business Day, (iii) if such Eurodollar Tranche Period would expire on (a) a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Eurodollar Tranche Period shall expire on the next preceding Business Day or (b) a Business Day for which there is no numerically corresponding day in the applicable subsequent calendar month in which such Eurodollar Tranche Period ends, such Eurodollar Tranche Period shall expire on the last Business Day of such month and (iv) from and after the Termination Date, each Eurodollar Tranche Period shall be such period as may be selected by the related Administrative Agent pursuant to Section 2.3(d).

“EU Securitization Regulation” means Regulation (EU) 2017/2402, as amended by Regulation (EU) 2021/557 and as further amended from time to time.

“EU/UK Securitization Rules” means collectively: (a) the EU Securitization Regulation, together with all regulatory technical standards and implementing technical standards in relation thereto or applicable in relation thereto pursuant to any transitional arrangements made pursuant to the EU Securitization Regulation and, in each case, any binding guidance published by the European Banking Authority, the European Securities and Markets Authority or the European Insurance and Occupational Pensions Authority (in each case, including any successor or replacement organization thereto) or by the European Commission (all as amended from time to time); and (b) the UK Securitization Regulation, together with any relevant technical standards made (or otherwise applicable) in relation thereto and any binding guidance published by the Prudential Regulation Authority, the FCA or the Pensions Regulator (all as amended from time to time).

“Event of Bankruptcy” means, with respect to any Person, (i) that such Person (a) shall generally not pay its debts as such debts become due or (b) shall admit in writing its inability to pay its debts generally or (c) shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against such Person seeking to adjudicate it as bankruptcy or insolvent, or seeking liquidation, winding up, reorganization, arrangements, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) if such Person is a corporation (or other business entity), such Person or any Subsidiary shall take any corporate (or analogous) action to authorize any of the actions set forth in the preceding clauses (i) or (ii).

“Excess Unbilled Receivables Amount” shall mean, (a) as reported on the Investor Reports dated as of the last day of every January, February, March and April, the amount by which the aggregate Outstanding Balance of all Unbilled Receivables that are Eligible Receivables (excluding any Short Term Unbilled Government Program Receivables) exceeds 35.00% of the aggregate Outstanding Balance of all Eligible Receivables; and (b) as shown on the Investor Reports dated as of the last day of every other month, the amount by which the aggregate Outstanding Balance of all Unbilled Receivables that are Eligible Receivables (excluding any Short Term Unbilled Government Program Receivables) exceeds 5.00% of the aggregate Outstanding Balance of all Eligible Receivables; provided, however, that in the case of (a) and (b), the Excess Unbilled Receivables Amount shall be the aggregate Outstanding Balance of all Unbilled Receivables that are Eligible Receivables (excluding any Short Term Unbilled Government Program Receivables) if FME KGaA is rated less than “BBB-” by Standard and Poor’s or “Baa3” by Moody’s.

“Excluded Taxes” shall have the meaning specified in Section 8.3 hereof.

“Executive Order” shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“Existing TAA” shall have the meaning specified in the Preliminary Statements hereof.

“Face Amount” means, with respect to any Commercial Paper, (i) the face amount of any such Commercial Paper issued on a discount basis and (ii) the principal amount of, plus the amount of all interest accrued and to accrue thereon to the stated maturity date of, any such Commercial Paper issued on an interest-bearing basis.

“Facility Limit” means $900,000,000; provided that such amount may not at any time exceed the aggregate Commitments at any time in effect.

“Facility L/C Sublimit” means $300,000,000.

“FCA” has the meaning assigned to such term in Section 1.5.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement.

“Fee Letter” means the Investor Fee Letter or the Agent Fee Letter.

“FI/MAC Schedule” has the meaning specified in the definition of “Eligible Receivable”.

“Final Collection Date” means the date as of which (i) the Net Investment shall have been reduced to zero, (ii) all Letters of Credit issued in connection with this Agreement shall have been surrendered for cancellation, expired or otherwise ceased, to the satisfaction of the Agent, to be outstanding and available for drawing, (iii) all Reimbursement Obligations shall have been repaid in full in cash, (iv) all accrued Discount, L/C Fees, RO Interest and Servicing Fees shall have been paid in full in cash and (v) all other Aggregate Unpaids shall have been paid in full in cash.

“Finance Charges” means, with respect to a Contract, any finance, interest, late or similar charges owing by an Obligor pursuant to such Contract.

“Fitch” means Fitch, Inc. or its successors.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the LIBOR Rate.

“FL Ratable Share” means, at any time with respect to any Related Group, a fraction (expressed as a percentage) equal to the Related Group Limit of such Related Group divided by the Facility Limit at such time.

“FME KGaA” means Fresenius Medical Care AG & Co. KGaA, a partnership limited by shares organized and existing under the laws of the Federal Republic of Germany and its successors and permitted assigns.

“FME KGaA Credit Facility” means the Sustainability-Linked Revolving Facility Agreement, dated July 1, 2021, among FME KGaA and FMCH, as the original borrowers, with the various mandated lead arrangers, lead arrangers, bookrunners, and coordinators party thereto, Crédit Agricole Corporate and Investment Bank, as sustainability coordinator, and Bank of America Europe DAC and Bank of America, N.A., as agent and swingline agent, respectively, as amended, restated, supplemented, modified, renewed, refunded, replaced or refinanced and in effect at any time.

“FMCH” means Fresenius Medical Care Holdings, Inc., a New York corporation, and its successors and permitted assigns.

“Fresenius SE” means Fresenius SE & Co. KGaA, a German partnership limited by shares.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such accounting profession, which are in effect in the United States as of the date of this Agreement; except as follows:

(a)Before FMCH and all of its consolidated subsidiaries elect to report under IFRS, solely with respect to Financial Documents and Other Documents (as such terms are defined in the Parent Agreement) to be provided by FME KGaA on a consolidated basis with its subsidiaries pursuant to Section 6(a)(iv) of the Parent Agreement, references to GAAP (including any calculations in connection therewith), shall be construed to mean IFRS.

(b)From and after the date on which FMCH and all of its consolidated subsidiaries elect to report under IFRS, all references to GAAP (including any calculations in connection therewith) shall be construed to mean IFRS.

“Government Program Receivable” means a Receivable under the Medicare, Medicaid or CHAMPUS/VA program, in each case other than a Receivable payable by a third- party Obligor.

“Governmental Acts” shall have the meaning specified in Section 2.23.

“Group Majority Investors” has the meaning specified in Section 9.8.

“GTA Funding” means GTA Funding LLC, a Delaware limited liability company, together with its successors and permitted assigns.

“Guaranty” means, with respect to any Person any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any other creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract and shall include, without limitation, the contingent liability of such Person in connection with any application for a letter of credit.

“HHS” means the Department of Health and Human Services, an agency of the Federal Government of the United States.

“Hospital Obligor” means any Obligor referred to in clause (D) of the definition of “Obligor” contained in this Section 1.1 hereof.

“IFRS” means international financial reporting standards as adopted by the International Accounting Standards Board and in effect from time to time.

“Incremental Transfer” means either an Incremental Transfer (NI) or an Incremental Transfer (L/C).

“Incremental Transfer (NI)” means a Transfer upon giving effect to which the Net Investment hereunder shall be increased.

“Incremental Transfer (L/C)” means a Transfer upon giving effect to which the Letter of Credit Obligations hereunder shall be increased.

“Incremental Transfer (NI) Ratable Share” means, in respect of any Incremental Transfer (NI) and any Related Group,

(a)at any time that no Letter of Credit is then outstanding, such Related Group’s FL Ratable Share; and

(b)at any time that one or more Letters of Credit are then outstanding, such Related Group’s FL Ratable Share; provided that if the sum of the Net Investment and Letter of Credit Obligations of any Related Group exceeds an amount equal to such Related Group’s FL Ratable Share of the Net Investment and Letter of Credit Obligations of all Related Groups at such time after giving effect to such Incremental Transfer (NI) (such Related Group then being a “Non-Pro Rata Related Group”), the Incremental Transfer (NI) Ratable Share of each Related Group in such Incremental Transfer (NI) shall be adjusted such that each Non-Pro Rata Related Group shall not participate in such Incremental Transfer (NI) unless and until, after giving effect to any Incremental Transfer (NI), the RG Transferred Interest of such Non-Pro Rata Related Group would not exceed its FL Ratable Share.

In the interest of administrative efficiency, the Agent shall have the authority to adjust the applicable Incremental Transfer (NI) Ratable Share in any instance under clause (b) above to take account of reasonable minimum funding amounts and rounding. Any determination by the Agent of Incremental Transfer (NI) Ratable Shares shall be conclusive and binding, absent manifest error.

“Indebtedness” or “indebtedness” means, with respect to any Person and without duplication, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person’s business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations in respect of leases as determined under IFRS and (vi) obligations for which such Person is obligated pursuant to a Guaranty.

“Indemnified Amounts” has the meaning specified in Section 8.1 hereof.

“Indemnified Parties” has the meaning specified in Section 8.1 hereof.

“Independent Director” shall mean a director of the Transferor who (a) is not and has not, during the past five years, been a stockholder (whether direct, indirect or beneficial), customer, advisor or supplier of the Seller or any of its Affiliates (provided that indirect stock ownership of the Seller or of any Affiliate by any person through a mutual fund or similar diversified investment pool shall not disqualify such person from being an Independent Director unless such person maintains direct or indirect control of the investment decisions of such mutual fund or similar diversified investment pool); (b) is not and has not, during the past five years, been a director, officer, employee, affiliate or associate of the Seller or any of its Affiliates (other than the Transferor) (the Seller and its Affiliates other than the Transferor being hereinafter referred to as the “Corporate Group”); (c) is not a person related to any person referred to in clauses (a) and (b); (d) is not and has not, during the past five years, been a trustee, conservator or receiver for any member of the Corporate Group; (e) is not and has not, during the past five years, been a Person controlling or under common control of any person referred to in clauses (a) – (d); and (f) has (i) prior experience as an independent director for a corporation whose charter documents required the unanimous consent of all independent directors thereof before such corporation could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (ii) at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective business, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.

“Initial Transfer Documents” shall have the meaning specified in Section 5.2(h). “Interest Component” shall mean, (i) with respect to any Commercial Paper issued on an interest-bearing basis, the interest payable on such Commercial Paper at its maturity (including any dealer commissions) and (ii) with respect to any Commercial Paper issued on a discount basis, the portion of the face amount of such Commercial Paper representing the discount incurred in respect thereof (including any dealer commissions).

“Intermediate Concentration Account” means a special depository account in the name of the Transferor maintained at a Special Account Bank for the purpose of receiving Collections remitted from the Special Account(s) maintained at such Special Account Bank and other Special Account Banks.

“Intermediate Concentration Account Agreement” means an agreement substantially in the form attached as Exhibit D-3 hereto (or in such other form as may be approved in writing by each Administrative Agent) among the Transferor, an Intermediate Concentration Bank and the Agent.

“Intermediate Concentration Account Bank” means a bank holding an Intermediate Concentration Account.

“Intermediate Concentration Account Notice” means a notice, in substantially the form of the Notice of Effectiveness attached to an Intermediate Concentration Account Agreement, from the Agent to the applicable Intermediate Concentration Account Bank.

“Investor” means a Conduit Investor or a Bank Investor.

“Investor Fee Letter” means the Twelfth Amended and Restated Investor Fee Letter dated the 2021 Closing Date among the Transferor and the Administrative Agents relating to certain fees payable by the Transferor to the Administrative Agents, for the account of the

Investors in their respective Related Groups, as amended, restated, supplemented or otherwise modified from time to time.

“Investor Report” means a report, in substantially the form attached hereto as Exhibit E or in such other form as is mutually agreed to by the Transferor and each Administrative Agent, furnished by the Collection Agent pursuant to Section 2.11(a) hereof.

“Invoice” means a document or electronic statement issued in accordance with the Credit and Collection Policy to an Obligor stating the merchandise and/or the services purchased thereunder, the amount payable and the due date therefor.

“Joint Venture” means (i) an entity that was formerly a Transferring Affiliate and that has ceased to be directly or indirectly wholly-owned by FMCH, but in which FMCH directly or indirectly retains an equity interest and (ii) any other entity that is not directly or indirectly wholly-owned by FMCH and for whom collections on assets owing to such entity are deposited into a Special Account, in each case as specified in the most recent Cash Collections Report, or in the case of a newly identified Joint Venture, as specified in the next Cash Collections Report, which Cash Collections Report shall be delivered to Investors within 45 days of the first remittance of proceeds of the assets of such entity, following its creation as or conversion into an entity that is not directly or indirectly wholly-owned by FMCH, into a Special Account; it being understood that no entity shall be a Joint Venture for purposes of this Agreement if FMCH either (a) does not retain directly or indirectly at least a majority of the equity interest in such entity or (b) is not the administrator of the books, records and accounts of such entity.

“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

“L/C Collateral Account” means Account No. 03470-19 entitled “L/C Collateral Account,” a segregated cash collateral account maintained in New York at the Agent (ABA No. 02600 2532) for the benefit of the L/C Issuers and Investors, and any other cash collateral account established by the Agent in New York in substitution therefor.

“L/C Fees” means, in respect of any Letter of Credit, all administrative fees that shall have been negotiated between the applicable L/C Issuer and the Transferor in respect of such Letter of Credit. Unless otherwise agreed by the Agent, accrued and unpaid L/C Fees shall be due and payable on the last day of each calendar month or, if in any case such day is not a Business Day, the next following day that is a Business Day; provided that L/C Fees constituting upfront or issuance fees may be paid on the date of issuance of the related Letter of Credit.

“L/C Issuance Notice” has the meaning specified in Section 2.18.

“L/C Issuer” ” means a Bank Investor (other than Reliant Trust) in its capacity as an issuer of a Letter of Credit. In the case of the Related Group in respect of which RBC is Administrative Agent, RBC as L/C Issuer shall be a fronting bank for Thunder Bay and in the case of any drawing made under a Letter of Credit issued by RBC, the “L/C Issuer” that holds the resulting Reimbursement Obligation shall be Thunder Bay.

“L/C Modification” has the meaning specified in Section 2.18(f).

“L/C Modification Notice” has the meaning specified in Section 2.18(f).

“Letter of Credit” means a standby letter of credit issued by an L/C Issuer in U.S. Dollars for the account of the Transferor under and pursuant to this Agreement.

“Letter of Credit Application” means, in respect of any Letter of Credit, such application and documentation as the applicable L/C Issuer may require in connection with the issuance of such Letter of Credit.

“Letter of Credit Obligations” means, at any time, the sum, without duplication, of (a) the aggregate undrawn amount of outstanding Letters of Credit at such time plus (b) the aggregate unpaid amount at such time of all Reimbursement Obligations. If (i) any Letter of Credit is subject to International Standby Practices (ISP98) and (ii) by reason of the circumstances described in Rule 3.14(a) of ISP98, the last day for presentation is automatically extended, the undrawn amount of such Letter of Credit shall continue to constitute “Letter of Credit Obligations” hereunder at all times during the period from its original expiry date to the last day of such extension.

“Liberty Street” means Liberty Street Funding LLC, a Delaware limited liability company, together with its successors and permitted assigns.

“LIBOR” has the meaning assigned to such term in Section 1.5.

“LIBOR Rate” means, subject to Section 2.3(h), with respect to any Eurodollar Tranche Period for the Investors in any Related Group, the LIBO Screen Rate for the applicable LIBOR Tenor, as determined by the Administrative Agent for such Related Group as of the applicable Reference Time on or before the first day of such Eurodollar Tranche Period, as applicable, in an amount approximately equal to the Eurodollar Tranche to which the Eurodollar Rate is to apply and for a period of time approximately equal to the applicable Eurodollar Tranche Period; provided, however, that the LIBOR Rate for any Eurodollar Tranche Period shall not be less than 0.00%.

“LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Tranche for any Tranche Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Tranche Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent for its Related Group in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than 0.00%, such rate shall be deemed to be 0.00% for the purposes of this Agreement.

“LIBOR Tenor” means, with respect to any Eurodollar Tranche Period for the Investors in a Related Group, initially, 3 months or such other period as the Transferor and the Administrative Agent for such Related Group may agree in writing from time to time.

“Liquidation Yield” means, at any time, an amount equal to:

(RVF x LBR x NI) x (EMP/360)

Where:

RVF=the Rate Variance Factor at such time;

LBR=2.50% plus the Base Rate at such time which is applicable to the liquidation period after a Termination Event;

NI=the sum of the Net Investment at such time and the aggregate Letter of Credit Obligations then outstanding; and

EMP =

the sum of (1) the quotient of (i) the Total Outstanding Receivables Balance as of the last day of the most recently ended calendar month divided by (ii) the quotient of (A) the aggregate initial Outstanding Balance of Receivables that arose during the ninety (90) day period ending on such last day, divided by (B) ninety (90) plus (2) the Collection Delay Factor (such sum, the “Estimated Maturity Period”).

“Liquidity Provider” means, with respect to any Conduit Investor, the Person or Persons who will provide liquidity support to such Conduit Investor or its Related CP Issuer in connection with the issuance by such Conduit Investor of Commercial Paper.

“Liquidity Provider Agreement” means an agreement between a Conduit Investor or its Related CP Issuer and one or more Liquidity Providers evidencing the obligation of each such Liquidity Provider to provide liquidity support to such Conduit Investor or its Related CP Issuer in connection with the issuance by such Conduit Investor or its Related CP Issuer of Commercial Paper.

“Loss Horizon” means, as of any date, the product of (a) a ratio (expressed as a percentage) computed by dividing (i) the sum of (A) the aggregate Outstanding Balance of all non-Medicare Receivables acquired by the Transferor during the seven (7) most recently ended calendar months plus (B) the aggregate Outstanding Balance of all Medicare Receivables acquired by the Transferor during the three (3) most recently ended calendar months, by (ii) the Net Receivable Balance as of the last day of the most recently ended calendar month and (b) the highest average Adjusted Default Ratio for any consecutive three (3) month period during the immediately preceding 12-month period.

“Loss Percentage” means on any day the greater of (i) 2.50 times the Loss Horizon as of such day and (ii)12.50%.

“Loss Reserve” means, on any day, an amount equal to:

LP x NRB

Where:

LP=the Loss Percentage at the close of business of the Collection Agent on such day; and

NRB=the Net Receivables Balance at the close of business of the Collection Agent on such day.

“Loss-to-Liquidation Ratio” means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the aggregate Outstanding Balance of all Receivables that were actually written off during such month, by (ii) the aggregate amount of Collections received by the Collection Agent during such period.

“Majority Investors” means, at any time, those Investors which hold Commitments aggregating in excess of 66⅔% of the aggregate Commitments of all Investors as of such date.

“Material Adverse Effect” means a material adverse effect on any of (i) the collectibility or enforceability of a material portion of the Receivables or Related Security, (ii) the ability of the Transferor or any Originating Entity to charge or collect a material portion of the Receivables or Related Security, (iii) the ability of (A) the Transferor or any Originating Entity to perform or observe in any material respect any provision of this Agreement or any other Transaction Document to which it is a party or (B) of FME KGaA or FMCH to cause the due and punctual performance and observation by the Seller or the Transferor of any such provision or, if the Seller or the Transferor shall fail to do so, to perform or observe any such provision required to be performed or observed by the Seller or the Transferor under this Agreement or any other Transaction Document to which the Seller or the Transferor is party, in each case pursuant to the Parent Agreement, (iv) the ability of (A) any Transferring Affiliate to perform or observe in any material respect any provision of the Transferring Affiliate Letter or, in the case of any Designated Account Agent, the applicable Account Agent Agreement, or (B) of FME KGaA or FMCH to cause the due and punctual performance and observation by such Transferring Affiliate or such Designated Account Agent of any such provision or, if such Transferring Affiliate or such Designated Account Agent shall fail to do so, to perform or observe any such provision, in each case pursuant to the Parent Agreement, (v) the financial condition, operations, businesses or properties, each on a consolidated basis, of FME KGaA, FMCH, NMC or the Transferor or (vi) the interests of the Agent, any Administrative Agent or any of the Investors under the Transaction Documents.

“Maximum Aggregate Face Amount” means, at any time in respect of the Letters of Credit then outstanding, the aggregate face amount of such Letters of Credit, whether drawn or undrawn and including, in the case of any Letter of Credit the face amount of which shall, by the express terms of such Letter of Credit, increase by a specified amount on any future date during the term of such Letter of Credit, the aggregate amount of any such prospective increases in face amount.

“Maximum Percentage Factor” means 100.00%.

“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 USC §§1396 et seq.) and any statutes succeeding thereto.

“Medicaid Regulations” means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid; (b) all state statutes and plans for medical assistance enacted in connection with such statutes and federal rules and regulations promulgated pursuant to or in connection with such statutes; and (c) all applicable provisions of all rules, regulations manuals, orders and administrative, reimbursement and other guidelines of all governmental authorities (including, without limitation, HHS, CMS, the office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 USC §§1395 et seq.) and any statutes succeeding thereto.

“Medicare Receivable” means any Receivable that is subject to the Medicare Regulations other than a Receivable payable by a third-party Obligor.

“Medicare Regulations” means, collectively, (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting Medicare; and (b) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement and other guidelines of all governmental authorities (including, without limitation, HHS, CMS, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with the foregoing (whether or not having the force of law), as each may be amended, supplemented or otherwise modified from time to time.

“Minimum Amount” shall have the meaning specified in Section 5.1(h). “Moody’s” means Moody’s Investors Service, Inc.

“MUFG” means MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, together with its successors and assigns.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Transferor, the Seller or any ERISA Affiliate of the Transferor or the Seller on behalf of its employees.

“Net Investment” means the sum of the cash amounts paid to the Transferor for each Incremental Transfer (NI) less the aggregate amount of Collections received and applied to reduce such Net Investment pursuant to Section 2.5, 2.6 or 2.9 hereof; provided that the Net

Investment shall be restored and reinstated in the amount of any Collections so received and applied if at any time the distribution of such Collections is rescinded or must otherwise be returned for any reason. A portion of the Net Investment shall be deemed to be held by an Investor to the extent such portion of the Net Investment shall have been funded by, or assigned to, such Investor.

“Net Receivables Balance” means, at any time:

(a)the Eligible Receivables Balance;

minus

(b)the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Designated Obligor or class of Designated Obligors exceeds the Concentration Factor for such Designated Obligor or class of Designated Obligors;

minus

(c)	the Excess Unbilled Receivables Amount.

“NMC” means National Medical Care, Inc., a Delaware corporation and owner of 100.00% of the outstanding stock of the Transferor.

“Non-Securitization Account Receivable Proxy” means an amount equal to $2,500,000, as such amount may be increased or decreased annually with the consent of the Transferor, the Agent and each Administrative Agent based upon the most recent report delivered to the Agent pursuant to Section 2.11(b) and the Agent’s recommendation following its review of collections and cash management systems utilized by Transferring Affiliates and Joint Ventures.

“Notice of Incremental Transfer (NI)” shall have the meaning specified in Section 2.2 and shall include a Notice of Incremental Transfer (NI) deemed to have been issued pursuant to Section 2.19.

“Notice of Reimbursement Obligation” shall have the meaning specified in Section 2.19.

“NPRBI” shall have the meaning specified in Section 2.13.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source identified as such by the NYFRB from time to time.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than 0.00%, such rate shall be deemed to be 0.00% for purposes of this Agreement.

“Obligor” of any Receivable means (i) any Person obligated to make payments of such Receivable pursuant to a Contract and/or (ii) any Person owing any amount in respect of such Receivable, or in respect of any Related Security with respect to such Receivable; provided that all such Persons referred to in any of clauses (A), (B), (E), (F) and (G) below, and each Person referred to in any of clauses (C) and (D) below, shall be deemed for purposes of this Agreement to be one Obligor with respect to such Receivable:

(A):all Persons owing Receivables or Related Security under the Medicare program;

(B):all Persons owing Receivables or Related Security under the Medicaid program;

(C):each Person which is an insurance company;

(D):each Person which is a hospital or other health care provider;

(E):all Persons, other than health care providers or Persons referred to in clause (A), (B), (C) or (D) above or clause (F) or (G) below, owing Receivables arising from the sale of services or merchandise;

(F):all Persons owing Receivables or Related Security under the CHAMPUS/VA Program; and

(G):all Persons who receive the services or merchandise the sale of which results in Receivables that are not insured, guaranteed or otherwise supported in respect thereof by any of the Persons referred to in clauses (A) through (F) above, including any Person owing any amount in respect of Receivables by reason of insurance policy deductibles or co-insurance agreements or arrangements (each such Person, a “Self-Pay Obligor”).

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Official Body” means any government or political subdivision or any agency,

authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles in each case whether foreign or domestic.

“Original Closing Date” means August 28, 1997.

“Originating Entity” means any of the Seller and any Transferring Affiliate. “Other Transferor” means, with respect to any Conduit Investor, any Person other than the Transferor that has entered into a receivables purchase agreement or transfer and administration agreement with such Conduit Investor.

“Outstanding Balance” means with respect to any Receivable the outstanding principal amount thereof (excluding any accrued and outstanding Finance Charges related thereto) (which, in the case of any Unbilled Receivable, shall be the amount on the books and records of the related Originating Entity) minus the amount of the Pre-Arranged Contractual Adjustments that have not yet been applied to reduce such outstanding principal amount. It is understood and agreed that, for purposes of calculating the Eligible Receivable Balance, a Receivable that has been written-off will have an Outstanding Balance of zero.

“Overnight Bank Funding Rate” means, for any day, the rate composed of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Parent Agreement” means the Fourth Amended and Restated Parent Agreement, dated as of the 2021 Closing Date, made by FME KGaA and FMCH in respect of the obligations of the Originating Entities and NMC under the Transaction Documents, as the same may be amended, restated, supplemented or otherwise modified from time to time with the consent of each Administrative Agent.

“Parent Group” means, collectively, FME KGaA, FMCH, NMC, the Transferor, the Originating Entities and their Subsidiaries and Affiliates, and “Parent Group Member” means any such Person individually.

“PATRIOT Act” has the meaning specified in Section 10.14.

“Payment” has the meaning specified in Section 9.6.

“Payment Notice” has the meaning specified in Section 9.6.

“Payor” shall, solely for purposes of Section 8.3, have the meaning specified in such section.

“Percentage Factor” shall mean the fraction (expressed as a percentage) computed at any time of determination as follows:

NI + LCO + LR + DLR + DR + SFR

NRB

Where:

NI=the Net Investment at the time of such computation;

LCO =

the Maximum Aggregate Face Amount of all Letters of Credit outstanding at the time of such computation, plus any Reimbursement Obligations then outstanding in respect of any Letter of Credit that shall have ceased to be in effect, minus any amount then held in an L/C Collateral Account;

LR=the Loss Reserve at the time of such computation;

DLR=the Dilution Reserve at the time of such computation;

DR=the Discount Reserve at the time of such computation;

SFR=the Servicing Fee Reserve at the time of such computation; and

NRB=the Net Receivables Balance at the time of such computation.

“Perfection Representations” means the representations, warranties and covenants set forth in Schedule III attached hereto.

“Person” means any corporation, limited liability company, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency or any government.

“PNC” means PNC Bank, National Association, together with its successors and assigns.

“Potential Termination Event” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Termination Event.

“Pre-Arranged Contractual Adjustment” means, with respect to any Receivable, a Contractual Adjustment that was agreed upon by the applicable Originating Entity and the applicable Obligor on or prior to the date such Receivable arose.

“Primary Payor” means (i) each Obligor referred to in clauses (A), (B), (E), (F) and (G) of the definition of “Obligor” contained in this Section 1.1, (ii) collectively, all Obligors of the type referred to in clause (C) of the definition of “Obligor” contained in this Section 1.1 and (iii) collectively, all Obligors of the type referred to in clause (D) of the definition of “Obligor” contained in this Section 1.1.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent for its Related Group) or in any similar release by the Federal Reserve Board (as determined by the Administrative Agent for its Related Group). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Pro Rata Share” means, for a Bank Investor in any Related Group, the Commitment of such Bank Investor divided by the sum of the Commitments of all Bank Investors in such Related Group.

“Proceeds” means “proceeds” as defined in Article 9 of the UCC as in effect on the date hereof.

“Purchased Interest” means the interest in the Receivables acquired by a Liquidity Provider from a Conduit Investor through purchase pursuant to the terms of a Liquidity Provider Agreement.

“Purchase Termination Date” means the date upon which the Transferor shall cease, for any reason whatsoever, to make purchases of Receivables from the Seller under the Receivables Purchase Agreement or the Receivables Purchase Agreement shall terminate for any reason whatsoever.

“Rate Variance Factor” means 2.50 or such other number, computed from time to time in good faith by the Agent (with the written consent of each Administrative Agent), that reflects the largest potential variance (from minimum to maximum) in selected interest rates over a period of time selected by the Agent from time to time, set forth in written notice by the Agent to each Administrative Agent, the Transferor and the Collection Agent.

“Rating Agency” means, at any time, Moody’s, S&P, Fitch or any other rating agency chosen by a Conduit Investor or its Related CP Issuer to rate its commercial paper notes at such time.

“RBC” means Royal Bank of Canada, together with its successors and assigns.

“Receivable” means the indebtedness of any Obligor, whether constituting an account, chattel paper, instrument, insurance claim, investment property or general intangible, arising in connection with the sale or lease of merchandise (including, without limitation, medicines) or the rendering of services, by an Originating Entity (other than a Joint Venture), and includes the right to payment of any Finance Charges and other obligations of such Obligor with respect thereto. For the avoidance of doubt, the term “Receivable” shall include all amounts payable by any Obligor in connection with any such sale or rendering of services, regardless of when an Invoice is issued therefor and regardless of any write-off with respect to such Receivable or any other change or adjustment to the accounting or invoicing with respect to such sale or rendering of services. Accordingly, the cancellation of an Invoice for a Receivable and the issuance of a new Invoice under a new Invoice number, a new Invoice date and/or a new Obligor name (or any other accounting or invoicing change) shall not result in the creation of a new Receivable or change the original due date of the Receivable. Similarly, if a portion of a Receivable owing by an Obligor is written-off but is subsequently re-billed to Medicare or another Obligor, the amount owing by Medicare or such other Obligor is part of the original Receivable and is not a new Receivable and the original due date of the Receivable will likewise remain unchanged.

“Receivables Purchase Agreement” means the Third Amended and Restated Receivables Purchase Agreement dated as of the 2021 Closing Date by and between NMC, as seller, and the Transferor, as purchaser, as such agreement may be amended, modified or supplemented and in effect from time to time.

“Recharacterization” shall have the meaning specified in Section 10.11.

“Recipient” shall, solely for purposes of Section 8.3, have the meaning specified in such section.

“Records” means all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to receivables and the related Obligors.

“Recovery Rate” means a percentage that shall initially be equal to 40% and shall be adjusted on any date specified by the Agent following receipt by the Agent of the annual report contemplated in Section 6.2(c)(ii) and evaluation by the Agent of the then effective recovery rate, which adjusted percentage shall be equal to the lesser of (1) 40% and (2) the average monthly recovery rate for the twelve consecutive calendar-months specified in such report.

“Reference Time” means, with respect to any setting of the then-current Benchmark for the Investors in a Related Group, (1) if such Benchmark is the LIBOR Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, or such other date and time as the Transferor and the Administrative Agent for such Related Group may agree in writing and (2) if such Benchmark is not the LIBOR Rate, the time determined by such Administrative Agent in its reasonable discretion.

“Reimbursement Obligation” shall have the meaning specified in Section 2.19(b).

“Reinvestment Termination Date” means, with respect to any Conduit Investor, the second Business Day after the delivery by such Conduit Investor to the Transferor of written notice that such Conduit Investor elects to commence the amortization of its interest in the Net Investment or otherwise liquidate its interest in the Transferred Interest.

“Reinvestment Transfer” means a Transfer occurring in connection with the reinvestment of Collections pursuant to Section 2.2(b) and 2.5.

“Related Commercial Paper” means, at any time, Commercial Paper then outstanding that shall have been issued by the Conduit Investors to acquire or maintain any Net Investment hereunder.

“Related CP Issuer” means, when used in relation to any Conduit Investor, any other entity that issues Commercial Paper for the purpose of funding all or part of such Conduit Investor’s interest in the Transferred Interest, as specified from time to time in a written notice by the Administrative Agent for such Conduit Investor to the Collection Agent, together with the successors and permitted assigns of such entity.

“Related Group” means any of the following groups: (i) Liberty Street, as a Conduit Investor, and Scotiabank, as a Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns, (ii) GTA Funding, as a Conduit Investor, Reliant Trust, as a Bank Investor, and TD Bank as a Bank Investor and as an Administrative Agent, collectively with their respective successors and permitted assigns, (iii) Atlantic Securitization, as a Conduit Investor, and Credit Agricole, as a Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns, (iv) Thunder Bay, as a Conduit Investor, and RBC, as a Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns, (v) PNC, as a Bank Investor and as an Administrative Agent, together with its successors and permitted assigns and (vi) Victory Receivables, as a Conduit Investor, and MUFG, as a Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns.

“Related Group Limit” means, with respect to any Related Group, the aggregate Commitments of the Bank Investors in such Related Group.

“Related Security” means with respect to any Receivable, all of the Transferor’s rights, title and interest in, to and under:

(i)all of the Seller’s, the Transferor’s or any Transferring Affiliate’s interest, if any, in the merchandise (including returned or repossessed merchandise), if any, the sale of which gave rise to such Receivable;

(ii)all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements describing any collateral securing such Receivable;

(iii)all guarantees, indemnities, warranties, insurance (and proceeds and premium refunds thereof) or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise, including, without limitation, insurance, guaranties and other agreements or arrangements under the Medicare program, the Medicaid program, state renal programs, CHAMPUS/VA, private insurance policies, and hospital and other health care programs and health care provider arrangements;

(iv)all Records related to such Receivable;

(v)all rights and remedies of the Transferor (A) under the Receivables Purchase Agreement, together with all financing statements filed by the Transferor against the Seller in connection therewith, (B) under the Transferring Affiliate Letter, together with all financing statements filed in connection therewith against the Transferring Affiliates, and (C) under the Parent Agreement; and

(vi)all Proceeds of any of the foregoing.

“Relevant Governmental Body” means the Federal Reserve Board or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board or the NYFRB, or any successor thereto.

“Reliant Trust” means Reliant Trust, a trust formed under the laws of the Province of Ontario, together with its successors and permitted assigns.

“Remittance Date” means any of the following: (i) the last day of a Tranche Period applicable to any portion of the Net Investment, (ii) the last day of a calendar month or, if in any case such day is not a Business Day, the next following day that is a Business Day, (iii) a Drawing Date or RO Refinancing Date, (iv) any other date on which any payment or remittance is contemplated to be made hereunder, or (v) following the Termination Date or the occurrence of a Termination Event or Potential Termination Event, any Business Day determined by the Agent to be a Remittance Date.

“Removal Supplement” has the meaning specified for such term in the Transferring Affiliate Letter.

“Retained Interest” has the meaning specified in Section 5.5.

“RG Transferred Interest” means, with respect to any Related Group at any time of determination, the pro rata share of such Related Group in the Transferred Interest, which pro rata share shall be based on the percentage that the Net Investment and Letter of Credit Obligations in respect of the Investors in such Related Group bears to the aggregate Net Investment and Letter of Credit Obligations of all Investors at such time. From and after the occurrence of the Termination Date, and on each day on which a Termination Event or a Potential Termination Event has occurred and is continuing, the RG Transferred Interest shall be calculated as of the last Business Day prior to the occurrence of the Termination Date or such Termination Event or Potential Termination Event, as applicable, and shall remain fixed at all times thereafter until, in the case of a Termination Event or Potential Termination Event, such event shall be cured or waived.

“RO Interest” has the meaning specified in Section 2.19.

“RO Refinancing Date” has the meaning specified in Section 2.19.

“Sanctioned Country” means, at any time, a country or territory that is or whose government is subject to or the target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person currently the subject or the target of any Sanctions, including any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, (b) any Person controlled by any such Person, (c) any Person that is operating, organized or resident in a Sanctioned Country, (d) any Person with whom engaging in trade, business or other activities is otherwise prohibited or restricted by Sanctions or (e) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country or (iii) a Person resident in a Sanctioned Country, in each case to the extent subject to a sanctions program administered by OFAC.

“Sanctions” means economic, financial or other sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or other relevant U.S. sanctions authority, (b) by the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom or (c) by other relevant sanctions authorities to the extent compliance with the sanctions imposed by such other authorities would not entail a violation of applicable law.

“Scotiabank” means The Bank of Nova Scotia, together with its successors and permitted assigns.

“Section 8.2 Costs” has the meaning specified in Section 8.2(d) hereof.

“Securitization Regulations” means the EU Securitization Regulation and the UK Securitization Regulation; and references to “each Securitization Regulation” shall be construed accordingly.

“Self-Pay Obligor” has the meaning specified in the definition of Obligor.

“Seller” means NMC and its successors and permitted assigns.

“Seller Parties” means collectively the Originating Entities and the Transferor.

“Service Performance Date” means, with respect to an Unbilled Receivable, the date on which the related Originating Entity has performed all material obligations required to be performed by it under the related Contract (as a result of which the Originating Entity could, if it chose to do so, issue an Invoice for the goods or services in question).

“Servicing Fee” means the fees payable to the Collection Agent by (1) the Investors in a Related Group, with respect to a Tranche held by the Investors in such Related Group, in an amount equal to the Servicing Fee Percentage on the amount of the Net Investment allocated to such Tranche pursuant to Section 2.3 hereof and (2) each L/C Issuer, in an amount equal to the Servicing Fee Percentage on the Letter of Credit Obligations allocable to such L/C Issuer. Such fee shall accrue from the date of the initial purchase of an interest in the Receivables to the date on which the Percentage Factor is reduced to zero. Such fee shall be payable only from Collections pursuant to, and subject to the priority of payments set forth in,

Section 2.5 hereof. After the Termination Date, such fee shall be payable only from Collections pursuant to, and subject to the priority of payments set forth in, Section 2.6 hereof.

“Servicing Fee Percentage” means a per annum rate equal to 1.00%.

“Servicing Fee Reserve” means at any time an amount equal to the product of (i) 2.50, (ii) the aggregate Outstanding Balance of all Receivables at such time, (iii) the Servicing Fee Percentage and (iv) the Estimated Maturity Period divided by 360.

“Short Term” means, with respect to an Unbilled Government Program Receivable, the period consisting of the month in which the related Service Performance Date occurred and the first 12 days of the immediately following month.

“Social Security Act” means the Social Security Act, as amended from time to time, and the regulations promulgated and rulings and advisory opinions issued thereunder.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Special Account” means a special depository account maintained at a bank acceptable to each Administrative Agent for the purpose of receiving Collections, which account is in the name of either (i) the Originating Entity in respect of the Receivables giving rise to such Collections or (ii) a Designated Account Agent acting on behalf of such Originating Entity.

“Special Account Bank” means any of the banks holding one or more Special Accounts.

“Special Account Letter” means a letter, in substantially the form of Exhibit D-1 hereto, from an Originating Entity (or, if applicable, a Designated Account Agent) to any Special Account Bank, executed by such Originating Entity (or such Designated Account Agent) to such Special Account Bank.

“Standard & Poor’s” or “S&P” means S&P Global Ratings, a division of the McGraw-Hill Companies.

“Standing JV Sweep Procedures” means, in the case of any Designated Joint Venture, procedures for (i) the prompt identification of all collections received at any Special Account that constitute proceeds of assets owned exclusively by such Designated Joint Venture and (ii) the weekly remittance of an amount equal to such collections to an account other than a

Special Account, Intermediate Concentration Account or the Concentration Account, in each case subject to reasonable rounding.

“Subordinated Note” shall have the meaning specified in the Receivables Purchase Agreement.

“Subsidiary” of a Person means any Person more than 50% of the outstanding voting interests of which shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person or any similar business organization which is so owned or controlled.

“Taxes” shall have the meaning specified in Section 8.3 hereof.

“TD Bank” means The Toronto-Dominion Bank, a schedule I bank formed under the Bank Act (Canada), together with its successors and permitted assigns.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by an Administrative Agent to the Investors in its Related Group, the Agent, and the Transferor of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by an Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for such Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.3(h) that is not Term SOFR. For the avoidance of doubt, an Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion.

“Termination Date” means the earliest of (i) the Business Day designated by the Transferor to each Administrative Agent as the Termination Date at any time following 60 days’ written notice to each Administrative Agent, (ii) the day upon which the Termination Date is declared or automatically occurs pursuant to Section 7.2(a) hereof, (iii) the Commitment Termination Date or (iv) the Purchase Termination Date.

“Termination Event” means an event described in Section 7.1 hereof.

“Thunder Bay” means Thunder Bay Funding, LLC a Delaware limited liability company, together with its successors and permitted assigns.

“Total Outstanding Receivable Balance” means the aggregate Outstanding Balance of the Receivables.

“Tranche” means a portion of the Net Investment allocated to a Tranche Period pursuant to Section 2.3 hereof.

“Tranche Period” means a CP Tranche Period, a BR Tranche Period or a Eurodollar Tranche Period.

“Tranche Rate” means the CP Rate, the Base Rate or the Eurodollar Rate, subject to Section 7.2(b); provided that, with respect to any Related Group, if: (i) a Conduit Cessation shall have occurred in respect of a Conduit Investor in such Related Group and (ii) such Conduit Investor shall have no Commercial Paper outstanding in support of its Net Investment hereunder, the Tranche Rate applicable to the Net Investment of any Investor in such Related Group shall be equal to the Eurodollar Rate in respect of the applicable Tranche Period; provided further that from and after the occurrence of the Termination Date, any Termination Event or any Potential Termination Event, the foregoing proviso shall cease to be given effect.

“Transaction Costs” has the meaning specified in Section 8.4(a) hereof.

“Transaction Documents” means, collectively, this Agreement, the Receivables Purchase Agreement, the Fee Letters, the Special Account Letters, the Concentration Account Agreement, the Account Agent Agreement(s), the Transfer Certificates, the Transferring Affiliate Letter, the Parent Agreement, the Intermediate Concentration Account Agreements, Letters of Credit, Letter of Credit Applications and all of the other instruments, documents and other agreements executed and delivered by any Originating Entity, FME KGaA, FMCH, NMC or the Transferor in connection with any of the foregoing, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Transfer” means a conveyance, transfer and assignment by the Transferor to the Agent, for the benefit of the Investors, of an undivided percentage ownership interest in Receivables hereunder together with Related Security, Collections and Proceeds with respect thereto (including, without limitation, as a result of the issuance of any Letter of Credit or as a result of any reinvestment of Collections in Transferred Interests pursuant to Sections 2.2(b) and 2.5).

“Transfer Certificate” has the meaning specified in Section 2.2(a) hereof.

“ Transfer Date” means, with respect to each Transfer, the Business Day on which such Transfer is made.

“Transfer Price” means with respect to any Incremental Transfer to be made by the Agent, on behalf of the Investors participating in such Incremental Transfer, (i) in the case of an Incremental Transfer (NI), the amount paid to the Transferor by such Investors as described in the related Transfer Certificate and (ii) in the case of an Incremental Transfer (L/C), the face amount of the Letter of Credit to be issued by the applicable L/C Issuer as described in the related Transfer Certificate.

“Transferor” means NMC Funding Corporation, a Delaware corporation, and its successors and permitted assigns.

“Transferred Interest” means, at any time of determination, an undivided percentage ownership interest in (i) each and every then outstanding Receivable, (ii) all Related Security with respect to each such Receivable, (iii) all Collections with respect thereto, and (iv) other Proceeds of the foregoing, which undivided ownership interest shall be equal to the Percentage Factor at such time, and only at such time (without regard to prior calculations); provided that, during the period from the Termination Date until the Final Collection Date, the Transferred Interest shall include the right to receive 100% of the Collections. The Transferred Interest in each Receivable, together with Related Security, Collections and Proceeds with respect thereto, shall at all times be equal to the Transferred Interest in each other Receivable, together with Related Security, Collections and Proceeds with respect thereto. To the extent that the Transferred Interest shall decrease as a result of a recalculation of the Percentage Factor, the Agent, on behalf of the applicable Investors, shall be considered to have reconveyed to the Transferor (without recourse, representation or warranty of any type or kind) an undivided percentage ownership interest in each Receivable, together with Related Security, Collections and Proceeds with respect thereto, in an amount equal to such decrease such that in each case the Transferred Interest in each Receivable shall be equal to the Transferred Interest in each other Receivable. Following the later to occur of the Termination Date and the Final Collection Date, the Transferred Interest shall be reduced to zero.

“Transferring Affiliate” means a company specified on Exhibit Q hereto, as such Schedule may be amended from time to time as provided in Section 2.15; provided, however, that no such company shall be a Transferring Affiliate from and after the occurrence of any Event of Bankruptcy by or with respect thereto unless any Receivables that arose from sales by such company exist on such date, in which case such company shall continue to be a Transferring Affiliate until the respective Outstanding Balances of all such Receivables shall have been reduced to zero.

“Transferring Affiliate Letter” means the Second Amended and Restated Affiliate Letter dated the 2021 Closing Date from the Transferring Affiliates to the Seller, as the same may be amended, restated, supplemented or otherwise modified from time to time with the consent of each Administrative Agent.

“UCC” means, with respect to any state, the Uniform Commercial Code as from time to time in effect in such state.

“UK Securitization Regulation” means Regulation (EU) 2017/2402, as it forms part of the domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018, as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 and as further amended from time to time.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unbilled” means, with respect to any Receivable or category of Receivables, any Receivable for which an Invoice has not yet been issued but the Service Performance Date has occurred.

“Unrealized Contractual Adjustment Reserve” means the reserve maintained by the Collection Agent in accordance with its customary practices reflecting the difference between the Outstanding Balance of Receivables owing by certain commercial insurers and the Collection Agent’s estimate of what such commercial insurers will pay in respect of such Receivables. It is understood and agreed that Pre-Arranged Contractual Adjustments will be reflected in the initial Outstanding Balance of the applicable Receivables and accordingly will not be included in the Unrealized Contractual Adjustment Reserve. In addition, the Unrealized Contractual Adjustment Reserve will also include amounts sufficient to cover system-generated rebates, rebills and prompt pay discounts.

“Unsold Transferred Interests” shall have the meaning specified in Section 10.15(c).

“Unused Fee” means, with respect to each Related Group, the fee payable by the Transferor to the related Administrative Agent for the account of the applicable Bank Investors in such Related Group pursuant to Section 2.7(ii) hereof, the terms of which are set forth in the Investor Fee Letter.

“U.S.” or “United States” means the United States of America.

“US Government Obligor” means any Obligor that is the federal government of the United States, or any subdivision or agency thereof the obligations of which are supported by the full faith and credit of the United States, and shall include any Obligor referred to in clause (A),(B) or (F) of the definition of “Obligor” contained in this Section 1.1.

“Victory Receivables” means Victory Receivables Corporation, a Delaware corporation, together with its successors and permitted assigns.

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.2.   Other Terms. Except as otherwise provided herein, all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

SECTION 1.3.   Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each means “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”.

SECTION 1.4.   Amendment and Restatement. Subject to the satisfaction of the conditions precedent set forth in Section 4.1, this Agreement amends and restates the Existing TAA in its entirety. This Agreement is not intended to constitute a novation of the Existing TAA. Upon the effectiveness of this Agreement (the “Effective Date”), each reference to the Existing TAA in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Agreement.

SECTION 1.5.   Interest Rates; LIBOR Notification. The interest rate on Eurodollar Tranche is determined by reference to the LIBOR Rate, which is derived from the London interbank offered rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that: (a) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Each party to this agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, Section 2.3(h)(ii) and (iii) provide the mechanism for determining an alternative rate of interest. The Administrative Agent for its Related Group will promptly notify the Transferor and the Agent, pursuant to Section 2.3(h)(v), of any change to the reference rate upon which the interest rate on its Eurodollar Tranches is based. However, no Administrative Agent warrants or accepts any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to LIBOR or other rates in the definition of “Eurodollar Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.3(h)(ii) or (iii), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.3(h)(iv), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBOR Rate or have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. Each Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Transferor and its affiliates. Each Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark or any component thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Transferor, the Agent, any Investor or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

ARTICLE II

PURCHASE AND SETTLEMENTS

SECTION 2.1.   Facility. Upon the terms and subject to the conditions herein set forth, the Transferor may from time to time prior to the Termination Date, at its option, (i) convey, transfer and assign to the Agent, on behalf of the Investors, percentage ownership interests in the Receivables, together with Related Security, Collections and Proceeds with respect thereto and (ii) request one or more L/C Issuers to issue or cause the issuance of Letters of Credit, in each case subject to the terms hereof. Each such Transfer is made without recourse to the Transferor; provided, however, that the Transferor shall be liable for all representations, warranties, covenants and other agreements made by the Transferor pursuant to the terms of this Agreement or any other Transaction Document. The Transferred Interest arising in connection with the Transfers made hereunder shall be allocated among the Related Groups in accordance with their respective RG Transferred Interests as of any date of determination, and as among the Related Groups the RG Transferred Interests may fluctuate from time to time based on the Net Investment and Letter of Credit Obligations outstanding at such time. Subject to the terms and conditions set forth herein, the Agent shall accept such conveyance, transfer and assignment on behalf of the Investors. By accepting any conveyance, transfer and assignment hereunder, none of the Investors, the Administrative Agents or the Agent assumes or shall have any obligations or liability under any of the Contracts, all of which shall remain the obligations and liabilities of the Transferor and the Seller.

SECTION 2.2.   Incremental Transfers(NI); Certificates; Eligible Receivables. (a) Incremental Transfers(NI). Upon the terms and subject to the conditions herein set forth the Transferor may, at its option, request that an Incremental Transfer (NI) be made by the Agent, on behalf of each of the applicable Investors.

The Transferor shall, by written notice to the Agent substantially in the form of Exhibit A hereto (a “Notice of Incremental Transfer (NI)”) (with a copy to each Administrative Agent) given by telecopy or email, offer to convey, transfer and assign to the Agent, on behalf of the Investors, undivided percentage ownership interests in the Receivables and the other Affected Assets relating thereto. A Notice of Incremental Transfer (NI) shall be issued not later than 3:00 p.m. (New York time) at least one (1) Business Day prior to the proposed date of the Incremental Transfer (NI) requested therein. Each Notice of Incremental Transfer (NI) shall specify: (x) the desired Transfer Price (which shall be at least $1,000,000 or integral multiples of $250,000 in excess thereof) or, to the extent that the then available unused portion of the Facility Limit is less than such amount, such lesser amount equal to such available unused portion of the Facility Limit, (y) the desired date of such Incremental Transfer (NI) and (z) the desired Tranche Period(s) and allocations of the Net Investment of such Incremental Transfer thereto as required by Section 2.3 (it being understood that any request for a Eurodollar Tranche Period shall be subject to the approval of each applicable Administrative Agent). The Agent shall promptly advise each Administrative Agent of the allocation of the Transfer Price in respect of the requested Incremental Transfer (NI) based on the Incremental Transfer (NI) Ratable Share anticipated to be applicable as of the date of such proposed Incremental Transfer (NI). Each Administrative Agent will promptly notify the related Conduit Investor or each of the Bank Investors in its Related Group, as the case may be, of such Administrative Agent’s receipt of any request for an Incremental Transfer (NI) to be made to the Agent on behalf of such Person. To the extent that any such Incremental Transfer (NI) is requested of the Agent, on behalf of a Conduit Investor, such Conduit Investor shall instruct the Agent to accept or reject such offer by notice given to the Transferor and the Agent by telephone, telecopy or email by no later than the close of its business on the Business Day following its receipt of any such request. If any Conduit Investor does not fund the full amount of its Related Group’s proposed Incremental Transfer (NI) Ratable Share specified in such notice, or if there is no Conduit Investor in a Related Group, one or more of the Bank Investor(s) in such Related Group shall be required to fund the portion thereof not funded by a Conduit Investor (if any) in its Related Group in accordance with the last paragraph of this Section 2.2(a). In no event shall Reliant Trust, in its capacity as a Bank Investor, be required to fund any portion of its Related Group's proposed Incremental Transfer (NI) Ratable Share, if and to the extent that such portion is funded by The Toronto-Dominion Bank, in its capacity as a Bank Investor.

Each Notice of Incremental Transfer (NI) shall be irrevocable and binding on the Transferor and the Transferor shall indemnify each Investor against any loss or expense incurred by any Investor, either directly or indirectly (including, in the case of a Conduit Investor, through the related Liquidity Provider Agreement) as a result of any failure for any reason (including failure to satisfy any of the conditions precedent in respect thereof) by the Transferor to complete such Incremental Transfer (NI) including, without limitation, any loss (including loss of anticipated profits) or expense incurred by any Investor, either directly or indirectly (including, in the case of a Conduit Investor, pursuant to the related Liquidity Provider Agreement) by reason of the liquidation or reemployment of funds acquired by any Investor or a related Liquidity Provider (including, without limitation, funds obtained by issuing commercial paper or promissory notes or obtaining deposits as loans from third parties) for any Investor to fund such Incremental Transfer (NI).

The Transferor has previously delivered to the Agent the Transfer Certificate in the form of Exhibit F hereto (the “Transfer Certificate”). On the date of each Incremental Transfer (NI), each Administrative Agent shall send written confirmation to the Transferor and to the Agent of the Transfer Price, the Tranche Period(s), the Transfer Date and the Tranche Rate(s) applicable to the portion of such Incremental Transfer (NI) made by such Administrative Agent’s Related Group. The Agent shall indicate the amount of the Incremental Transfer (NI) together with the date thereof as well as any decrease in the Net Investment on the grid attached to the Transfer Certificate. The Transfer Certificate shall evidence the Incremental Transfers(NI).

By no later than 3:00 p.m. (New York time) on any Transfer Date, each Investor participating in the relevant Transfer shall remit its Incremental Transfer (NI) Ratable Share of the aggregate Transfer Price for such Transfer either (i) to the account of the related Administrative Agent specified therefor from time to time by such Administrative Agent by notice to such Investor or (ii) if so directed by such Administrative Agent, directly to the Transferor. The obligation of each Investor to remit its Incremental Transfer (NI) Ratable Share of any such Transfer Price shall be several from that of each other Investor, and the failure of any Investor to so make such amount available to its related Administrative Agent or the Transferor, as applicable, shall not relieve any other Investor of its obligation hereunder. If the portion of the Transfer Price payable by the Investors in a Related Group is remitted to the related Administrative Agent, then, following each Incremental Transfer (NI) and such Administrative Agent’s receipt of funds from the Investors in its Related Group participating in such Transfer as aforesaid, such Administrative Agent shall remit such portion of the Transfer Price to the Transferor’s account at the location indicated in Section 10.3 hereof, in immediately available funds. Unless an Administrative Agent shall have received notice from any Bank Investor in its Related Group participating in an Incremental Transfer (NI) that such Bank Investor will not make its share of any Transfer Price relating to such Incremental Transfer (NI) available on the applicable Transfer Date therefor, such Administrative Agent may (but shall have no obligation to) make such Bank Investor’s share of any such Transfer Price available to the Transferor in anticipation of the receipt by such Administrative Agent of such amount from such Bank Investor. To the extent such Bank Investor fails to remit any such amount to its Administrative Agent after any such advance by such Administrative Agent on such Transfer Date, such Bank Investor, on the one hand, and the Transferor, on the other hand, shall be required to pay such amount, together with interest thereon at a per annum rate equal to the Federal funds rate (as determined in accordance with clause (iii) of the definition of “Base Rate”), in the case of such Bank Investor, or the otherwise applicable Tranche Rate, in the case of the Transferor, to such Administrative Agent upon its demand therefor; provided that such Administrative Agent shall not be permitted to recover more than once for such amount or interest thereon. Until such amount shall be repaid, such amount shall be deemed to be Net Investment paid by the applicable Administrative Agent and such Administrative Agent shall be deemed to be the owner of a Transferred Interest hereunder. Upon the payment of such amount to such Administrative Agent (x) by the Transferor, the amount of the aggregate Net Investment shall be reduced by such amount or (y) by such Bank Investor, such payment shall constitute such Bank Investor’s payment of its share of the applicable Transfer Price for such Transfer.

(b)Reinvestment Transfers. On each Business Day occurring after the initial Incremental Transfer hereunder and prior to the Termination Date, the Transferor hereby agrees to convey, transfer and assign to the Agent, on behalf of the Investors, and in consideration of the Transferor’s agreement to maintain at all times prior to the Termination Date a Net Receivables Balance in an amount at least sufficient to maintain the Percentage Factor at an amount not greater than the Maximum Percentage Factor, the Agent may, on behalf of each Conduit Investor (unless such Conduit Investor has otherwise directed the Agent) and shall, on behalf of each of the Bank Investors, agree to purchase from the Transferor undivided percentage ownership interests in each and every Receivable, together with Related Security, Collections and Proceeds with respect thereto, to the extent that Collections are available for such Transfer in accordance with Section 2.5 hereof, such that after giving effect to such Transfer, (i) the amount of the Net Investment at the close of business on such Business Day shall be equal to the amount of the Net Investment at the close of the business on the Business Day immediately preceding such

Business Day plus the Transfer Price of any Incremental Transfer (NI) made on such day, if any, and (ii) the Transferred Interest in each Receivable, together with Related Security, Collections and Proceeds with respect thereto, shall be equal to the Transferred Interest in each other Receivable, together with Related Security, Collections and Proceeds with respect thereto.

(c)All Transfers. Each Transfer shall constitute a purchase by the Agent, on behalf of the Investors, of undivided percentage ownership interests in each and every Receivable, together with Related Security, Collections and Proceeds with respect thereto, then existing, as well as in each and every Receivable, together with Related Security, Collections and Proceeds with respect thereto, which arises at any time after the date of such Transfer. The Agent’s aggregate undivided percentage ownership interest in the Receivables, together with the Related Security, Collections and Proceeds with respect thereto, held on behalf of the Investors, shall equal the Percentage Factor in effect from time to time. The Agent shall hold the Transferred Interests on behalf of the Related Groups in accordance with each such Related Group’s RG Transferred Interest at such time.

(d)	[Reserved].

(e)Percentage Factor; Transferred Interest. The Percentage Factor shall be computed by the Collection Agent as of the opening of business of the Collection Agent on the effective date of this Agreement. Thereafter until the Termination Date, the Collection Agent shall recompute the Percentage Factor at the time of each Incremental Transfer and as of the close of business of the Collection Agent on each Business Day (other than a day after the Termination Date) and report such recomputation to the Agent monthly, in the Investor Report, and at such other times as may be requested by any Administrative Agent. The Percentage Factor shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation, if any, shall be made, notwithstanding any additional Receivables arising, or any Incremental Transfer or any Reinvestment Transfer made, during any period between computations of the Percentage Factor. For the avoidance of doubt, the “Transferred Interest” after the Termination Date may be different from the Percentage Factor. As set forth in the definition of “Transferred Interest”, the Transferred Interest shall remain constant at 100% at all times on and after the Termination Date until the Final Collection Date, at which time the Transferred Interest shall be reduced to zero.

SECTION 2.3.   Selection of Tranche Periods and Tranche Rates.

(a)Prior to the Termination Date; Transferred Interest held on behalf of a Conduit Investor. At all times hereafter, but prior to the Termination Date with respect to any portion of the Net Investment held on behalf of a Conduit Investor that is funded through the issuance of Commercial Paper, such portion of the Net Investment shall be allocated to a CP Tranche Period as set forth in the definition of such term. Each Conduit Investor confirms that it is its intention to allocate all or substantially all of the Net Investment held on behalf of it to CP Tranche Periods, provided that such Conduit Investor or its Related CP Issuer may determine, from time to time, in its sole discretion, that funding such Net Investment through the issuance of Commercial Paper is not possible or is not desirable for any reason. If, prior to the Termination Date, any portion of the Net Investment held on behalf of a Conduit Investor is not funded through the issuance of Commercial Paper, then such portion of the Net Investment shall be allocated to a BR Tranche or a Eurodollar Tranche in accordance with Section 2.3(c) in the same manner as if such portion of the Net Investment were held by or on behalf of the Bank Investors, subject to the terms of the definition of “Tranche Rate”. In the case of any Tranche Period outstanding upon the Termination Date, such Tranche Period shall end on such date unless otherwise directed by the applicable Administrative Agent.

(b)After the Termination Date; Transferred Interest Held on behalf of a Conduit Investor. At all times on and after the Termination Date, with respect to any portion of the Transferred Interest which shall be held by the Agent on behalf of a Conduit Investor, such Conduit Investor or its Administrative Agent, as applicable, shall select all Tranche Periods and Tranche Rates applicable thereto.

(c)Prior to the Termination Date; Transferred Interest Held on Behalf of Bank Investor. At all times with respect to any portion of the Transferred Interest held by the Agent on behalf of the Bank Investors in any Related Group, but prior to the Termination Date, the initial Tranche Period applicable to such portion of the Net Investment allocable thereto shall be a period of not greater than 7 days and such Tranche shall be a BR Tranche, unless the Transferor has requested and the applicable Administrative Agent has approved a different Tranche Period and Tranche Rate. Thereafter, with respect to such portion, and with respect to any other portion of the Transferred Interest held on behalf of the Bank Investors (or any of them) in any Related Group, provided that the Termination Date shall not have occurred, the Tranche Period applicable thereto shall be a Eurodollar Tranche Period and the applicable Tranche shall be a Eurodollar Tranche, unless the Transferor has requested and the applicable Administrative Agent has approved a different Tranche Period and Tranche Rate. The Transferor shall give the Administrative Agent for each Related Group irrevocable notice by telephone of the new requested Tranche Period applicable to the Bank Investors in such Related Group at least three (3) Business Days prior to the expiration of any then existing Tranche Period applicable to such Related Group and, if the Transferor shall fail to provide such notice (or, if the requested Tranche Period is less than 7 days or is a Eurodollar Tranche Period, the Administrative Agent does not consent to such request), the applicable Administrative Agent on behalf of the Bank Investors in such Related Group may, in its sole discretion, select the new Tranche Period in respect of the applicable Tranche. In the case of any Tranche Period outstanding upon the occurrence of the Termination Date, such Tranche Period shall end on the date of such occurrence.

(d)After the Termination Date; Transferred Interest Held on behalf of Bank Investor. At all times on and after the Termination Date, with respect to any portion of the Transferred Interest held by the Agent on behalf of the Bank Investors in any Related Group, the Administrative Agent for such Related Group shall select all Tranche Periods and Tranche Rates applicable thereto.

(e)Illegality. Notwithstanding any other provision of this Agreement, if any Investor shall notify its Administrative Agent that such Investor has determined (or has been notified by any Liquidity Provider) that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful (either for such

Investor or such Liquidity Provider, as applicable), or any central bank or other governmental authority asserts that it is unlawful, for such Investor or such Liquidity Provider, as applicable, to fund the purchases or maintenance of Transferred Interests at the Eurodollar Rate, then (x) as of the effective date of such notice from such Investor to its Administrative Agent, the obligation or ability of the such Investor to fund its purchase or maintenance of Transferred Interests at the Eurodollar Rate shall be suspended until such Investor notifies its Administrative Agent that the circumstances causing such suspension no longer exist and (y) the Net Investment of each Eurodollar Tranche in which such Investor owns an interest shall either (1) if such Investor may lawfully continue to maintain such Transferred Interest at the Eurodollar Rate until the last day of the applicable Tranche Period, be reallocated on the last day of such Tranche Period to another Tranche Period in respect of which the Net Investment allocated thereto accrues Discount at a Tranche Rate other than the Eurodollar Rate or (2) if such Investor shall determine that it may not lawfully continue to maintain such Transferred Interest at the Eurodollar Rate until the end of the applicable Tranche Period, such Investor’s share of the Net Investment allocated to such Eurodollar Tranche shall be deemed to accrue Discount at the Base Rate from the effective date of such notice until the end of such Tranche Period.

(f)Separate Tranches for Related Groups. In no event shall portions of the Net Investment held by Investors from different Related Groups be allocated to the same Tranche.

(g)	[Reserved].

(h)	Replacement of LIBOR Rate.

(i)Subject to clauses (ii), (iii), (iv), (v), (vi) and (vii) of this Section 2.3(h), if prior to the commencement of any Tranche Period for a Eurodollar Tranche:

(1)the Administrative Agent for any Related Group determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or the LIBOR Rate, as applicable (including because the LIBO Screen Rate is not available or published on a current basis), for such Tranche Period; provided that no Benchmark Transition Event shall have occurred at such time; or

(2)the Administrative Agent for any Related Group is advised by one or more of the Investors in its Related Group that the Eurodollar Rate or the LIBOR Rate, as applicable, for such Tranche Period will not adequately and fairly reflect the cost to such Investor (or Investors) of funding or purchasing their requested share of the Incremental Transfer or reallocating or maintaining their share (or its share) of the Net Investment for such Interest Period;

then such Administrative Agent shall give notice thereof to the Investors in its Related Group, the Transferor and the Agent by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Investors in its Related Group, the Transferor and the Agent that the circumstances giving rise to such notice no longer exist, if any Notice of Incremental Transfer (NI) requests an Incremental Transfer at the Eurodollar Tranche Rate, such Incremental Transfer shall be made as an Incremental Transfer at the Base Rate (notwithstanding any election made by the Transferor pursuant to Section 2.3(c) or otherwise).

(ii)Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date has occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Investors of any Related Group by its Administrative Agent without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document so long as such Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Investors in its Related Group.

(iii)Notwithstanding anything to the contrary herein or in any other Transaction Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date has occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document; provided that, this clause (iii) shall not be effective unless the Administrative Agent for any Related Group has delivered a Term SOFR Notice to the Investors in its Related Group, the Transferor and the Agent.

(iv)In connection with the implementation of a Benchmark Replacement, the Administrative Agent for any Related Group will have the right to make Benchmark Replacement Conforming Changes from time to time with respect to the Tranche Rate for its Related Group and, notwithstanding anything to the contrary herein or in any other

Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. However, no such Benchmark Replacement Conforming Changes will go into effect until 30 days after such Administrative Agent notifies the Transferor of such changes.

(v)The Administrative Agent will promptly notify the Investors in its Related Group, the Transferor and the Agent of (A) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (vi) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent of any Related Group or, if applicable, any Investor (or Investors) in its Related Group pursuant to this Section 2.3(h), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 2.3(h).

(vi)Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or the LIBOR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by any Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then such Administrative Agent shall, to the extent necessary to implement the Benchmark Replacement, modify the definition of “Eurodollar Tranche Period” or “Tranche Period” for any Benchmark settings for its Related Group at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then such Administrative Agent shall, to the extent necessary to implement the Benchmark Replacement, modify the definition of “Eurodollar Tranche Period” or “Tranche Period” for all Benchmark settings for its Related Group at or after such time to reinstate such previously removed tenor.

(vii)Upon the Transferor’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Transferor may revoke any request for a purchase of, reallocation of, conversion to or continuation of any share of the Net Investment at the

Eurodollar Rate to be purchased, reallocated, converted or continued, as applicable, during any Benchmark Unavailability Period and, failing that, the Transferor will be deemed to have converted any such request into a request for an Incremental Transfer, or reallocation or conversion to, a BR Tranche. During any Benchmark Unavailability Period or at any time that a tenor for the then- current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

SECTION 2.4.   Discount, Fees and Other Costs and Expenses. Notwithstanding any limitation on recourse contained herein, the Transferor shall pay, as and when due in accordance with this Agreement, all fees hereunder, Discount (including Discount due to any Conduit Investor or any Bank Investor), all L/C Fees, RO Interest, all amounts payable pursuant to Article VIII hereof, if any, and the Servicing Fees. On the last day of each Tranche Period (or, in the case of a CP Tranche Period, by no later than the second Business Day following the last day of such CP Tranche Period), the Transferor shall pay to each Administrative Agent, on behalf of the applicable Investors in its Related Group, an amount equal to the accrued and unpaid Discount for such Tranche Period together with, in the event the Transferred Interest is held on behalf of a Conduit Investor, an amount equal to the discount accrued on the Commercial Paper of such Conduit Investor or its Related CP Issuer to the extent such Commercial Paper was issued in order to fund the Transferred Interest in an amount in excess of the Transfer Price of an Incremental Transfer. Discount shall accrue with respect to each Tranche on each day occurring during the Tranche Period related thereto. Nothing in this Agreement shall limit in any way the obligations of the Transferor to pay the amounts set forth in this Section 2.4.

SECTION 2.5.   Non-Liquidation Settlement and Reinvestment Procedures.

(a)On each day after the date of any Incremental Transfer but prior to the Termination Date and provided that no Potential Termination Event shall have occurred and be continuing, the Collection Agent shall, out of Collections received on or prior to such day and not previously applied or accounted for: (i) set aside and hold in trust for the Agent, on behalf of the applicable Investors (or deposit into the Collection Account if so required pursuant to Section 2.12 hereof), an amount equal to all Discount, L/C Fees, RO Interest and the Servicing Fee accrued through such day and not so previously set aside or paid, (ii) set aside the amount of any Reimbursement Obligation that shall have arisen and then remain unpaid and (iii) apply the balance of such Collections remaining after application of Collections as provided in clauses (i) and (ii) of this Section 2.5 hereof to the Transferor, for the benefit of the Agent, on behalf of the applicable Investors, to the purchase of additional undivided percentage interests in each Receivable pursuant to Section 2.2(b) hereof. Any Collections so set aside as described in clause (i) above shall be allocated among the Related Groups ratably in proportion to the accrued Discount, L/C Fees, RO Interest and Servicing Fee with respect to the Investors in each such Related Group. Any Collections so set aside as described in clause (ii) above shall be allocated among the Related Groups that contain L/C Issuers ratably in proportion to the outstanding Reimbursement Obligation of all L/C Issuers at such time.

(b)On each Remittance Date, the Collection Agent shall, from the amounts set aside as described in Section 2.5(a), deposit to the applicable Administrative Agent’s account, for the benefit of the related Investors, an amount equal to the accrued and unpaid Discount for any Tranche Period then ending (in the case of the last day of a Tranche Period), the accrued and unpaid L/C Fees and RO Interest and Reimbursement Obligations, as applicable, and shall deposit to its own account an amount equal to the accrued and unpaid Servicing Fee. The applicable Administrative Agent, upon its receipt of such amounts in such Administrative Agent’s account, shall distribute such amounts to the applicable Investors entitled thereto as set forth above and, in the case of Credit Agricole, as Administrative Agent for its Related Group, in accordance with the CACIB Group Letter Agreement.

(c)If on any Remittance Date, the Collection Agent shall have insufficient funds to pay all of the above amounts in full on any such Remittance Date, the Collection Agent shall distribute the funds then available in the following order and priority:

First, to (i) the Agent, in respect of and for application to the Administration Fee, and (ii) each Administrative Agent, ratably based on and to the extent of the amounts then owing to the Investors in each Related Group in respect of and for application to accrued and unpaid Discount, L/C Fees, RO Interest, Drawn Fees and Unused Fees;

Second, to the Administrative Agents for the L/C Issuers, ratably based on and to the extent of the Reimbursement Obligations then owing to the L/C Issuers, for application to such Reimbursement Obligations;

Third, to the Agent and to the Administrative Agents, ratably based on and to the extent they or any Indemnified Parties in respect of their Related Groups are due any amounts under Article VIII, for application to such amounts; and

Fourth, to the Collection Agent, to the extent of any Servicing Fee then owing.

SECTION 2.6.   Liquidation Settlement Procedures. (a) If at any time on or prior to the Termination Date, the Percentage Factor is greater than the Maximum Percentage Factor, then the Transferor shall immediately pay to the Administrative Agents for the Related Groups, for the benefit of the applicable Investors in their respective Related Groups, from previously received Collections, an aggregate amount equal to the amount such that, when applied to reduce the Net Investment, will result in the Percentage Factor being less than or equal to the Maximum Percentage Factor. Such aggregate amount shall be paid to such Administrative Agents ratably in accordance with the portion of the Net Investment held by their respective Related Groups. Any amount so paid to an Administrative Agent for a Related Group shall be applied to reduce the Net Investment of Tranche Periods applicable to such Related Group selected by such Administrative Agent. In the event the Net Investment is reduced to zero and the Percentage Factor continues to be greater than the Maximum Percentage Factor, the Transferor shall immediately remit to the Administrative Agents for the Related Groups that have L/C Issuers, from previously received Collections, an aggregate amount equal to the amount such that, when applied to the then unpaid Reimbursement Obligations and otherwise held to Cash-Collateralize the then outstanding Letters of Credit, will result in the Percentage Factor being less than or equal to the Maximum Percentage Factor. Any amounts received by Credit Agricole, as Administrative Agent for its Related Group, pursuant to this Section 2.6 shall be distributed in accordance with the CACIB Group Letter Agreement.

(b)On the Termination Date and on each day thereafter, and on each day on which a Termination Event or a Potential Termination Event has occurred and is continuing, the Collection Agent shall deposit into the Collection Account all Collections received on such day. Pending such deposit, the Collection Agent shall hold such Collections in trust for the benefit of the Investors. In addition, on the Termination Date or the day on which a Termination Event or Potential Termination Event has occurred and is continuing, the Collection Agent shall deposit to each Administrative Agent’s account, for the benefit of the applicable Investors, any amounts set aside pursuant to Section 2.5 above which have been allocated to such Administrative Agent’s Related Group as described in Section 2.5.

(c)On the Termination Date and on each day thereafter, and on each day on which a Termination Event or a Potential Termination Event has occurred and is continuing, the Collection Agent shall (or, if the Agent has assumed exclusive control over the Collection Account, shall request the Agent to) distribute funds then available in the Collection Account in the following order and priority:

First, to the Agent, to reimburse the Agent for the reasonable costs and out-of-pocket expenses incurred by the Agent in connection with the administration and enforcement of this Agreement and the other Transaction Documents;

Second, if such day is a Remittance Date, to (i) the Agent, in respect of and for application to the Administration Fee, and (ii) each Administrative Agent, ratably based on and to the extent of the amounts then owing to the Investors in each Related Group in respect of and for application to accrued and unpaid Discount, L/C Fees, RO Interest, Drawn Fees and Unused Fees;

Third, if such day is the last day of any month and if the Transferor, the Seller or any Affiliate of the Transferor or the Seller is not then the Collection Agent, to the Collection Agent’s account, in payment of the accrued and unpaid Servicing Fee due to the Collection Agent;

Fourth, to each Administrative Agent, ratably based on the RG Transferred Interest of each Related Group, for application toward (i) a reduction of the Net Investment of the Investors in such Related Group, (ii) payment of any Reimbursement Obligations then owing and (iii) the Cash-Collateralization of any Letters of Credit then outstanding;

Fifth, to the Agent and each Administrative Agent, ratably based on all other Aggregate Unpaids owing to the Agent or the members of any Related Group; and

Sixth, if the Transferor, the Seller or any Affiliate of the Transferor or the Seller is the Collection Agent, to its account as Collection Agent, in payment of the accrued and unpaid Servicing Fee.

The Agent shall elect, in its reasonable discretion, whether such distributions shall be made daily, weekly or monthly or at such other intervals as the Agent may (or at the direction of the Majority Investors, shall) determine to be appropriate. Each Administrative Agent, upon its receipt of such amounts in such Administrative Agent’s account, shall distribute such amounts to the Investors in its Related Group entitled thereto as set forth above and, in the case of Credit Agricole, as Administrative Agent for its Related Group, in accordance with the CACIB Group Letter Agreement. In the case of amounts distributed to Cash-Collateralize any outstanding Letters of Credit, such amounts shall be deposited into an L/C Collateral Account for application to Reimbursement Obligations as drawings are made under the related Letters of Credit. From and after the date any Letter of Credit shall be surrendered for cancellation or otherwise expire, all amounts then held in the L/C Collateral Account to Cash-Collateralize such Letter of Credit shall be released to the Agent for application to the Aggregate Unpaids in accordance with this Section 2.6.

(d)Following the later to occur of the Termination Date and the Final Collection Date, (i) the Collection Agent shall recompute the Percentage Factor, (ii) the Agent, on behalf of the Investors, shall be considered to have reconveyed to the Transferor all of the right, title and interest in and to the Affected Assets (including the Transferred Interest) without recourse, representation or warranty of any type or kind, (iii) the Collection Agent shall pay to the Transferor any remaining Collections set aside and held by the Collection Agent for the Investors pursuant to this Section 2.6 and (iv) the Agent, on behalf of the Investors, shall execute and deliver to the Transferor, at the Transferor’s expense, such documents or instruments as are necessary to terminate the Agent’s interests in the Affected Assets. Any such documents shall be prepared by or on behalf of the Transferor.

SECTION 2.7.   Fees. Notwithstanding any limitation on recourse contained in this Agreement, on the second Business Day of each month the Transferor shall pay the following non-refundable fees: (i) to each Administrative Agent for the account of the applicable Investors in its Related Group, the Drawn Fee, (ii) to each Administrative Agent for the account of the applicable Bank Investors in its Related Group, the Unused Fee and (iii) to the Agent the Administration Fee.

SECTION 2.8.   Protection of Ownership Interest of the Investors; Special Accounts, Intermediate Concentration Account and Concentration Account.

(a)The Transferor agrees that it will, and will cause the Seller to, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Agent or any Administrative Agent may reasonably request in order to perfect or protect the Transferred Interest or to enable the Agent, the Administrative Agents or the Investors to exercise or enforce any of their respective rights hereunder. Without limiting the foregoing, the Transferor will, and will cause the Seller to, upon the request of the Agent, any Administrative Agent or any of the Investors, in order to accurately reflect the purchase and sale of the Transferred Interests hereunder, execute and file such financing or continuation statements or amendments thereto or assignments thereof as may be requested by the Agent, any Administrative Agent or any of the Investors and (y) mark its respective master data processing records and other documents with a legend describing the conveyance to the Transferor of the Receivables (in the case of the Seller) and to the Agent, for the benefit of the Investors, of the Transferred Interest. The Transferor shall, and will cause the Seller to, upon request of the Agent, any Administrative Agent or any of the Investors obtain such additional search reports as the Agent, any Administrative Agent or any of the Investors shall request. To the fullest extent permitted by applicable law, the Agent shall be authorized to sign and file financing statements , continuation statements and amendments thereto relating to the Receivables, Related Security and Collections and assignments thereof to the Agent or any successor or permitted assign of the Agent without the Transferor’s or the Seller’s signature. The Transferor shall not, and shall not permit the Seller or any Transferring Affiliate to, change its respective name, identity or corporate structure nor relocate its respective chief executive office or jurisdiction of organization or any office where Records are kept unless it shall have: (i) given the Agent and each Administrative Agent at least thirty (30) days prior notice thereof and (ii) prepared at the Transferor’s expense and delivered to the Agent all financing statements, instruments and other documents necessary to preserve and protect the Transferred Interest or requested by the Agent or any Administrative Agent in connection with such change or relocation; provided that the jurisdiction of organization for the Transferor, the Seller and each Transferring Affiliate shall at all times be a State within the United States. Any filings under the UCC or otherwise that are occasioned by such change in name or location shall be made at the expense of Transferor.

(b)The Agent is hereby authorized at any time to date, and to deliver (i) to the Concentration Account Bank, the Concentration Account Notice and (ii) to each Intermediate Concentration Account Bank an Intermediate Concentration Account Notice. The Transferor hereby, when the Agent shall deliver the Concentration Account Notice to the Concentration Account Bank or an Intermediate Concentration Account Notice to any Intermediate Concentration Account Bank, transfers to the Agent the exclusive ownership and control of the Concentration Account or the applicable Intermediate Concentration Account, as the case may be, and shall take any further action that the Agent may reasonably request to effect such transfer. In case any authorized signatory of the Transferor whose signature shall appear on the Concentration Account Agreement or any Intermediate Concentration Account Agreement shall cease to have such authority before the delivery of the Concentration Account Notice or Intermediate Concentration Account Notice, as the case may be, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such delivery. The Agent shall, at the time it delivers the Concentration Account Notice to the Concentration Account Bank or an Intermediate Concentration Account Notice to any Intermediate Concentration Account Bank, provide a copy thereof to the Transferor; provided that the failure on the part of the Agent to provide such notice to the Transferor shall not affect the validity or effectiveness of the Concentration Account Notice or Intermediate Concentration Account Notice, as applicable, or impair any rights of the Agent, any Administrative Agent or any of the Investors hereunder.

(c)In addition and without limiting the authority of the Agent set forth in subsection (b) above, but subject to subsection (d) below, the Transferor shall (i) cause each Originating Entity to instruct any or all of the Special Account Banks (which instructions shall be maintained in full force and effect at all times) to transfer directly to the Concentration Account or to an Intermediate Concentration Account all Collections from time to time on deposit in the applicable Special Accounts in accordance with the terms set forth in the applicable Special Account Letter and Section 5.1(h) and (ii) instruct each Intermediate Concentration Account Bank (which instructions shall be maintained in full force and effect at all times) to transfer directly to the Concentration Account all Collections from time to time on deposit in the applicable Intermediate Concentration Accounts on a daily basis in accordance with the terms set forth in the applicable Intermediate Concentration Account Agreement. In the event the Transferor shall at any time determine, for any of the reasons described in subsection (d) below, that the Transferor or any Originating Entity shall be unable to comply fully with the requirements of this subsection (c), the Transferor shall promptly so advise the Agent and each Administrative Agent, and the Transferor, the Agent and each Administrative Agent shall commence discussions with a view toward implementing an alternative arrangement therefor satisfactory to the Agent and each Administrative Agent.

(d)Anything to the contrary herein notwithstanding, all Medicare or Medicaid payments which are made by an Obligor with respect to any Receivables shall be collected from such Obligor only by (i) the applicable Originating Entity or (ii) an agent of such Originating Entity, except to the extent that an Obligor may be required to submit any such payments directly to a Person other than such Originating Entity pursuant to a court-ordered assignment which is valid, binding and enforceable under applicable federal and state Medicare Regulations and Medicaid Regulations; and neither this Agreement nor any other Transaction Document shall be construed to permit any other Person, in violation of applicable Medicare Regulations or Medicaid Regulations to collect or receive, or to be entitled to collect or receive, any such payments prior to such Originating Entity’s or such agent’s receipt thereof.

SECTION 2.9.   Deemed Collections; Application of Payments. If on any day the Outstanding Balance of a Receivable is either (x) reduced as a result of any defective, rejected or returned merchandise or services, any discount, credit, Contractual Adjustment, rebate, dispute, warranty claim, repossessed or returned goods, chargeback, allowance, any billing adjustment (including, without limitation, any cancellation of an Invoice and reissuance of a new Invoice relating to the same sale or service) or other adjustment, or (y) reduced or canceled as a result of a setoff or offset in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Transferor shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or cancellation and the Transferor shall pay to the Collection Agent an amount equal to such reduction or cancellation and such amount shall be applied by the Collection Agent as a Collection in accordance with Section 2.5 or 2.6 hereof, as applicable.

(a)If on any day it is determined that (i) any of the representations or warranties in Article III was untrue with respect to a Receivable as of the date such representation or warranty was made or (ii) any of the representations or warranties set forth in Section 3.1(d) or Section 3.1(j) becomes untrue with respect to a Receivable (whether on or after the date of any transfer of an interest therein to the Agent or any of the Investors as contemplated hereunder) or (iii) a Receivable that was formerly treated as or represented to be an Eligible Receivable does not satisfy the requirements in paragraph (xi) of the definition of Eligible Receivable or becomes a Diluted Government Program Receivable, the Transferor shall be deemed to have received on such day a Collection on such Receivable in full and the Transferor shall on such day pay to the Collection Agent an amount equal to the Outstanding Balance of such Receivable (determined without giving effect to any write-off with respect thereto) and such amount shall be allocated and applied by the Collection Agent as a Collection allocable to the Transferred Interest in accordance with Section 2.5 or 2.6 hereof, as applicable.

(b)Any payment by an Obligor in respect of any indebtedness owed by it to any Transferring Affiliate, the Transferor or the Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by each Administrative Agent to the Transferor or the Collection Agent, be applied as a Collection of any Receivable of such Obligor included in the Transferred Interest (starting with the oldest such Receivable) or the extent of any amounts then due and payable thereunder before being applied to any other receivable or other indebtedness of such Obligor.

SECTION 2.10.   Payments and Computations, Etc. All amounts to be paid or deposited by the Transferor or the Collection Agent hereunder shall be paid or deposited in accordance with the terms hereof no later than 12 p.m. (New York City time) on the day when due in immediately available funds; if such amounts are payable to the Agent or any Administrative Agent (whether on behalf of any of the Investors or otherwise) they shall be paid or deposited in the applicable account indicated in Section 10.3 hereof, until otherwise notified by the Agent or such Administrative Agent, as the case may be. The Transferor shall, to the extent permitted by law, pay to each Administrative Agent, for the benefit of itself and the Investors in its Related Group, upon demand, interest on all amounts owing to such Administrative Agent or such Investors not paid or deposited when due hereunder at a rate equal to 2% per annum plus the Base Rate. All computations of Discount, interest and all per annum fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Any computations by an Administrative Agent of amounts payable by the Transferor hereunder to such Administrative Agent or any Investor in its Related Group shall be binding upon all parties hereto absent manifest error. All payments to be made by the Transferor or the Collection Agent hereunder or under any other Transaction Document shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.

SECTION 2.11.   Reports. (a) Investor Report. On or prior to the last Business Day of each month, the Collection Agent shall prepare and forward to the Agent and each Administrative Agent (i) an Investor Report as of the end of the last day of the immediately preceding month, (ii) a listing by Primary Payor of all Receivables together with an analysis as to the aging of such Receivables as of such last day, but only to the extent the Receivable Systems of the Collection Agent are able to generate such information, (iii) written confirmation that all payments in cash, by way of credits to intercompany accounts (in the case of purchases made by the Seller from any Transferring Affiliate) or by way of application of proceeds of advances made under the Subordinated Note (in the case of purchases made by the Transferor from the

Seller) have been made by the Transferor under the Receivables Purchase Agreement or by the Seller under the Transferring Affiliate Letter, as applicable, in accordance with the respective terms of such agreement, (iv) a report specifying the aggregate Outstanding Balance of all Receivables for each of the Obligors representing the ten largest percentages of the aggregate Outstanding Balance of all Receivables, together with information on the agings of such Receivables, (v) confirmation that NMC continues to comply with its obligations under Section 5.5 (a) to (c) below with regard to the Retained Interest and (vi) such other information as the Agent or any Administrative Agent may reasonably request. (b) Cash Collections Report. On or prior to the date occurring forty-five (45) days after the last Business Day of each month, the Collection Agent shall prepare and forward to the Agent and each Administrative Agent a report specifying as of the last day of such month (i) the name of each Joint Venture for whom the proceeds of assets owned by such Joint Venture are being deposited into a Special Account, (ii) the Special Accounts into which the proceeds of assets owned by a Joint Venture are being deposited and the names of any Transferring Affiliates using those Special Accounts, (iii) the aggregate amount of deposits made to any Special Account during such month and the portion of such deposits constituting proceeds of assets of such Joint Venture deposited during such month, (iv) any amounts remitted during such month to a Joint Venture directly and not to any Special Account that constitute assets of the Transferor, (v) in the case of any Special Account into which proceeds of assets of a Designated Joint Venture are being deposited, confirmation that the Standing JV Sweep Instructions have been implemented with respect to such Special Account and (vi) the name of any Joint Venture that was, but has ceased to be, a Designated Joint Venture. Information relating to any newly identified Joint Venture shall be included in such report promptly following the identification thereof, and in any event not later than the date occurring 45 days after the first remittance to any Special Account of proceeds of any asset owned by such Joint Venture. In the event any amounts owing to any Person that is neither the Seller, a Transferring Affiliate nor a Joint Venture, the Cash Collections Report shall in addition provide the foregoing information in respect of such Person.

SECTION 2.12.   Collection Account. The Agent shall maintain with a bank selected by the Agent (with the consent of each Administrative Agent) a segregated account (the “Collection Account”), in the Agent’s or the Transferor’s name and bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Agent, on behalf of the Investors; provided that the Agent may, in its discretion, elect to use the Concentration Account as the Collection Account. The Agent shall have the right to assume exclusive control over the Collection Account. If no Collection Agent Default, Termination Event or Potential Termination Event has occurred and is continuing, the Collection Agent shall remit daily within forty-eight hours of receipt to either the Concentration Account or an Intermediate Concentration Account all Collections received with respect to any Receivables in accordance with Section 5.3(h). During the continuance of a Collection Agent Default or a Termination Event or a Potential Termination Event, and at all times on and after the Termination Date, the Collection Agent shall remit daily within forty-eight hours of receipt to the Collection Account all Collections received with respect to any Receivables. Funds on deposit in the Collection Account (other than investment earnings) shall be invested by the Collection Agent (or, if the Agent has assumed exclusive control over the Collection Account, the Agent) in Eligible Investments that will mature so that such funds will be available prior to each Remittance Date following such investment. On each Remittance Date, such funds on deposit, together with all interest and earnings (net of losses and investment expenses) thereon, in the Collection Account shall be made available for application in accordance with the terms of Section 2.6 or otherwise for application toward payments required to be made hereunder (including Discount) by the Transferor. On the Final Collection Date, any funds remaining on deposit in the Collection Account shall be paid to the Transferor.

SECTION 2.13.   Sharing of Payments, Etc. If any Investor (for purposes of this Section only, being a “NPRBI”) shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Transferred Interest owned by it (other than pursuant to Section 2.7, or Article VIII and other than as a result of the differences in the timing of the applications of Collections pursuant to Section 2.5 or 2.6) in excess of its ratable share of payments on account of Transferred Interest obtained by the Investors entitled thereto, such NPRBI shall forthwith purchase from the other Investors entitled to a share of such amount participations in the Transferred Interests owned by such other Investors the excess payment ratably with each such other Investor entitled thereto; provided, however , that if all or any portion of such excess payment is thereafter recovered from such NPRBI, such purchase from each such other Investor shall be rescinded and each such other Investor shall repay to the NPRBI the purchase price paid by such NPRBI for such participation to the extent of such recovery, together with an amount equal to such other Investor’s ratable share (according to the proportion of (a) the amount of such other Investor’s required payment to (b) the total amount so recovered from the NPRBI) of any interest or other amount paid or payable by the NPRBI in respect of the total amount so recovered.

SECTION 2.14.   Right of Setoff. Without in any way limiting the provisions of Section 2.13, each Investor is hereby authorized (in addition to any other rights it may have) at any time after the occurrence of the Termination Date or during the continuance of a Potential Termination Event to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits (other than any deposits then being held in any Special Account maintained by an Investor as to which deposits the Investors waive their rights of set-off in respect of the Aggregate Unpaid) and any other indebtedness held or owing by any Investor to, or for the account of, the Transferor against the amount of the Aggregate Unpaids owing by the Transferor to such Investor or to the Agent or any Administrative Agent on behalf of such Investor (even if contingent or unmatured).

SECTION 2.15.   Addition and Removal of Transferring Affiliates. (a)(i) If (1) one or more wholly-owned Subsidiaries of FMCH (other than the Transferring Affiliates) now owned or hereafter acquired, is primarily engaged in the same business as is conducted on the date hereof by the Originating Entities or (2) FMCH reorganizes its corporate structure such that facilities generating Receivables on the date hereof (or acquired as contemplated by clause (1)) are owned by one or more additional wholly-owned Subsidiaries of FMCH, any or all of the wholly-owned Subsidiaries referred to in clauses (1) and (2) may become Transferring Affiliates under this Agreement, or (ii) if any existing Transferring Affiliate wishes to be removed as a party to the Transferring Affiliate Letter, FCMH may also remove such existing Transferring Affiliate from being a Transferring Affiliate under this Agreement, in each case if the following conditions precedent have been met:

(x)each Administrative Agent shall have received (A) counterparts of the Transferring Affiliate Letter duly executed by such Subsidiary or Subsidiaries or outgoing Transferring Affiliate and (B) with respect to any such Subsidiary or Subsidiaries being added as Transferring Affiliates, the documents relating to such Subsidiary or Subsidiaries of the kind delivered by or on behalf of the Transferring Affiliates pursuant to Section 4.1, together, in the case of both (A) and (B), with such other instruments, documents and agreements as any Administrative Agent may reasonably request in connection therewith; and

(y)each Administrative Agent shall have given prior written consent to such addition or removal in writing (which consent shall not be unreasonably withheld or delayed), it being understood that each Administrative Agent (i) may take into account, among other things, in respect of such addition or removal: (1) the implications such action would have on the composition of and concentrations in the Receivables pool, (2) the impact such action would have on the characterization of transfers between Transferring Affiliates and the Seller or between the Seller and the Transferor, and (3) the risk that such action might give rise to commingling in any of the accounts to which Collections on the Receivables are remitted, and (ii) prior to providing such consent, shall have received such information as it shall have reasonably requested in connection with such addition or removal; and

(z)after giving effect to such addition or removal, (i) the Percentage Factor shall not exceed the Maximum Percentage Factor and (ii) no Termination Event or Potential Termination Event shall then be continuing.

Notwithstanding anything to the contrary in this Section 2.15(a), if any Existing Transferring Affiliate wishes to be removed as a party to the Transferring Affiliate Letter, such Existing Transferring Affiliate may be removed as a Transferring Affiliate under this Agreement and the Transferring Affiliate Letter if the following conditions have been met:

(A)each Administrative Agent shall have received a Removal Supplement executed by such outgoing Transferring Affiliate, the Seller, and the Transferor and acknowledged by the Agent, together with such other instruments, documents and agreements as any Administrative Agent may reasonably request in connection therewith; and

(B)the Transferor shall have delivered to each Administrative Agent and the Agent an Officer’s Certificate of the Collection Agent (each, an “Officer’s Certificate regarding the Removal of Transferring Affiliates”) on the date of such removal:

(1)specifying the name of each Existing Transferring Affiliate being removed on such date; and

(2)certifying that after giving effect to the removal of all Existing Transferring Affiliates being removed on such date, (i) the Percentage Factor shall not exceed the Maximum Percentage Factor, (ii) no Termination Event or Potential Termination Event shall then be continuing and (iii) the aggregate Outstanding Balance of all Receivables originated by the remaining Transferring Affiliates is at least $1,050,000,000.

(b)Upon the addition or removal of any Transferring Affiliate pursuant to subsection (a) above, the provisions of this Agreement, including Exhibit Q, shall, without further act or documentation, be deemed amended, and in the case of any such Subsidiary being added as a Transferring Affiliate, to apply to any such entity to the same extent as the same apply to the Transferring Affiliates as of the date hereof and the term “Transferring Affiliate” in this Agreement shall mean and refer to such entity as well as each then existing Transferring Affiliate.

SECTION 2.16.   Optional Repurchase of Transferred Interest. The Transferor may at any time at its option elect to repurchase the Transferred Interest on not less than sixty (60) days’ prior written notice to each Administrative Agent (a “ Repurchase Notice”) specifying the date on which such repurchase shall occur (the “ Repurchase Date”) and that such Repurchase Date shall be the Termination Date hereunder. By no later than 11:00 a.m. (New York time) on the Repurchase Date, the Transferor shall (a) pay to each Administrative Agent, for the account of the members of its Related Group, an amount (the “Repurchase Price”) equal to the sum of (i) the portion of the Net Investment funded by the Investors in such Related Group, (ii) all Discount accrued and to accrue thereon through the last day of the applicable Tranche Period(s) to which such Net Investment has been allocated and, (iii) the aggregate unpaid amount of all Reimbursement Obligations owing to the Bank Investors in such Related Group and (iv) all other Aggregate Unpaids owing to the members of such Related Group or any related Indemnified Party under the Transaction Documents accrued through the date of such payment and (b) pledge to the Agent for the benefit of all L/C Issuers cash in an aggregate amount sufficient to fully Cash-Collateralize all Letters of Credit then outstanding. The Repurchase Price payable with respect to any Related Group shall be calculated by the related Administrative Agent and notified to the Transferor, which calculation shall be conclusive and binding absent manifest error. By delivering a Repurchase Notice the Transferor shall be deemed to have designated the Repurchase Date as the “Termination Date” as contemplated by clause (i) of the definition of such term.

SECTION 2.17.   Letters of Credit.

Upon the terms and subject to the conditions set forth herein, the Transferor may from time to time request that any specified Bank Investor to act as an L/C Issuer and issue or cause the issuance of one or more Letters of Credit for the account of the Transferor, and each such Bank Investor in its capacity as an L/C Issuer, subject to the satisfaction of the conditions precedent in Section 4.3, agrees to issue or cause the issuance of such Letters of Credit requested of it. Each Letter of Credit shall be issued by a single Bank Investor and any obligation to honor drawings thereunder shall be exclusively the obligation of such Bank Investor, without any requirement that any Investor purchase or assume any participation therein and without any obligation on the part of any other Investor to provide funding therefor. In requesting any Letter of Credit hereunder, due regard shall be given to maintaining to the extent practicable each Related Group’s RG Transferred Interest at a percentage level corresponding to such Related Group’s FL Ratable Share.

The Transferor shall cause a Transfer to be made in support of the issuance of each Letter of Credit hereunder. Upon the issuance of a Letter of Credit, the RG Transferred Interests shall be recalculated to give effect to such issuance.

Notwithstanding anything to the contrary herein, Reliant Trust shall not be requested to act as an L/C Issuer or to provide a Letter of Credit by the Transferor.

SECTION 2.18.   Issuance and Modification of Letters of Credit.

(a)In the case of any Letter of Credit, the Transferor and an L/C Issuer shall negotiate the terms and conditions on which such Letter of Credit shall be issued and, in connection therewith, the Transferor shall execute and deliver to such L/C Issuer a Letter of Credit Application if reasonably required by such L/C Issuer. A Letter of Credit hereunder may be issued on not less than three Business Days’ written notice to the Agent substantially in the form of Exhibit B hereto (an “L/C Issuance Notice”), accompanied by a copy of the Letter of Credit then being proposed for issuance. Each Letter of Credit shall be in form and substance satisfactory to the Agent. The Agent shall, promptly following its receipt of an L/C Issuance Notice, advise the Administrative Agents of such notice.

(b)Each Letter of Credit shall, among other things, provide for the payment of sight drafts or other written demands for payment when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein. Each Letter of Credit shall be subject either to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, and any amendments or revisions thereof adhered to by the L/C Issuer or the International Standby Practices (ISP98-International Chamber of Commerce Publication Number 590), and any amendments or revisions thereof adhered to by the L/C Issuer, as determined by the L/C Issuer.

(c)During the period any Letter of Credit shall be outstanding, the Transferor shall pay to the applicable L/C Issuer such L/C Fees in respect thereof as shall have been agreed as between the Transferor and such L/C Issuer and approved by the Agent. The Agent shall not unreasonably withhold its consent to any L/C Fees that may have been agreed between the Transferor and any L/C Issuer.

(d)The Agent shall at all times during the term of this Agreement maintain the L/C Collateral Account for use at any time that the Transferor is required to Cash-Collateralize any Letter of Credit then outstanding.

(e)Notwithstanding anything herein to the contrary, an L/C Issuer shall not have any obligation to issue any Letter of Credit if: (i) any of the conditions set forth in Section 4.3 shall not have been satisfied or waived on the proposed date of issuance of such Letter of

Credit; (ii) any order, judgment or decree of any governmental authority or arbitrator shall by its terms purport to enjoin or restrain the such L/C Issuer from issuing such Letter of Credit, or any law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C issuer is not otherwise compensated hereunder) not in effect on the 2013 Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense that was not applicable on the 2013 Closing Date and that such L/C Issuer in good faith deems material to it; (iii) the issuance of such Letter of Credit would violate any law or one or more policies of such L/C issuer applicable to letters of credit generally; or (iv) such Letter of Credit is to be denominated in a currency other than U.S. Dollars.

(f)The Transferor and an L/C Issuer may at any time agree to amend, extend, renew or otherwise modify a Letter of Credit (each, an “L/C Modification”) then outstanding, provided that (i) written notice thereof substantially in the form of Exhibit C hereto (an “L/C Modification Notice”), accompanied by a copy of such L/C Modification, shall have been given to the Agent not less than three Business Days prior to the proposed effective date for such L/C Modification, (ii) such Letter of Credit, after giving effect to such L/C Modification, shall continue to be in form and substance satisfactory to the Agent, and (iii) the conditions set forth in Section 4.3 shall, as of the date of such L/C Modification, have been satisfied. The Agent shall, promptly following its receipt of an L/C Modification Notice, advise the Administrative Agents of such notice. An L/C Issuer shall not have any obligation to amend any Letter of Credit if such L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof or the beneficiary of such Letter of Credit does not accept the proposed L/C Modification to such Letter of Credit.

SECTION 2.19.   Disbursements and Reimbursements under Letters of Credit.

(a)Upon receipt by an L/C Issuer of any request for a drawing conforming to the terms of a Letter of Credit issued by such L/C Issuer, (i) such L/C Issuer shall promptly so advise the Transferor, the Agent and each Administrative Agent, specifying in such notice the date (the “Drawing Date ”) on which such L/C Issuer anticipates honoring such request for a drawing and the amount of such drawing, and (ii) such L/C Issuer shall in accordance with its customs and practices relating to letters of credit make available to the applicable beneficiary under such Letter of Credit on such Drawing Date an amount in immediately available funds equal to the amount of such drawing. Each L/C Issuer shall at all times observe and comply with all laws, rules and applicable conventions pertaining to the issuance of, maintenance of, and honoring of presentments made under the Letters of Credit issued by it hereunder. Notwithstanding anything herein to the contrary, neither the Agent nor any Investor other than the Bank Investor that is the L/C Issuer in respect of any Letter of Credit shall have any responsibility for, or any obligation or liability in respect of, the compliance with any such laws, rules or conventions relating to such Letter of Credit or the performance of any obligations of the L/C Issuer under or in respect of such Letter of Credit.

(b)The Transferor shall reimburse the applicable L/C Issuer prior to Noon, New York time, on each Drawing Date in an amount in immediately available funds equal to the amount being drawn on such Drawing Date under any Letter of Credit issued by such L/C Issuer (the related “Reimbursement Obligation”). In the event the Transferor shall fail to pay in full to any L/C Issuer any Reimbursement Obligation prior to Noon, New York time, on any Drawing Date, (i) such Reimbursement Obligation shall accrue interest (“RO Interest”) from such date until repaid in full at a per annum rate equal to the Base Rate and (ii) such L/C Issuer shall promptly, and in any event by not later than 3:00 p.m. (New York time), provide notice thereof (a “Notice of Reimbursement Obligation”) to the Agent and each Administrative Agent, specifying therein the amount of such Reimbursement Obligation remaining unpaid. RO Interest shall be calculated for actual days elapsed on the basis of a 360-day year. Accrued and unpaid RO Interest shall be payable on each date the applicable Reimbursement Obligation is repaid, on the amount of such Reimbursement Obligation then being repaid.

(c)A Notice of Reimbursement Obligation shall be deemed to constitute a Notice of Incremental Transfer (NI) issued under Section 2.2, contemplating a request for (i) a Transfer Date (the “RO Refinancing Date”) occurring one (1) Business Day following the related Drawing Date, (ii) a Transfer Price in the amount of such Reimbursement Obligation and (iii) an initial Tranche Period that is a CP Tranche Period. The Agent shall promptly advise each Administrative Agent of the allocation of the Transfer Price in respect of such Incremental Transfer (NI) based on the Incremental Transfer (NI) Ratable Share as of the RO Refinancing Date after giving effect to adjustments therein arising from the related Letter of Credit drawing and the anticipated reduction in Reimbursement Obligations on the RO Refinancing Date. Notwithstanding the foregoing, the Transferor may in accordance with Section 2.2 issue a Notice of Incremental Transfer (NI) contemplating a Transfer Price that, together with cash otherwise available as of the RO Refinancing Date, shall be sufficient to repay the Reimbursement Obligation in full and a Transfer Date that is the RO Refinancing Date, and, if timely issued, such Notice of Incremental Transfer (NI) shall supersede the deemed Notice of Incremental Transfer (NI) arising by reason of the Notice of Reimbursement Obligation. The funding by the Related Groups of any Incremental Transfer (NI) requested or deemed requested under this Section 2.19(c) shall be made in the manner described in Section 2.2, and shall be subject to the terms and conditions set forth therein and in Section 4.4. Proceeds of such Incremental Transfer (NI) shall be remitted to the applicable L/C Issuer for application to the related Reimbursement Obligation and the Agent shall thereupon recalculate the RG Transferred Interest upon giving effect to the repayment of such Reimbursement Obligation and the funding of such Incremental Transfer (NI). In the event an Incremental Transfer (NI) shall for any reason not occur on an RO Refinancing Date, the applicable Reimbursement Obligation shall remain outstanding until repaid in full in accordance with Section 2.5 or 2.6.

SECTION 2.20.   Documentation in connection with Letters of Credit.

The Transferor agrees to be bound by the terms of each Letter of Credit Application and by each L/C Issuer’s interpretations of any Letter of Credit issued by such L/C Issuer for the Transferor and by such L/C Issuer’s written regulations and customary practices relating to letters of credit, though such L/C Issuer’s interpretation of such regulations and practices may be different from the Transferor’s own. In the event of a conflict between a Letter of Credit Application and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct by an L/C Issuer, such L/C Issuer shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following the Transferor’s instructions or those contained in the Letters of Credit issued by such L/C Issuer or any modifications, amendments or supplements thereto.

SECTION 2.21.   Determination to Honor Drawing Request under a Letter of Credit.

In determining whether to honor any request for a drawing under any Letter of Credit by the beneficiary thereof, the applicable L/C Issuer shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they conform on their face to the requirements of such Letter of Credit and that any other drawing condition appearing on the face of such Letter of Credit has been satisfied in the manner so set forth.

SECTION 2.22.   Reimbursement Obligations.

The obligations of the Transferor to reimburse such L/C Issuer upon a drawing under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Article II under all circumstances, including without regard to any of the following circumstances:

(i)any set-off, counterclaim, recoupment, defense or other right which such L/C Issuer may have against the Agent, the Transferor, the Seller, any Transferring Affiliate, the Administrative Agents, the Bank Investors, the Conduit Investors or any other Person for any reason whatsoever;

(ii)any lack of validity or enforceability of any Letter of Credit or any set-off, counterclaim, recoupment, defense or other right which the Transferor, the Seller or a Transferring Affiliate on behalf of which a Letter of Credit has been issued may have against the Agent, the Administrative Agents, the Bank Investors, the Conduit Investors or any other Person for any reason whatsoever;

(iii)any claim of breach of warranty that might be made by the Transferor, the Seller, any Transferring Affiliate or any L/C Issuer against the beneficiary of a Letter of Credit, or the existence of any claim, set-off, defense or other right which the Transferor, the Seller, any Transferring Affiliate or any L/C Issuer may have at any time against a beneficiary, any successor beneficiary or any transferee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), any L/C Issuer, the Agent, the Administrative Agents, the Bank Investors, the Conduit Investors or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Transferor or any Affiliates of the Transferor and the beneficiary for which any Letter of Credit was procured);

(iv)the lack of power or authority of any signer of, or lack of validity, sufficiency, accuracy, enforceability or genuineness of, any draft, demand, instrument, certificate or other document presented under any Letter of Credit, or any such draft, demand, instrument, certificate or other document proving to be forged, fraudulent, invalid, defective or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, even if the Agent, any Administrative Agent or the L/C Issuer has been notified thereof;

(v)payment by an L/C Issuer under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit other than as a result of the gross negligence or willful misconduct of such L/C Issuer;

(vi)the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

(vii)any failure by an L/C Issuer or any of the L/C Issuer’s Affiliates to issue any Letter of Credit in the form requested by the Transferor, unless such L/C Issuer has received written notice from the Transferor of such failure within three Business Days after such L/C Issuer shall have furnished the Transferor a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice;

(viii)any Material Adverse Effect on the Transferor, the Seller, any Transferring Affiliate or any Affiliates thereof;

(ix)	any breach of this Agreement or any Transaction Document by any party thereto;

(x)the occurrence or continuance of an insolvency proceeding with respect to the Transferor, any Transferring Affiliate or any Affiliate thereof;

(xi)the fact that a Termination Event or a Potential Termination Event shall have occurred and be continuing;

(xii)the fact that this Agreement or the obligations of the Transferor or the Collection Agent hereunder shall have been terminated; and

(xiii)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

SECTION 2.23.   Indemnity in connection with Letters of Credit.

In addition to other amounts payable hereunder, the Transferor hereby agrees to protect, indemnify, pay and save harmless the Agent, each L/C Issuer and any of the L/C Issuer’s Affiliates that have issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, penalties, interest, judgments, losses, costs, charges and expenses (including Attorney Costs) which the Agent, any Administrative Agent, any L/C Issuer or any of their respective Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, except to the extent resulting from (a) the gross negligence or willful misconduct of the party to be indemnified as determined by a final non-appealable judgment of a court of competent jurisdiction or (b) the wrongful dishonor by an L/C Issuer of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto governmental authority (all such acts or omissions herein called “Governmental Acts”).

SECTION 2.24.   Liability for Acts and Omissions in connection with Letters of Credit.

As between the Transferor, on the one hand, and the Agent, the L/C Issuers, the Administrative Agents, the Bank Investors and the Conduit Investors on the other, the Transferor assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by, the respective beneficiaries of such Letter of Credit. In furtherance and not in limitation of the respective foregoing, none of the Agent, the L/C Issuers, the Administrative Agents, the Bank Investors or the Conduit Investors shall be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the applicable L/C Issuer or its Administrative Agent shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of the Transferor against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among the Transferor and any beneficiary of such Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, electronic mail, cable, telegraph, telex, facsimile or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Agent, the L/C Issuers, the Administrative Agents, the Bank Investors and the Conduit Investors, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the L/C Issuers’ rights or powers hereunder. Nothing in the preceding sentence shall relieve any L/C Issuer from liability for its gross negligence or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction, in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall the Agent, the L/C Issuers, the Administrative Agents, the Bank Investors or the Conduit Investors or their respective Affiliates, be liable to the Transferor or any other Person for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys’ fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.

Without limiting the generality of the foregoing, the L/C Issuers and each of their respective Affiliates (i) may rely on any written communication believed in good faith by such Person to have been authorized or given by or on behalf of the applicant for a Letter of Credit; (ii) may honor any presentation if the documents presented appear on their face to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by an L/C Issuer or its Affiliates; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on any L/C Issuer or its respective Affiliates, in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an “Order”) and may honor any drawing in connection with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit.

In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by an L/C Issuer under or in connection with any Letter of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith and without gross negligence or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction, shall not put such L/C Issuer under any resulting liability to the Transferor or any other Person.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1.   Representations and Warranties of the Transferor. The Transferor represents and warrants to the Agent, each Administrative Agent and each Investor that:

(a)Corporate Existence and Power. The Transferor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Transferor is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b)Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Transferor of this Agreement, the Receivables Purchase Agreement, the Fee Letters, the Transfer Certificates, the Letter of Credit Applications and the other Transaction Documents to which the Transferor is a party are within the Transferor’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof (except as contemplated by Section 2.8 hereof), and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation) or of the Certificate of Incorporation or Bylaws of the Transferor or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon the Transferor or result in the creation or imposition of any Adverse Claim on the assets of the Transferor or any of its Subsidiaries (except as contemplated by Section 2.8 hereof).

(c)Binding Effect. Each of this Agreement, the Receivables Purchase Agreement, the Fee Letters, the Letter of Credit Applications and the other Transaction Documents to which the Transferor is a party constitutes, and the Transfer Certificate upon payment of the Transfer Price set forth therein will constitute, the legal, valid and binding obligation of the Transferor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

(d)Perfection. Immediately preceding each Transfer hereunder, the Transferor shall be the owner of all of the Receivables, free and clear of all Adverse Claims. On or prior to each Transfer and each recomputation of the Transferred Interest, all financing statements and other documents required to be recorded or filed, or notices to Obligors to be given, in order to perfect and protect the Agent’s Transferred Interest against all creditors of and purchasers from the Transferor and the Seller will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

(e)Accuracy of Information. All information heretofore furnished by the Transferor (including without limitation, the Investor Reports, the Cash Collections Reports, any reports delivered pursuant to Section 2.11 hereof and the Transferor’s financial statements) to any Investor, the Agent or any Administrative Agent for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Transferor to any Investor, the Agent or any Administrative Agent will be, true and accurate in every material respect, on the date such information is stated or certified.

(f)Tax Status. The Transferor has filed all tax returns (federal, state and local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges.

(g)Action, Suits. Except as set forth in Exhibit H hereof, there are no actions, suits or proceedings pending, or to the knowledge of the Transferor threatened, in or before any court, arbitrator or other body, against or affecting (i) the Transferor or any of its properties or (ii) any Affiliate of the Transferor or its respective properties, which may, in the case of proceedings against or affecting any such Affiliate, individually or in the aggregate, have a Material Adverse Effect.

(h)Use of Proceeds. No proceeds of any Transfer will (i) be used by the Transferor to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended or (ii) be used by the Transferor in any manner that will violate Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions.

(i)Place of Business . The principal place of business and chief executive office of the Transferor are located at the address of the Transferor indicated in Section 10.3 hereof and the offices where the Transferor keeps substantially all its Records, are located at the address(es) described on Exhibit I or such other locations notified to each Administrative Agent in accordance with Section 2.8 hereof in jurisdictions where all action required by Section 2.8 hereof has been taken and completed. The principal place of business and chief executive office of each Originating Entity is located at the address of such Originating Entity indicated in Exhibit I hereof and the offices where the each Originating Entity keeps substantially all its Records are located at the address(es) specified on Exhibit I with respect to such Originating Entity or such other locations notified to each Administrative Agent in accordance with Section 2.8 hereof in jurisdictions where all action required by Section 2.8 hereof has been taken and completed. The jurisdiction of organization of each of the Seller and the Transferor is the State of Delaware. The jurisdiction of organization for each Transferring Affiliate is the state specified opposite such Transferring Affiliate’s name on Exhibit Q.

(j)Good Title. Upon each Transfer and each recomputation of the Transferred Interest, the Agent shall acquire a valid and perfected first priority undivided percentage ownership interest to the extent of the Transferred Interest or a first priority perfected security interest in each Receivable that exists on the date of such Transfer and recomputation and in the Related Security and Collections with respect thereto free and clear of any Adverse Claim.

(k)Tradenames, Etc. As of the date hereof: (i) the Transferor’s chief executive office is located at the address for notices set forth in Section 10.3 hereof; (ii) the Transferor has no subsidiaries or divisions; (iii) the Transferor has, within the last five (5) years, not operated under any tradename, and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy); and (iv) none of the Originating Entities has, within the last five (5) years, operated under any tradename other than Fresenius Medical Care North America or, within the last five (5) years, changed its name, merged with or into or consolidated with any other Person or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except in each case as described on Exhibit H.

(l)Nature of Receivables. Each Receivable treated by the Transferor or the Collection Agent as an Eligible Receivable (including, without limitation, in any Investor Report, Cash Collections Report or other report delivered pursuant to Section 2.11 hereof or in the calculation of the Net Receivables Balance) is in fact an Eligible Receivable. Without limiting the generality of the foregoing, the Transferor has not treated as an Eligible Receivable for any purpose hereunder a Receivable that was originated by any Transferring Affiliate following the date it ceased to be a wholly-owned Subsidiary of FMCH.

(m)Coverage Requirement; Amount of Receivables. The Percentage Factor does not exceed the Maximum Percentage Factor.

(n)Credit and Collection Policy. Since September 30, 2012, there have been no material changes in the Credit and Collection Policy other than as permitted hereunder. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

(o)Collections and Servicing. Since September 30, 2012, there has been no material adverse change in the ability of the Collection Agent (to the extent it is the Seller, the Transferor or any Subsidiary or Affiliate of any of the foregoing) to service and collect the Receivables.

(p)No Termination Event. No event has occurred and is continuing and no condition exists which constitutes a Termination Event or a Potential Termination Event.

(q)Not an Investment Company; Not a Covered Fund. The Transferor is not, and is not controlled by, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), or is exempt from all provisions of the 1940 Act. The Transferor is not a “covered fund” as defined in the Volcker Rule by reason of its reliance on Section 3(c)(5) of the 1940 Act for its exemption from being an investment company under the 1940 Act.

(r) ERISA. Each of the Transferor and its ERISA Affiliates is in compliance in all material respects with ERISA and no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables.

(s)Special Account Banks, Intermediate Concentration Account Banks and Concentration Bank. The names and addresses of all the Special Account Banks (and, if applicable, the Designated Account Agent in respect thereof), the Intermediate Concentration Account Banks and the Concentration Account Bank, together with the account numbers of the Special Accounts at such Special Account Banks, the account numbers of the Intermediate Concentration Accounts at such Intermediate Concentration Account Banks and the account number of the Concentration Account of the Transferor at the Concentration Account Bank, are set forth on Schedule IV hereto (as such schedule may be updated from time to time in accordance with the terms hereof, the “Account Schedule”) (or at such other Special Account

Banks, Intermediate Concentration Account Banks or Concentration Account Bank, with such other Special Accounts, Intermediate Concentration Accounts or Concentration Account or with such other Designated Account Agents as have been notified to each Administrative Agent in accordance with Section 5.2(e)). The Account Schedule sets forth all depository accounts and locations to which Obligors are instructed to remit payments on the Receivables. This Agreement, together with the Concentration Account Agreement and the Intermediate Concentration Account Agreements, is effective to, and does, transfer to the Agent, for the benefit of the Investors, all right, title and interest of the Transferor in and to the Concentration Account and each Intermediate Concentration Account. The Transferor has not granted to any Person (other than the Agent under the Concentration Account Agreement and the Intermediate Concentration Account Agreements) dominion and control over the Concentration Account or any Intermediate Concentration Account, or the right to take dominion and control over the Concentration Account or any Intermediate Concentration Account at a future time or upon the occurrence of a future event; neither the Transferor nor any other Parent Group Member has granted to any Person dominion and control over any Special Account, or the right to take dominion or control over any Special Account at a future time or upon the occurrence of a future event; and the Concentration Account, each Intermediate Concentration Account and each Special Account is otherwise free and clear of any Adverse Clam.

(t)Bulk Sales. No transaction contemplated hereby or by the Receivables Purchase Agreement requires compliance with any bulk sales act or similar law.

(u)Transfers Under Receivables Purchase Agreement . With respect to each Receivable, and Related Security, if any, with respect thereto, originally owed to the Seller or acquired by the Seller from any Transferring Affiliate, the Transferor purchased such Receivable and Related Security from the Seller under the Receivables Purchase Agreement, such purchase was deemed to have been made on the date such Receivable was credited or acquired by the Seller and such purchase was made strictly in accordance with the terms of the Receivables Purchase Agreement.

(v)Preference; Voidability (Receivables Purchase Agreement). The Transferor has given reasonably equivalent value to the Seller in consideration for each transfer to the Transferor of Receivables and Related Security from the Seller, and no such transfer has been made for or on account of an antecedent debt owed by the Seller to the Transferor and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

(w)Transfers by Transferring Affiliates. With respect to each Receivable, and Related Security, if any, with respect thereto, originally owed to any Transferring Affiliate, (i) the Seller purchased such Receivable and Related Security from such Transferring Affiliate under the Transferring Affiliate Letter, such purchase being deemed to have been made on the date such Receivable was created, (ii) by the last Business Day of the month following the month in which such purchase was so made, the Seller paid to the applicable Transferring Affiliate in cash or by way of a credit to such Transferring Affiliate in the appropriate intercompany account, an amount equal to the face amount of such Receivable (iii) the Seller settled from time to time each such credit, by way of payments in cash, or by way of credits in amounts equal to cash expended, obligations incurred or the value of services or property provided by or on behalf of the Seller, in each case for the benefit of such Transferring Affiliate, to the account of such Transferring Affiliate in accordance with the Seller’s and such Transferring Affiliate’s cash management and accounting policies, and (iv) such Transferring Affiliate was at the time of the origination of such Receivable and remains a wholly-owned Subsidiary of FMCH.

(x)Preference; Voidability (Transferring Affiliates). The Seller has given reasonably equivalent value to each Transferring Affiliate in consideration for each transfer to the Seller of Receivables and Related Security from such Transferring Affiliate, and no such transfer has been made for or on account of an antecedent debt owed by such Transferring Affiliate to the Seller and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

(y)Ownership. FME KGaA owns, directly or indirectly through a wholly-owned Subsidiary, all of the issued and outstanding common stock of (and such stock comprises more than 80.00% of the Voting Stock of) FMCH, free and clear of any Adverse Claim except to the extent such stock is subject to put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries. All of the issued and outstanding stock of each Originating Entity is owned directly or indirectly by FMCH, free and clear of any Adverse Claim except to the extent such stock is subject to put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries; provided, however, that FME KGaA may own directly or indirectly stock that is not Voting Stock in subsidiaries of FMCH. All of the issued and outstanding stock of the Transferor is owned by NMC, free and clear of any Adverse Claim.

(z)Representations and Warranties of the Seller. Each of the representations and warranties of the Seller set forth in Section 3.1 of the Receivables Purchase Agreement are true and correct in all material respects and the Transferor hereby remakes all such representations and warranties for the benefit of the Agent, each of the Investors and each Administrative Agent.

(aa)Letters of Credit. The Maximum Aggregate Face Amount does not exceed the Facility L/C Sublimit.

(bb)Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions. Policies and procedures have been implemented and maintained by or on behalf of each of the Seller Parties that are designed to achieve compliance by the Seller Parties and their respective Subsidiaries, directors, officers, employees and agents with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions, giving due regard to the nature of such Person’s business and activities, and each of the Seller Parties and their respective Subsidiaries and, to the knowledge of each of the Seller Parties, their respective officers, employees, directors and agents acting in any capacity in connection with or directly benefitting from the securitization facility established hereby, are in compliance, in each case in all material respects, with (i) Anti-Corruption Laws, except for the matters described on Exhibit H, (ii) Anti-Terrorism Laws and (iii) applicable Sanctions. None of (a) the Seller Parties or any of their respective Subsidiaries or, to the knowledge of the Seller Parties, as applicable, any of their respective directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the securitization facility established hereby, is a Sanctioned Person, and (b) the Seller Parties nor any of their respective Subsidiaries is organized or resident in a Sanctioned Country. No Transfer, issuance of any Letter of Credit or use of proceeds of any of the foregoing by any Seller Party has in any manner given rise to a violation of Anti-Corruption Laws, Anti-Terrorism Laws or applicable Sanctions.

(cc)	Joint Ventures. Each Joint Venture in existence on the date hereof

(i)has been omitted from the list of Transferring Affiliates in each Investor Report following its creation or conversion into a Joint Venture, as applicable, and (ii) has been identified on the most recent Cash Collections Report as a “Joint Venture” (or in the case of any newly identified Joint Venture, in a Cash Collections Report to be delivered to Investors within 45 days after the date the proceeds of any asset owned by such Joint Venture shall first be remitted to a Special Account).

(dd)	Beneficial Ownership. As of the Effective Date, the Transferor is

an entity that is (1) not a bank, (2) organized under the laws of State of Delaware, (3) an indirect, wholly-owned subsidiary of FME KGaA, whose common stock is listed on the New York Stock Exchange or the American Stock Exchange or has been designated as a NASDAQ National Market Security listed on the NASDAQ stock exchange and (4) excluded on the basis (1)-(3) of this clause (dd) from the definition of Legal Entity Customer as defined in the Beneficial Ownership Rule.

Any document, instrument, certificate or notice delivered by the Transferor to any Conduit Investor, Administrative Agent or the Agent hereunder shall be deemed a representation and warranty by the Transferor.

SECTION 3.2. Reaffirmation of Representations and Warranties by the Transferor. On each day that a Transfer is made hereunder, the Transferor, by accepting the proceeds of such Transfer, whether delivered to the Transferor pursuant to Section 2.2(a), Section 2.5 or Section 2.19 hereof, shall be deemed to have certified that all representations and warranties described in Section 3.1 hereof are correct on and as of such day as though made on and as of such day. Each Incremental Transfer shall be subject to the further condition precedent that, prior to the date of such Incremental Transfer the Collection Agent shall have delivered to the Agent and each Administrative Agent, in form and substance satisfactory to the Agent and each Administrative Agent, a completed Investor Report dated within ten (10) days prior to the date of such Incremental Transfer, together with a listing by Primary Payor of all Receivables, and such additional information as may be reasonably requested by any Administrative Agent or the Agent, and the Transferor shall be deemed to have represented and warranted that such condition precedent has been satisfied.

SECTION 3.3.   Representations and Warranties of the Collection Agent. The Collection Agent represents and warrants to the Agent, each Administrative Agent and each of the Investors that:

(a)Corporate Existence and Power. The Collection Agent is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Collection Agent is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b)Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Collection Agent of this Agreement are within the Collection Agent’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof, and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation) or of the Certificate of Incorporation or Bylaws of the Collection Agent or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon the Collection Agent or result in the creation or imposition of any Adverse Claim on the assets of the Collection Agent or any of its Subsidiaries.

(c)Binding Effect. This Agreement constitutes the legal, valid and binding obligation of the Collection Agent, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors.

(d)Accuracy of Information. All information heretofore furnished by the Collection Agent to the Agent, any Investor or any Administrative Agent for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Collection Agent to the Agent, any Investor or any Administrative Agent will be, true and accurate in every material respect, on the date such information is stated or certified.

(e)Action, Suits . Except as set forth in Exhibit H, there are no actions, suits or proceedings pending, or to the knowledge of the Collection Agent threatened, against or affecting the Collection Agent or any Affiliate of the Collection Agent or their respective properties, in or before any court, arbitrator or other body, which may, individually or in the aggregate, have a Material Adverse Effect.

(f)Nature of Receivables. Each Receivable treated by the Transferor or the Collection Agent as an Eligible Receivable (including, without limitation, in any Investor Report, Cash Collections Report or other report delivered pursuant to Section 2.11 hereof or in the calculation of the Net Receivables Balance) is in fact an Eligible Receivable. Without limiting the generality of the foregoing, no Receivable that is or has been treated as an Eligible

Receivable for any purpose hereunder was originated by any Transferring Affiliate following the date it ceased to be a wholly-owned Subsidiary of FMCH.

(g)Amount of Receivables. The Percentage Factor does not exceed the Maximum Percentage Factor.

(h)Credit and Collection Policy. Since September 30, 2012, there have been no material changes in the Credit and Collection Policy other than as permitted hereunder. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

(i)Collections and Servicing. Since September 30, 2012, there has been no material adverse change in the ability of the Collection Agent to service and collect the Receivables.

(j)Not an Investment Company. The Collection Agent is not, and is not controlled by, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

(k)Special Accounts, Intermediate Concentration Accounts and Concentration Account. The names and addresses of all of the Special Account Banks (and, if applicable, the Designated Account Agent in respect thereof), the Intermediate Concentration Account Banks and the Concentration Account Bank, together with the account numbers of the Special Accounts at such Special Account Banks, the Intermediate Concentration Accounts at such Intermediate Concentration Account Banks and the account number of the Concentration Account of the Transferor at the Concentration Account Bank, are specified in the Account Schedule (or at such other Special Account Banks, Intermediate Concentration Account Banks or Concentration Account Bank, with such other Special Accounts, Intermediate Concentration Accounts or Concentration Account or with such other Designated Account Agents as have been notified to the Agent in accordance with Section 5.2(e)).

(l)Anti -Corruption Laws, Anti-Terrorism Laws and Sanctions. Policies and procedures have been implemented and maintained by or on behalf of each of the Originating Entities that are designed to achieve compliance by the Originating Entities and their respective Subsidiaries, directors, officers, employees and agents with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions, giving due regard to the nature of such Person’s business and activities, and each of the Originating Entities and their respective Subsidiaries and, to the knowledge of each of the Originating Entities, their respective officers, employees, directors and agents acting in any capacity in connection with or directly benefitting from the securitization facility established hereby, are in compliance, in each case in all material respects, with (i) Anti-Corruption Laws, except for the matters described on Exhibit H, (ii) Anti-Terrorism Laws and (iii) applicable Sanctions. None of (a) the Originating Entities or any of their respective Subsidiaries or, to the knowledge of the Originating Entities, as applicable, any of their respective directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the securitization facility established hereby, is a Sanctioned Person, and (b) the Originating Entities nor any of their respective Subsidiaries is organized or resident in a Sanctioned Country. No Transfer or use of proceeds thereof by any Originating Entity has in any manner given rise to a violation of Anti-Corruption Laws, Anti-Terrorism Laws or applicable Sanctions.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.1.   Conditions to Closing. The effectiveness of this Agreement shall be subject to the conditions precedent that (i) all fees required to be paid on or prior to the date hereof pursuant to the Fee Letters or the separate renewal or up-front fee letters entered into between the Transferor and the respective Administrative Agents shall have been paid in full and (ii) each Administrative Agent (or, in the case of clause (n) below, the Administrative Agent(s) for the relevant Conduit Investor(s)) shall have received the following documents, instruments and agreements all of which shall be in a form and substance acceptable to each Administrative Agent:

(a)A copy of the resolutions of the Board of Directors of the Transferor certified by its Secretary approving the execution, delivery and performance by the Transferor of this Agreement, the Receivables Purchase Agreement and the other Transaction Documents to be delivered by the Transferor hereunder or thereunder.

(b)A copy of the resolutions of the Board of Directors of the Collection Agent certified by its Secretary approving the execution, delivery and performance by the Collection Agent of this Agreement and the other Transaction Documents to be delivered by the Collection Agent hereunder or thereunder.

(c)The Certificates of Incorporation of the Transferor certified by the Secretary of the Transferor dated the Effective Date.

(d)The Certificate of Incorporation of the Collection Agent certified by the Secretary of the Collection Agent dated the Effective Date.

(e)A Good Standing Certificate for the Transferor issued by the Secretary of State or a similar official of the Transferor’s jurisdiction of incorporation and certificates of qualification as a foreign corporation issued by the Secretaries of State or other similar officials of each jurisdiction where such qualification is material to the transactions contemplated by this Agreement and the other Transaction Documents, in each case, dated a date reasonably prior to the Effective Date.

(f)A Good Standing Certificate for the Collection Agent issued by the Secretary of State or a similar official of the Collection Agent’s jurisdiction of incorporation and certificates of qualification as a foreign corporation issued by the Secretaries of State or other similar officials of each jurisdiction when such qualification is material to the transactions contemplated by this Agreement and the Receivables Purchase Agreement and the other Transaction Documents, in each case, dated a date reasonably prior to the Effective Date.

(g)A Certificate of the Secretary of the Transferor substantially in the form of Exhibit L attached hereto.

(h)A Certificate of the Secretary of the Collection Agent substantially in the form of Exhibit L attached hereto.

(i)If requested by the Agent, copies of proper financing statements (Form UCC-1), dated a date reasonably near to the Effective Date naming the Transferor as the debtor in favor of the Agent, for the benefit of the Investors, as the secured party or other similar instruments or documents as may be necessary or in the reasonable opinion of the Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Agent’s undivided percentage interest in all Receivables and the Related Security and Collections relating thereto.

(j)An opinion of Karen A. Gledhill, Senior Vice President/General Counsel for FMCH, NMC and each Transferring Affiliate, acting as counsel to FMCH, the Transferor, the Collection Agent and the Originating Entities.

(k)An opinion of Arent Fox LLP counsel to FME KGaA, FMCH, the Transferor and the Seller, covering certain bankruptcy and general corporate matters.

(l)An opinion of counsel relating to certain matters under German law in form and substance reasonably acceptable to the Agent.

(m)	An executed copy of this Agreement and the Investor Fee Letter.

(n)	An executed copy of the Transferring Affiliate Letter, the

Receivables Purchase Agreement and the Parent Agreement, in the respective forms attached hereto as Exhibits O and Exhibit P, as applicable, duly executed and delivered by each of the parties thereto (and each of the parties hereto, by its execution of this Agreement, hereby consents to such execution and delivery).

(o)To the extent requested by any Conduit Investor, confirmation from each Rating Agency rating the Commercial Paper of such Conduit Investor or its Related CP Issuer that the execution and delivery of this Agreement and the transactions contemplated hereby will not result in the reduction or withdrawal of the then current rating of the Commercial Paper issued by such Conduit Investor or its Related CP Issuer.

(p)A Certificate of the Collection Agent certifying therein (i) true and correct copies of the forms of Contracts, (ii) a true and correct copy of the Credit and Collection Policy, (iii) a true and correct copy of the Account Schedule, and (iv) a true and correct copy of the FI/MAC Schedule.

(q)An Investor Report dated as of the end of the last day of June 2021.

(r)A Cash Collections Report dated as of the end of the last day of June 2021.

(s)Such other documents, instruments, certificates and opinions as the Agent or any Administrative Agent shall reasonably request including each of the documents, instruments, certificates and opinion identified on the List of Closing Documents attached hereto as Exhibit S.

SECTION 4.2.   Conditions to Funding an Incremental Transfer (NI). It shall be a condition precedent to the funding of each Incremental Transfer (NI) (other than an Incremental Transfer (NI) of the type contemplated in Section 4.4 below) that:

(a)after giving effect to the payment to the Transferor of the applicable Transfer Price, (i) the sum of the Net Investment plus the Interest Component of all outstanding Related Commercial Paper plus the Letter of Credit Obligations, would not exceed the Facility Limit, and (ii) the Percentage Factor would not exceed the Maximum Percentage Factor;

(b)the representations and warranties set forth in Section 3.1 shall be true and correct both immediately before and immediately after giving effect to any such Incremental Transfer (NI) and the payment to the Transferor of the Transfer Price related thereto;

(c)an Investor Report shall have been delivered prior to such Incremental Transfer (NI) as required by Section 3.2 hereof; and

(d)in the case of any Incremental Transfer (NI) to be funded by the Bank Investors in any Related Group, either (x) such Bank Investors shall have previously accepted the assignment by a related Conduit Investor of all of its interest in the Affected Assets or (y) such Conduit Investor shall have had an opportunity to direct that such assignment occur on or prior to giving effect to such Incremental Transfer.

Acceptance of the proceeds of such funding shall be deemed to be a representation and warranty by the Transferor that each of the statements made in clauses (a), (b) and (c) above is then true.

SECTION 4.3.   Conditions to Issuing and Modifying a Letter of Credit and an Incremental Transfer (L/C). It shall be a condition precedent to the issuance of a Letter of Credit in connection with each Incremental Transfer (L/C) and to any L/C Modification that:

(a)after giving effect to the issuance of such Letter of Credit or such L/C Modification, (i) the sum of the Net Investment plus the Interest Component of all outstanding Related Commercial Paper plus the Letter of Credit Obligations, would not exceed the Facility Limit, (ii) the Percentage Factor would not exceed the Maximum Percentage Factor, (iii) the Net Investment and Letter of Credit Obligations of the Bank Investor that is the L/C Issuer in respect of such Letter of Credit would not exceed such Bank Investor’s Commitment; (iv) the aggregate Net Investment and Letter of Credit Obligations of such Bank Investor’s Related Group would not exceed the applicable Related Group Limit and (v) the Maximum

Aggregate Face Amount of all Letters of Credit then outstanding would not exceed the Facility L/C Sublimit;

(b)the representations and warranties set forth in Section 3.1 shall be true and correct both immediately before and immediately after giving effect to any such Incremental Transfer (L/C) and the issuance of the Letter of Credit related thereto or such L/C Modification, as applicable;

(c)an Investor Report shall have been delivered prior to such Incremental Transfer (L/C) as required by Section 3.2 hereof;

(d)(i) such Letter of Credit shall be in form and substance satisfactory to the applicable L/C Issuer and the Agent, and (ii) the Transferor shall have satisfied all conditions required by such L/C Issuer in connection with the issuance of such Letter of Credit, including the payment of all fronting, issuing and confirming fees due on or prior to the date of issuance thereof; and

(e)on issuance or after giving effect to such L/C Modification, as applicable, the expiry date of such Letter of Credit (including any scheduled or permitted extension thereof as contemplated in such Letter of Credit) shall not be later than (1) the earlier to occur of (i) the date that is three years after the issuance thereof and (ii) the date that is one year after the Commitment Termination Date or (2) in the case of any ESCO Letter of Credit, the date that is three years after the Commitment Termination Date provided that the L/C Fee shall increase to 1.75% per annum for the period from the Commitment Termination Date to the expiry date of such ESCO Letter of Credit.

Acceptance of such Letter of Credit or an L/C Modification shall be deemed to be a representation and warranty by the Transferor that each of the statements made in clauses (a), (b), (c) and (e) above is then true.

SECTION 4.4.   Conditions to Funding an Incremental Transfer (NI) (Reimbursement Obligations). It shall be a condition precedent to the funding of each Incremental Transfer (NI) the proceeds of which will be applied to any Reimbursement Obligation as contemplated in Section 2.19(c) that, after giving effect to such funding and the application of the proceeds thereof to such Reimbursement Obligation, (i) the sum of the Net Investment plus Interest Component of all outstanding Related Commercial Paper plus the Letter of Credit Obligations, would not exceed the Facility Limit and (ii) the Percentage Factor would not exceed the Maximum Percentage Factor. The application of proceeds of funding to any Reimbursement Obligations shall be deemed to be a representation and warranty by the Transferor that each of the statements made in clauses (i) and (ii) above is then true.

ARTICLE V

COVENANTS

SECTION 5.1.   Affirmative Covenants of Transferor. At all times from the date hereof to the later to occur of (i) the Termination Date and (ii) the Final Collection Date, unless each Administrative Agent shall otherwise consent in writing:

(a)Financial Reporting. The Transferor will, and will cause the Seller and each of the Transferring Affiliates to, maintain, for itself and each of its respective Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to each Administrative Agent:

(i)Annual Reporting. As soon as available, but in any event within ninety-five (95) days after the end of each fiscal year of the Transferor, financial statements for the Transferor, including a balance sheet as of the end of such period, the related statement of income, retained earnings, shareholders’ equity and cash flows for such year prepared by the Transferor in accordance with GAAP, all certified by one of its officers.

(ii)Quarterly Reporting. As soon as available, but in any event within fifty (50) days after the end of each of the first three quarterly periods of the Transferor’s fiscal years, financial statements for the Transferor, including a balance sheet as at the close of each such period and a related statement of income and retained earnings for the period from the beginning of such fiscal year to the end of such quarter, all certified by one of its officers.

In the case of each of the financial statements required to be delivered under clause (i) or (ii) above, such financial statement shall set forth in comparative form the figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable, in each case subject to normal recurring year-end audit adjustments. Each such financial statement shall be prepared in accordance with GAAP consistently applied except as otherwise stated therein.

(iii)Compliance Certification. Together with the financial statements required hereunder, a compliance certificate signed by the Transferor’s chief executive officer or its senior financial officer stating that (x) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the Transferor and (y) to the best of such Person’s knowledge, no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event exists, stating the nature and status thereof. In addition, each Investor Report delivered hereunder shall include a certification by the Transferor’s chief executive officer or senior financial officer stating that such Person has reviewed such Investor Report and the information upon which such Investor Report was based and, based on such review, such Person has concluded that (1) the calculation of the Net Receivables

Balance by the Collection Agent in such Investor Report is accurate and complete in all material respects, (2) the calculation of the aggregate unpaid amount of Reimbursement Obligations by the Collection Agent in such Investor Report is accurate and complete in all material respects and (3) such Investor Report is otherwise accurate and complete in all material respects.

(iv)Notice of Termination Events or Potential Termination Events. As soon as possible and in any event within two (2) days (or the next Business Day thereafter if such day is not a Business Day) after the occurrence of each Termination Event or each Potential Termination Event, a statement of the chief executive officer or the senior financial officer of the Transferor setting forth details of such Termination Event or Potential Termination Event and the action which the Transferor proposes to take with respect thereto.

(v)Change in Credit and Collection Policy and Debt Ratings. Within ten (10) days after the date any material change in or amendment to the Credit and Collection Policy is made, a copy of the Credit and Collection Policy then in effect indicating such change or amendment and, on the date of any change in the debt ratings of FME KGaA, written notice of such change.

(vi)Credit and Collection Policy. On an annual basis, at least 30 days prior to the Commitment Termination Date, a complete copy of the Credit and Collection Policy then in effect, together with a summary of any material changes from the most recent Credit and Collection Policy delivered to the Administrative Agents pursuant to Section 4.1(p) or this Section 5.1(a).

(vii)ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event (as defined in Article IV of ERISA) which the Transferor, the Seller or any ERISA Affiliate of the Transferor or the Seller files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Transferor, the Seller or any ERISA Affiliates of the Transferor or the Seller receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

(viii)Notices under Transaction Documents. Forthwith upon its receipt thereof, a copy of each notice, report, financial statement, certification, request for amendment, directive, consent, waiver or other modification or any other writing issued under or in connection with any other Transaction Document by any party thereto (including, without limitation, by the Transferor).

(ix)Investigations and Proceedings. Unless prohibited by either (i) the terms of the subpoena, request for information or other document referred to below, (ii) law (including, without limitation, rules and regulations) or (iii) restrictions imposed by the U.S. federal or state government or any agency or instrumentality thereof and subject to the execution by the applicable Administrative Agent of a confidentiality agreement in form and substance satisfactory to both the Transferor and such Administrative Agent, as soon as possible and in any event (A) within three Business Days after the Transferor (or within five Business Days after any Originating Entity) receives any subpoena, request for information, or any other document relating to any possible violation by the Transferor or any Originating Entity of, or failure by the Transferor or any Originating Entity to comply with, any rule, regulation or statute from HHS or any other governmental agency or instrumentality, notice of such receipt and, if requested by the Agent, the information contained in, or copies of, such subpoena, request or other document, and (B) periodic updates and other management reports relating to the subpoenas, requests for information and other documents referred to in clause (A) above as may be reasonably requested by any Administrative Agent unless such updates or requests could reasonably be deemed a contravention or waiver of any available claim of legal privilege, or would otherwise materially impair available defenses, of the Transferor or any Originating Entity.

(x)Appointment or Removal of Independent Director. Notice of any decision to appoint a new director of the Transferor as the “Independent Director” for purposes of this Agreement, or to remove any such director, such notice to be issued not less than ten (10) days prior to the effective date of such appointment or removal and, in the case of an appointment, a certification that the designated Person satisfies the criteria set forth in the definition herein of “Independent Director.”

(xi)Converted Transferring Affiliates. Promptly following, and in any event not later than the date the first Investor Report shall be due following the date any Transferring Affiliate ceases to be a wholly-owned Subsidiary of the Seller, an Investor Report omitting the name of such Transferring Affiliate and reflecting the removal of any Receivables originated by such Transferring Affiliate from the Net Receivables Balance from the date that such Transferring Affiliated ceased to be a wholly-owned Subsidiary of FMCH.

(xii)Other Information. Such other information (including non-financial information) as the Agent or any Administrative Agent may from time to time reasonably request with respect to the Seller, the Transferor, any party to the Parent Agreement, any Transferring Affiliate or any Subsidiary of any of the foregoing.

(b)Conduct of Business. The Transferor (i) will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and (ii) will cause each Originating Entity to do each of the foregoing in respect of such Originating Entity.

(c)Compliance with Laws. The Transferor will, and will cause each Originating Entity to, comply with all laws, rules and regulations (including, without limitation, all CHAMPUS/VA Regulations, Medicaid Regulations and Medicare Regulations), and all

orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject.

(d)Furnishing of Information and Inspection of Records. The Transferor will, and will cause each Originating Entity to, furnish to each Administrative Agent from time to time such information with respect to the Receivables as such Administrative Agent may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Receivable. The Transferor will, and will cause each Originating Entity to, at any time and from time to time during regular business hours permit any Administrative Agent, or its agents or representatives, (i) to examine and make copies of and take abstracts from Records and (ii) to visit the offices and properties of the Transferor or such Originating Entity, as applicable, for the purpose of examining such Records, and to discuss matters relating to Receivables or the Transferor’s or such Originating Entity’s performance hereunder and under the other Transaction Documents to which such Person is a party with any of the officers, directors, employees or independent public accountants of the Transferor or such Originating Entity, as applicable, having knowledge of such matters.

(e)Keeping of Records and Books of Account. The Transferor will, and will cause each Originating Entity to, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Transferor will, and will cause each Originating Entity to, give each Administrative Agent notice of any material change in the administrative and operating procedures of the Transferor or such Originating Entity, as applicable, referred to in the previous sentence.

(f)Performance and Compliance with Receivables and Contracts. The Transferor, at its expense, will, and will cause each Originating Entity to, timely and fully perform and comply with all material provisions, covenant and other promises required to be observed by the Transferor or such Originating Entity under the Contracts related to the Receivables.

(g)Credit and Collection Policies. The Transferor will, and will cause each Originating Entity to, comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

(h)Special Accounts; Intermediate Concentration Accounts; Concentration Account. The Transferor shall (i) cause each Originating Entity to establish and maintain Special Accounts with Special Account Banks, or to engage a Designated Account Agent to maintain a Special Account with a Special Account Bank on its behalf, (ii) instruct, and cause each Originating Entity to instruct, all Obligors to cause all collections to be deposited directly into a Special Account, (iii) report, and cause each Originating Entity to report, on each banking day to the Concentration Account Bank, the amount of all Collections on deposit on such banking day in the Special Accounts at each Special Account Bank or, if an Intermediate

Concentration Account has been established at such Special Account Bank, the amount of all Collections on deposit on such banking day in such Intermediate Concentration Account, (iv) establish and maintain a Concentration Account with the Concentration Account Bank, (v) instruct, and cause each Originating Entity to instruct (or to cause the applicable Designated Account Agent to instruct), each Special Account Bank to transfer to the Concentration Account or an Intermediate Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank, (vi) instruct each Intermediate Concentration Account Bank to transfer to the Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Intermediate Concentration Accounts at such Intermediate Concentration Account Banks and (vii) instruct the Concentration Account Bank to give to each Special Account Bank on each banking day notice to transfer to the Concentration Account, all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank (or, if an Intermediate Concentration Account has been established at such Special Account Bank, in the Intermediate Concentration Account at such Special Account Bank); provided, however, that if the Collections on deposit in any Special Account during such banking day shall be less than $20,000.00 (the “Minimum Amount”), the Special Account Bank shall transfer such Collections to the Concentration Account or the applicable Intermediate Concentration Account on the next succeeding banking day on which Collections in such Special Account first exceed the Minimum Amount.

(i)Collections Received. The Transferor shall, and shall cause each Originating Entity to, segregate and hold in trust, and deposit, immediately, but in any event not later than the day that occurs forty -eight (48) hours thereafter (or, if such day is not a Business Day, the next Business Day) after its receipt thereof, to either the Intermediate Concentration Account or the Concentration Account, all Collections received from time to time by the Transferor or such Originating Entity, as the case may be.

(j)Sale Treatment. The Transferor will not, and will not permit any Originating Entity to, account for (including for accounting and tax purposes), or otherwise treat, the transactions contemplated by the Receivables Purchase Agreement, the Transferring Affiliate Letter in any manner other than as a sale of Receivables by the applicable Originating Entity to the Seller or Transferor, as applicable. In addition, the Transferor shall, and shall cause each Originating Entity to, disclose (in a footnote or otherwise) in all of its respective financial statements (including any such financial statements consolidated with any other Persons’ financial statements) the existence and nature of the transaction contemplated hereby, by the Receivables Purchase Agreement and by the Transferring Affiliate Letter, and the interest of the Transferor (in the case of the Seller’s financial statements), and the Agent, on behalf of the Investors, in the Affected Assets.

(k)Separate Business. The Transferor shall at all times (a) to the extent the Transferor’s office is located in the offices of any Parent Group Member, pay fair market rent for its executive office space located in the offices of such Parent Group Member, (b) have at all times at least one member of its board of directors which is not and has never been an employee, officer or director of any Parent Group Member or of any major creditor of any Parent Group Member and is a person who is and has experience with asset securitization, (c)

maintain the Transferor’s books, financial statements, accounting records and other corporate documents and records separate from those of any Parent Group Member or any other entity, (d) not commingle the Transferor’s assets with those of any Parent Group Member or any other entity, (e) act solely in its corporate name and through its own authorized officers and agents, (f) make investments directly or by brokers engaged and paid by the Transferor its agents (provided that if any such agent is an Affiliate of the Transferor it shall be compensated at a fair market rate for its services), (g) separately manage the Transferor’s liabilities from those of the Parent Group and pay its own liabilities, including all administrative expenses, from its own separate assets, except that the Seller may pay the organizational expenses of the Transferor, and (h) pay from the Transferor’s assets all obligations and indebtedness of any kind incurred by the Transferor. The Transferor shall abide by all corporate formalities, including the maintenance of current minute books, and the Transferor shall cause its financial statements to be prepared in accordance with GAAP in a manner that indicates the separate existence of the Transferor and its assets and liabilities. The Transferor shall (i) pay all its liabilities, (ii) not assume the liabilities of any Parent Group Member, (iii) not lend funds or extend credit to any Parent Group Member except pursuant to the Receivables Purchase Agreement in connection with the purchase of Receivables thereunder and (iv) not guarantee the liabilities of any Parent Group Member. The officers and directors of the Transferor (as appropriate) shall make decisions with respect to the business and daily operations of the Transferor independent of and not as indicated by any controlling entity. The Transferor shall not engage in any business not permitted by its Certificate of Incorporation as in effect on the 2013 Closing Date. The Transferor shall maintain its Certificate of Incorporation and By-Laws in conformity with this Agreement, such that (1) it does not amend, restate, supplement or otherwise modify its Certificate of Incorporation or By-Laws in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(r) of this Agreement; and (2) its Certificate of Incorporation, at all times that this Agreement is in effect, provides for not less than ten (10) days’ prior written notice to each Administrative Agent of the removal, replacement or appointment of any director that is to serve as an Independent Director for purposes of this Agreement and the condition precedent to giving effect to any such replacement or appointment that each Administrative Agent shall have determined in its reasonable judgment acting in good faith that the designated Person satisfies the criteria set forth in the definition herein of “Independent Director”. The Transferor shall, in addition to the foregoing, take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinions issued by Arent Fox LLP, as counsel for the Transferor, in connection with the Effective Date and relating to “non-consolidation” issues and “true sale” issues, and in the certificates accompanying such opinions, remain true and correct in all material respects at all times.

(l)Corporate Documents. The Transferor shall only amend, alter, change or repeal any provision of the Third, Fifth, Seventh, Tenth, Eleventh or Twelfth Article of its Certificate of Incorporation with the prior written consent of each Administrative Agent.

(m)Payment to the Originating Entities. With respect to any Receivable purchased by the Transferor from the Seller, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Purchase Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to the Seller by the Transferor in respect of the purchase price for such Receivable. With respect to any Receivable purchased by the Seller from any Transferring Affiliate, the Transferor shall cause such sale to be effected under, and in strict compliance with the terms of, the Transferring Affiliate Letter, including, without limitation, the terms relating to the amount and timing of payments to be made to each Transferring Affiliate in respect of the purchase price for such Receivable.

(n)Performance and Enforcement of the Receivables Purchase Agreement, etc . The Transferor shall timely perform the obligations required to be performed by the Transferor, and shall vigorously enforce the rights and remedies accorded to the Transferor, under the Receivables Purchase Agreement. The Transferor shall cause the Seller to timely perform the obligations required to be performed by the Seller, and shall cause the Seller to vigorously enforce the rights and remedies accorded to the Seller, under the Transferring Affiliate Letter. The Transferor shall take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent, each Administrative Agent and each of the Investors, as assignees of the Transferor) under the Receivables Purchase Agreement as any Administrative Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Purchase Agreement. The Transferor shall cause the Seller to take all actions to perfect and enforce the Seller’s rights and interests (and the rights and interests of the Transferor, the Agent, the Administrative Agent and each of the Investors, as assignees of the Seller) under the Transferring Affiliate Letter as any Administrative Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Transferring Affiliate Letter.

(o)Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions. Policies and procedures will be maintained and enforced by or on behalf of the Transferor that are designed in good faith and in a commercially reasonable manner to promote and achieve compliance, in the reasonable judgment of the Transferor, by the Transferor and its directors, officers, employees and agents with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions, in each case giving due regard to the nature of the Transferor’s business and activities.

(p)Joint Ventures. The Agent may, at any time in respect of any Joint Venture, take such action as it deems reasonably necessary or advisable to preserve and protect the interests of the Investors hereunder, including, without limitation, (i) with respect to any Joint Venture, requesting supplemental information in respect of historical and anticipated cash flows in the Special Accounts that will continue to be used by such Joint Venture and (ii) with respect to any Joint Venture that is not a Designated Joint Venture, the implementation of Standing JV Sweep Procedures, and the Transferor shall forthwith honor any such request upon its receipt of written notice thereof from the Agent.

(q)Standing JV Sweep Procedures. Within 30 days of being identified as a Designated Joint Venture, the Transferor shall implement Standing JV Sweep Procedures in respect of any Special Accounts to which collections on assets of any Designated Joint Venture may be remitted.

(r)Beneficial Ownership Rule. Promptly following any change that would result in a change to the status of the Transferor as an excluded “Legal Entity Customer” under the Beneficial Ownership Rule, the Transferor shall execute and deliver to the Administrative Agent a Certification of Beneficial Owner(s) complying with the Beneficial Ownership Rule, in form and substance reasonably acceptable to the Agent and each Administrative Agent.

SECTION 5.2.   Negative Covenants of the Transferor. At all times from the date hereof to the later to occur of (i) the Termination Date and (ii) the Final Collection Date, unless each Administrative Agent shall otherwise consent in writing:

(a)No Sales, Liens, Etc. Except as otherwise provided herein and in the Receivables Purchase Agreement, the Transferor will not, and will not permit any Originating Entity to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement) or with respect to (x) any of the Affected Assets, (y) any inventory or goods, the sale of which may give rise to a Receivable or any Receivable or related Contract, or (z) any Special Account, any Intermediate Concentration Account or the Concentration Account or any other account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof.

(b)No Extension or Amendment of Receivables. Except as otherwise permitted in Section 6.2 hereof, the Transferor will not, and will not permit any Originating Entity to, extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

(c)No Change in Business or Credit and Collection Policy. The Transferor will not, and will not permit any Originating Entity to, make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Receivable or otherwise have a Material Adverse Effect.

(d)No Mergers, Etc. The Transferor will not, and will not permit any Originating Entity to, merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired and except as contemplated in the Transaction Documents) to any Person, except that (i) any Transferring Affiliate may merge or consolidate with any other Transferring Affiliate and (ii) the Seller may merge or consolidate with any other Person if, but only if, (x) immediately after giving effect to such merger or consolidation, no Termination Event or Potential Termination Event would exist and (y) if the Seller is not the surviving corporation, each Administrative Agent shall have received a written agreement, in form and substance satisfactory to such Administrative Agent, executed by the Person resulting from such merger or consolidation, under which agreement such Person shall become the Seller and Collection Agent, and shall assume the duties, obligations and liabilities of the Seller, under the Receivables Purchase Agreement, this Agreement (in its capacity as Collection Agent hereunder), the Special Account Letters and each other Transaction Document to which the Seller is party (whether in its individual capacity or as

Collection Agent), together with the documents relating to the Seller of the kind delivered by or on behalf of the Seller pursuant to Section 3.1; provided, however, that the Transferor shall not be required to comply with this covenant in connection with any merger, consolidation, transfer, lease or other disposition of assets by an Originating Entity (other than the Seller) if the aggregate Outstanding Balance of all Receivables originated by all other Originating Entities with respect to which the Transferor is in compliance with this covenant is at least $1,050,000,000.

(e)Change in Payment Instructions to Obligors, Special Account Banks, Designated Account Agents and Concentration Account. The Transferor will not, and will not permit any Originating Entity to:

(i)add or terminate any bank as a Special Account Bank from those listed in the Account Schedule, or make any change in its instructions to Obligors regarding payments to be made to any Special Account Bank; provided that the Transferor may permit the (A) addition of any bank as a Special Account Bank for purposes of this Agreement at any time following delivery to each Administrative Agent of written notice of such addition and a Special Account Letter duly executed by such bank and an updated Account Schedule reflecting such addition, and (B) termination of any Special Account Bank at any time following delivery to each Administrative Agent of written notice of such termination, an updated Account Schedule reflecting such termination and evidence satisfactory to each Administrative Agent that the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account; or

(ii)add, terminate or change the Concentration Account, or any bank as the Concentration Account Bank, from that listed in the Account Schedule, or make any change in the instructions contained in any Special Account Letter or any change in the instructions to the Concentration Account Bank; provided, however, that the Transferor may terminate the then existing Concentration Account Bank and appoint a new Concentration Account Bank if, prior to such termination and appointment, each Administrative Agent shall receive (i) ten Business Days’ prior notice of such termination and appointment and (ii) prior to the effective date of such termination and appointment, (x) for each Special Account where the Special Account Bank was previously remitting Collections directly to the Concentration Account, an executed copy of a Special Account Letter (executed by the applicable Originating Entity and the applicable Special Account Bank) instructing such Special Account Bank to transfer to the new Concentration Account or an Intermediate Concentration Account prior to the close of business on each banking day all Collections on deposit during such banking day in such Special Account; (y) for each Intermediate Concentration Account, an executed amendment to the applicable Intermediate Concentration Account Agreement (executed by the Transferor and the applicable Intermediate Concentration Account Bank) instructing such Intermediate Concentration Account Bank to transfer to the new Concentration Account prior to the close of business on each banking day all Collections on deposit during such banking day in such Intermediate Concentration Account, and (z) a copy of a Concentration Account Agreement executed by the new Concentration Account Bank and the Transferor; or

(iii)add or terminate any Person as a Designated Account Agent from those listed in the Account Schedule, or make any change in its instructions to such Designated Account Agent regarding the handling of the Collections in the applicable Special Account; provided that the Transferor may permit the (A) addition of any Person that satisfies the requirements set forth herein of a “Designated Account Agent” as a Designated Account Agent for purposes of this Agreement at any time following delivery to each Administrative Agent of written notice of such addition and an Account Agent Agreement duly executed by such Person and an updated Account Schedule reflecting such addition, and (B) termination of any Designated Account Agent at any time following delivery to each Administrative Agent of written notice of such termination, an updated Account Schedule reflecting such termination and evidence satisfactory to each Administrative Agent that either an Originating Entity or a new Designated Account Agent shall have been added in accordance with the terms of this Agreement to succeed such terminated Designated Account Agent in respect of the applicable Special Account or the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account; or

(iv)add, terminate or change any Intermediate Concentration Account, or any bank as an Intermediate Concentration Account Bank, or make any change in the instructions to any Intermediate Concentration Account Bank; provided, however, that the Transferor may terminate any then existing Intermediate Concentration Account Bank or appoint a new Intermediate Concentration Account Bank if, prior to such termination or appointment, each Administrative Agent shall receive (i) ten Business Days’ prior notice of such termination or appointment and (ii) prior to the effective date of such termination or appointment, (x) executed copies of Special Account Letters (in each case, executed by the applicable Originating Entity and the applicable Special Account Bank with which the Intermediate Concentration Account that is being terminated or added was or is to be maintained) instructing the Special Account Bank to transfer to the new Intermediate Concentration Account at such Special Account Bank or directly to the Concentration Account, in either case prior to the close of business on each banking day, all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank, and (y) in the case of the addition of a new Intermediate Concentration Account, a copy of an Intermediate Concentration Account Agreement executed by the new Intermediate Concentration Account Bank and the Transferor; and provided, further, that the Transferor may change its instructions to any Intermediate Concentration Account Bank as and to the extent required pursuant to clause (ii) above in connection with the establishment of any new Concentration Account.

(f)Deposits to Special Accounts and the Concentration Account. The Transferor will not, and will not permit any of the Originating Entities or Designated Account Agents to, deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Special Account, any Intermediate Concentration Account or the Concentration Account cash or cash proceeds other than Collections of Receivables; provided that amounts paid by an Obligor to a Joint Venture may be remitted to a Special Account that shall have been identified in a Cash Collections Report or, in the case of a newly identified Joint Venture, will be identified in the

Cash Collections Report delivered within 45 days of the first remittance of proceeds of the assets of such Joint Venture into a Special Account.

(g)Change of Name, Etc . The Transferor will not, and will not permit any Originating Entity to, change its name, identity or structure or the location of its chief executive office or jurisdiction of organization, unless at least 10 days prior to the effective date of any such change the Transferor delivers to each Administrative Agent (i) such documents, instruments or agreements, executed by the Transferor and/or the affected Originating Entities, as are necessary to reflect such change and to continue the perfection of the Agent’s ownership interests or security interest in the Affected Assets and (ii) new or revised Special Account Letters executed by the Special Account Banks which reflect such change and enable the Agent to continue to exercise its rights contained in Section 2.8 hereof. The Transferor will not, and will not permit any Originating Entity to, change its jurisdiction of organization to a jurisdiction other than a State within the United States.

(h)Amendment to Receivables Purchase Agreement, Etc. The Transferor will not, and will not permit any Originating Entity to, (i) amend, modify, or supplement the Receivables Purchase Agreement, the Transferring Affiliate Letter or any instrument, document or agreement executed in connection therewith (collectively the “Initial Transfer Documents”), (ii) terminate or cancel any Initial Transfer Document, (iii) issue any consent or directive under any Initial Transfer Document, (iv) undertake any enforcement proceeding in respect of any of the Initial Transfer Documents, or (v) waive, extend the time for performance or grant any indulgence in respect of any provision of any Initial Transfer Document, in each case except with the prior written consent of the Agent and each Administrative Agent; nor shall the Transferor take, or permit any Originating Entity to take, any other action under any of the Initial Transfer Documents that shall have a material adverse effect on the Agent, any Administrative Agent or any Investor or which is inconsistent with the terms of this Agreement.

(i)Other Debt. Except as provided for herein, the Transferor will not create, incur, assume or suffer to exist any indebtedness whether current or funded, or any other liability other than (i) indebtedness of the Transferor representing fees, expenses and indemnities arising hereunder or under the Receivables Purchase Agreement for the purchase price of the Receivables under the Receivables Purchase Agreement, and (ii) other indebtedness incurred in the ordinary course of its business in an amount not to exceed $12,500 at any time outstanding.

(j)ERISA Matters. The Transferor will not, and will not permit any Originating Entity to, (i) engage or permit any of its respective ERISA Affiliates to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (ii) permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Transferor, such Originating Entity or any ERISA Affiliate thereof is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability to the Transferor, such Originating Entity or any ERISA Affiliate thereof under ERISA or the Code, if such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events occurring within any fiscal year of the Transferor, in the aggregate, involve a payment of money or an incurrence of liability by the Transferor, any Originating Entity or any ERISA Affiliate thereof, in an amount in excess of $500,000.

(k)Anti-Corruption Laws, Anti- Terrorism Laws and Sanctions. The Transferor will not request any Transfer or issuance of any Letter of Credit, and shall procure that its directors, officers, employees and agents shall not use, the proceeds of any Transfer or issuance of any Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Terrorism Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any Sanctions, or (C) in any other manner that would result in liability to any party hereto under any applicable Sanctions or the violation of any Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions by any such Person.

(l)Evading and Avoiding. The Transferor will not engage in, or permit any of its Affiliates or any director, officer, employee, agent or other Person acting on behalf of the Transferor in any capacity in connection with or directly benefitting from this Agreement to engage in, or to conspire to engage in, any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions.

SECTION 5.3.   Affirmative Covenants of the Collection Agent. At all times from the date hereof to the later to occur of (i) the Termination Date and (ii) the Final Collection Date, unless each Administrative Agent shall otherwise consent in writing.

(a)Conduct of Business. The Collection Agent will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

(b)Compliance with Laws. The Collection Agent will comply with all laws, rules and regulations (including, without limitation, all CHAMPUS/VA Regulations, Medicaid Regulations and Medicare Regulations), and all orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject.

(c)Furnishing of Information and Inspection of Records. The Collection Agent will furnish to each Administrative Agent from time to time such information with respect to the Receivables as such Administrative Agent may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Receivable. The Collection Agent will, at any time and from time to time during regular business hours permit any Administrative Agent, or its agents or representatives, (i) to examine and make copies of and take abstracts from all Records and (ii) to visit the offices and properties of the Collection Agent for the purpose of examining such records, and to discuss matters relating to Receivables or the Transferor’s, the Originating Entities’ or the Collection Agent’s performance hereunder and under the other Transaction Documents to which such Person is a party with any of the officers, directors, employees or independent public accountants of the Collection Agent having knowledge of such matters.

(d)Keeping of Records and Books of Account. The Collection Agent will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Collection Agent will give each Administrative Agent notice of any material change in the administrative and operating procedures of the Collection Agent referred to in the previous sentence.

(e)Notice of Agent’s Interest. The Collection Agent shall cause its master data processing records, computer tapes, files and other documents or instruments provided to, developed by or otherwise maintained by the Collection Agent in connection with any Transfer or otherwise for purposes of the transactions contemplated in this Agreement to disclose conspicuously the Transferor’s ownership of the Receivables and the Agent’s interest therein.

(f)Credit and Collection Policies. The Collection Agent will comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

(g)Collections. The Collection Agent shall instruct all Obligors to cause all Collections to be deposited directly to a Special Account and shall take, or omit to take, all actions in respect of Obligors, the Special Account Banks, Intermediate Concentration Account Banks and the Concentration Account Bank solely in a manner that is consistent with the terms of this Agreement, including, without limitation, Sections 2.8, 5.1(h), 5.2(e) and 5.2(f) hereof.

(h)Collections Received. The Collection Agent shall segregate and hold in trust, and deposit, immediately, but in any event not later than the day that occurs forty-eight (48) hours thereafter (or, if such day is not a Business Day, the next Business Day) after its receipt thereof, either to the Intermediate Concentration Account or to the Concentration Account all Collections received from time to time by the Collection Agent.

(i)Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions. Policies and procedures will be maintained and enforced by or on behalf of each of the

Collection Agent and each Originating Entity that are designed in good faith and in a commercially reasonable manner to promote and achieve compliance, in the reasonable judgment of the Collection Agent and each Originating Entity, by the Collection Agent and each Originating Entity and each of their respective Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions, in each case giving due regard to the nature of such Person’s business and activities.

(j)[Reserved]

(k)Evading and Avoiding. The Collection Agent will not engage in, or permit any of its Subsidiaries, Affiliates or any director, officer, employee, agent or other Person acting on behalf of the Collection Agent or any of its Subsidiaries in any capacity in connection with or directly benefitting from the Agreement to engage in, or to conspire to engage in, any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions.

SECTION 5.4.   Negative Covenants of the Collection Agent. At all times from the date hereof to the later to occur of (i) the Termination Date and (ii) the Final Collection Date, unless each Administrative Agent shall otherwise consent in writing:

(a)No Extension or Amendment of Receivables. Except as otherwise permitted in Section 6.2 hereof, the Collection Agent will not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

(b)No Change in Business or Credit and Collection Policy. The Collection Agent will not make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Receivable or otherwise have a Material Adverse Effect.

(c)No Mergers, Etc. Except as otherwise permitted under Section 5.2(d), the Collection Agent will not (i) consolidate or merge with or into any other Person, or (ii) sell, lease or transfer all or substantially all of its assets to any other Person.

(d)Deposits to Accounts. The Collection Agent will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Special Account or Concentration Account cash or cash proceeds other than Collections of Receivables except to the extent permitted in accordance with Section 5.2(f).

(e)Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions. The Collection Agent and each Originating Entity shall not use, and each of the Collection Agent and each Originating Entity shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Transfer or the issuance of any Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Terrorism Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any Sanctions, or (C) in any other manner that would result in liability to any party hereto under any applicable Sanctions or the violation of any Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions by any such Person.

SECTION 5.5.   Risk Retention Requirements. At all times from the date hereof to the later to occur of (i) the Termination Date and (ii) the Final Collection Date, NMC covenants and represents as follows:

(a)as “originator” within the meaning of the EU/UK Securitization Rules, it holds, and will retain on an ongoing basis, a material net economic interest of not less than 5% in the transaction contemplated by the Transaction Documents in the form of a first loss tranche in accordance with Article 6(3)(d) of each Securitization Regulation (the “Retained Interest”);

(b)the Retained Interest (i) is and will be represented by (A) NMC’s 100% ownership interest in the Transferor and its “Capital Contribution” and/or “Revolving Loan” (as each such term is defined in the Receivables Purchase Agreement) made to the Transferor, and (B) the Transferor’s entitlement to receive Collections on Receivables in excess of the Transferred Interest, and (ii) is and will be, after taking into account any fees that may in practice be used to reduce the effective material net economic interest, in an amount equivalent to at least 5% of the nominal value of all the Receivables;

(c)NMC will not, and will not permit any Affiliate to, (A) hedge or otherwise mitigate the credit risk arising from or associated with the Retained Interest, or (B) sell, transfer or otherwise surrender all or part of the rights, benefits or obligations arising from or associated with the Retained Interest, except (in each case) to the extent permitted by the EU/UK Securitization Rules;

(d)NMC will confirm to Investors that it continues to comply with its obligations under sub-clauses (a) to (c) above (i) by providing a statement to such effect in (or together with) each Investor Report, and (ii) in the event of (A) a material change in the structure of the transaction contemplated by the Transaction Documents that could have a material impact on the performance of the Transferred Interest or (B) the risk characteristics of the Transferred Interest or the Receivables;

(e)NMC shall provide prompt written notice to the Investors of any breach of its obligations, or representations, as the case may be, under this Section 5.5;

(f)NMC shall provide all information that any Investor may reasonably require in connection with such Investor’s compliance with its obligations under the EU/UK Securitization Rules, subject always to any requirement of law; and

(g)each Originating Entity (i) enters into Contracts and creates Receivables on the basis of sound and well-defined underwriting criteria; (ii) has clearly established processes for approving, amending and renewing Contracts and Receivables; and (iii) has effective systems in place to apply those criteria and processes to ensure that Contracts are entered into, and Receivables are created, based on a thorough assessment of each Obligor’s creditworthiness.

ARTICLE VI

ADMINISTRATION AND COLLECTION

SECTION 6.1.   Appointment of Collection Agent. The servicing, administering and collection of the Receivables shall be conducted by such Person (the “Collection Agent”) so designated from time to time in accordance with this Section 6.1. Until the Agent (acting at the direction of the Majority Investors) gives notice to the Transferor of the designation of a new Collection Agent, NMC is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof. The Collection Agent may not delegate any of its rights, duties or obligations hereunder, or designate a substitute Collection Agent, without the prior written consent of each Administrative Agent; provided that the Collection Agent may from time to time delegate to any Originating Entity such of its rights, duties and obligations hereunder as relate to the servicing, administering and collection of the Receivables originated by such Originating Entity; provided further that (i) any such delegation shall be terminated upon the replacement of the Collection Agent hereunder and (ii) the Collection Agent shall continue to remain solely liable for the performance of the duties as Collection Agent hereunder notwithstanding any such delegation hereunder. The Agent may, and upon the direction of the Majority Investors the Agent shall, after the occurrence of a Collection Agent Default or any other Termination Event designate as the Collection Agent any Person (including itself) to succeed NMC or any successor Collection Agent, on the conditions in each case that any such Person so designated shall agree to perform the duties and obligations of the Collection Agent pursuant to the terms hereof and such designation of such Person is permitted by applicable law (including, without limitation, applicable CHAMPUS/VA Regulations, Medicaid Regulations and Medicare Regulations) or any order of a court of competent jurisdiction. The Agent may notify any Obligor as to the ownership interest therein that shall have been transferred to the Transferor and, except as otherwise provided hereunder, as to the Transferred Interest hereunder.

SECTION 6.2.   Duties of Collection Agent.

(a)The Collection Agent shall take or cause to be taken all such action as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations (including, without limitation, all CHAMPUS/VA Regulations, Medicaid Regulations and Medicare Regulations), with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Transferor, the Agent, the Administrative Agents and the Investors hereby appoints as its agent the Collection Agent, from time to time designated pursuant to Section 6.1 hereof, to enforce its respective rights and interests in and under the Affected Assets. To the extent permitted by applicable law, the Transferor hereby grants to any Collection Agent appointed hereunder an irrevocable power of attorney to take any and all steps in the Transferor’s and/or any Originating Entity’s name and on behalf of the Transferor necessary or desirable, in the reasonable determination of the Collection Agent, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Transferor’s and/or any Originating Entity’s name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts. The Transferor represents and warrants that the foregoing power of attorney, in the case of any Originating Entity, has been duly granted to the Transferor under the Receivables Purchase Agreement and the Transferor is authorized under the Receivables Purchase Agreement, to the extent permitted by applicable law, to authorize the Collection Agent hereunder to exercise such power. The Collection Agent shall set aside for the account of the Transferor and the Agent (for the benefit of the Investors) their respective allocable shares of the Collections of Receivables in accordance with Sections 2.5 and 2.6 hereof. The Collection Agent shall segregate and deposit to each Administrative Agent’s account such Administrative Agent’s allocable share of Collections of Receivables when required pursuant to Article II hereof. So long as no Termination Event shall have occurred and be continuing, the Collection Agent may, in accordance with the Credit and Collection Policy, extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable as the Collection Agent may determine to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Defaulted Receivable. The Transferor shall deliver to the Collection Agent and the Collection Agent shall hold in trust for the Transferor, and the Agent, on behalf of the Investors, in accordance with their respective interests, all Records which evidence or relate to Receivables or Related Security. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Collection Agent (whether the Collection Agent is NMC or any other Person) to commence or settle any legal action to enforce collection of any Receivable or to foreclose upon or repossess any Related Security. The Collection Agent shall not make the Agent, any Administrative Agent or any of the Investors a party to any litigation without the prior written consent of such Person.

(b)The Collection Agent shall, as soon as practicable following receipt thereof, turn over to the Transferor any collections of any indebtedness of any Person which is not on account of a Receivable. If the Collection Agent is not NMC or an Affiliate thereof, the Collection Agent, with the prior written consent of each Administrative Agent, may revise the Servicing Fee Percentage to such other percentage as may be approved in writing by each Administrative Agent, provided, however, that, unless otherwise agreed in writing by each Administrative Agent, at any time after the Percentage Factor equals or exceeds 100%, any compensation to the Collection Agent in excess of the Servicing Fee initially provided for herein shall be an obligation of the Transferor and shall not be payable, in whole or in part, from the Collections allocated to or for the benefit of any of the Investors hereunder. The Collection Agent, if other than NMC, shall as soon as practicable upon demand, deliver to the Transferor all Records in its possession which evidence or relate to indebtedness of an Obligor which is not a Receivable.

(c)On or before October 31 of each calendar year, the Collection Agent shall:

(i)cause a firm of independent public accountants (who may also render other services to the Collection Agent, the Transferor, the Seller or any Affiliates of any of the foregoing), or such other Person as may be approved by each Administrative Agent

(any of the foregoing being an “Auditor”), to furnish a report to each Administrative Agent in accordance with the procedures set forth on Exhibit T; and

(ii)provide to the Agent a report setting forth the average monthly recovery rate in respect of Receivables that might otherwise have been considered defaulted or delinquent Receivables for each of the immediately preceding twelve (12) months.

(d)Notwithstanding anything to the contrary contained in this Article VI, the Collection Agent, if not the Transferor or NMC, shall have no obligation to collect, enforce or take any other action described in this Article VI with respect to any indebtedness that is not included in the Transferred Interest other than to deliver to the Transferor the collections and documents with respect to any such indebtedness as described in Section 6.2 (b) hereof.

SECTION 6.3.   Right After Designation of New Collection Agent. At any time following the designation of a Collection Agent (other than the Transferor, the Seller or any Affiliate of the Transferor or the Seller) pursuant to Section 6.1 hereof:

(i)The Agent may direct that payment of all amounts payable under any Receivable be made directly to the Agent or its designee.

(ii)The Transferor shall, at the Agent’s request and at the Transferor’s expense, give notice of the Agent’s, the Transferor’s and/or the Bank Investors’ ownership of Receivables to each Obligor and direct that payments be made directly to the Agent or its designee.

(iii)The Transferor shall, at the Agent’s request, (A) assemble all of the Records, and shall make the same available to the Agent or its designee at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

(iv)The Transferor hereby authorizes the Agent to take, to the extent permitted by applicable law, any and all steps in the Transferor’s or any Originating Entity’s name (which power, in the case of each Originating Entity, the Transferor is authorized to grant pursuant to authority granted to the Transferor under the Receivables Purchase Agreement) and on behalf of the Transferor and such Originating Entity necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Transferor’s or such Originating Entity’s name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts.

Notwithstanding the foregoing clauses (i), (ii), (iii) and (iv), the Agent shall not at any time direct, or cause the Transferor or any Originating Entity to direct, Obligors of Receivables or Related Security payable under the Medicare or Medicaid program to make payment of amounts due or to become due to the Transferor or any Originating Entity in respect of such Receivables or Related Security directly to either the Intermediate Concentration Account or the Concentration Account or to the Agent or its designee, except for any such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

SECTION 6.4.   Collection Agent Default. The occurrence of any one or more of the following events shall constitute a Collection Agent Default:

(a)(i) the Collection Agent or, to the extent that the Transferor, the Seller or any Affiliate of the Transferor or the Seller is then acting as Collection Agent, the Transferor, the Seller or such Affiliate, as applicable, shall fail to observe or perform any term, covenant or agreement to be observed or performed (A) under Section 5.3(d), 5.3(g) or 5.3(h) or Section 5.4, or (B) under Section 5.3 (other than subsection (d), (g) or (h) thereof) and such failure shall continue for five (5) days, or (ii) the Collection Agent or, to the extent that the Transferor, the Seller or any Affiliate of the Transferor, or the Seller is then acting as Collection Agent, the Transferor, the Seller or such Affiliate, as applicable, shall fail to observe or perform any term, covenant or agreement hereunder (other than as referred to in clause (i) or (iii) of this Section 6.4(a)) or under any of the other Transaction Documents to which such Person is a party or by which such Person is bound, and such failure shall remain unremedied for ten (10) days, or (iii) the Collection Agent or, the extent that the Transferor, the Seller or any Affiliate of the Transferor, or the Seller is then acting as Collection Agent, the Transferor, the Seller or such Affiliate, as applicable, shall fail to make any payment or deposit required to be made by it hereunder when due or the Collection Agent shall fail to observe or perform any term, covenant or agreement on the Collection Agent’s part to be performed under Section 2.8(b) hereof; or

(b)any representation, warranty, certification or statement made by the Collection Agent or the Transferor, the Seller or any Affiliate of the Transferor or the Seller (in the event that the Transferor, the Seller or such Affiliate is then acting as the Collection Agent) in this Agreement, the Receivables Purchase Agreement, the Transferring Affiliate Letter or in any of the other Transaction Documents or in any certificate or report delivered by it pursuant to any of the foregoing shall prove to have been incorrect in any material respect when made or deemed made; or

(c)failure of the Collection Agent or any of its Subsidiaries, FME KGaA, or FMCH to pay when due any amounts due under any agreement under which any Indebtedness greater that €250,000,000 (or its equivalent in any currency) was created or is governed; or the default by the Collection Agent or any of its Subsidiaries, FME KGaA or FMCH in the performance of any term, provision of condition contained in any agreement under which any Indebtedness greater than €250,000,000 (or its equivalent in any currency) was created or is governed, regardless of whether such event is an “event of default” or “default” under any such agreement; or any Indebtedness of the Collection Agent or any of its Subsidiaries, FME KGaA or FMCH greater than €250,000,000 (or its equivalent in any currency) shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment and other than in the case of an instrument stated to be payable on demand) prior to the scheduled date of maturity thereof; or

(d)any Event of Bankruptcy shall occur with respect to the Collection Agent or any of its Subsidiaries; provided that in the case of any immaterial Subsidiary of the Collection Agent, if an Event of Bankruptcy shall have occurred by reason of any institution of an involuntary proceeding against such Subsidiary, such Event of Bankruptcy shall not constitute a Collection Agent Default unless such proceeding shall have remained undismissed or unstayed for a period of 60 days; or

(e)there shall have occurred any material adverse change in the operations of the Collection Agent since the end of the last fiscal year ending prior to the date of its appointment as Collection Agent hereunder or any other event shall have occurred which, in the commercially reasonable judgment of any Administrative Agent, materially and adversely affects the Collection Agent’s ability to either collect the Receivables or to perform under this Agreement.

SECTION 6.5.   Responsibilities of the Transferor. Anything herein to the contrary notwithstanding, the Transferor shall, and/or shall cause each Originating Entity to, (i) perform all of each Originating Entity’s obligations under the Contracts related to the Receivables to the same extent as if interests in such Receivables had not been sold hereunder and under the Transferring Affiliate Letter and/or the Receivables Purchase Agreement, as applicable, and the exercise by the Agent, any Administrative Agent and the Investors of their rights hereunder and under the Transferring Affiliate Letter and the Receivables Purchase Agreement shall not relieve the Transferor or the Seller from such obligations and (ii) pay when due any taxes, including without limitation, any sales taxes payable in connection with the Receivables and their creation and satisfaction. Neither the Agent nor any of the Investors or the Administrative Agents shall have any obligation or liability with respect to any Receivable or related Contracts, nor shall it be obligated to perform any of the obligations of the Seller thereunder.

ARTICLE VII

TERMINATION EVENTS

SECTION 7.1.   Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:

(a)the Transferor or the Collection Agent shall fail to make any payment or deposit to be made by it hereunder or under the Receivables Purchase Agreement when due hereunder or thereunder; or

(b)any representation, warranty, certification or statement made or deemed made by the Transferor in this Agreement, by FME KGaA or FMCH under the Parent Agreement, or by the Transferor, FME KGaA, FMCH or any other Parent Group Member in any other Transaction Document to which it is a party or in any other document certificate or other writing delivered pursuant hereto or thereto, shall prove to have been incorrect in any material respect when made or deemed made; or

(c)the Transferor or the Collection Agent shall default in the performance of any payment or undertaking (other than those covered by clause (a) above) to be performed or observed under:

(i)Section 5.1(a)(iv); provided that, in the case of any failure to provide any such notice relating to a Potential Termination Event that shall have ceased to exist prior to the date such notice was required to have been given under Section 5.1(a)(iv), the failure to give such notice shall not constitute a Termination Event unless a senior officer of the Seller or the Transferor (including, in each case, the Treasurer, any Assistant Treasurer, General Counsel or any assistant or associate general counsel of such Person) shall have known of the occurrence of such Potential Termination Event during such period; or

(ii)any of Sections 5.1(a)(v), 5.1 (a)(x), 5.1 (a)(ix), 5.1(b)(i), 5.1(f), 5.1(g), 5.1(h), 5.1(i), 5.1(k), 5.1(l), 5.2(a), 5.2(c), 5.2(d), 5.2(e), 5.2(f), 5.2(g), 5.2(h), 5.2(i) or 6.3; or

(iii)Section 5.1(b)(ii), and such default shall continue for 2 Business Days; or

(iv)any other provision hereof and such default in the case of this clause (iv) shall continue for ten (10) days;

(d)(i) failure of the Transferor to pay when due any amounts due under any agreement relating to Indebtedness to which it is a party; or the default by the Transferor in the performance of any term, provision or condition contained in any agreement relating to Indebtedness to which it is a party regardless of whether such event is an “event of default” or “default” under any such agreement; or any Indebtedness owing by the Transferor shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof; or (ii) failure of the Seller, FMCH, FME KGaA or any Transferring Affiliate to pay when due any amounts due under any agreement to which any such Person is a party and under which any Indebtedness greater than €250,000,000 (or its equivalent in any currency) was created or is governed; or the default by the Seller, FMCH, FME KGaA or any Transferring Affiliate in the performance of any term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness owing by the Seller, FMCH, FME KGaA or any Transferring Affiliate greater than €250,000,000 (or its equivalent in any currency) was created or is governed, regardless of whether such event is an “event of default” or “default” under any such agreement; or any Indebtedness owing by the Seller, FMCH, FME KGaA or any Transferring Affiliate greater than €250,000,000 (or its equivalent in any currency) shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment and other than in the case of an instrument stated to be payable on demand) prior to the date of maturity thereof; or

(e)any Event of Bankruptcy shall occur with respect to the Transferor, any Originating Entity, FME KGaA, FMCH or NMC; provided that, in the case of any Event of Bankruptcy relating to any Transferring Affiliate, such Event of Bankruptcy shall not constitute a

Termination Event hereunder if at such time the Percentage Factor does not exceed the Maximum Percentage Factor after reducing the Net Receivables Balance by an amount equal to the aggregate Outstanding Balance of all Receivables otherwise included in the calculation of Net Receivables Balance which either (i) have been originated by such Transferring Affiliate or (ii) are owing from any Obligor that shall have been directed to remit payments thereon to a Special Account that is a Special Account to which Obligors in respect of the Transferring Affiliate that is the subject of such Event of Bankruptcy shall have been directed to remit payments; or

(f)the Agent, on behalf of the Investors, shall, for any reason, fail or cease to have a valid and perfected first priority ownership or security interest in the Affected Assets free and clear of any Adverse Claims; or the Transferor shall, for any reason, fail or cease to have all right, title and interest in and to all Receivables, Related Security and Collections, free and clear of any Adverse Claim, subject only to the interests therein of the Agent, on behalf of the Investors; or

(g)	a Collection Agent Default shall have occurred; or

(h)the Transferring Affiliate Letter, the Receivables Purchase Agreement or any other Transaction Document shall have terminated; or any material provision thereof shall cease for any reason to be valid and binding on any party thereto or any party shall so state in writing; or any party to any Transaction Document (other than the Agent, any Administrative Agent or any Investor) shall fail to perform any material term, provision or condition contained in any Transaction Document on its part to be performed or a default shall otherwise occur thereunder; or

(i)any of FMCH, NMC, the Transferor or the Seller shall enter into any transaction or merger whereby it is not the surviving entity; or

(j)there shall have occurred any material adverse change in the operations of any of FMCH, NMC, the Transferor or the Seller since December 31, 2017 or any other Material Adverse Effect shall have occurred; or

(k)(i) the Percentage Factor exceeds the Maximum Percentage Factor unless the Transferor reduces the Net Investment or increases the balance of the Affected Assets on the next Business Day so as to reduce the Percentage Factor to less than or equal to the Maximum Percentage Factor or (ii) the sum of the portion of the Net Investment held by the Investors in any Related Group and the Letter of Credit Obligations owing to the Bank Investor in such Related Group shall exceed the applicable Related Group Limit at any time; or

(l)the average Dilution Ratio for any three (3) consecutive calendar months exceeds 8.00%; or

(m)the average Loss-to-Liquidation Ratio for any three (3) consecutive calendar months exceeds 7.00%; or

(n)the average Default Ratio for any three (3) consecutive calendar months exceeds 4.50%; or

(o)a default or breach shall occur under the Parent Agreement (including, without limitation, a default or breach with respect to any financial covenant or other undertaking set forth therein); or the Parent Agreement shall for any reason terminate; or any material provision thereof shall cease to be valid and binding on any party thereto or any party thereto shall so state in writing; or

(p)(i) the Seller shall cease to own, free and clear of any Adverse Claim all of the outstanding shares of capital stock of the Transferor on a fully diluted basis; or (ii) FMCH shall cease to own, directly or indirectly, free and clear of any Adverse Claim, (other than put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries), all of the outstanding shares of capital stock of any of the Originating Entities or the Collection Agent on a fully diluted basis; provided that FME KGaA may own directly or indirectly stock that is not Voting Stock in subsidiaries of FMCH; or (iii) FME KGaA shall cease to own, directly or indirectly, free and clear of any Adverse Claim (other than put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries), all of the Voting Stock of FMCH other than the preferred stock of FMCH outstanding as of the date hereof (which preferred stock outstanding as of the date hereof shall not represent more than 20.00% of the total Voting Stock of FMCH); or (iv) a Change of Control shall occur; or

(q)FME KGaA’s long-term public senior debt securities shall be rated lower than B+ by Standard & Poor’s or B1 by Moody’s, or neither Standard & Poor’s nor Moody’s shall rate such securities; or

(r)Any Person shall be appointed as, or removed as, an Independent Director of the Transferor without prior notice thereof having been given to each Administrative Agent in accordance with Section 5.1(a)(x) or without the written acknowledgement by each Administrative Agent that such Person conforms, to the satisfaction of each Administrative Agent, with the criteria set forth in the definition herein of “Independent Director”.

SECTION 7.2.   Termination. (a) Upon the occurrence of any Termination Event, the Agent may, and at the direction of any Administrative Agent or the Majority Investors shall, by notice to the Transferor and the Collection Agent declare the Termination Date to have occurred; provided , however, that in the case of any event described in Section 7.1(e), 7.1(f), 7.1(k)(ii) or 7.1(p) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, the Agent shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, all of which rights shall be cumulative.

(b)At all times after the occurrence and during the continuation of a Termination Event or the declaration or automatic occurrence of the Termination Date pursuant to Section 7.2(a), the Base Rate plus 2.50% shall be the Tranche Rate applicable to the Net

Investment for all existing and future Tranches and shall be the rate at which RO Interest accrues.

ARTICLE VIII

INDEMNIFICATION; EXPENSES; RELATED MATTERS

SECTION 8.1.   Indemnities by the Transferor. Without limiting any other rights which the Agent, the Administrative Agents or the Investors may have hereunder or under applicable law, the Transferor hereby agrees to indemnify the Investors, the Agent, the Administrative Agents, the Collateral Agents, the Liquidity Providers and the Credit Support Providers and their respective successors and permitted assigns and their respective officers, directors and employees (collectively, “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees (which such attorneys may be employees of a Liquidity Provider, a Credit Support Provider, the Agent, an Administrative Agent or a Collateral Agent, as applicable) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them in any action or proceeding between the Transferor or any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, by the Agent or any Investor of the Transferred Interest or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables. Without limiting the generality of the foregoing, the Transferor shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

(i)any representation or warranty made by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) or any officers of any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) under or in connection with this Agreement, the Receivable Purchase Agreement, the Parent Agreement, the Transferring Affiliate Letter, any of the other Transaction Documents, any Investor Report, any Cash Collections Report or any other information or report delivered by any Parent Group Member pursuant to or in connection with any Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made;

(ii)the failure by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) to comply with any applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation), including with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

(iii)the failure (x) to vest and maintain vested in the Agent, on behalf of the Investors, a valid and perfected first priority undivided percentage ownership interest (to the extent of the Transferred Interest) in the Affected Assets free and clear of any Adverse Claim or (y) to create or maintain a valid and perfected first priority security interest in favor of the Agent, for the benefit of the Investors, in the Affected Assets as contemplated pursuant to Section 10.11, free and clear of any Adverse Claim;

(iv)the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Affected Assets;

(v)any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

(vi)any failure of the Collection Agent to perform its duties or obligations in accordance with the provisions hereof; or

(vii)any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable;

(viii)the transfer of an ownership interest in any Receivable other than an Eligible Receivable;

(ix)the failure by any Parent Group Member (individually or as Collection Agent) to comply with any term, provision or covenant contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any of its respective duties under the Contracts;

(x)the Percentage Factor exceeding the Maximum Percentage Factor at any time;

(xi)the failure of any Originating Entity to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with any of the Receivables;

(xii)any repayment by any Indemnified Party of any amount previously distributed in reduction on Net Investment which such Indemnified Party believes in good faith is required to be made;

(xiii)the commingling by the Transferor, any Originating Entity or the Collection Agent of Collections of Receivables at any time with other funds without regard to whether any such commingling is authorized or permitted hereunder or under any of the other Transaction Documents;

(xiv)any investigation, litigation or proceeding instituted by or against a Person other than such Indemnified Party related to this Agreement, any of the other Transaction Documents, the use of proceeds of Transfers by the Transferor or any Originating Entity, the ownership of Transferred Interests, or any Receivable, Related Security or Contract;

(xv)the failure of any Special Account Bank, Designated Account Agent, Intermediate Concentration Account Bank or the Concentration Account Bank to remit any amounts held by it pursuant to the instructions set forth in the applicable Special Account Letter, Intermediate Concentration Account Agreement or Concentration Account Agreement or any instruction of the Collection Agent, the Transferor, any Originating Entity or the Agent (to the extent such Person is entitled to give such instructions in accordance with the terms hereof and of any applicable Special Account Letter, Intermediate Concentration Account Agreement or Concentration Account Agreement) whether by reason of the exercise of set-off rights or otherwise;

(xvi)any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Transferor or the Seller to qualify to do business or file any notice of business activity report or any similar report;

(xvii)any failure of the Transferor to give reasonably equivalent value to the Seller in consideration of the purchase by the Transferor from the Seller of any Receivable, any failure of the Seller to give reasonably equivalent value to any Transferring Affiliate in consideration of the purchase by the Seller from such Transferring Affiliate of any Receivable, or any attempt by any Person to void, rescind or set-aside any such transfer under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

(xviii)any action taken by the Transferor, any Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) in the enforcement or collection of any Receivable; provided, however, that if any Conduit Investor enters into agreements for the purchase of interests in receivables from one or more Other Transferors, such Conduit Investor shall allocate such Indemnified Amounts which are in connection with a Credit Support Agreement or the credit support furnished by the Credit Support Provider to the Transferor and each Other Transferor; and provided, further, that if such Indemnified Amounts are attributable to any Parent Group Member and not attributable to any Other Transferor, the Transferor shall be solely liable for such Indemnified Amounts or if such Indemnified Amounts are attributable to Other Transferors and not attributable to any Parent Group Member, such Other Transferors shall be solely liable for such Indemnified Amounts;

(xix)any reduction or extinguishment of, or any failure by any Obligor to pay (in whole or in part), any Receivable or any Related Security with respect thereto as a result of or on account of any violation of or prohibition under any law, rule or regulation now or hereafter in effect from time to time, including without limitation and CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation, or as a result of or on account of the entering of any judicial or regulatory order or agreement adversely affecting the Transferor or any Parent Group Member;

(xx)any failure by the Transferor or any Parent Group Member to maintain all governmental and other authorization and approvals necessary to render the services, or sell the merchandise, resulting in Receivables;

(xxi)without duplication of amounts already payable pursuant to Section 2.9, any cancellation or voiding of a Receivable or other Contractual Adjustment; or

(xxii)any civil penalty or fine assessed by OFAC or any other governmental authority administering any Anti-Terrorism Law, Anti-Corruption Law or Sanctions, and all reasonable costs and expenses (including reasonable documented legal fees and disbursements) incurred in connection with defense thereof by, any Indemnified Party in connection with the Transaction Documents as a result of any action of the Transferor or any of its respective Affiliates.

SECTION 8.2.   Indemnity for Taxes, Reserves and Expenses. If after the date hereof, the adoption of any Law or Bank Regulatory Guideline or any amendment or change in the interpretation of any existing or future Law or Bank Regulatory Guideline by any Official Body charged with the administration, interpretation or application thereof, or the compliance with any directive of any Official Body (in the case of any Bank Regulatory Guideline, whether or not having the force of Law):

(i)shall subject any Indemnified Party to any tax, duty or other charge (other than Excluded Taxes) with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interest, the Receivables or payments of amounts due hereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interest, the Receivables or payments of amounts due hereunder or its obligation to advance funds hereunder, under a Liquidity Provider Agreement or the credit support furnished by a Credit Support Provider or otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interest or the Receivables (except for changes in the rate of general corporate, franchise, net income or other income tax imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party’s principal executive office is located);

(ii)shall impose, modify or deem applicable any reserve, assessment, fee, insurance charge, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interest, the Receivables or payments of amounts due hereunder or its obligation to advance funds hereunder under a Liquidity Provider Agreement or the credit support provided by a Credit Support Provider or otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interest or the Receivables; or

(iii)imposes upon any Indemnified Party any other expense (including, without limitation, reasonable attorneys’ fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interest, the Receivables or payments of amounts due hereunder or its obligation to advance funds hereunder under a Liquidity Provider Agreement or the credit support furnished by a Credit Support Provider or otherwise in respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interests or the Receivables, and the result of any of the foregoing is to increase the cost to such Indemnified Party with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interest, the Receivables, the obligations hereunder, the funding of any purchases hereunder, a Liquidity Provider Agreement or a Credit Support Agreement, by an amount deemed by such Indemnified Party to be material, then, within ten (10) days after demand by such Indemnified Party through any Administrative Agent, the Transferor shall pay to such Administrative Agent for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party for such tax, increased cost or reduction.

The term “Bank Regulatory Guideline” shall mean (i) the adoption after the date hereof of any applicable law, rule, guideline or regulation (including any applicable law, rule, guideline or regulation regarding capital adequacy or liquidity coverage) or any change therein after the date hereof, (ii) any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency; provided that for purposes of this definition, (x) the United States bank regulatory rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modification to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted on December 15, 2009, (y) the Dodd- Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder, issued in connection therewith or in implementation thereof, and (z) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, shall in each case be deemed to be a “Bank Regulatory Guideline”, regardless of the date enacted, adopted, issued or implemented.

(a)If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable Law or Bank Regulatory Guideline regarding capital adequacy or accounting principles, or any change therein, or any change in the interpretation or administration thereof by any Official Body, or any request or directive regarding capital adequacy (in each case of any Bank Regulatory Guideline or accounting principles, whether or not having the force of law) of any such Official Body, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party’s obligations hereunder or with respect hereto or otherwise as a consequence of the transactions contemplated hereby to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within ten (10) days after demand by such Indemnified Party through any Administrative Agent, the Transferor shall pay to such Administrative Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction. For avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute an adoption, change, request or directive subject to this Section 8.2(b).

(b)Each Administrative Agent will promptly notify the Transferor of any event of which it has knowledge, occurring after the date hereof, which will entitle an Indemnified Party to compensation pursuant to this Section 8.2. A notice by an Administrative Agent or the applicable Indemnified Party claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Administrative Agent or any applicable Indemnified Party may use any reasonable averaging and attributing methods.

(c)Anything in this Section 8.2 to the contrary notwithstanding, if a Conduit Investor enters into agreements for the acquisition of interests in receivables from one or more Other Transferors, such Conduit Investor shall allocate the liability for any amounts under this Section 8.2 which are in connection with a Credit Support Agreement or the credit support provided by the Credit Support Provider (“Section 8.2 Costs”) to the Transferor and each Other Transferor; provided, however, that if such Section 8.2 Costs are attributable to any Parent Group Member and not attributable to any Other Transferor, the Transferor shall be solely liable for such Section 8.2 Costs or if such Section 8.2 Costs are attributable to Other Transferors and not attributable to any Parent Group Member, such Other Transferors shall be solely liable for such Section 8.2 Costs.

(d)If any Indemnified Party in a Related Group makes a claim for payment pursuant to this Section 8.2, then the Transferor may, at its option, remove such Related Group and terminate the Commitments of the Investors in such Related Group by (A) paying to the Administrative Agent for such Related Group an amount (the “Payoff Amount”) equal to the sum of (i) the portion of the Net Investment funded by the Investors in such Related Group, (ii) all Discount accrued and to accrue thereon through the last day of the applicable Yield Period(s) to which such Net Investment has been allocated and (iii) all other Aggregate Unpaids owing to the members of such Related Group under the Transaction Documents accrued through the date of such payment (including, without limitation, amounts payable pursuant to this Section 8.2 accrued through the date of payment) and (B) if any Bank Investor in such Related Group shall have issued any Letters of Credit hereunder that then remain outstanding (“Designated Letters of Credit”), providing to such Bank Investor a letter of credit in form and substance satisfactory to such Bank Investor issued by a commercial bank having a credit rating not less than the credit rating of such Bank Investor, which letter of credit shall be in a stated amount equal to the aggregate stated amount of the Designated Letters of Credit issued by such Bank Investor and shall permit drawings thereunder by such Bank Investor at the time of, and in the amount of, each drawing under any Designated Letter of Credit. Any such removal and termination shall be made upon not less than five (5) Business Days’ notice delivered by the Transferor to the applicable Administrative Agent. The Payoff Amount for any Related Group shall be calculated by the Administrative Agent and notified to the Transferor, which calculation shall be conclusive and binding absent manifest error. Upon such removal and termination, (x) the members of such Related Group shall cease to be parties to this Agreement and the Commitments of all Bank Investors in such Related Group shall be reduced to zero and (y) the Facility Limit will be reduced by an amount equal to the Commitments (determined immediately prior to such termination) of the Bank Investors, in such Related Group.

SECTION 8.3.   Taxes. All payments made hereunder by the Transferor or the Collection Agent (each, a “Payor”) to any Investor, any Administrative Agent or the Agent (each, a “Recipient”) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and any other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority on any recipient (or any assignee of such parties) (such non-excluded items being called “Taxes”), but excluding franchise taxes and taxes imposed on or measured by the recipient’s net income or gross receipts (“Excluded Taxes”). In the event that any withholding or deduction from any payment made by the Payor hereunder is required in respect of any Taxes, then such Payor shall:

(i)	pay directly to the relevant authority the full amount required to be so withheld or deducted;

(ii)promptly forward to each Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

(iii)pay to the Recipient such additional amount or amounts as is necessary to ensure that the net amount actually received by the Recipient will equal the full amount such Recipient would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against any Recipient with respect to any payment received by such Recipient hereunder, the Recipient may pay such Taxes and the Payor will promptly pay such additional amounts (including any penalties, interest or expenses) as shall be necessary in order that the net amount received by the Recipient after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Recipient would have received had such Taxes not been asserted. Notwithstanding the foregoing, the Payor shall not be obligated to pay any such additional amounts pursuant to clause (iii) above or pursuant to the immediately preceding sentence to a Bank Investor that is not organized under the laws of the United States of America or a state thereof if such Bank Investor shall have failed to comply with the requirements of paragraph (b) of this Section 8.3 as of the time such Taxes are due and payable.

If the Payor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Recipient the required receipts or other required documentary evidence, the Payor shall indemnify the Recipient for any incremental Taxes, interest, or penalties that may become payable by any Recipient as a result of any such failure.

(a)Each Investor that is not incorporated under the laws of the United States of America or a state thereof shall:

(i)on or before the date of any payment by a Payor to such Investor, deliver to such Payor, the Agent and the Administrative Agent for its Related Group (A) two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments hereunder without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

(ii)deliver to each Payor, the Agent and the Administrative Agent for its Related Group two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to such Payor; and

(iii)obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by either Payor, the Agent or the Administrative Agent for its Related Group; or

(b)Each Investor or transferee that is not a “bank” under Section 881(c)(3)(A) of the Internal Revenue Code thereof shall:

(i)on or before the date it becomes a party hereto (or, in the case of a participant, on or before the date such participant becomes a participant hereunder), deliver to each Payor, the Agent and the Administrative Agent for its Related Group (i) a statement under penalties of perjury that such Investor or transferee (x) is not a “bank”

under Section 881(c)(3)(A) of the Internal Revenue Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder within the meaning of Section 811(c)(3)(B) of the Internal Revenue Code and (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Internal Revenue Code and (ii) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form;

(ii)before the most recent Form W-8 previously delivered by it to a Payor expires or becomes obsolete, promptly after the occurrence of any event requiring a change in the most recent Form W-8 previously delivered by it to a Payor, and upon the request of such Payor, deliver to each Payor, the Agent and its Administrative Agent two properly completed, appropriately revised and duly executed copies of Form W-8 (or successor form); and

(iii)obtain such extensions of time for filing and completing such forms or certifications as may be reasonably requested by either Payor, the Agent or its Administrative Agent;

unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes an Investor hereunder which renders all such forms inapplicable or which would prevent such Investor from duly completing and delivering any such form with respect to it and such Investor so advises each Payor, the Agent and its Administrative Agent. Each Person that shall become an Investor or a participant of an Investor pursuant to subsection 10.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, provided that in the case of a participant of an Investor the obligations of such participant of an Investor pursuant to this subsection (b) shall be determined as if the participant of an Investor were an Investor except that such participant of an Investor shall furnish all such required forms, certifications and statements to the Investor from which the related participation shall have been purchased.

SECTION 8.4.   Other Costs, Expenses and Related Matters. The Transferor agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Investors, the Administrative Agents and the Agent harmless against liability for the payment of, all reasonable out-of -pocket expenses (including, without limitation, attorneys’, accountants’, rating agencies’ and other third parties’ fees and expenses, any filing fees and expenses incurred by officers or employees of any of the Investors, the Administrative Agents and/or the Agent) or intangible, documentary or recording taxes incurred by or on behalf of any Investor, any Administrative Agent or the Agent (i) in connection with the negotiation, execution, delivery and preparation of this Agreement, the other Transaction Documents and any documents or instruments delivered pursuant hereto and thereto and the transactions contemplated hereby or thereby (including, without limitation, the perfection or protection of the Transferred Interest) and (ii) from time to time (a) relating to any amendments, waivers or consents under this

Agreement and the other Transaction Documents, (b) arising in connection with any Investor’s, any Administrative Agent’s, the Agent’s or any Collateral Agent’s enforcement or preservation of rights (including, without limitation, the perfection and protection of the Transferred Interest under this Agreement), or (c) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement or any of the other Transaction Documents (all of such amounts, collectively, “Transaction Costs”).

(a)With respect to any Tranche to which all or any portion of the Net Investment held by any of the Investors in a Related Group has been allocated, the Transferor shall pay to the Administrative Agent for such Related Group, for the account of each applicable Investor, on demand any Early Collection Fee due on account of the reduction of such Tranche on a day prior to the last day of its Tranche Period (or, in the case of a CP Tranche Period, on or prior to the maturity date for the Commercial Paper allocated to fund or maintain such Net Investment).

SECTION 8.5.   Reconveyance Under Certain Circumstances. The Transferor agrees to accept the reconveyance from the Agent, on behalf of the applicable Investors, of the Transferred Interest if the Agent or any Administrative Agent notifies Transferor of a material breach of any representation or warranty made or deemed made pursuant to Article III of this Agreement and Transferor shall fail to cure such breach within 15 days (or, in the case of the representations and warranties in Sections 3.1(d) and 3.1(j), 3 days) of such notice. The reconveyance price shall be paid by the Transferor to the Agent, for the account of the applicable Investors, as applicable, in immediately available funds on such 15th day (or 3rd day, if applicable) in an amount equal to the Aggregate Unpaids; provided that if such 15th day (or 3rd day) is not a Business Day, such reconveyance and the related payment shall be made on the next following Business Day.

ARTICLE IX

THE AGENT; BANK COMMITMENT; THE ADMINISTRATIVE AGENTS

SECTION 9.1.   Authorization and Action. (a) Each Investor hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Investor hereby appoints the Agent as its agent to execute and deliver all further instruments and documents, and take all further action that the Agent may deem necessary or appropriate or that any Investor may reasonably request in order to perfect, protect or more fully evidence the interests transferred or to be transferred from time to time by the Transferor hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including, without limitation, the execution by the Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Receivables now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. The Majority Investors may direct the Agent to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Agent hereunder, the Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Majority Investors; provided, however , the Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Agent, shall be in violation of any applicable law, rule or regulation or contrary to any provision of this Agreement or shall expose the Agent to liability hereunder or otherwise. Upon the occurrence and during the continuance of any Termination Event or Potential Termination Event, the Agent shall take no action hereunder (other than ministerial actions or such actions as are specifically provided for herein) without the prior consent of the Majority Investors (which consent shall not be unreasonably withheld or delayed). The Agent shall not, without the prior written consent of all Bank Investors, agree to (i) amend, modify or waive any provision of this Agreement in any way which would (A) reduce or impair Collections or the payment of Discount or fees payable hereunder to the Investors or delay the scheduled dates for payment of such amounts, (B) increase the Servicing Fee (other than as permitted pursuant to Section 6.2(b)), (C) modify any provisions of this Agreement or the Receivables Purchase Agreement or the Parent Agreement relating to the timing of payments required to be made by the Transferor, any Originating Entity, FME KGaA or FMCH or the application of the proceeds of such payments, (D) permit the appointment of any Person (other than the Agent) as a successor Collection Agent, (E) release any property from the lien provided by this Agreement (other than as expressly contemplated herein) or (F) extend or permit the extension of the Commitment Termination Date without the consent of each Bank Investor. The Agent shall not, without the prior written consent of each Administrative Agent, agree to amend, modify or waive any provision of this Agreement, the Transferring Affiliate Letter, the Receivables Purchase Agreement or the Parent Agreement. The Agent shall not agree to any amendment of this Agreement which increases the dollar amount of any Investor’s Commitment without the prior consent of such Investor. In addition, the Agent shall not agree to any amendment of this Agreement not specifically described in the two preceding sentences without the consent of the Majority Investors (which consent shall not be unreasonably withheld or delayed). In the event the Agent requests any Investor’s consent pursuant to the foregoing provisions and the Agent does not receive a consent (either positive or negative) from such Investor within 10 Business Days of such Investor’s receipt of such request, then such Investor (and its percentage interest hereunder) shall be disregarded in determining whether the Agent shall have obtained sufficient consent hereunder.

(b)The Agent shall exercise such rights and powers vested in it by this Agreement and the other Transaction Documents, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

SECTION 9.2.   Agent’s Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Agent: (i) may consult with legal counsel (including counsel for any Parent Group Member), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Investor and shall not be responsible to any Investor for any statements, warranties or representations made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of any Parent Group Member or the Collection Agent or to inspect the property (including the books and records) of any Parent Group Member or the Collection Agent; (iv) shall not be responsible to any Investor for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex) believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 9.3.   Credit Decision. Each Investor acknowledges that it has, independently and without reliance upon the Agent, any Administrative Agent, any Affiliate of an Administrative Agent or any other Investor and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Transaction Documents to which it is a party and, if it so determines, to accept the transfer to the Agent on its behalf of any undivided ownership interest in the Affected Assets hereunder. Each Investor also acknowledges that it will, independently and without reliance upon the Agent, any of the Agent’s Affiliates or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party.

SECTION 9.4.   Indemnification of the Agent. The Bank Investors agree to indemnify the Agent (to the extent not reimbursed by the Transferor), ratably in accordance with their respective Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement, any Letter of Credit or any other Transaction Document or any action taken or omitted by the Agent hereunder or thereunder, provided that the Bank Investors shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, the Bank Investors agree to reimburse the Agent, ratably in accordance with their respective Commitments, promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred, in the determination of the Agent, in the interests of or otherwise in respect of the Bank Investors hereunder and/or thereunder and to the extent that the Agent is not reimbursed for such expenses by the Transferor. Solely for purposes of this Section 9.4 (i) the Administrative Agent for Reliant Trust shall be deemed to be the sole Bank Investor for its

Related Group having a Commitment equal to the aggregate Commitment of TD Bank and Reliant Trust and (ii) Reliant Trust shall be deemed not to be a Bank Investor.

SECTION 9.5.   Successor Agent. The Agent may resign at any time by giving written notice thereof to each Investor and the Transferor and may be removed at any time with cause by the Majority Investors. Upon any such resignation or removal, the Majority Investors shall appoint a successor Agent. Each Investor agrees that it shall not unreasonably withhold or delay its approval of the appointment of a successor Agent. If no such successor Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Agent’s giving of notice of resignation or the Majority Investors’ removal of the retiring Agent, then the retiring Agent may, on behalf of the Investors, appoint a successor Agent which successor Agent shall be either (i) a commercial bank having a combined capital and surplus of at least $50,000,000 or (ii) an Affiliate of such a bank. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

SECTION 9.6.   Payments by the Agent; Erroneous Payments.

(a)Payments by the Agent. All amounts received by the Agent on behalf of the Investors shall be paid by the Agent to the Investors (at their respective accounts specified in their respective Assignment and Assumption Agreements) on the Business Day received by the Agent, unless such amounts are received after 12:00 noon on such Business Day, in which case the Agent shall use its reasonable efforts to pay such amounts to the Investors on such Business Day, but, in any event, shall pay such amounts to the Investors not later than the following Business Day. All amounts received by the Agent hereunder on behalf of the Investors shall be allocated among the Related Groups in accordance with Sections 2.5 and/or 2.6, as applicable. For purposes of the foregoing, the Agent shall be deemed to be a member of the Related Group that includes Liberty Street.

(b)Erroneous Payments. (i) Each Investor hereby agrees that (x) if the Agent notifies such Investor or its Administrative Agent that the Agent has determined in its sole discretion that any funds received by such Investor (directly or through its Administrative Agent) from the Agent (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise, individually and collectively, a “Payment”) were erroneously transmitted to such Investor (or its Administrative Agent for the Related Group) (whether or not known to such Investor), and demands the return of such Payment (or a portion thereof), such Investor shall promptly, but in no event later than one Business Day thereafter, return to the Agent (or to its Administrative Agent for transfer to the Agent) the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Investor to the date such amount is repaid to the Agent at the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, neither such Investor nor its Administrative Agent shall assert, and each hereby waives, as to the Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Agent to any Investor or to its Administrative Agent under this Section 9.6(b) shall be conclusive, absent manifest error.

(ii)Each Investor hereby further agrees that if it receives (directly or through its Administrative Agent) a Payment from the Agent (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Agent with respect to such Payment (a “Payment Notice ”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Investor agrees that, in each such case, or if it otherwise becomes aware that a Payment (or portion thereof) may have been sent in error, such Investor shall promptly notify its Administrative Agent and the Agent of such occurrence and, upon demand from its Administrative Agent or the Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Agent (or to its Administrative Agent for transfer to the Agent) the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Investor to the date such amount is repaid to the Agent at the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(iii)Each of the Transferor and the Collection Agent hereby agrees that (x)in the event an erroneous Payment (or portion thereof) is not recovered from any Investor that has received such Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights of such Investor with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Aggregate Unpaids owed by the Transferor or the Collection Agent.

(iv)Each party’s obligations under this Section 9.6(b) shall survive the resignation or replacement of the Agent, any Administrative Agent or any transfer of rights or obligations by, or the replacement of, any Investor, the termination of the Commitments or the repayment, satisfaction or discharge of all Aggregate Unpaids under any Transaction Document.

SECTION 9.7.    Bank Commitment; Assignment to Bank Investors.

(a)Assignments by Conduit Investors. A Conduit Investor may, at any time, assign all or any portion of its interests in the Net Investment, the Receivables, and Collections, Related Security and Proceeds with respect thereto and its rights and obligations hereunder and under the other Transaction Documents to any Bank Investor, Administrative Agent, Liquidity Provider or Credit Support Provider or any of their respective Affiliates without the consent of any other party. In addition to and not in limitation of any other provision hereof which permits assignments by a Conduit Investor, any Conduit Investor may, from time to time, in one transaction or a series of transactions, assign all or a portion of its interests in the Net Investment, the Receivables, and Collections, Related Security and Proceeds with respect thereto and its rights and obligations hereunder and under the other Transaction Documents to another special purpose company (an “SPC Assignee”) which (i) is administered by such Conduit Investor’s Administrative Agent or by any Affiliate of such Administrative Agent and (ii) has activities generally similar to such Conduit Investor. The Administrative Agent for the assigning Conduit Investor shall notify the Transferor and the Agent of such assignment promptly following the effective date thereof. Upon and to the extent of such assignment to an SPC Assignee, (i) the SPC Assignee shall be the owner of the assigned portion of the Net Investment, (ii) the relevant Administrative Agent will act as Administrative Agent for the SPC Assignee as well as for the assigning Conduit Investor, with all corresponding rights and powers, express or implied, granted herein to such Administrative Agent, (iii) the SPC Assignee shall be a Conduit Investor hereunder and its credit and liquidity support providers and other related parties shall have the benefit of all the rights and protections provided to the assigning Conduit Investor and its credit and liquidity support providers and other related parties, respectively, herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against the assigning Conduit Investor or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against the assigning Conduit Investor, and the right to assign to another SPC Assignee as provided in this paragraph), (iv) the SPC Assignee shall assume all obligations, if any, of the assigning Conduit Investor under and in connection with this Agreement, and the assigning Conduit Investor shall be released from such obligations, in each case to the extent of such assignment, and the obligations of the assigning Conduit Investor (if any) and the SPC Assignee shall be several and not joint, (v) all distributions in respect of Net Investment or Discount shall be made to the assigning Conduit Investor and the SPC Assignee on a pro rata basis according to their respective interests (or in the case of Discount, the accrued amounts thereof), (vi) the rate used to calculate the Discount with respect to the portions of the Net Investment owned by the SPC Assignee and funded with commercial paper notes issued by the SPC Assignee from time to time shall be determined in the manner set forth in the definition of the “CP Rate” on the basis of the discount or interest rates applicable to commercial paper issued by the SPC Assignee (rather than the assigning Conduit Investor), (vii) in the event that the relevant Related Group, by reason of such assignment, shall contain more than one Conduit Investor, then each reference in this Agreement to “Conduit Investor” shall mean and refer to, in the case of such Related Group, each such Conduit Investor individually or all of such Conduit Investors collectively, as the context may require, (viii) any reference in this Agreement or the other Transaction Documents to the assigning Conduit Investor shall mean and be a reference to such assigning Conduit Investor and/or the relevant SPC Assignee, as the context may require, (ix) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (x) if requested by the relevant Administrative Agent, the parties will execute and deliver such further agreements and documents and take such other actions as the relevant Administrative Agent may reasonably request to evidence and give effect to the foregoing.

(b)Assignments by Bank Investors. No Bank Investor may assign all or a portion of its interests in the Net Investment, any Letter of Credit, the Receivables, and Collections, Related Security and Proceeds with respect thereto and its rights and obligations hereunder to any Person unless approved in writing by the Administrative Agent for its Related Group, on behalf of the related Conduit Investor (it being understood and agreed that no consent from the Transferor or any other Person shall be required in connection with any assignment by a Bank Investor). Without limiting the generality of the foregoing, it is understood for the avoidance of doubt that an Administrative Agent may condition any approval on its receipt of written confirmation from each applicable Rating Agency that such assignment will not result in the reduction or withdrawal of the then current rating of the Commercial Paper issued by the related Conduit Investor. In the case of an assignment by a Conduit Investor to the Bank Investors or by a Bank Investor to another Person, the assignor shall deliver to the assignee(s) an Assignment and Assumption Agreement in substantially the form of Exhibit G attached hereto, duly executed, assigning to the assignee a pro rata interest in the Net Investment, the Receivables, and Collections, Related Security and Proceeds with respect thereto and the assignor’s rights and obligations hereunder and the assignor shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to protect, or more fully evidence the assignee’s right, title and interest in and to such interest and to enable the Agent, on behalf of such assignee, to exercise or enforce any rights hereunder and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party. Upon any such assignment, (i) the assignee shall have all of the rights and obligations of the assignor hereunder and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party with respect to such interest for all purposes, it being understood that the Bank Investors, as assignees, shall (x) be obligated to fund Incremental Transfers under Section 2.2(a) and to issue Letters of Credit under 2.18, in each case in accordance with the terms thereof, notwithstanding that related Conduit Investor was not so obligated and (y) not have the right to elect the commencement of the amortization of the Net Investment pursuant to the definition of “Reinvestment Termination Date”, notwithstanding that the related Conduit Investor had such right) and (ii) the assignor shall relinquish its rights with respect to such interest for all purposes of this Agreement and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party. No such assignment shall be effective unless a fully executed copy of the related Assignment and Assumption Agreement shall be delivered to the Agent, the Administrative Agent for the applicable Related Group and the Transferor. All costs and expenses of the Agent, the applicable Administrative Agent and the assignor and assignee incurred in connection with any assignment hereunder shall be borne by the Transferor and not by the assignor or any such assignee. Unless otherwise agreed by the Administrative Agent for the applicable Related Group, no Bank Investor shall assign any portion of its Commitment hereunder without also simultaneously assigning an equal portion of its interest in the applicable Liquidity Provider Agreement.

(c)Effects of Assignment. By executing and delivering an Assignment and Assumption Agreement, the assignor and assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption Agreement, the assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Transaction

Documents or any such other instrument or document; (ii) the assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Transferor, any Parent Group Member or the Collection Agent or the performance or observance by the Transferor, any Parent Group Member or the Collection Agent of any of their respective obligations under this Agreement, the Receivables Purchase Agreement, the Transferring Affiliate Letter, the Parent Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, the Receivables Purchase Agreement, the Transferring Affiliate Letter, the Parent Agreement, and such other instruments, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption Agreement and to purchase such interest; (iv) such assignee will, independently and without reliance upon the Agent, any Administrative Agent, or any of their respective Affiliates, or the assignor and based on such agreements, documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the other Transaction Documents and any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under this Agreement, the other Transaction Documents, the Receivables, the Contracts and the Related Security; (vi) such assignee appoints and authorizes the applicable Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the other Transaction Documents and any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under this Agreement, the other Transaction Documents, the Receivables, the Contracts and the Related Security, (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Transaction Documents are required to be performed by it as the assignee of the assignor; and (viii) such assignee agrees that it will not institute against any Conduit Investor any proceeding of the type referred to in Section 10.9 prior to the date which is one year and one day after the payment in full of all Commercial Paper issued by such Conduit Investor or its Related CP Issuer.

(d)Transferor’s Obligation to Pay Certain Amounts. The Transferor shall pay to the Administrative Agent for a Conduit Investor, in connection with any assignment by such Conduit Investor to its related Liquidity Providers, an aggregate amount equal to all Discount to accrue through the end of each outstanding Tranche Period plus all other Aggregate Unpaids (other than the Net Investment and any unpaid amount in respect of any Reimbursement Obligations) owing to such Conduit Investor.

(e)[Reserved].

(f)[Reserved].

(g)Downgrade of Bank Investor. If (at any time prior to any assignment by a Conduit Investor to the Bank Investors in its Related Group as contemplated pursuant to this Section 9.7) the short term debt rating of any Bank Investor in such Related Group shall be “A-2” or “P-2” from Standard & Poor’s or Moody’s, respectively, with negative credit implications, such Bank Investor, upon request of the applicable Administrative Agent, shall, within 30 days of such request, assign its rights and obligations hereunder to another financial institution (which institution’s short term debt shall be rated at least “A-2” and “P-2” from Standard & Poor’s and Moody’s, respectively, and which shall not be so rated with negative credit implications). If the short term debt rating of a Bank Investor in a Related Group shall be “A -3” or “P-3”, or lower, from Standard & Poor’s or Moody’s, respectively (or such rating shall have been withdrawn by Standard & Poor’s or Moody’s), such Bank Investor, upon request of the applicable Administrative Agent, shall, within five (5) Business Days of such request, assign its rights and obligations hereunder to another financial institution (which institution’s short term debt shall be rated at least “A-2” and “P-2” from Standard & Poor’s and Moody’s, respectively, and which shall not be so rated with negative credit implications). In either such case, if any such Bank Investor in a Related Group shall not have assigned its rights and obligations under this Agreement within the applicable time period described above, the related Conduit Investor shall have the right to require such Bank Investor to accept the assignment of such Bank Investor’s Pro Rata Share of the Net Investment; such assignment shall occur in accordance with the applicable provisions of this Section 9.7. Such Bank Investor shall be obligated to pay to such Conduit Investor, in connection with such assignment, in addition to the Pro Rata Share of the Net Investment, an amount equal to the Interest Component of the outstanding Commercial Paper issued to fund the portion of the Net Investment being assigned to such Bank Investor, as reasonably determined by the applicable Administrative Agent. Notwithstanding anything contained herein to the contrary, upon any such assignment to a downgraded Bank Investor as contemplated pursuant to the immediately preceding sentence, the aggregate available amount of the applicable Related Group Limit, solely as it relates to new Incremental Transfers to such Conduit Investor, shall be reduced by the amount of unused Commitment of such downgraded Bank Investor; it being understood and agreed, that nothing in this sentence or the two preceding sentences shall affect or diminish in any way any such downgraded Bank Investor’s Commitment to the Transferor or such downgraded Bank Investor’s other obligations and liabilities hereunder and under the other Transaction Documents.

SECTION 9.8.   Appointment of Administrative Agents. Each Investor in a Related Group hereby appoints and authorizes the Administrative Agent for its Related Group to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to such Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Investor in a Related Group hereby appoints the Administrative Agent for its Related Group as its agent to execute and deliver all further instruments and documents, and take all further action that such Administrative Agent may deem necessary or appropriate or that any Investor may reasonably request to enable any of them to exercise or enforce any of their respective rights hereunder. Bank Investors representing at least 66 and 2/3% of the aggregate Commitments of all Bank Investors in a Related Group (the “Group Majority Investors” for such Related Group) may direct the Administrative Agent for such Related Group to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to an Administrative Agent hereunder, such Administrative Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Group Majority Investors; provided, however, no Administrative Agent shall be required to take any action hereunder if the taking of such action, in the reasonable determination of such Administrative Agent, shall be in violation of any applicable law, rule or regulation or contrary to any provision of this Agreement or shall expose such Administrative Agent to liability hereunder or otherwise. Upon the occurrence and during the continuance of any Termination Event or Potential Termination Event, the Administrative Agent for a Related Group shall take no action hereunder (other than ministerial actions or such actions as are specifically provided for herein) without the prior consent of the Group Majority Investors (which consent shall not be unreasonably withheld or delayed). The Administrative Agent for a Related Group shall not, without the prior written consent of all Bank Investors in such Related Group, agree to (i) amend, modify or waive any provision of this Agreement in any way which would (A) reduce or impair Collections or the amount or payment of Net Investment, Reimbursement Obligations, Discount or fees payable hereunder to the Bank Investors, in such Related Group or delay the scheduled dates for payment of such amounts, (B) increase the Servicing Fee (other than as permitted pursuant to Section 6.2(b)), (C) modify any provisions of this Agreement or the Receivables Purchase Agreement or the Parent Agreement relating to the timing of payments required to be made by the Transferor, any Originating Entity, FME KGaA or FMCH or the application of the proceeds of such payments, (D) permit the appointment of any Person (other than the Agent) as successor Collection Agent, (E) release any property from the lien provided by this Agreement (other than as expressly contemplated herein) or any party from its obligations under the Parent Agreement or (F) extend or permit the extension of the Commitment Termination Date without the consent of each Bank Investor, in such Related Group. The Administrative Agent for a Related Group shall not agree to any amendment of this Agreement which increases the dollar amount of the Commitment of a Bank Investor in such Related Group without the prior consent of such Bank Investor. In addition, no Administrative Agent shall agree to any amendment of this Agreement not specifically described in the two preceding sentences without the consent of the related Group Majority Investors (which consent shall not be unreasonably withheld or delayed). In the event an Administrative Agent requests any Investor’s consent pursuant to the foregoing provisions and such Administrative Agent does not receive a consent (either positive or negative) from such Investor within 10 Business Days of such Investor’s receipt of such request, then such Investor (and its percentage interest hereunder) shall be disregarded in determining whether such Administrative Agent shall have obtained sufficient consent hereunder.

(a)Each Administrative Agent shall exercise such rights and powers vested in it by this Agreement and the other Transaction Documents, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

SECTION 9.9.   Administrative Agent’s Reliance, Etc. Neither any Administrative Agent nor any directors, officers, agents or employees of an Administrative Agent shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, each Administrative Agent: (i) may consult with legal counsel (including counsel for any Parent Group Member), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Investor and shall not be responsible to any Investor for any statements, warranties or representations made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of any Parent Group Member or the Collection Agent or to inspect the property (including the books and records) of any Parent Group Member or the Collection Agent; (iv) shall not be responsible to any Investor for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex) believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 9.10.   Indemnification of the Administrative Agents. The Bank Investors, in each Related Group agree to indemnify the Administrative Agent for such Related Group (to the extent not reimbursed by the Transferor), ratably in accordance with their Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by such Administrative Agent, any of the other Transaction Documents hereunder or thereunder (including, in the case of the Administrative Agent for Reliant Trust, for any amounts payable by such Administrative Agent by reason of the last sentence of Section 9.4), provided that the Bank Investors, in a Related Group shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the applicable Administrative Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, the Bank Investors, in each Related Group agree to reimburse the Administrative Agent for such Related Group, ratably in accordance with their Pro Rata Shares, promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by such Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of such Bank Investors, hereunder and/or thereunder and to the extent that such Administrative Agent is not reimbursed for such expenses by the Transferor.

SECTION 9.11.   Successor Administrative Agents. Any Administrative Agent may resign at any time by giving written notice thereof to the Agent, each Investor in its Related Group and the Transferor and may be removed at any time with cause by the applicable Group Majority Investors. Upon any such resignation or removal, the Group Majority Investors for such Related Group shall appoint a successor Administrative Agent. Each Investor agrees that it shall not unreasonably withhold or delay its approval of the appointment of a successor Administrative Agent. If no such successor Administrative Agent shall have been so appointed for such Related Group, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Group Majority Investors’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Investors in such Related Group, appoint a successor Administrative Agent for such Related Group which successor Administrative Agent shall be either (i) a commercial bank having a combined capital and surplus of at least $50,000,000 or (ii) an Affiliate of such a bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

SECTION 9.12.   Payments by the Administrative Agents. Unless specifically allocated to an Investor pursuant to the terms of this Agreement, all amounts received by an Administrative Agent on behalf of the Investors in its Related Group shall be paid by such Administrative Agent to the Investors in its Related Group (at their respective accounts specified in their respective Assignment and Assumption Agreements) in accordance with their respective related pro rata interests in the Net Investment and, with respect to any L/C Issuer in such Related Group, in any amounts paid in respect of Reimbursement Obligations, in each case on the Business Day received by such Administrative Agent, unless such amounts are received after 12:00 noon on such Business Day, in which case such Administrative Agent shall use its reasonable efforts to pay such amounts to the Investors in its Related Group on such Business Day, but, in any event, shall pay such amounts to such Investors in accordance with their respective related pro rata interests in the Net Investment and, with respect to any L/C Issuer in such Related Group, in any amounts paid in respect of Reimbursement Obligations, not later than the following Business Day.

ARTICLE X

MISCELLANEOUS

SECTION 10.1.   Term of Agreement. This Agreement shall terminate on the date following the Termination Date on which the Final Collection Date shall occur; provided, however, that (i) the rights and remedies of the Agent, the Investors and the Administrative Agents with respect to any representation and warranty made or deemed to be made by the Transferor pursuant to this Agreement, (ii) the indemnification and payment provisions of Article VIII, Section 9.4 and Section 9.10, and (iii) the agreement set forth in Section 10.9 hereof, shall be continuing and shall survive any termination of this Agreement.

SECTION 10.2.   Waivers; Amendments. No failure or delay on the part of the Agent, any Investor or any Administrative Agent in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any provision of this Agreement may be amended or waived if, but only if, in the case of any amendment, such amendment is in writing and is signed by the Transferor, the Agent, each Administrative Agent and the Majority Investors and in the case of any waiver, such waiver is granted in writing by each Administrative Agent; provided that no Administrative Agent for a Conduit Investor shall consent to any such amendment or waiver unless each applicable Rating Agency shall have either (i) received prior notice of such amendment or waiver and, in the case of any material amendment or waiver, confirmed that such amendment or waiver will not result in the reduction or withdrawal of the then current rating of the Commercial Paper issued by such Conduit Investor or (ii) advised such Conduit Investor or its related Administrative Agent that amendments or waivers may be effected without the need for any further confirmation by such Rating Agency.

SECTION 10.3.   Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including telecopy, facsimile or email or similar writing) and shall be given to the other party at its address, telecopy number, facsimile address or email address set forth below or at such other address, telecopy number, facsimile address or email address as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy, facsimile or email when such telecopy is transmitted to the telecopy number, facsimile address or email address specified in this Section 10.3 and confirmation is received, (ii) if given by mail 3 Business Days following such posting, postage prepaid, U.S. certified or registered, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 10.3. However, anything in this Section to the contrary notwithstanding, the Transferor hereby authorizes each Investor, each Administrative Agent and the Agent to effect Transfers, Tranche Period and Tranche Rate selections based on telephonic notices made by any Person which such Investor, such Administrative Agent or the Agent, as applicable, in good faith believes to be acting on behalf of the Transferor. The Transferor agrees to deliver promptly to each such Investor or Administrative Agent or the Agent, as applicable, a written confirmation of each telephonic notice directed to such Person signed by an authorized officer of Transferor. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs in any material respect from the action taken by the Agent or the applicable Investor or Administrative Agent, the records of such Investor or Administrative Agent or the Agent, as applicable shall govern absent manifest error.

If to the Transferor:

(NMC Funding Corporation)

920 Winter Street

Waltham, MA 02451

Telephone: (781) 699-2668

Telecopy: (781) 699-9756

Attn: Mark Fawcett

Payment Information:

Chase Manhattan Bank, N.A.

ABA 021-000-021

Account 323-0-76823

If to the Collection Agent:

National Medical Care, Inc.

920 Winter Street

Waltham, MA 02451

Telephone: (781) 699-2668

Telecopy: (781) 699-9756

Attn: Mark Fawcett

If to the Agent:

The Bank of Nova Scotia

40 King Street West

66th Floor

Toronto, ON

Canada M5H 1H1

Attention: Doug Noe

Telephone: (416) 945-4050

E-mail: doug.noe@scotiabank.com

with a copy to:

The Bank of Nova Scotia

250 Vesey Street

23rd Floor

New York, NY 10281

Attention: Darren Ward

Tel: (212) 225-5264

Fax: (212) 225-5274

Email: Darren.Ward@scotiabank.com

If to Liberty Street:

Liberty Street Funding LLC

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120

Melville, New York 11747

Attention: Jill A. Russo

Telephone: (212) 295-2742

Telecopy: (212) 302-8767

If to the Administrative Agent for Liberty Street:

The Bank of Nova Scotia

40 King Street West 66th Floor

Toronto, ON

Canada M5H 1H1

Attention: Doug Noe

Telephone: (416) 945-4050

E-mail: doug.noe@scotiabank.com

with a copy to:

The Bank of Nova Scotia

250 Vesey Street

23rd Floor

New York, NY 10281

Attention: Darren Ward

Tel: (212) 225-5264

Fax: (212) 225-5274

Email: Darren.Ward@scotiabank.com

If to Thunder Bay:

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120

Melville, New York 11747

Attention: Kevin Burns

Tel: (631) 587-4700

Email: RBCUS@gssnyc.com

with a copy to:

c/o Royal Bank of Canada

Two Little Falls Center

2751 Centerville Road, Suite 212

Wilmington, DE 19808

Tel: (302) 892-5903

E-mail: conduit.management@rbccm.com

If to the Administrative Agent for Thunder Bay:

Royal Bank of Canada

200 Vesey Street

New York, NY 10281-8098

Attn: Securitization Finance

Telephone: (212) 428-6537

Email: conduit.management@rbccm.com

If to Reliant Trust, GTA Funding or their Administrative Agent:

Reliant Trust

GTA Funding

c/o TD Securities Inc.

77 King Street West

TD North Tower, 25th Floor

Toronto, Ontario M5K 1A2

Attention: ASG Asset Securitization

Email: asgoperations@tdsecurities.com

If to Atlantic Securitization or its Administrative Agent:

Credit Agricole Corporate and Investment Bank, New York

1301 Avenue of the Americas

New York, New York 10019

Attention: David Nunez; Transaction Management

Telephone: (212) 261-3807

Email: David.Nunez@ca-cib.com; transaction.management@ca-cib.com;

If to PNC Bank, National Association:

PNC Bank, National Association

300 Fifth Avenue, 11th Floor

Pittsburgh, Pennsylvania 15222

Attention: Brian Stanley

Telephone: (412) 768-2001

Fax: (412) 762-9184

Email: brian.stanley@pnc.com

If to Victory Receivables Corporation or its Administrative Agent:

Victory Receivables Corporation

c/o Global Securitization Services, LLC

114 West 47th Street, Suite 2310

New York, New York 10036

Attention: Kevin J. Corrigan

Tel: (212) 295-2757

Fax: (212) 302-8767

Email: kcorrigan@gssnyc.com

With a copy to:

MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

New York Branch

1221 Avenue of the Americas

New York, NY 10020

Attention: Yumi Motai

Tel: (212) 782-5554

Email: ymotai@us.mufg.jp

and

MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

New York Branch

1221 Avenue of the Americas

New York, NY 10020

Attention: Eric Williams

Telephone: (212) 405-6654

Fax: (212) 782-6448

Email: eric.williams@mufgsecurities.com

Notices of Incremental Transfers, notices or reductions to the Net Investment and monthly Investor Reports and Cash Collections Reports should be sent to securitization_reporting@us.mufg.jp

If to the Bank Investors, including, if applicable, in their capacities as L/C Issuers, at their respective addresses set forth on Schedule I or in the Assignment and Assumption Agreement pursuant to which it became a party hereto.

SECTION 10.4.   Governing Law; Submission to Jurisdiction; Integration.

(a)THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE TRANSFEROR AND THE COLLECTION AGENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each of the Transferor and the Collection Agent hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 10.4 shall affect the right of any Investor to bring any action or proceeding against the Transferor or the Collection Agent or any of their respective properties in the courts of other jurisdictions.

(b)EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

(c)This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

(d)The Transferor and NMC each hereby appoint Arent Fox LLP, located at 1301 Avenue of the Americas, Floor 42, New York, New York 10019 as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which such Person is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State Court sitting in the City of New York by any Administrative Agent, the Agent, any Investor, any Collateral Agent or any assignee of any of them.

SECTION 10.5.   Severability; Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement, exhibit or document related to this Agreement or the other Transaction Documents shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act , any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and any other applicable law. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.6.   Successors and Assigns. This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that neither the Transferor nor the Collection Agent may assign any of its rights or delegate any of its duties hereunder or under any of the other Transaction Documents to which it is a party without the prior written consent of each Administrative Agent. No provision of this Agreement shall in any manner restrict the ability of any Conduit Investor, any Bank Investor to assign, participate, grant security interests in, or otherwise transfer any portion of the Transferred Interest.

(a)Each of the Transferor and the Collection Agent hereby agrees and consents to the assignment by any Conduit Investor from time to time of all or any part of its rights under, interest in and title to this Agreement and the Transferred Interest to any Liquidity Provider or Credit Support Provider for such Conduit Investor. In addition, each of the Transferor and the Collection Agent hereby consents to and acknowledges the assignment by any Conduit Investor of all of its rights under, interest in and title to this Agreement and the Transferred Interest to the related Collateral Agent.

(b)Any Investor may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Investor, including any pledge or assignment (i) to secure obligations to a Federal Reserve Bank or (ii) to a collateral agent or a security trustee in connection with the funding by such Investor; provided that no such pledge or assignment shall release such Investor from any of its obligations hereunder or substitute any such pledgee or assignee for such Investor as a party hereto.

SECTION 10.7.   Waiver of Confidentiality. The Transferor hereby consents to the disclosure of any non-public information with respect to it received by any Conduit Investor, the Agent, any Bank Investor or any Administrative Agent to any of the Conduit Investors, the Agent, any nationally recognized rating agency rating the Commercial Paper of such Conduit Investor or its Related CP Issuer, any Administrative Agent, any Collateral Agent, any Bank Investor or potential Bank Investor, any Liquidity Provider or any Credit Support Provider in relation to this Agreement.

SECTION 10.8.   Confidentiality Agreement. (a) Each of the parties hereto hereby agrees that, from the commencement of discussions with respect to the transactions contemplated by the Transaction Documents (the “Transaction”), each of the parties hereto (and each of their respective, and their respective affiliates, employees, officers, directors, advisors, representatives and agents) are permitted to disclose to any and all Persons, without limitation of any kind, the structure and tax aspects (as such terms are used in Internal Revenue Code Sections 6011, 6111 and 6112 and the regulations promulgated thereunder) of the Transaction, and all materials of any kind (including opinions or other tax analyses) that are provided to any party related to such structure and tax aspects. In this regard, the parties hereto acknowledge and agree that the disclosure of the structure or tax aspects of the Transaction is not limited in any way by an express or implied understanding or agreement, oral or written (whether or not such understanding or agreement is legally binding). Furthermore, each of the parties hereto acknowledges and agrees that it does not know or have reason to know that its use or disclosure of information relating to the structure or tax aspects of the Transaction is limited in any other manner (such as where the Transaction is claimed to be proprietary or exclusive) for the benefit of any other Person.

(b)Subject to Section 10.8(a), each of the Transferor and the Collection Agent hereby agrees that it will not disclose, and the Transferor will cause each Parent Group Member to refrain from disclosing, the contents of this Agreement or any other proprietary or confidential information of any Conduit Investor, the Agent, any Administrative Agent, any Collateral Agent, any Liquidity Provider or any Bank Investor to any other Person except (i) as required by federal or state securities laws, (ii) its auditors and attorneys, employees, equity investors or financial advisors (other than any commercial bank) and any nationally recognized rating agency (including in compliance with Rule 17g-5 under the Securities Exchange Act of 1934 or to any other rating agency in compliance with any such similar rule or regulation in any relevant jurisdiction) provided such auditors, attorneys, employees financial advisors or rating agencies are informed of the highly confidential nature of such information or (iii) following notice thereof to each Administrative Agent, as otherwise required by other applicable law or order of a court of competent jurisdiction.

(c)Each Administrative Agent, each Investor and the Agent acknowledges that it or its agents or representatives may, from time to time, obtain knowledge of information, practices, books, correspondence and records (“Confidential Information”) identified to it in writing as being of a confidential nature or in which the Transferor or an Originating Entity has a proprietary interest. Subject to Section 10.8(a), each Administrative Agent, each Investor and the Agent agrees that all such Confidential Information so obtained by it is to be regarded as confidential information and that such Confidential Information may be subject to laws, rules and regulations regarding patient confidentiality, and agrees that (x) it shall retain in confidence, and shall ensure that its agents and representatives retain in confidence, and will not disclose, any of such Confidential Information without the prior written consent of the Transferor and (y) it will not, and will ensure that its agents and representatives will not, make any use whatsoever (other than for purposes of this Agreement) of any of such Confidential Information without the prior written consent of the Transferor; provided, however, that such Confidential Information may be disclosed to the extent that such Confidential Information (i) may be or becomes generally available to the public (other than as a breach of this Section 10.8(c), (ii) is required or appropriate in response to any summons or subpoena in connection with any litigation or (iii) is required by law to be disclosed; and provided, further, however, that such Confidential Information may be disclosed to (A) the Agent, any Administrative Agent, any Investor, any Credit Support Provider, any Liquidity Provider, any Person holding an equity interest in a Conduit Investor, any of their respective successors and permitted assigns and any of their respective Affiliates, subject to the terms of this Section 10.8(c), (B) any such Person’s directors, employees, legal counsel, auditors and other business advisors, (C) any such Person’s government regulators and (D) the rating agencies rating any Commercial Paper issued by a Conduit Investor, provided that the Person making such disclosure shall advise each recipient thereof referred to in clauses (A), (B), (C) and (D) above that such Confidential Information is to be regarded and maintained as confidential information and that each Administrative Agent has agreed to keep confidential such Confidential Information as provided in clauses (x) and (y) above. Notwithstanding anything herein to the contrary, the parties hereto agree that the Transferor and the Collection Agent shall not be required to furnish any patient specific medical information to the extent the disclosure of such information would violate applicable law, unless and until the recipient of such information executes and delivers a business associate agreement in substantially the form attached as Exhibit J.

SECTION 10.9.   No Bankruptcy Petition Against Conduit Investors. Each of the Transferor and the Collection Agent hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of any Conduit Investor or its Related CP Issuer, it will not, and the Transferor will cause each Parent Group Member to not, institute against, or encourage, assist or join any other Person in instituting against, such Conduit Investor or its Related CP Issuer any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or under the laws of Canada or any province or territory thereof or any other proceedings related to an Event of Bankruptcy. Notwithstanding any provision contained in this Agreement to the contrary, no Conduit Investor shall, nor shall any Conduit Investor be obligated to, pay any amount pursuant to this Agreement unless (i) the Conduit Investor has received funds which may be used to make such payment in accordance with such Conduit Investor's commercial paper program documents, which funds are not required to repay its or its Related CP Issuer’s Commercial Paper when due; and (ii) after giving effect to such payment, either (x) there is sufficient liquidity available (determined in accordance with such program documents) to pay the Face Amount of all its Commercial Paper, (y) the Conduit Investor is not rendered insolvent or (z) its and its Related CP Issuer’s Commercial Paper has been repaid in full. Any amount which the Conduit Investor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section 101 of the United States Bankruptcy Code) against or a corporate obligation of the Conduit Investor for any insufficiency. For purposes of the foregoing, the term "Conduit Investor" shall include Reliant Trust in its capacity as a Bank Investor. The provisions of this Section shall survive the termination of this Agreement.

SECTION 10.10.   No Recourse Against Stockholders, Officers or Directors. No recourse under any obligation, covenant or agreement of any Conduit Investor contained in this Agreement shall be had against Global Securitization Services, LLC (nor any affiliate thereof), AMACAR Group L.L.C. (nor any affiliate thereof), or any stockholder, officer or director of such Conduit Investor, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of such Conduit Investor, and that no personal liability whatsoever shall attach to or be incurred by Global Securitization Services, LLC (or any affiliate thereof), AMACAR Group L.L.C. (or any affiliate thereof), or the stockholders, officers, or directors of such Conduit Investor, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Conduit Investor contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by a Conduit Investor of any of such obligations, covenants or agreements, either at common law or at equity, or by statute or constitution, of Global Securitization Services , LLC (or any affiliate thereof), AMACAR Group L.L.C. (or any affiliate thereof) and every such stockholder, officer or director of such Conduit Investor is hereby expressly waived as a condition of and consideration for the execution of this Agreement.

SECTION 10.11.   Characterization of the Transactions Contemplated by the Agreement. It is the intention of the parties that the transactions contemplated hereby constitute the sale of the Transferred Interest, conveying good title thereto free and clear of any Adverse Claims to the Agent, on behalf of the Investors, and that the Transferred Interest not be part of the Transferor’s estate in the event of an insolvency. If, notwithstanding the intention of the parties expressed in this Section 10.11, any sale or contribution by the Transferor to the Agent, on behalf of the Investors, of the Transferred Interest hereunder shall be characterized as a secured loan and not as a sale or such sale shall for any reason be ineffective or unenforceable (any of the foregoing being a “Recharacterization”), then this Agreement shall constitute a security agreement under applicable law. In order to further protect the interests of the Agent and the Investors, the Transferor hereby grants to the Agent, on behalf of the Investors, a first priority perfected and continuing security interest in all of the Transferor’s right, title and interest in, to and under the Receivables, together with Related Security, Collections and Proceeds with respect thereto, and together with all of the Transferor’s rights under the Receivables Purchase Agreement, the Transferring Affiliate Letter and all other Transaction Documents with respect to the Receivables and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables. The Transferor hereby assigns to the Agent, on behalf of the Investors, all of its rights and remedies under the Receivables Purchase Agreement and the Transferring Affiliate Letter (and all instruments, documents and agreements executed in connection therewith) with respect to the Receivables and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables. In the case of any Recharacterization, the Transferor and the Agent, on behalf of the Investors, represents and warrants that each remittance of Collections by the Transferor to the Agent hereunder will have been (i) in payment of a debt incurred by the Transferor in the ordinary course of business or financial affairs of the Transferor and the Agent and (ii) made in the ordinary course of business or financial affairs of the Transferor and the Agent.

SECTION 10.12.   Perfection Representations. The Perfection Representations shall be a part of the Agreement for all purposes. The Perfection Representations shall survive termination of the Agreement.

SECTION 10.13.   Acknowledgement and Consent to EU Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among any of the parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or any Transaction Document to the extent such liability is unsecured, may be subject to the write - down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 10.14.   PATRIOT Act Notice. Each Administrative Agent hereby notifies the Transferor that pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies the Transferor, which information includes the name, address, tax identification number and other information that will allow the Administrative Agent to identify the Transferor in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act.

Promptly following any request therefor, the Transferor shall deliver to each Administrative Agent all documentation and other information required by bank regulatory authorities requested by such Administrative Agent for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Rule or other applicable anti-money laundering laws, rules and regulations.

SECTION 10.15.   Purchase of Interests of the CACIB Group. (a) Upon the satisfaction of the conditions set forth in paragraphs (i) through (v) below, Credit Agricole, as Administrative Agent for the CACIB Group, may provide written notice (such notice, a “CACIB Notice”) to the Transferor, with a copy to the Agent and each other Administrative Agent, advising the addressees of the CACIB Notice that the CACIB Group is exercising its rights under this Section 10.15. If Credit Agricole has provided the CACIB Notice, the Transferor will be required to purchase the CACIB Group’s interest in the Transferred Interest (to the extent not transferred by the CACIB Group pursuant to subsection (b)) on a Business Day that is specified in the CACIB Notice, which must be not less than forty-five (45) days after the delivery of the CACIB Notice (the “CACIB Repurchase Date”). The applicable conditions are:

(i)Atlantic Securitization and its Related CP Issuer must have determined reasonably and in good faith that the funding of its share of the Net Investment through the issuance of Commercial Paper is not possible.

(ii)Atlantic Securitization and its Related CP Issuer have been unable to access the commercial paper markets for a period of eight (8) consecutive calendar months to fund the CACIB Group’s share of the Net Investment.

(iii)The Bank Investor in the CACIB Group has funded the CACIB Group’s entire share of the Net Investment for a period of eight (8) consecutive calendar months.

(iv)The last day of such eight-month period falls more than two (2) years after the date of the most recent amendment or restatement of this Agreement that has included an extension of the Commitment Termination Date.

(v)Atlantic Securitization and its Related CP Issuer have been unable to access the commercial paper markets on any date that falls after the end of such eight-month period but before the date on which Credit Agricole provides the CACIB Notice.

(b)Promptly after delivering the CACIB Notice, Credit Agricole, as Administrative Agent for the CACIB Group, will commence using its commercially reasonable best efforts to sell its entire interest in the Transferred Interest and assign its other rights, obligations and duties under this Agreement, in each case to one or more of the other Related Groups or to one or more other financial institutions that are reasonably acceptable to the Agent, or any combination of such potential purchasers, all in accordance with Section 9.7. However, the CACIB Group will not be required to sell any portion of its interest in the Transferred Interest for any consideration not payable in immediate funds or for less than the purchase price that the Transferor would be required to pay under subsection (c). To the extent reasonably practicable, Credit Agricole must keep the Transferor fully apprised on a current basis of the status of its efforts to sell its interest in the Transferred Interest and assign its other rights, obligations and duties under this Agreement, so that the Transferor can make informed decisions about how to make arrangements to satisfy its obligations under subsection (c).

(c)Not earlier than the tenth day and not later than the fifth day before the CACIB Repurchase Date, Credit Agricole must deliver written notice to the Transferor (a “CACIB Repurchase Notice”), with a copy to the Agent, specifying the portion of the CACIB Group’s interest in the Transferred Interest that the CACIB Group has not transferred to another party pursuant to subsection (b) (the “Unsold Transferred Interest”). The CACIB Repurchase Notice must also specify the CACIB Repurchase Price (as defined below):

(i)The “CACIB Repurchase Price” shall equal the result of (A)the sum of (1) the CACIB Group’s Net Investment in the Unsold Transferred Interest, and (2) all Discount accrued and to accrue thereon through the CACIB Repurchase Date, minus (B) an amount equal to (1) the arrangement fee paid to Credit Agricole, as Administrative Agent, on the date of the then most recent Investor Fee Letter, multiplied by (2) a fraction, the numerator of which is the number of days from and including the CACIB Repurchase Date to but excluding the specific date included in the definition of “Commitment Termination Date,” and the denominator of which is the number of days from an including the date of the most recent Investor Fee Letter.

(ii)Not later than the close of business (New York time) on the CACIB Repurchase Date, following any payments to be made by the Collection Agent pursuant to Sections 2.5 and 2.6 on such date:

(A)The CACIB Group shall transfer and assign the Unsold Transferred Interest to the Transferor. The transfer and assignment shall be without recourse and without representation or warranty except that the CACIB Group will be required to represent that it has not assigned (whether outright or as security) any portion of the Unsold Transferred Interest to any other party.

(B)The Transferor shall pay to Credit Agricole, as Administrative Agent, for the account of the members of the CACIB Group, the CACIB Repurchase Price (after deducting any amounts paid to Credit Agricole, as Administrative Agent, on behalf of the CACIB Group on such date), in immediate funds.

(C)The Transferor shall pledge to the Agent for the benefit of the L/C Issuer in the CACIB Group cash in an aggregate amount sufficient to fully Cash-Collateralize all Letters of Credit then outstanding that have been issued by such L/C Issuer.

(iii)The CACIB Repurchase Price set forth in the CACIB Repurchase Notice shall be calculated by Credit Agricole. If, and only if, such calculation has been approved by the Agent, such calculation shall be conclusive and binding absent manifest error. If the Agent does not approve the calculation of the CACIB Repurchase Price by Credit Agricole, then, if the Transferor chooses to contest Credit Agricole’s calculation of the CACIB Repurchase Price, Credit Agricole’s calculation of the CACIB Repurchase Price will not be presumed to be either accurate or inaccurate. If the Transferor disputes Credit Agricole’s calculation of the CACIB Repurchase Price, the Transferor shall nevertheless be obligated to close on the purchase of the Unsold Transferred Interest in accordance with paragraph (ii) above without prejudice to the Transferor’s right to recover from Credit Agricole any excess of the CACIB Repurchase Price as calculated by Credit Agricole over the CACIB Repurchase Price as finally determined (by whatever dispute resolution mechanism the Transferor and Credit Agricole ultimately employ).

(d)Upon the transfer and assignment of all of the CACIB Group’s interest in the Transferred Interest pursuant to this Section 10.15, the Commitment of the CACIB Group shall be reduced to zero and each of Credit Agricole, as Administrative Agent and as Bank Investor, and Atlantic Securitization, as Conduit Investor, shall cease to be a party to this Agreement and the Investor Fee Letter. If any portion of the CACIB Group’s Transferred Interest or other rights, obligations and duties under this Agreement have been transferred to one or more financial institutions not already a party to this Agreement as an Investor, each such financial institution must become a party to this Agreement and the Investor Fee Letter as an Investor of the appropriate category.

(e)Notwithstanding anything to the contrary, no purchase by the Transferor on a CACIB Repurchase Date pursuant to this Section 10.15 shall occur and each CACIB Notice and CACIB Repurchase Notice shall be void if (i) any Potential Termination Event or Termination Event has occurred and is continuing on such date, (ii) a Termination Date has been set, (iii) after giving effect to such repurchase, the Percentage Factor would exceed the Maximum Percentage Factor or (iv) such repurchase would cause a Potential Termination Date or a Termination Date to occur. This clause (e) shall have no effect on any sale of the CACIB Group’s interest in the Transferred Interest or any assignment of its other rights, obligations and duties under this Agreement to any other Related Group or financial institution pursuant to Section 9.7.

(f)Each member of the CACIB Group acknowledges and agrees that it will not, and will cause each of its affiliates to not, institute against, or encourage, assist or join any other Person in instituting against, the Transferor any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or any other proceedings related to an Event of Bankruptcy solely for failure of the Transferor to repurchase the CACIB Group’s Transferred Interest pursuant to this Section 10.15.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Transfer and Administration Agreement as of the date first written above.

NMC FUNDING CORPORATION, as Transferor

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Treasurer

NATIONAL MEDICAL CARE, INC., as Collection Agent

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	SVP & Treasurer

Signature Page to Eighth Amended and Restated Transfer and Administration Agreement

THE BANK OF NOVA SCOTIA, as Agent, as an Administrative Agent and as a Bank Investor

By:	/s/ Douglas Noe
Name:	Douglas Noe
Title:	Managing Director

LIBERTY STREET FUNDING LLC, as a Conduit Investor

By:
Name:
Title:

Signature Page to Eighth Amended and Restated Transfer and Administration Agreement

THE BANK OF NOVA SCOTIA, as Agent, as an
Administrative Agent and as a Bank Investor

By:
Name:
Title:

LIBERTY STREET FUNDING LLC,
as a Conduit Investor

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

Signature Page to Eighth Amended and Restated Transfer and Administration Agreement

/
CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, NEW YORK, as an
Administrative Agent and as a Bank Investor

	By:	/s/ Roger Klepper
	Name:	Roger Klepper
	Title:	MANAGING DIRECTOR

	By:	/s/ Michael Guarda
	Name:	Michael Guarda
	Title:	MANAGING DIRECTOR

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Investor

By: Credit Agricole Corporate and Investment
Bank, New York, its Attorney-in-Fact

	By:	/s/ Roger Klepper
	Name:	Roger Klepper
	Title:	MANAGING DIRECTOR

	By:	/s/ Michael Guarda
	Name:	Michael Guarda
	Title:	MANAGING DIRECTOR

Signature Page to Eighth Amended and Restated Transfer and Administration Agreement

THE TORONTO-DOMINION BANK, as an Administrative Agent and as a Bank Investor

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

RELIANT TRUST, as a Bank Investor

By: Computershare Trust Company of Canada, in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent, The Toronto-Dominion Bank

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

GTA FUNDING LLC, as a Conduit Investor

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

Signature Page to Eighth Amended and Restated Transfer and Administration Agreement

ROYAL BANK OF CANADA, as an Administrative Agent and as a Bank Investor

By:	/s/ Janine Marsini
Name:	Janine Marsini
Title:	Authorized Signatory

By:	/s/ Kimberly L. Wagner
Name:	Kimberly L. Wagner
Title:	Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit Investor

By:	/s/ Kimberly L. Wagner
Name:	Kimberly L. Wagner
Title:	Authorized Signatory

Signature Page to Eighth Amended and Restated Transfer and Administration Agreement

PNC BANK, NATIONAL ASSOCIATION, as an Administrative Agent and as a Bank Investor

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

Signature Page to Eighth Amended and Restated Transfer and Administration Agreement

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as an Administrative Agent

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Bank Investor

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit Investor

By:
Name:
Title:

Signature Page to Eighth Amended and Restated Transfer and Administration Agreement

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as an Administrative Agent

By:
Name:
Title:

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Bank Investor

By:
Name:
Title:

VICTORY RECEIVABLES CORPORATION, as a Conduit Investor

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

Signature Page to Eighth Amended and Restated Transfer and Administration Agreement

SCHEDULE I

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

NOTICE ADDRESSES FOR BANK INVESTORS

THE BANK OF NOVA SCOTIA

40 King Street West

66th Floor

Toronto, ON

Canada M5H 1H1

Attention: Doug Noe

Telephone: (416) 945-4050

E-mail: doug.noe@scotiabank.com

with a copy to:

THE BANK OF NOVA SCOTIA

250 Vesey Street

23rd Floor

New York, NY 10281

Attention: Darren Ward

Tel: (212) 225-5264

Fax: (212) 225-5274

E-mail: darren.ward@scotiabank.com

THE TORONTO-DOMINION BANK AND RELIANT TRUST

77 King Street West

TD North Tower, 25th Floor

Toronto, Ontario M5K 1A2

Attention: ASG Asset Securitization

Email: asgoperations@tdsecurities.com

ROYAL BANK OF CANADA

Royal Bank Plaza, North Tower

200 Bay Street

2nd Floor

Toronto Ontario M5J2W7

Attn: Securitization Finance

Telephone: (416)-842-3842

Email: conduit.management@rbccm.com

With a copy to:

ROYAL BANK OF CANADA

Two Little Falls Center

2751 Centerville Road, Suite 212

Wilmington, DE 19808

Telephone: (302)-892-5903

Email: conduit.management@rbccm.com

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NEW YORK

1301 Avenue of the Americas

New York, New York 10019

Attention: David Nunez; Transaction Management

Telephone: (212) 261-3807

E-mail: David.Nunez@ca-cib.com; transaction.management@ca-cib.com;

PNC BANK, NATIONAL ASSOCIATION

300 Fifth Avenue, 11th Floor

Pittsburgh, Pennsylvania 15222

Attention: Brian Stanley

Telephone: (412) 768-2001

Fax: (412) 762-9184

Email: brian.stanley@pnc.com

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

Investment Banking Division for the Americas

1221 Avenue of the Americas

New York, NY 10020

Attention: Eric Williams

Telephone: (212) 405-6654

Fax: (212) 782-6448

Email: eric.williams@mufgsecurities.com

With a copy to:

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

1221 Avenue of the Americas

New York, NY 10020

Attention: Yumi Motai

Tel: (212) 782-5554

Email: ymotai@us.mufg.jp

Notices of Incremental Transfers, notices or reductions to the Net Investment and monthly Investor Reports and Cash Collections Reports should be sent to securitization_reporting@us.mufg.jp

SCHEDULE II

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EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

COMMITMENTS OF BANK INVESTORS

Bank Investor	Commitment
The Bank of Nova Scotia	$175,000,000.00
Credit Agricole Corporate and Investment Bank,	$145,000,000.00
New York
The Toronto-Dominion Bank and Reliant Trust	$145,000,000.00	*
Royal Bank of Canada	$145,000,000.00
PNC Bank, National Association	$145,000,000.00
MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi	$145,000,000.00
UFJ, Ltd., New York Branch
TOTAL	$900,000,000.00

RELATED GROUP LIMITS

Conduit Investor	Related Group Limit
Liberty Street Funding LLC	$175,000,000.00
Atlantic Asset Securitization LLC	$145,000,000.00
GTA Funding LLC	$145,000,000.00
Thunder Bay Funding, LLC	$145,000,000.00
PNC Bank, National Association	$145,000,000.00
Victory Receivables Corporation	$145,000,000.00
TOTAL	$900,000,000.00

*Represents an aggregate Commitment of $145,000,000 for The Toronto-Dominion Bank and Reliant Trust.

SCHEDULE III

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EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in the Agreement, the Receivables Purchase Agreement and the Transferring Affiliate Letter, each of the Transferor and the Collection Agent hereby represents, warrants, and covenants to the Agent, the Administrative Agents and the Investors as follows on the date hereof and on the date of each Transfer under the Agreement:

1.Perfection Representations:

(a)(i)Each purchase of Receivables under the Transferring Affiliate Letter constitutes a true sale of such Receivables from the applicable Transferring Affiliate to the Seller, conveying good title thereto free and clear of any Adverse Claims, and is enforceable as such against creditors of and purchasers from such Transferring Affiliate. If, notwithstanding the foregoing, any such purchase of Receivables is deemed not to be a true sale, then the Transferring Affiliate Letter creates a valid and continuing security interest (as defined in the applicable UCC) in such Receivables in favor of the Seller, which security interest is prior to all other Adverse Claims, and is enforceable as such as against creditors of and purchasers from the Transferring Affiliates. In addition, the Transferring Affiliate Letter creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables arising after the Termination Date in favor of the Seller, which security interest is prior to all other Adverse Claims, and is enforceable as such as against creditors of and purchasers from the Transferring Affiliates.

(ii)Each purchase of Receivables under the Receivables Purchase Agreement constitutes a true sale of such Receivables from the Seller to the Transferor, conveying good title thereto free and clear of any Adverse Claims, and is enforceable as such against creditors of and purchasers from the Seller. If, notwithstanding the foregoing, any such purchase of Receivables is deemed not to be a true sale, then the Receivables Purchase Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in such Receivables in favor of the Transferor, which security interest is prior to all other Adverse Claims, and is enforceable as such as against creditors of and purchasers from the Seller. In addition, the Receivables Purchase Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables arising after the Termination Date in favor of the Transferor, which security interest is prior to all other Adverse Claims, and is enforceable as such as against creditors of and purchasers from Seller.

(iii)This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Agent, which security interest is prior to all other Adverse Claims, and is enforceable as such as against creditors of and purchasers from Transferor.

(b)The Receivables constitute “accounts” within the meaning of the applicable UCC.

(c)Immediately prior to each purchase of Receivables under the Transferring Affiliate Letter, the applicable Transferring Affiliate had good and marketable title to such Receivables free and clear of any Adverse Claim, claim or encumbrance of any Person. Immediately prior to each purchase of Receivables under the Receivables Purchase Agreement, the Seller had good and marketable title to such Receivables free and clear of any Adverse Claim, claim or encumbrance of any Person. The Transferor owns and has good and marketable title to the Receivables free and clear of any Adverse Claim, claim or encumbrance of any Person.

(d)The Transferor, the Seller and the Transferring Affiliates have caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from the Transferring Affiliates to the Seller, and from the Seller to the Transferor, and the security interest in the Receivables granted to the Agent hereunder. None of the Transferor, the Seller or the Transferring Affiliates is aware of any judgment or tax filings against it.

(e)Other than the transfer of the Receivables from the Transferring Affiliates to the Seller under the Transferring Affiliate Letter, the transfer of the Receivables from the Seller to the Transferor under the Receivables Purchase Agreement, and the security interest granted to the Agent pursuant to this Agreement, neither the Transferor nor any Originating Entity has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. Neither Transferor nor any Originating Entity has authorized the filing of, or is aware of any financing statements against Transferor or any Originating Entity that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Agent hereunder or that has been terminated.

2.Survival of Perfection Representations. Notwithstanding any other provision of the Agreement or any other Transaction Document, the representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any termination of the Commitments or any replacement of the Collection Agent or termination of Collection Agent’s rights to act as such) until such time as all Aggregate Unpaids have been finally and fully paid and performed.

3.No Waiver. The Administrative Agent for each Conduit Investor agrees that it: (i) shall not, without obtaining a confirmation of the then-current rating of the Commercial Paper relating to such Conduit Investor, waive any of the Perfection Representations; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations, and (iii) shall not, without obtaining a confirmation of the then-current rating of the Commercial Paper of such Conduit Investor(as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

4.Collection Agent to Maintain Perfection and Priority. The Collection Agent covenants that, in order to evidence the interests of the Transferor, the Agent, the Administrative

Agents and the Investors under this Agreement, the Collection Agent shall take such action, and execute and deliver such instruments (other than effecting a Filing (as defined below), unless such Filing is effected in accordance with this paragraph) as may be necessary or advisable (including, without limitation, such actions as are requested by any Administrative Agent) to maintain and perfect, as a first priority interest, the Agent’s security interest in the Receivables. The Collection Agent shall, from time to time and within the time limits established by law, prepare and present to the Agent for the Agent to authorize (based in reliance on the opinion of counsel hereinafter provided for) the Collection Agent to file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Agent’s security interest in the Receivables as a first-priority interest (each a “Filing”). The Collection Agent shall present each such Filing to the Agent together with (x) to the extent requested by any Administrative Agent, an opinion of counsel to the effect that such Filing is (i) consistent with grant of the security interest to the Agent pursuant to the Transaction Documents and (ii) satisfies the requirements for a Filing of such type under the Uniform Commercial Code in the applicable jurisdiction (or if the Uniform Commercial Code does not apply, the applicable statute governing the perfection of security interests), and (y) a form of authorization for the Agent’s signature. Upon receipt of such opinion of counsel and form of authorization, Agent shall promptly authorize in writing Collection Agent to, and Collection Agent shall, effect such Filing under the Uniform Commercial Code without the signature of Transferor or Agent where allowed by applicable law. Notwithstanding anything else in the Transaction Documents to the contrary, the Collection Agent shall not have any authority to effect a Filing without obtaining written authorization from the Agent in accordance with this paragraph.

SCHEDULE IV

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EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

[RESERVED]

1

EXHIBIT A

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EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF NOTICE OF INCREMENTAL TRANSFER (NI)

The Bank of Nova Scotia, N.A., as Agent

under the Transfer and Administration Agreement referred to below

40 King Street West

66th Floor

Toronto, ON

Canada M5H 1H1

Attention: Doug Noe

Telephone: (416) 945-4050

E-mail: doug.noe@scotiabank.com

with a copy to:

The Bank of Nova Scotia

250 Vesey Street

23rd Floor

New York, NY 10281

Attention: Darren Ward

Tel: (212) 225-5264

Fax: (212) 225-5274

Email: Darren.Ward@scotiabank.com

_________ __, ____

Re: NMC Funding Corporation (the “Transferor”)

Reference is made to the Eighth Amended and Restated Transfer and Administration Agreement, dated as of August 11, 2021 (as the same may have been amended, restated, supplemented or otherwise modified prior to the date hereof, the “Transfer and Administration Agreement”), among the Transferor, National Medical Care, Inc., as collection agent, the entities from time to time parties thereto as “Conduit Investors”, “Bank Investors”, and “Administrative Agents” and Agent. Capitalized terms used herein without definition are used as defined in the Transfer and Administration Agreement.

The Transferor hereby gives you notice pursuant to Section 2.2 of the Transfer and Administration Agreement of its offer to convey, transfer and assign to you, for the benefit of the Investors, undivided percentage ownership interests in the Receivables and the other Affected

Assets related thereto for a Transfer Price of $____________1, on ________ _____ (the “Transfer Date”). The desired Tranche Period[s] and allocations of the Net Investment of this Incremental Transfer (NI) are indicated below:

Amount of Net Investment	Duration of Initial Tranche Period	Type of Tranche Rate
[____________________]	[____________________]	[CP Rate] [Eurodollar Rate][Base Rate]

The Transferor hereby certifies that:

(a)after giving effect to the payment to the Transferor of the foregoing Transfer Price, (i) the sum of the Net Investment plus the Interest Component of all outstanding Related Commercial Paper plus the Letter of Credit Obligations, would not exceed the Facility Limit, and (ii) the Percentage Factor would not exceed the Maximum Percentage Factor; and

(b)the representations and warranties set forth in Section 3.1 of the Transfer and Administration Agreement will be true and correct both immediately before and immediately after giving effect to the proposed Incremental Transfer (NI) and the payment to the Transferor of the Transfer Price related thereto.

The Transferor hereby acknowledges and agrees that this Notice of Incremental Transfer (NI) is irrevocable and binding on it and agrees to indemnify each Investor against any loss or expense incurred by such Investor, either directly or indirectly (including, in the case of a Conduit Investor, through the related Liquidity Provider Agreement) as a result of any failure for any reason (including failure to satisfy any of the conditions precedent in respect hereto) by it to complete this Incremental Transfer (NI) including, without limitation, any loss (including loss of anticipated profits) or expense incurred by any Investor, either directly or indirectly (including, in the case of a Conduit Investor, pursuant to the related Liquidity Provider Agreement) by reason of the liquidation or reemployment of funds acquired by any Investor or a related Liquidity Provider (including, without limitation, funds obtained by issuing commercial paper or promissory notes or obtaining deposits as loans from third parties) for any Investor to fund this Incremental Transfer (NI).

In accordance with Section 2.2(a) of the Transfer and Administration Agreement, the Agent shall advise each Administrative Agent of the allocation the Transfer Price in respect of the requested Incremental Transfer (NI) and the initial Tranche Period therefor.

[signature page follows]

1 To be at least $ 1,000,000 or integral multiples of $ 250,000 in excess thereof) or, to the extent that the then available unused portion of the Facility Limit is less than such amount, such lesser amount equal to such available portion of the Facility Limit.

NMC FUNDING CORPORATION

By:
Name:
Title:
cc: [each Administrative Agent]

EXHIBIT B

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EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF L/C ISSUANCE NOTICE

The Bank of Nova Scotia, N.A., as Agent

under the Transfer and Administration Agreement referred to below

40 King Street West

66th Floor

Toronto, ON

Canada M5H 1H1

Attention: Doug Noe

Telephone: (416) 945-4050

E-mail: doug.noe@scotiabank.com

with a copy to:

The Bank of Nova Scotia

250 Vesey Street

23rd Floor

New York, NY 10281

Attention: Darren Ward

Tel: (212) 225-5264

Fax: (212) 225-5274

Email: Darren.Ward@scotiabank.com

with a copy to:

[Name of L/C Issuer], as L/C Issuer

under the Transfer and Administration Agreement

_________ __, ____

Re: NMC Funding Corporation (the “Transferor”)

Reference is made to the Eighth Amended and Restated Transfer and Administration Agreement, dated as of August 11, 2021 (as the same may have been amended, restated, supplemented or otherwise modified prior to the date hereof, the “Transfer and Administration Agreement”), among the Transferor, National Medical Care, Inc., as collection agent, the entities from time to time parties thereto as “Conduit Investors”, “Bank Investors”, and “Administrative Agents” and The Bank of Nova Scotia, as agent. Capitalized terms used herein without definition are used as defined in the Transfer and Administration Agreement.

B-1

The Transferor hereby gives you notice pursuant to Section 2.18(a) of the Transfer and Administration Agreement, of its request that [__________] (the “L/C Issuer ”) issue a Letter of Credit, in the form attached hereto, for the benefit of [Name of Beneficiary], in the amount of $________, to be issued on ________, ____ with an expiration date of _________, ____. The Transferor has executed and delivered to the L/C Issuer such Letter of Credit Application in respect of the requested Letter of Credit as the L/C Issuer has requested.

The undersigned hereby certifies that:

(a)after giving effect to the issuance of the requested Letter of Credit, (i) the sum of the Net Investment plus the Interest Component of all outstanding Related Commercial Paper plus the Letter of Credit Obligations, would not exceed the Facility Limit, (ii) the Percentage Factor would not exceed the Maximum Percentage Factor, (iii) the Net Investment and Letter of Credit Obligations of the Bank Investor that is the L/C Issuer in respect of the requested Letter of Credit would not exceed such Bank Investor’s Commitment; (iv) the aggregate Net Investment and Letter of Credit Obligations of such Bank Investor’s Related Group would not exceed the applicable Related Group Limit and (v) the Maximum Aggregate Face Amount of all Letters of Credit then outstanding would not exceed the Facility L/C Sublimit;

(b)the representations and warranties set forth in Section 3.1 of the Transfer and Administration Agreement will be true and correct both immediately before and immediately after giving effect to the issuance of the requested Letter of Credit and the Incremental Transfer L/C related thereto; and

(c)the expiry date of the requested Letter of Credit (including any scheduled or permitted extension thereof as contemplated in such Letter of Credit) is not later than

(1) the earlier to occur of (i) the date that is three years after the issuance thereof and (ii) the date that is one year after the Commitment Termination Date or (2) in the case of any ESCO Letter of Credit, the date that is three years after the Commitment Termination Date provided that the L/C Fee shall increase to 1.75% per annum for the period from the Commitment Termination Date to the expiry date of such ESCO Letter of Credit.

NMC FUNDING CORPORATION

By:
Name:
Title:

B-2

EXHIBIT C

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EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF L/C MODIFICATION NOTICE

The Bank of Nova Scotia, N.A., as Agent

under the Transfer and Administration Agreement referred to below

40 King Street West

66th Floor

Toronto, ON Canada M5H 1H1

Attention: Doug Noe

Telephone: (416) 945-4050

E-mail: doug.noe@scotiabank.com

with a copy to:

The Bank of Nova Scotia

250 Vesey Street

23rd Floor

New York, NY 10281

Attention: Darren Ward

Tel: (212) 225-5264

Fax: (212) 225-5274

Email: Darren.Ward@scotiabank.com

with a copy to:

[Name of L/C Issuer], as L/C Issuer

under the Transfer and Administration Agreement

_________ __, ____

Re: NMC Funding Corporation (the “Transferor”)

Reference is made to the Eighth Amended and Restated Transfer and Administration Agreement, dated as of August 11, 2021 (as the same may have been amended, restated, supplemented or otherwise modified prior to the date hereof, the “Transfer and Administration Agreement”), among the Transferor, National Medical Care, Inc., as collection agent, the entities from time to time parties thereto as “Conduit Investors”, “Bank Investors”, and “Administrative Agents” and The Bank of Nova Scotia, as agent. Capitalized terms used herein without definition are used as defined in the Transfer and Administration Agreement.

C-1

The Transferor hereby gives you notice pursuant to Section 2.18(f) of the Transfer and Administration Agreement, of its request to [amend] [extend] [renew] [modify] Letter of Credit No. __ issued on ________, ____, for the benefit of [Name of Beneficiary], as reflected in the form attached hereto. Such L/C Modification is contemplated to become effective on __________, _____. Each of the L/C Issuer and the beneficiary in respect of such Letter of Credit have agreed to the L/C Modification contemplated herein.

The undersigned hereby certifies that:

(a)after giving effect to the requested L/C Modification, (i) the sum of the Net Investment plus the Interest Component of all outstanding Related Commercial Paper plus the Letter of Credit Obligations, would not exceed the Facility Limit, (ii) the Percentage Factor would not exceed the Maximum Percentage Factor, (iii) the Net Investment and Letter of Credit Obligations of the Bank Investor that is the L/C Issuer in respect of the affected Letter of Credit would not exceed such Bank Investor’s Commitment; (iv) the aggregate Net Investment and Letter of Credit Obligations of such Bank Investor’s Related Group would not exceed the applicable Related Group Limit and (v) the Maximum Aggregate Face Amount of all Letters of Credit then outstanding would not exceed the Facility L/C Sublimit;

(b)the representations and warranties set forth in Section 3.1 of the Transfer and Administration agreement will be true and correct both immediately before and immediately after giving effect to the requested L/C Modification; and

(c)after giving effect to the requested L/C Modification, the expiry date of the affected Letter of Credit (including any scheduled or permitted extension thereof as contemplated in such Letter of Credit) shall not be later than (1) the earlier to occur of (i) the date that is three years after the original issuance thereof and (ii) the date that is one year after the Commitment Termination Date or (2) in the case of any ESCO Letter of Credit, the date that is three years after the Commitment Termination Date provided that the L/C Fee shall increase to 1.75% per annum for the period from the Commitment Termination Date to the expiry date of such ESCO Letter of Credit.

NMC FUNDING CORPORATION

By:
Name:
Title:

C-2

EXHIBIT D-1

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EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF SPECIAL ACCOUNT LETTER

[Attached]

EXHIBIT D-1

FORM OF SPECIAL ACCOUNT BANK LETTER

[for accounts with manual transfer]

[DATE]

[Name and Address of

Special Account Bank]

[Name of Originating Entity]

Ladies and Gentlemen:

Reference is made to our depository account[s] number[s] _______________ maintained in the name of the undersigned (the “Originating Entity”) with you (the “Account[s]”).

Unless otherwise directed by the Originating Entity, you are hereby instructed to transfer funds on deposit in the Account[s] solely to the following account by [ACH transfer or, if so directed by the Originating Entity, by wire transfer][intrabank transfer]:

[Name, number and designation of (i) the Concentration Account and

Concentration Account Bank or (ii) the Intermediate Concentration Account, as applicable].

Each such transfer shall be made at the end of each banking day on which the amount on deposit in the Account[s] exceeds $20,000, with the amount of the transfer being equal to the total amount of such funds in excess of $5,000; provided that that Originating Entity may, at its option, deliver a standing instruction to you to effect such transfer at the end of each banking day regardless of the amount on deposit in the Account[s], with the amount of the transfer being equal to the total amount of funds in the Account[s].

In the event that you are directed by the Originating Entity to make any changes to the payment instructions specified in this letter, you are hereby instructed to notify Scotiabank in writing of such change at its address at The Bank of Nova Scotia, as Agent, 250 Vesey Street, 23rd Floor, New York, New York 10281, Attention: Asset-Backed Finance, Mid-Office Administration:

William Sun	Judy Bookal
Tel: (212) 225-5331	Tel: (212) 225-5462
Fax: (212) 225-5274	Fax: (212)225-5274
Email: william.sun@scotiabank.com	Email: judy.bookal@scotiabank.com

Please agree to the terms of, and acknowledge receipt of, this letter by signing in the space provided below on two copies hereof sent herewith and send the signed copies to NMC Funding Corporation and the Originating Entity at its address at 920 Winter Street, Waltham, MA 02451, Attention: Mark Fawcett.

Very truly yours,

[NAME OF ORIGINATING ENTITY]

By:
Title

Agreed and acknowledged:

[NAME OF SPECIAL ACCOUNT BANK]

By:
Title:

2

FORM OF SPECIAL ACCOUNT BANK LETTER

[for zero balance accounts]

[DATE]

[Name and Address of

Special Account Bank]

[Name of Originating Entity]

Ladies and Gentlemen:

Reference is made to our depository account[s] number[s] _______________ maintained in the name of the undersigned (the “Originating Entity”) with you (the “Account[s]”).

This letter confirms that, as of the date hereof, the Account is a zero balance account (“ZBA”) established in accordance with your standard policies and procedures. Unless otherwise directed by the Originating Entity, you are instructed by this letter to effect a transfer (the “Transfer”) at the end of each banking day of the available balance on deposit in the Account solely to the following account by ZBA transfer (internal book entry):

[Name, number and designation of (i) the Concentration Account and

Concentration Account Bank or (ii) the Intermediate Concentration Account, as applicable].

If so directed by the Originating Entity, the Transfer may be accomplished by ACH, wire or other means of transfer. In such event, the Originating Entity will complete any implementation forms required by you to effect any standing transfer instructions in accordance with your standard policies and procedures then in effect.

In the event that you are directed by the Originating Entity to make any changes to the payment instructions specified in this letter, you are hereby instructed to notify Scotiabank in writing of such change at its address at The Bank of Nova Scotia, as Agent, 250 Vesey Street, 23rd Floor, New York, New York 10281, Attention: Asset-Backed Finance, Mid-Office Administration:

William Sun	Darren Ward
Tel: (212) 225-5331	Tel: (212) 225-5264
Fax: (212) 225-5274	Fax: (212) 225-5274
Email: william.sun@scotiabank.com	Email: darren.ward@scotiabank.com

Please agree to the terms of, and acknowledge receipt of, this letter by signing in the space provided below on two copies hereof sent herewith and send the signed copies to NMC Funding Corporation and the Originating Entity at its address at 920 Winter Street, Waltham, MA 02451, Attention: Mark Fawcett.

Very truly yours,

[NAME OF ORIGINATING ENTITY]

By:
Title

Agreed and acknowledged:

[NAME OF SPECIAL ACCOUNT BANK]

By:
Title:

2

EXHIBIT D-2

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EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF CONCENTRATION ACCOUNT AGREEMENT

EXHIBIT D-2

FORM OF CONCENTRATION ACCOUNT AGREEMENT

(the “Agreement”)

[DATE]

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Re:Account #323-0-76823

Ladies and Gentlemen:

You are hereby notified, in connection with certain transactions involving its accounts receivable, that NMC FUNDING CORPORATION (the “Transferor”) has transferred certain rights in Account #323-0-76823 (the “Account”), as more particularly described below, to The Bank of Nova Scotia (“Scotiabank”), as Agent (the “Agent”) under the Eighth Amended and Restated Transfer and Administration Agreement dated August 11, 2021 by and among the Transferor, as transferor, National Medical Care, Inc., as Collection Agent, the entities from time to time parties thereto as “Conduit Investors,” “Bank Investors,” “Administrative Agents” and Scotiabank as Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time. The Agreement amends, restates and supersedes the letter agreement dated January 17, 2013 among the Transferor, The Bank of Nova Scotia, as agent thereunder, and you.

(a) Transfer to the Agent. The Transferor has transferred exclusive ownership and dominion over the Account, including with respect to all monies, checks, instruments, collections, remittances and other payment items received in the Account (the “Payment Items”), to the Agent and, effective as of the Effective Time (as defined below), will transfer exclusive control of the Account to the Agent.

(b) Prior to Notice of Effectiveness. You are hereby instructed: (i) until the Effective Time to make such transfers from the Account at such times and in such manner as the Transferor shall from time to time instruct to the extent such instructions are not inconsistent with the instructions set forth herein, and (ii) to permit the Transferor and the Agent to obtain upon request any information relating to the Account, including, without limitation, any information regarding the balance or activity of the Account.

(c) Following Notice of Effectiveness. The Transferor and the Agent hereby instruct you, beginning on the opening of business on the business day next succeeding the business day on which a notice purporting to be signed by the Agent in substantially the form attached hereto as “Annex I” with a copy of this Agreement attached thereto (a “Notice of Effectiveness”) is received by facsimile or otherwise by [               ] or [               ] at the address or facsimile number set forth below (or at such other address or facsimile number as you

1

may from time to time notify the Agent and the Transferor in writing) (or if such Notice of Effectiveness is so received after 12:00 noon, New York City time, on any such business day, on the opening of business on the second business day next succeeding the business day on which such receipt occurs) (either such time, the “Effective Time”), (i) to transfer all funds deposited and collected in the Account pursuant to instructions given to you by the Agent from time to time, (ii) that notwithstanding anything herein or elsewhere to the contrary, the Agent, and not Transferor, shall be irrevocably entitled to exercise any and all applicable rights in respect of or in connection with the Payment Items, including, without limitation, the right to specify when payments in respect of the Payment Items are to be made out of or in connection with the Account and (iii) you shall not take instruction from the Transferor with respect to any amounts in the Account. You are hereby advised by the Agent and the Transferor that the Transferor has under a separate agreement granted to the Agent certain ownership and security interests in all Payment Items and their proceeds and all monies and earning, if any, therefrom the Account, and by your signature below you acknowledge being so advised. A “business day” is any day other than a Saturday, Sunday or other day on which you are or are authorized or required by law to be closed. Anything to the contrary herein notwithstanding, (i) all transactions relating to the Account or any Payment Items therein duly commenced by you or your affiliates in accordance with customary procedures prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement,; and (ii) you, and/or any affiliate may (at your discretion and without any obligation to do so) (x) cease honoring the Transferor’s instructions and/or commence honoring solely the Agent’s instructions concerning the Account or the Payment Items at any time or from time to time after you become aware that the Agent has sent a Notice of Effectiveness to you but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above), or (y) deem a Notice of Effectiveness to be received by you for purposes of the foregoing prior to the specified individual’s actual receipt if otherwise actually received by you (or if such Notice of Effectiveness contains minor mistakes or other irregularities but otherwise substantially complies with the form attached hereto as “Annex I” or does not attach an appropriate copy of this Agreement) with no liability whatsoever to the Transferor or any other party for doing so and provided further that this Agreement evidences the Agent’s control over the Account and notwithstanding anything to the contrary in any other agreement governing the Account, on and after the Effective Time you shall comply with instructions originated by the Agent that are permitted under the Account Documentation directing the disposition of funds without further consent of the Transferor or any other person.

(d) General Terms. The monies, checks, instruments and other items of payment mailed to, and funds deposited to, the Account will not be subject to deduction, setoff, banker’s lien, or any other right in favor of any person other than the Agent and the Transferor (except that you may set off (i) all amounts due to you in respect of your customary fees and expenses for the routine maintenance and operation of the Account, (ii) the face amount of any Payment Items which have been credited to the Account but are subsequently returned unpaid or charged back or, as to Payment Items consisting of payment orders or other electronic funds transfers, reversed, cancelled or otherwise corrected or adjusted, and (iii) to cover overdrafts in the Account).

This Agreement supplements, rather than replaces, your deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to

2

the Account or services provided in connection with the Account (the “Account Documentation”), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Without limiting the generality of the foregoing, it is understood and agreed that the only instructions the Transferor or the Agent are entitled to give with respect to the Account are those which are permitted under the Account Documentation and the Agent may request you to provide other services (such as automatic daily transfers) with respect to the Account on or after the Effective Time; however, if such services are not authorized or otherwise covered under the Account Documentation, your decision to provide any such services shall be made in your sole discretion (including without limitation being subject to the Transferor and/or the Agent executing such Account Documentation or other documentation as you may require in connection therewith). Prior to issuing any instructions which it is entitled to issue under this Agreement (for the avoidance of doubt, other than a Notice of Effectiveness), the Agent shall provide you with a Certificate of Incumbency substantially in the form of Annex II hereto.

Anything to the contrary in this Agreement notwithstanding, (i) you shall have only the duties and responsibilities with respect to matters set forth herein as are expressly set forth in writing herein and shall not be deemed to be a fiduciary for any party hereto, (ii) you shall be fully protected in acting or refraining from acting in good faith on any written notice (including a Notice of Effectiveness), instruction, or request purportedly furnished to you by the Agent in accordance with the terms hereof, in which case the parties hereto agree that you have no duty to make any further inquiry whatsoever (without limiting the generality of the foregoing, it is hereby acknowledged and agreed that you have no knowledge of (and are not required to know) the terms and provisions of the separate agreement referred to in clause (c) above or any other related documentation to which you are not a party or whether any actions by the Agent (including without limitation the sending of a Notice of Effectiveness), the Transferor or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith), (iii) you shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except for your own willful misconduct or gross negligence (and, to the maximum extent permitted by law, shall under no circumstances be liable for indirect, special, punitive or consequential damages); further, you shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond your reasonable control; (iv) the Transferor hereby indemnifies you for, and holds you harmless against, any loss, cost, liability or expense (including reasonable inside or outside counsel fees and disbursements) incurred or suffered by you arising out of or in connection with this Agreement or the Account, except as may result from your willful misconduct or gross negligence, or any interpleader proceeding related thereto or incurred or suffered by you at the Transferor’s direction or instruction; and (v) upon and after the Effective Time, the Agent agrees to reimburse you for the item(s) referred to in clause (ii) of subparagraph (d) above (to the extent that the Agent has already received the benefits of such item(s)), in the event that there are insufficient funds in the Account therefor and you have not received reimbursement from the Transferor within 10 days after your written request therefor.

3

You may terminate this Agreement upon the sending of at least thirty (30) business days advance written notice to the other parties hereto. The Agent may terminate this Agreement upon the sending of at least five (5) business days advance written notice to the other parties hereto. The Transferor may not terminate this Agreement except upon the sending of at least ten (10) business days advance written notice to you accompanied by the Agent’s written consent to such termination. Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally but only by an instrument in writing signed by you, the Agent and the Transferor.

You shall not assign or transfer your rights or obligations hereunder (other than to the Agent) without the prior written consent of the Agent and the Transferor provided, however that you may transfer any such rights or obligations to an affiliate upon 30 days advance written notice to the Agent and the Transferor. Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, each of the parties hereto and their respective successors and assigns.

You hereby represent that the person signing this Agreement on your behalf is duly authorized by you to sign.

You agree to give the Agent, at its address specified below, copies of each periodic statement relating to activity in the Account which you provide to the Transferor, together with such additional information relating to the Account as the Agent may from time to time reasonably request. You further agree to give the Agent and the Transferor prompt notice if the Account become subject to any writ, garnishment, judgement, warrant or attachment, execution or similar process.

Any notice, demand or other communication required or permitted to be given hereunder shall be in writing and may be personally served or sent by facsimile or by courier service or by United States mail and except as provided above with respect to a Notice of Effectiveness shall be deemed to have been delivered when delivered in person or by courier service or by facsimile or three (3) business days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, (i) the addresses of the parties hereto shall be as set forth below each party’s name below, or, as to each party, at such other address as may be designated by such party in a written notice to the other party and the Agent and (ii) the address of the Agent shall be The Bank of Nova Scotia, 250 Vesey Street, 23rd Floor, New York, New York 10281, Attention: Asset-Banked Finance, Middle Office Administration, William Sun and Judy Bookal, facsimile: (212) 225-5274, email: william.sun@scotiabank.com, judy.bookal@scotiabank.com or at such other address as may be designated by the Agent in a written notice to each of the parties hereto.

This Agreement may be signed in any number or counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, (ii) shall become effective when counterparts hereof have been signed by the parties hereto and (iii) shall be governed by and construed in accordance with the laws of the State of New York. All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Account or this Agreement.

4

Please agree to the terms of, and acknowledge receipt of this notice by signing in the space provided below.

Very truly yours,

NMC FUNDING CORPORATION,

By:
Title:

920 Winter Street
Waltham, Massachusetts 02451
Facsimile No: (781) 699-9756

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK

By:
Title:
Date:

Attention:	[_________________]
JPMorgan Chase Bank
2 Chase Manhattan Plaza, 22nd Floor
New York, NY 10081

Facsimile No:	[_________________]

THE BANK OF NOVA SCOTIA, as Agent

By:
Name:
Title:

ANNEX 1

TO CONCENTRATION ACCOUNT LETTER

(FORM OF NOTICE OF EFFECTIVENESS)

DATED: __________________, 201__

TO:JP Morgan Chase Bank

2 Chase Manhattan Plaza, 22nd Floor

New York, N.Y. 10081

ATTN: [            ] or [           ]

Re: Concentration Account Bank No. 323-0-76823

Ladies and Gentlemen:

We hereby give you a “Notice of Effectiveness” with respect to the above referenced Account, as and to the extent described in our letter agreement with you dated [DATE], a copy of which is attached hereto. You are hereby instructed to comply with the instructions of the undersigned as set forth in that letter.

Very truly yours,
THE BANK OF NOVA SCOTIA,
as Agent

By:
Title:

ANNEX II

TO CONCENTRATION ACCOUNT LETTER

(FORM OF INCUMBENCY CERTIFICATE)

CERTIFICATE OF AN OFFICER OF

THE BANK OF NOVA SCOTIA, AS AGENT

The undersigned [                        ] being an [Assistant Secretary] [Vice President] of The Bank of Nova Scotia (the “Company”) hereby executes and delivers this certificate to JPMorgan Chase Bank (“JPMCB”) on behalf of the Company pursuant to the Concentration Account Letter dated as of [DATE] among the Company, NMC Funding Corporation, and JPMCB (as amended, restated, supplemented or otherwise modified from time to time, the “Concentration Account Letter”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Concentration Account Letter.

The undersigned hereby certifies, as of the date hereof, that the following named persons are duly appointed officers of the Company, holding the office or offices set forth opposite their respective names, and each is authorized to execute and deliver, on behalf of the Company, instructions pursuant to the terms of the Concentration Account Letter, and the signatures appearing opposite the names of such individuals are authentic and genuine and are, in fact, the signatures of such individuals:

Name	Title	Signature
[__________]	[__________]	__________________________
[__________]	[__________]	__________________________
[__________]	[__________]	__________________________

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of ________, 20__.

By:
[Name]
[Assistant Secretary][Vice President]

EXHIBIT D-3

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF INTERMEDIATE CONCENTRATION ACCOUNT AGREEMENT

EXHIBIT D-3

FORM OF INTERMEDIATE CONCENTRATION ACCOUNT AGREEMENT

(the “Agreement”)

[DATE]

[Name and Address of Intermediate Concentration Account Bank]

Re:Account #[_____]

Ladies and Gentlemen:

You are hereby notified, in connection with certain transactions involving its accounts receivable, that NMC FUNDING CORPORATION (the “Transferor”) has transferred certain rights in Account #[____] (the “Account”), as more particularly described below, to The Bank of Nova Scotia (“Scotiabank”), as Agent (the “Agent”) under the Eighth Amended and Restated Transfer and Administration Agreement dated August 11, 2021 by and among the Transferor, as transferor, National Medical Care, Inc., as collection agent, the entities from time to time parties thereto as “Conduit Investors,” “Bank Investors” and “Administrative Agents” and Scotiabank as Agent (as the same has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “TAA”).

(a)Transfer to the Agent. The Transferor hereby transfers exclusive ownership, dominion and control over the Account, including with respect to all monies, checks, instruments, collections, remittances and other payment items received in the Account (the “Payment Items”), to the Agent; provided that at all times prior to the Effective Time (as defined below), you may continue to honor instructions and directions issued by the Transferor in respect of the handling and disposition of Payment Items and amounts from time to time on deposit in the Account.

(b)Prior to Notice of Effectiveness . You are hereby instructed until the Effective Time to transfer at or before the end of each banking day all funds on deposit in the

1

Account to the account listed in Annex I by ACH transfer or, if so directed by the Originating Entity, by wire transfer.

You are hereby further instructed to permit the Transferor and the Agent to obtain upon request any information relating to the Account, including, without limitation, any information regarding the balance or activity of the Account.

(c)Following Notice of Effectiveness . The Transferor and the Agent hereby instruct you, beginning on the opening of business on the business day next succeeding the business day on which a notice purporting to be signed by the Agent in substantially the form attached hereto as “Annex II” with a copy of this Agreement attached thereto (a “Notice of Effectiveness”) is received by facsimile or otherwise by you at the address or facsimile number set forth below (or at such other address or facsimile number as you may from time to time notify the Agent and the Transferor in writing) (or if such Notice of Effectiveness is so received after 12:00 noon, New York City time, on any business day, on the opening of business on the second business day next succeeding the business day on which such receipt occurs) (either such time, the “Effective Time”), (i) to transfer all funds deposited and collected in the Account pursuant to instructions given to you exclusively by the Agent from time to time, (ii) that notwithstanding anything herein or elsewhere to the contrary, the Agent, and not Transferor, shall be irrevocably entitled to exercise any and all applicable rights in respect of or in connection with the Payment Items, including, without limitation, the right to specify when payments in respect of the Payment Items are to be made out of or in connection with the Account and (iii) you shall not take instruction from the Transferor with respect to any Payment Items or amounts in the Account or with respect to any aspect of the handling of the Account. You are hereby advised by the Agent and the Transferor that the Transferor has under a separate agreement granted to the Agent certain ownership and security interests in all Payment Items and their proceeds and all monies and earnings, if any, therefrom the Account, and by your signature below you acknowledge being so advised. A “business day” is any day other than a Saturday, Sunday or other day on which you are or are authorized or required by law to be closed. Anything to the contrary herein notwithstanding, (i) all transactions relating to the Account or any Payment Items therein duly commenced by you or your affiliates in accordance with customary procedures prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement,; and (ii) you, and/or any affiliate may (at your discretion and without any obligation to do so) (x) cease honoring the Transferor’s instructions and/or commence honoring solely the Agent’s instructions concerning the Account or the Payment Items at any time or from time to time after you become aware that the Agent has sent a Notice of Effectiveness to you but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above), or (y) deem a Notice of Effectiveness to be received by you for purposes of the foregoing prior to the specified individual’s actual receipt if otherwise actually received by you (or if such Notice of Effectiveness contains minor mistakes or other irregularities but otherwise substantially complies with the form attached hereto as “Annex II” or does not attach an appropriate copy of this Agreement) with no liability whatsoever to the Transferor or any other party for doing so. Notwithstanding anything to the contrary in any other agreement governing the Account, on and after the Effective Time you shall comply with instructions originated by the Agent, directing the disposition of funds without further consent of the Transferor or any other person.

2

(d)General Terms. The monies, checks, instruments and other items of payment mailed to, and funds deposited to, the Account will not be subject to deduction, setoff, banker’s lien, or any other right in favor of any person other than the Agent and the Transferor (except that you may set off (i) all amounts due to you in respect of your customary fees and expenses for the routine maintenance and operation of the Account, (ii) the face amount of any Payment Items which have been credited to the Account but are subsequently returned unpaid or charged back or, as to Payment Items consisting of payment orders or other electronic funds transfers, reversed, cancelled or otherwise corrected or adjusted, and (iii) to cover overdrafts in the Account). This Agreement supplements, rather than replaces, your deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account or services provided in connection with the Account (the “Account Documentation”), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Without limiting the generality of the foregoing, it is understood and agreed that the only instructions the Transferor or the Agent are entitled to give with respect to the Account are (i) for you to make disbursements and remittances from the Account as and when requested by the Transferor (at all times prior to the issuance of a Notice of Effectiveness) or the Agent and (ii) otherwise those which are permitted under the Account Documentation, and the Agent may request you to provide other services (such as automatic daily transfers) with respect to the Account on or after the Effective Time; however, if such other services are not authorized or otherwise covered under the Account Documentation, your decision to provide any such services shall be made in your sole discretion (including without limitation being subject to the Transferor and/or the Agent executing such Account Documentation or other documentation as you may require in connection therewith). Prior to issuing any instructions which it is entitled to issue under this Agreement (for the avoidance of doubt, other than a Notice of Effectiveness), the Agent shall provide you with a Certificate of Incumbency substantially in the form of Annex III hereto.

Anything to the contrary in this Agreement notwithstanding, (i) you shall have only the duties and responsibilities with respect to matters set forth herein as are expressly set forth in writing herein and shall not be deemed to be a fiduciary for any party hereto, (ii) you shall be fully protected in acting or refraining from acting in good faith on any written notice (including a Notice of Effectiveness), instruction, or request purportedly furnished to you by the Agent in accordance with the terms hereof, in which case the parties hereto agree that you have no duty to make any further inquiry whatsoever (without limiting the generality of the foregoing, it is hereby acknowledged and agreed that you have no knowledge of (and are not required to know) the terms and provisions of the TAA referred to above or any other related documentation to which you are not a party or whether any actions by the Agent (including without limitation the sending of a Notice of Effectiveness), the Transferor or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith), (iii) you shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except for your own willful misconduct or gross negligence (and, to the maximum extent permitted by law, shall under no circumstances be liable for indirect, special, punitive or consequential damages); further, you shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters

3

beyond your reasonable control; (iv) the Transferor hereby indemnifies you for, and holds you harmless against, any loss, cost, liability or expense (including reasonable inside or outside counsel fees and disbursements) incurred or suffered by you arising out of or in connection with this Agreement or the Account, except as may result from your willful misconduct or gross negligence, or any interpleader proceeding related thereto or incurred or suffered by you at the Transferor’s direction or instruction; and (v) upon and after the Effective Time, the Agent agrees to reimburse you for the item(s) referred to in clause (ii) of subparagraph (d) above (to the extent that the Agent has already received the benefits of such item(s)), in the event that there are insufficient funds in the Account therefor and you have not received reimbursement from the Transferor within 10 days after your written request therefor.

You may terminate this Agreement upon the sending of at least thirty (30) business days advance written notice to the other parties hereto. The Agent may terminate this Agreement upon the sending of at least five (5) business days advance written notice to the other parties hereto. The Transferor may not terminate this Agreement except upon the sending of at least ten (10) business days advance written notice to you accompanied by the Agent’s written consent to such termination. Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally but only by an instrument in writing signed by you, the Agent and the Transferor.

You shall not assign or transfer your rights or obligations hereunder (other than to the Agent) without the prior written consent of the Agent and the Transferor provided, however that you may transfer any such rights or obligations to an affiliate upon 30 days advance written notice to the Agent and the Transferor. Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, each of the parties hereto and their respective successors and assigns.

You hereby represent that the person signing this Agreement on your behalf is duly authorized by you to sign.

You agree to give the Agent, at its address specified below, copies of each periodic statement relating to activity in the Account which you provide to the Transferor, together with such additional information relating to the Account as the Agent may from time to time reasonably request. You further agree to give the Agent and the Transferor prompt notice if the Account become subject to any writ, garnishment, judgment, warrant or attachment, execution or similar process.

Any notice, demand or other communication required or permitted to be given hereunder shall be in writing and may be personally served or sent by facsimile or email or by courier service or by United States mail and except as provided above with respect to a Notice of Effectiveness shall be deemed to have been delivered when delivered in person or by courier service or by facsimile or email or three (3) business days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, (i) the addresses of the parties hereto shall be as set forth below each party’s name below, or, as to each party, at such other address as may be designated by such party in a written notice to the other party and the Agent and (ii) the address of the Agent shall be The Bank of Nova Scotia, 250 Vesey

4

Street, 23rd Floor, New York, New York 10281, Attention: Asset-Banked Finance, Middle Office Administration, William Sun and Judy Bookal, facsimile: (212) 225-5274, email: william.sun@scotiabank.com, judy.bookal@scotiabank.com or at such other address as may be designated by the Agent in a written notice to each of the parties hereto.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, (ii) shall become effective when counterparts hereof have been signed by the parties hereto and (iii) shall be governed by and construed in accordance with the laws of the State of New York. All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Account or this Agreement.

5

Please agree to the terms of, and acknowledge receipt of this notice by signing in the space provided below.

Very truly yours,

NMC FUNDING CORPORATION,

By:
Title:

920 Winter Street
Waltham, MA 02451
Facsimile No: (781) 699-9756
Email:

ACKNOWLEDGED AND AGREED:

[NAME OF BANK]

By:
Title:
Date:

[Name, Address, Facsimile No. and Email]

THE BANK OF NOVA SCOTIA, as Agent

By:
Name:
Title:

ANNEX I

TO INTERMEDIATE CONCENTRATION ACCOUNT AGREEMENT

[Insert wire instructions for Concentration Account]

ANNEX II

TO INTERMEDIATE CONCENTRATION ACCOUNT AGREEMENT

(FORM OF NOTICE OF EFFECTIVENESS)

DATED:__________________, 20__

TO:[Name and Address of Bank]

ATTN: [                ] or [                 ]

Re: Account No. [_____]

Ladies and Gentlemen:

We hereby give you a “Notice of Effectiveness” with respect to the above referenced Account, as and to the extent described in our letter agreement with you dated [DATE], a copy of which is attached hereto. You are hereby instructed immediately to comply solely with the instructions of the undersigned and to cease honoring any instructions or directions issued by NMC Funding Corporation or any other person or entity.

Very truly yours,
THE BANK OF NOVA SCOTIA,
as Agent

By:
Title:

ANNEX III

TO INTERMEDIATE CONCENTRATION ACCOUNT AGREEMENT

(FORM OF INCUMBENCY CERTIFICATE)

CERTIFICATE OF AN OFFICER OF

THE BANK OF NOVA SCOTIA, AS AGENT

The undersigned [                    ] being an [Assistant Secretary][Vice President] of The Bank of Nova Scotia (the “Company”) hereby executes and delivers this certificate to [______] (the “Bank”) on behalf of the Company pursuant to the Intermediate Concentration Account Agreement dated as of [DATE] among the Company, NMC Funding Corporation and the Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Intermediate Concentration Account Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Intermediate Concentration Account Agreement.

The undersigned hereby certifies, as of the date hereof, that the following named persons are duly appointed officers of the Company, holding the office or offices set forth opposite their respective names, and each is authorized to execute and deliver, on behalf of the Company, instructions pursuant to the terms of the Intermediate Concentration Account Agreement, and the signatures appearing opposite the names of such individuals are authentic and genuine and are, in fact, the signatures of such individuals:

Name	Title	Signature
[__________]	[__________]	__________________________
[__________]	[__________]	__________________________
[__________]	[__________]	__________________________

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of ________, 20__.

By:
[Name]
[Assistant Secretary][Vice President]

EXHIBIT D-4

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF NOTICE OF TERMINATION OF SPECIAL ACCOUNT LETTER

EXHIBIT D-4

FORM OF NOTICE OF TERMINATION OF SPECIAL ACCOUNT LETTER

[LETTERHEAD OF

TERMINATED TRANSFERRING AFFILIATE]

[DATE]

[NAME AND ADDRESS OF SPECIAL ACCOUNT BANK]

[Name of Terminated Transferring Affiliate]

Ladies and Gentlemen:

Reference is made to (i) our depository account number [ ] (the “Account”) maintained in the name of the undersigned (the “NMC Affiliate”) with you, and (ii) the letter agreement attached hereto as Exhibit A relating to the Account (the “20[ ] Letter”).

You are hereby notified that, effective upon your receipt of this letter, the 20[ ] Letter shall be terminated and shall cease to be of any force or effect. Accordingly, unless you are instructed otherwise by the NMC Affiliate, you shall immediately discontinue observance of the instructions contained in the 20 [ ] Letter.

Very truly yours,
[NAME OF TERMINATED TRANSFERRING AFFILIATE]

	By:	/s/ Mark Fawcett
[Mark Fawcett/Treasurer]

Agreed and acknowledged
as of , 201[ ]:

The Bank of Nova Scotia, as Agent

By:
Name:
Title:

D-4-1

EXHIBIT A

TO

FORM OF NOTICE OF TERMINATION OF SPECIAL ACCOUNT LETTER

20[ ] LETTER

(Attached)

D-4-2

EXHIBIT E

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF INVESTOR REPORT

The Investor Report shall be substantially in the form of the sample Investor Report attached, with such amendments and modifications as are necessary to reflect the then current terms and conditions of the TAA as of the issuance date of the applicable Investor Report.

E-1

NMC Funding Corporation Investor Report as of [ ]/[30]/20[ ]

		(a)	(b)	(d)
	PORTFOLIO INFORMATION	FKC	RTG	Total

(0)	Outstanding Balance per Rollforward
(1)	Outstanding Balance per Aging
(2)	Receivables as a percent of Total	0%	0%	0%
(3)	Total Estimated Maturity Period From Schedule I
(4)	Collection Delay Factor

CALCULATION OF NET RECEIVABLE BALANCE
(5)	Outstanding Balance
Less Ineligibles:
(6)	A/R on Excluded Systems
(7)	IDPN (Homecare)
(8)	Receivables from Affiliates
(9)	Delinquent Receivables (At Initial Purchase Only)(not included in above)
(10)	Receivables from non-U.S. resident Obligors
(11)	Unrealized Contractual Adjustments (excluding pre-arranged contractual adjustments)
(12)	Receivables from Obligors who are not Designated Obligors
(13)	Defaulted Receivables - >180 days

(14)	Government A/R excluding Medicare, Medicaid, CHAMPUS, & CHAMPUS/VA
(15)	Disputed Receivables - > 180 days (>90 for Medicare)
(16)	Accrued Not Billed Receivables > 120 days
(17)	Other Ineligible Receivables
(18)	Non-Securitization AR Proxy
(19)	Total Ineligible Receivables

(20)	Eligible Receivable Balance

(21)	Self-Pays on eligible systems in excess of 10% of Net Receivables
(22)	Receivables in excess of Concentration Limit per Schedule II
(23)	Excess Eligible Accrued Not Billed Receivables

(24)	Net Receivables Balance

NET INVESTMENT & LETTERS OF CREDIT SUMMARY

(25)	Net Investment
(26)	Letters of Credit outstanding
(27)	Is the Sum of Line (25) & (26) <= $900,000,000			[Yes/No]

Page 1	Exhibit E to TAA - Form of Investor Report

NMC Funding Corporation Investor Report as of [ ]/[30]/20[ ]

SELF-PAY SUMMARY

(28)	Total Self-Pay Receivables
(29)	Defaulted Self-Pay Receivables >180 days
(30)	Other Ineligible Self-Pay Receivables
(31)	Eligible Self-Pay Receivables
(32)	10.0% of Eligible Receivables
(33)	Portion of Self Pay Receivables over the 10.0% Limit

(i) The net Receivables balance before the "Self-Pays on eligible systems in excess of 10% of Eligible Receivables" (Line 21) and "Rec. in excess of Concentration Limit " (Line 22) was $[_] * 10% of this amount is $[__] (Line 32). Since FKC accounts for 100% of the total Self-Pay Receivables (Line 27), the entire amount has been included in FKC

(ii) The entire amount of the Receivables in excess of Concentration limits has been included in FKC, since this division accounts for 100% of them

ACRRUED NOT BILLED SUMMARY
(34)	Total Eligible 'Strategic Bill - Hold' Receivables (Eligible Receivables [vi)(B)(2])
(35)	Concentration Limit for Accrued Not Billed Receivables
(36)	Excess Accrued Not Billed Receivables
(36.5)	Total Eligible Short Term Unbilled Government Receivables

		(a)	(b)	(d)
		FKC	RTG	Total
MONTHLY ACTIVITY
(37)	Sales
(38)	Contractual Adjustments (excluding pre-arranged contractual adjustments)
(39)	Returns & Allowances
(40)	Write-offs
(41)	Cash collections
(42)	Void/Rebills
(43)	Other Negative Billing Adjustments
(44)	Prompt-Pay and System Generated Rebates
(45)	Net Change in Receivables
(46)	Change in Total Receivables Current Month versus Prior Month
(47)	Does Line 45 = Line 46?	[YES/NO]	[YES/NO]

(48)	Contractual Adjustments
(49)	less contractual adjustments related to ineligible receivables (CA >270)
(50)	Returns & Allowances
(51)	Disputed Receivables - Write offs < 270
(52)	Void/Rebills < 270 days
(53)	Other Negative Adjustments

(54)	Monthly Defaulted Receivables (*)
(55)	Deemed disputed during such month

PERCENTAGE FACTOR SUMMARY
(56)	Net Investment
(57)	Letters of Credit outstanding
(58)	Dilution Reserve
(59)	Discount Reserve
(60)	Servicing Fee Reserve
(61)	Loss Reserve
(62)	Net investment plus Reserves

(61)	Net Receivables Balance
(62)	Percentage Factor

(63)	Increase/ (Decrease) to Net investment
(64)	Adjusted Net Investment plus Reserves
(65)	Adjusted Percentage Factor

(66)	Maximum Borrowing
(67)	Remaining Availability

Page 2	Exhibit E to TAA - Form of Investor Report

NMC Funding Corporation

Investor Report as of

[__]/[30]/20[__]

The undersigned, a duly authorized representative of NMC Funding Corporation, as Transferor pursuant to the Eighth Amendment and Restated Transfer and Administration Agreement dated as of August 11, 2021 ("TAA") does hereby certify

(1)	References used herein to certain sections and subsections are references to their respective sections and subsections in the TAA.
(2)	This certificate is being delivered pursuant to 2.11 of the TAA
(3)	The undersigned is an authorized officer of NMC Funding Corporation.
(4)	No Termination Event or Potential Termination Event has occurred under the TAA.
(5)

NMC is in compliance with it's obligations with respect to the Retained Interest and such Retained Interest has not been sold or made subject to any credit risk mitigation or any hedge, in each case except to the extent permitted by the Securitisation Retention Requirements.

(6)	The following information is true and correct in all material respects as of: [__]/[30]/20[__]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Settlement Statement the [__]th day of [___] 20[__]

National Medical Care, Inc., as Collection Agent

By:
Name:	Mark Fawcett

Page 3	Exhibit E to TAA - Form of Investor Report

NMC Funding Corporation Investor Report as of [ ]/[30]/20[ ]

		(a)	(b)	(d)
	Schedule I - Aging Schedule	FKC	RTG	Total

AGING SCHEDULE (Gross Receivables)
(1)	0-30 Days
(2)	31-60 Days
(3)	61-90 Days
(4)	91-120 Days
(5)	121-150 Days
(6)	151-180 Days
(7)	181-210 Days
(8)	211-240 Days
(9)	241-270 Days
(10)	271-300 Days
(11)	301-330 Days
(12)	331-360 Days
(13)	> 360 Days

(14)	Total Pool
		-	-
		Total Agings	% of Total	Average Maturity

(15)	0-3 Months	0	0%	0
(16)	4-6 Months	0	0%	0
(17)	7-9 Months	0	0%	0
(18)	10-12 Months	0	0%	0
(19)	>1 Year	0	0%	0
(20)	Total	0	0%	0

(21)	0-6 Months	0
0

	Schedule II – Concentrations
		ST Ratings	LT Ratings		Maximum
A.	CONCENTRATION LIMITS	S&P/Moody's	S&P/Moody's	Group	Amount

(1)	Eligible Receivables Balance				0

	Concentration Limits for Obligor Designated as Commercial or Hospitals:
(2)	Aetna Inc.				0
(3)	Cigna Corp.				0
(4)	UnitedHealthcare Insurance Company				0
(5)	Wellpoint (Anthem Inc.)				0
(6)	Humana				0
(7)
(8)	All Other Obligors				0

(9)	Concentration Limit for Obligors Designated as a US Government Obligors				0
	Excess Government Receivables				0

Page 4	Exhibit E to TAA - Form of Investor Report

NMC Funding Corporation
Investor Report as of
[__]/[30]/20[__]

		(a)	(b)	(d)
		FKC	RTG	Total
B.	Concentration by Primary Obligor
(10)	Medicare
(11)	Medicaid
(12)	Commercial
(13)	Hospitals
(14)	VA
(15)	Other

(16)	Total Pool
		-	-

C.	Top Ten Obligor Concentrations	0-3 Months	4-6 Months	Concentration Limit	Excess Concentration

(17)	United Healthcare
(18)	Aetna
(19)	Anthem
(20)	Humana
(21)	ASD SPECIALTY HEALTHCARE, INC
(22)	Cigna
(23)	Centene
(24)	Wellcare
(25)	BlueCross Texas
(26)	BlueCross Illinois

-

Page 5	Exhibit E to TAA - Form of Investor Report

Monthly Report Inputs
Self-Pay		10.00%
Accrued but Not Billed (Jan/Feb/Mar/Apr)		35.00%
Accrued but Not Billed (All Other Months)		5.00%

Facility Limit		$ 900,000,000

Triggers
Loss to Liquidation		7.00%
Dilution		8.00%
Default Ratio		4.50%
Percentage Factor		100.00%

Prime Rate		3.25%
Base Rate		2.50%
Servicing Fee Percentage		1.00%
Stress Factor		2.50x
Dilution Reserve Floor		2.00%

Recovery Rate		15.00%

Concentration Limits		Concentration

Formal Name	Reporting Name	Limit
Aetna Inc.	Aetna	4.17%
Cigna Corp.	Cigna	6.25%
UnitedHealthcare Insurance Company	United Healthcare	12.50%
Wellpoint (Anthem Inc.)	Anthem	6.25%
Humana	Humana	4.17%
All Other	All Other	2.50%
	Moody's	S&P
			Moody's	IG	S&P	IG
Fresenius Rating	Baa3	BBB	Aaa	Yes	AAA	Yes
Fresenius Investment Grade Trigger	Yes		Aa1	Yes	AA+	Yes
			Aa2	Yes	AA	Yes
			Aa3	Yes	AA-	Yes
			A1	Yes	A+	Yes
			A2	Yes	A	Yes
			A3	Yes	A-	Yes
			Baa1	Yes	BBB+	Yes
			Baa2	Yes	BBB	Yes
			Baa3	Yes	BBB-	Yes
			Ba1	No	BB+	No
			Ba2	No	BB	No
			Ba3	No	BB-	No
			B1	No	B+	No
			B2	No	B	No
			B3	No	B-	No
			Caa1	No	CCC+	No
			Caa2	No	CCC	No
			Caa3	No	CCC-	No
			Ca	No	CC	No
			C	No	C	No

Page 6	Exhibit E to TAA - Form of Investor Report

Schedule IV - Ratio Output Tracking                                                              [__]/[30]/20[__]

#DIV/0!
Dilution Reserve Calculation									3-MONTH AVE

											J		L=
	C	C1	D	D1	D2	E=C+C1+D-D1+D2	F	G	H=	I	12-Month	K=F(1 month prior)/G	Higher of a) ((2.5*J)+(
	Contractual	Disputed w/o's	Other	Contractual Adj.'s	Void/Rebills	Total	Credit	Net Receivables	E/F(1 month prior)	12 Month	Average	Dilution	Dilution Reserve
Report Date	Adjustments	< 270 days	Dilution	Related to Ineligible AF	<270 days	Dilution	Sales	Balance	Dilution Ratio (3)	Dilution Spike	Dilution Ratio	Horizon	Percentage

Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20

Page 7	Exhibit E to TAA - Form of Investor Report

#DIV/0!
Dilution Reserve Calculation									3-MONTH AVE

											J		L=
	C	C1	D	D1	D2	E=C+C1+D-D1+D2	F	G	H=	I	12-Month	K=F(1 month prior)/G	Higher of a) ((2.5*J)+(
	Contractual	Disputed w/o's	Other	Contractual Adj.'s	Void/Rebills	Total	Credit	Net Receivables	E/F(1 month prior)	12 Month	Average	Dilution	Dilution Reserve
Report Date	Adjustments	< 270 days	Dilution	Related to Ineligible AF	<270 days	Dilution	Sales	Balance	Dilution Ratio (3)	Dilution Spike	Dilution Ratio	Horizon	Percentage

Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21

Page 8	Exhibit E to TAA - Form of Investor Report

Schedule V - Ratio Output Tracking                                                                    [__]/[30]/20[__]

							J*(1-L)						(Higher of Stress
	Loss Reserve Calculation			D			Recovery	F	G=	H	I	J=	Factor*Loss Horizon
	A	B	C	Sales For Ninth	E=C/D	Recovery	Adjusted	Average 3 Month	(Max (F) last 12 Mths)	Preceding Sales for	Net	G*(H/I)	Ratio or 12.5%)
	Monthly defaulted	Deemed disputed	Monthly defaults	Preceding	Default	Rate	Default	Recovery Adj.	Default	7 Months Non-Medicare	Receivables	Loss Horizon	Loss
Report Date	Rec. + W/O <270 (i)	during such month >270	+ Write-offs (i)	Month	Ratio	(Max 40%)	Ratio	Default Ratio	Spike	3 months Medicare	Balance	Ratio	Reserve %

Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21

Page 9	Exhibit E to TAA - Form of Investor Report

Calculations

NMC Funding Corporation

Receivables Reconciliation Report                        [__]/[30]/20[__]

																Check	5
1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18
Month	Beginning Receivable Balance	Credit Sales	Credit Sales Less Medicare	Medicare Sales	Sales Tax	Total Credit Sales	Cash Collections	Returned Checks	Net Cash Collections	Write-Offs	Gross Write Offs	Contractual Adjustments	Void/Rebills	Vendor Rebates	Total Dilutions	Adjustments	Ending Receivable Balance
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20

Page 10	Exhibit E to TAA - Form of Investor Report

NMC Funding Corporation

Receivables Aging Schedule

																Check	6
Month	Total Rec.	0-3 Months.	% of Total	4-6 Months	% of Total	7-9 Months	% of Total	10-12 Months	% of Total	Over 1 Year	% of Total	Total Defaulted Receivables	% of Total	0-6 Month Receivables	% of Total	Total Rec.	% of Total

Page 11	Exhibit E to TAA - Form of Investor Report

NMC Funding Corporation

Loss to Liquidation Ratio

	(1)	(2)	(3)	(4)	(5)
Month	Estimated Rec's 121- 150 DPD*	Monthly Write-offs	Collections for Current Month	Loss to Liquidation Ratio	3 Month Rolling Average Loss to Liquidation Ratio

Page 12	Exhibit E to TAA - Form of Investor Report

NMC Funding Corporation

Default Ratio

	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
Month	Monthly defaulted Receceivables (i)	Deemed disputed during such month	Total Write-Offs	Monthlty defaulted/dispute d receceivables +W/O	Sales for the Ninth Preceding Month	Default Ratio	Three Month Average Default Ratio	Default Ratio Spike

Page 13	Exhibit E to TAA - Form of Investor Report

NMC Funding Corporation

Dilution Ratio

								#VALUE!	#VALUE!	#VALUE!	#VALUE!
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)
Month	Contractual Adjustments	Disputed Receivables W/O's <270 days	Contractual Adj. Related to Defaulted Receivables	Void/Rebills (<270 Days)	Other Dilution	Credit Sales	Net Receivables Balance	Dilution Ratio	Dilution Spike	Twelve Month Dilution Ratio Average	Dilution Horizon

Page 14	Exhibit E to TAA - Form of Investor Report

			1				2				3				4				5				6				7				8				9				10
			Largest				Second Largest				Third Largest				Fourth Largest				Fifth Largest				Sixth Largest				Seventh Largest				Eighth Largest				Ninth Largest				Tenth Largest
Period	Eligible Receivables	Net Receivables Balance	Name	A/R	Limit	Excess	Name	A/R	Limit	Excess	Name	A/R	Limit	Excess	Name	A/R	Limit	Excess	Name	A/R	Limit	Excess	Name	A/R	Limit	Excess	Name	A/R	Limit	Excess	Name	A/R	Limit	Excess	Name	A/R	Limit	Excess	Name	A/R	Limit	Excess	Total Obligor Excess
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Feb-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21

Page 15	Exhibit E to TAA - Form of Investor Report

NMC Funding Corporation

Receivables Reconciliation Report	Check	3
[__]/[30]/20[__]

Month	Beginning Receivable Balance	Credit Sales	Cash Collections	Gross Write Offs	Recoveries	Net Write Offs	Contractual Adjustments	Void/Rebills	Other Dilution	Adjustments	Ending Receivable Balance
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20

Page 16	Exhibit E to TAA - Form of Investor Report

Page 17	Exhibit E to TAA - Form of Investor Report

Schedule III - Discount

List all Tranches which were outstanding as of the date hereof:                 [     ]/[30]/20[     ]

		(a)	(b)	(c)	(d)	(f)
		input	input	input	input	(d x e x [c/360])
	Net	Issue	Maturity		Face	Unpaid Discount
Bank	Investment	Date	Date	# days	Amount	Amount
Scotiabank

Page 18	Exhibit E to TAA - Form of Investor Report - Schedule III - Commercial P

	Net	Issue	Maturity		Face	Unpaid Discount
Bank	Investment	Date	Date	# days	Amount	Amount
TD Bank

Page 19	Exhibit E to TAA - Form of Investor Report - Schedule III - Commercial P

	Net	Issue	Maturity		Face	Unpaid Discount
Bank	Investment	Date	Date	# days	Amount	Amount
Credit Agricole

Page 20	Exhibit E to TAA - Form of Investor Report - Schedule III - Commercial P

	Net	Issue	Maturity		Face	Unpaid Discount
Bank	Investment	Date	Date	# days	Amount	Amount
RBC	0

Page 21	Exhibit E to TAA - Form of Investor Report - Schedule III - Commercial P

	Net	Issue	Maturity		Face	Unpaid Discount
Bank	Investment	Date	Date	# days	Amount	Amount
BTMU	0

Page 22	Exhibit E to TAA - Form of Investor Report - Schedule III - Commercial P

	Net	Issue	Maturity		Face	Unpaid Discount
Bank	Investment	Date	Date	# days	Amount	Amount
PNC	0

TOTAL

New Net Investment Based on this Report
Total as of [__]/[30]/20[__]		0
			Future	Current	Change from
	pro-rata		Net Investment	Net Investment	Current
Scotiabank	18.75%		-	-	0
TD Bank	17.50%		-	-	0
Credit Agricole	17.50%		-	-	0
RBC	17.50%		-	-	0
BTMU	14.38%		-	-	0
PNC	14.38%		-	-	0

TOTAL	100.00%		-	-	$0

Page 23	Exhibit E to TAA - Form of Investor Report - Schedule III - Commercial P

NMC FUNDING CORPORATION

Amended and Restated Transfer and Administration Agreement

UCC Financing Statements

Name of Entity	Jurisdiction of	Filing Date	Filing #

Page 24	Exhibit E to TAA - Form of Investor Report Schedule VI - UCC Filings

EXHIBIT F

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF TRANSFER CERTIFICATE

[Attached]

EXECUTION COPY

EIGHTH AMENDED AND RESTATED TRANSFER CERTIFICATE

Reference is made to the Eighth Amended and Restated Transfer and Administration Agreement dated as of August 11, 2021, (such agreement as amended, modified or supplemented from time to time, the “Agreement”) among NMC Funding Corporation, as transferor (in such capacity, the “Transferor”), National Medical Care, Inc., as collection agent (in such capacity, the “Collection Agent”), Liberty Street Funding LLC as a Conduit Investor, Atlantic Asset Securitization LLC as a Conduit Investor, GTA Funding LLC as a Conduit Investor, Thunder Bay Funding, LLC as a Conduit Investor, Victory Receivables Corporation as a Conduit Investor, the financial institutions from time to time a party thereto as Bank Investors, Credit Agricole Corporate and Investment Bank, New York as an Administrative Agent, The Toronto- Dominion Bank as an Administrative Agent, Royal Bank of Canada as an Administrative Agent, PNC Bank, National Association as an Administrative Agent, MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch as an Administrative Agent, and The Bank of Nova Scotia as an Administrative Agent and as Agent. Terms defined in the Agreement are used herein as therein defined.

The Transferor hereby conveys, transfers and assigns to the Agent, on behalf of the Conduit Investors and the Bank Investors, as applicable, an undivided ownership interest in the Affected Assets. Each Incremental Transfer by the Transferor to the Agent and each reduction or increase in the Net Investment in respect of each Incremental Transfer evidenced hereby shall be indicated by the Agent on the grid attached hereto which is part of this Transfer Certificate.

This Transfer Certificate is made without recourse except as otherwise provided in the Agreement.

This Transfer Certificate shall be governed by, and construed in accordance with, the laws of the State of New York.

This Transfer Certificate amends, restates and supersedes in its entirety that certain Transfer Certificate dated as of January 17, 2013 issued to The Bank of Nova Scotia, as Agent (the “Earlier Transfer Certificate”), which Earlier Transfer Certificate previously superseded all prior “Certificates” and “Transfer Certificates” issued under predecessor versions of the Agreement.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Transfer Certificate to be duly executed and delivered by its duly authorized officer as of the date first above written.

NMC FUNDING CORPORATION,

By:
Name:
Title:

Dated as November , 2014

2

Transfer Certificate
 (Grid)

Increase (or
		Decrease in Net	Notation
Date	Event[2]	Investment	Made By

2 Specify whether Incremental Transfer or Reduction in Net Investment.

3

EXHIBIT G

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF ASSIGNMENT AND ASSUMPTION

Dated                          , 20_

Reference is made to the Eighth Amended and Restated Transfer and Administration Agreement dated as of August 11, 2021 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “TAA”) by and among NMC Funding Corporation, as transferor (the “Transferor”), National Medical Care, Inc., as the initial collection agent (the “Collection Agent”), those entities from time to time parties thereto as “Conduit Investors”, those financial institutions from time to time parties thereto as “Bank Investors”, those entities from time to time parties thereto as “Administrative Agents”, and The Bank of Nova Scotia, as “Agent”. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the TAA.

                                     (the “Assignor”) and                                  (the “Assignee”) agree as follows:

1.The Assignor hereby assigns to the Assignee, without recourse, a percentage of the Transferred Interest (such percentage as set forth on Schedule I hereto, to be determined based on the relation that the amount of the Sales Price (as hereinafter defined) allocated to Net Investment bears to the aggregate Net Investment held by the Assignor immediately prior to the assignment contemplated hereby) owned by the Assignor under the TAA as of the Assignment Date (as hereinafter defined). In consideration thereof, the Assignee has paid to the Assignor an amount (the “Sales Price”) equal to $                  3, receipt of which payment is hereby acknowledged. In addition, in consideration of the payment of the Sales Price, the Assignor hereby sells and assigns to the Assignee, without recourse and the Assignee hereby accepts and assumes from the Assignor, [all] [such percentage] of the Assignor’s rights, obligations and duties under the TAA as a Bank Investor [(it being understood that the Assignee shall (a) be obligated to effect Incremental Transfers in accordance with the TAA, notwithstanding that the Assignor was not so obligated and (b) not have the right to elect the commencement of the amortization of the Net Investment pursuant to the definition of

3This amount shall be an amount determined, calculated, allocated and otherwise mutually agreed to by the Assignor and Assignee in their sole discretion.

Reinvestment Termination Date, notwithstanding that the Assignor had such right) and]4 [all] [such percentage] of the Assignor’s related rights and obligations as the owner of such Transferred Interest under the TAA and the other Transaction Documents [,in each case,]2 as of the Assignment Date.

2.The Assignor (i) represents and warrants that it is the legal and beneficial owner of the Transferred Interest being assigned by it hereunder and that such interest is free and clear of any Adverse Claim created by the Assignor; (ii) makes no representation and warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the TAA, the other Transaction Documents or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the TAA, the other Transaction Documents, or any other instrument or document related to the foregoing; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Transferor, any of the Originating Entities, any other Parent Group Member or the Collection Agent, or the performance or observance by the Transferor, any of the Originating Entities, any other Parent Group Member or the Collection Agent of any of their respective obligations under the TAA, the Receivables Purchase Agreement, the other Transaction Documents, or any other instrument or document furnished pursuant thereto.

3.The Assignee (i) confirms that it has received a copy of the TAA, the Receivables Purchase Agreement and such other instruments, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement and to purchase such interest; (ii) agrees that it will, independently and without reliance upon the Agent, any Investor, any Administrative Agent or any of the foregoing’s respective Affiliates, or the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the TAA and the other Transaction Documents; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the TAA, the other Transaction Documents and any other instrument or document furnished pursuant thereto as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests under the TAA, the other Transaction Documents, the Receivables, the Contracts and the Related Security; (iv) appoints and authorizes its Administrative Agent to take such action as agent on its behalf and to exercise such powers under the TAA, the other Transaction Documents and any other instrument or document furnished pursuant thereto as are delegated to such Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the TAA and the other Transaction Documents are required to be performed by it as the Assignee of the Assignor; (vi) agrees that it will not institute against any Conduit Investor any proceeding of the type referred to in Section 10.9 of the TAA at any time prior to the date which is one year and one day after the payment in full of all Commercial Paper issued by such Conduit

4To be included only where the Assignor is a Conduit Investor under the TAA and is assigning all of its rights as such to its related Bank Investors in accordance with Section 9.7 of the TAA.

Investor; and (vii) specifies as its address for notices the address set forth in Section 2 of Schedule 1 hereto.

4.This Assignment and Acceptance shall be effective as of the date specified in Section 2 of Schedule 1 hereto as of the “Assignment Date” but only after [the Administrative Agent of the Assignor’s Related Group has given its written approval and]5 a fully executed copy of this Assignment and Assumption has been delivered to such Administrative Agent and the Agent.

5.Upon delivery of this Assignment and Assumption to the Agent, as of the Assignment Date, (i) the Assignee shall have all of the rights and obligations of the Assignor under the TAA and under the other Transaction Documents to which such Assignor is or, immediately prior to this Assignment and Assumption, was a party with respect to such assigned interest for all purposes of the TAA and under the other Transaction Documents to which such assignor is, or immediately prior to this Assignment and Assumption, was a party and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption and the TAA, relinquish its rights with respect to such assigned interest for all purposes of the TAA and under the other Transaction Documents to which the Assignor is or, immediately prior to this Assignment and Assumption was a party.

6.From and after [the later of] the Assignment Date [and the date of approval of this Assignment and Assumption by the Administrative Agent for the Assignor’s Related Group], such Administrative Agent and the Agent shall make all payments under the TAA and the other applicable Transaction Documents in respect of the interest assigned hereby (including, without limitation, all payments on account of the Receivables with respect thereto) to the Assignee. The Assignor and Assignee shall make directly between themselves all appropriate adjustments in payments under the TAA and such other applicable Transaction Documents for periods, if any, prior to the later of the dates specified in the preceding sentence.

7.This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.

8.This Assignment and Assumption may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[ASSIGNOR]

5To be included only where the Assignor is a Bank Investor under the TAA.

By:

[ASSIGNEE]

By:

[Approved this day
of , 20

[ADMINISTRATIVE AGENT]

By:
Title:]

Accepted and recorded this day
of , 20

THE BANK OF NOVA SCOTIA, as Agent

By:
Title:

Schedule 1

to

Assignment and Acceptance

Dated                                      , 20_

Section 1.

Percentage of Assignor’s Transferred Interest assigned hereunder (without giving effect to any assignments thereof which have not yet become effective):	%

Assignor’s Net Investment immediately prior to this assignment	$

Amount of Net Investment assigned to Assignee	%

Amount of Assignee’s remaining Net Investment	%

[Aggregate Amount of Letters of Credit assigned to Assignee:][6]	$

[Aggregate Amount of Unpaid Reimbursement Obligations under Letters of Credit assigned to Assignee:][7]	$

[Assignee’s Commitment (after giving effect hereto):][8]	$

[Assignor’s remaining Commitment (after giving effect hereto)]	$

6To be included only where the Assignor is a Bank Investor under the TAA.

7To be included only where the Assignor is a Bank Investor under the TAA.

8To be included only where the Assignor is a Bank Investor under the TAA.

Section 2.

Assignment Date: , 20

Address for Notices:

[Name of Assignor]
[Address]
[Facsimile Number/Confirmation Number]

[Name of Assignee]
[Address]
[Facsimile Number/Confirmation Number]

EXHIBIT H

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EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

LIST OF ACTIONS AND SUITS

SECTIONS 3.1(g), 3.1(k) and 3.3(e)

3.1(g)(i)Transferor: See below under Legal and Regulatory Matters

3.1(g)(ii)Affiliates: The “Legal and Regulatory Matters” section of the most recent annual report on Form 20-F or report on Form 6-K for the quarter, as applicable, and such other Form 6-Ks referencing therein any actions, suits or proceedings, each as filed by Fresenius Medical Care AG & Co. KGaA (“FME KGaA” or the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 is hereby incorporated by reference as if fully set forth herein.

Such filings can be found on the SEC website at the following link: https://www.sec.gov/cgi- bin/browse-edgar?action=getcompany&CIK=0001333141&owner=exclude&count=40&hidefilings=0

The following are excerpts from the report on Form 6-K of FME KGaA filed with the Securities and Exchange Commission on July 30, 2021 for the period ending June 30, 2021 (in thousands, except share and per share data):

Legal and Regulatory Matters

The Company is routinely involved in claims, lawsuits, regulatory and tax audits, investigations and other legal matters arising, for the most part, in the ordinary course of its business of providing health care services and products. Legal matters that the Company currently deems to be material or noteworthy are described below. The Company records its litigation reserves for certain legal proceedings and regulatory matters to the extent that the Company determines an unfavorable outcome is probable and the amount of loss can be reasonably estimated. For the other matters described below, the Company believes that the loss probability is remote and/or the loss or range of possible losses cannot be reasonably estimated at this time. The outcome of litigation and other legal matters is always difficult to predict accurately and outcomes that are not consistent with the Company’s view of the merits can occur. The Company believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that the resolution of one or more of the legal matters currently pending or threatened could have a material adverse effect on its business, results of operations and financial condition.

Beginning in 2012, the Company received certain communications alleging conduct in countries outside the United States that might violate the Foreign Corrupt Practices Act or other anti-bribery laws. The Company conducted investigations with the assistance of outside counsel and, in a continuing dialogue, advised the Securities and Exchange Commission (“SEC”) and the United States Department of Justice (“DOJ”) about these investigations. The DOJ and the SEC also conducted their own investigations, in which the Company cooperated. In the course of this dialogue, the Company identified and reported to the DOJ and the SEC, and took remedial actions with respect to, conduct that resulted in the DOJ and the SEC seeking monetary penalties including disgorgement of profits and other remedies. This conduct revolved principally around the Company's products business in countries outside the United States.

On March 29, 2019, the Company entered into a non-prosecution agreement (“NPA”) with the DOJ and a separate agreement with the SEC intended to resolve fully and finally the U.S. government allegations against the Company arising from the investigations. Both agreements included terms starting August 2, 2019. The DOJ NPA is scheduled to terminate on August 2, 2022 and the dismissal of the SEC Order is scheduled to occur on November 30, 2022. The Company paid a combined total in penalties and disgorgement of approximately $231,715 (€205,854) to the DOJ and the SEC in connection with these agreements. The entire amount paid to the DOJ and the SEC was reserved for in charges that the Company recorded in 2017 and 2018 and announced in 2018. As part of the resolution, the Company agreed to certain self-reporting obligations and to retain an independent compliance monitor. Due to COVID-19 pandemic restrictions, the monitorship program faced certain delays, but the Company is working to have all its obligations under the resolution with the DOJ and SEC completed in 2022.

In 2015, the Company self-reported to the German prosecutor conduct with a potential nexus to Germany and continues to cooperate with government authorities in Germany in their review of the conduct that prompted the Company's and United States government investigations.

Since 2012, the Company has made and continues to make further significant investments in its compliance and financial controls and in its compliance, legal and financial organizations. The Company's remedial actions included separation from those employees responsible for the above-mentioned conduct. The Company is dealing with post-FCPA review matters on various levels. The Company continues to be fully committed to compliance with the FCPA and other applicable anti-bribery laws.

On October 30, 2020, Mexico’s primary social security and health care agency filed a civil complaint in the United States District Court for the District of Massachusetts (Boston) asserting claims for common law fraud against the Company and FMCH. 2020 Civ. 11927-IT (E. D. Mass.). The allegations of the complaint rely on the Company’s resolution under the FCPA. After both FMCH and the Company moved to dismiss the complaint, the plaintiff moved on June 23, 2021 to dismiss the complaint voluntarily without prejudice. The court granted plaintiff’s motion the same day.

FMCH's insurers agreed to the settlement in 2017 of personal injury litigation related to FMCH's Granuflo® and Naturalyte® acid concentrate products and funded $220,000 (€179,284) of the settlement fund under a reciprocal reservation of rights. FMCH accrued a net expense of $60,000 (€48,896) in connection with the settlement, including legal fees and other anticipated costs. Following the settlement, FMCH's insurers in the AIG group initiated litigation against FMCH seeking to be indemnified by FMCH for their $220,000 (€179,284) outlay and FMCH initiated litigation against the AIG group to recover defense and indemnification costs FMCH had borne. National Union Fire Insurance v. Fresenius Medical Care, 2016 Index No. 653108 (Supreme Court of New York for New York County).

Discovery in the litigation is complete. The AIG group abandoned certain of its coverage claims and submitted expert reports on damages asserting that, if AIG prevails on all its remaining claims, it should recover $60,000 (€48,896). FMCH contests all of AIG’s claims and submitted expert reports supporting rights to recover $108,000 (€88,012) from AIG, in addition to the $220,000 (€179,284) already funded. A trial date has not been set in the matter.

In August 2014, FMCH received a subpoena from the United States Attorney’s Office (“USAO”) for the District of Maryland inquiring into FMCH's contractual arrangements with hospitals and physicians involving contracts relating to the management of in-patient acute dialysis services. On August 27, 2020, after the USAO declined to pursue the matter by intervening, the United States District Court for Maryland unsealed a 2014 relator’s qui tam complaint that gave rise to the investigation. United States ex rel. Martin Flanagan v. Fresenius Medical Care Holdings, Inc., 2014 Civ. 00665 (D. Maryland). The relator has served the complaint and litigation is proceeding. In response to FMCH’s motion to dismiss the unsealed complaint, the relator filed an amended complaint on February 5, 2021 making broad allegations about financial relationships between FMCH and nephrologists.

In July 2015, the Attorney General for Hawaii issued a civil complaint under the Hawaii False Claims Act alleging a conspiracy pursuant to which certain Liberty Dialysis subsidiaries of FMCH overbilled Hawaii Medicaid for Liberty's Epogen® administrations to Hawaii Medicaid patients during the period from 2006 through 2010, prior to the time of FMCH's acquisition of Liberty. Hawaii v. Liberty Dialysis—Hawaii, LLC et al., Case No. 15-1-1357-07 (Hawaii 1st Circuit). The State alleges that Liberty acted unlawfully by relying on incorrect and unauthorized billing guidance provided to Liberty by Xerox State Healthcare LLC, which acted as Hawaii's contracted administrator for its Medicaid program reimbursement operations during the relevant period. With discovery concluded, the State has specified that its demands for relief relate to $7,700 (€6,275) in overpayments on approximately twenty thousand “claims” submitted by Liberty. After prevailing on motions by Xerox to preclude it from doing so, FMCH is pursuing third-party claims for contribution and indemnification against Xerox. The State's False Claims Act complaint was filed after Liberty initiated an administrative action challenging the State's recoupment of alleged overpayments from sums currently owed to Liberty. The civil litigation and administrative action are proceeding in parallel. Trial in the civil litigation has been postponed because of COVID-19-related administrative issues and has been rescheduled for January 2022.

On August 31, 2015, FMCH received a subpoena under the False Claims Act from the United States Attorney for the District of Colorado (Denver) inquiring into FMCH’s participation in and management of dialysis facility joint ventures in which physicians are partners. FMCH continues to cooperate in the Denver USAO investigation, which has come to focus on purchases and sales of minority interests in ongoing outpatient facilities between FMCH and physician groups.

On November 25, 2015, FMCH received a subpoena under the False Claims Act from the United States Attorney for the Eastern District of New York (Brooklyn) also inquiring into FMCH’s involvement in certain dialysis facility joint ventures in New York. On September 26, 2018, the Brooklyn USAO declined to intervene on the qui tam complaint filed under seal in 2014 that gave rise to this investigation. CKD Project LLC v. Fresenius Medical Care, 2014 Civ. 06646 (E.D.N.Y. November 12, 2014). The court unsealed the complaint, allowing the relator to proceed on its own. On January 27, 2021, the Magistrate Judge recommended dismissal of the complaint with prejudice and without leave to amend. The relator is appealing the Magistrate Judge’s recommendation.

Beginning October 6, 2015, the United States Attorney for the Eastern District of New York (Brooklyn) has led an investigation, through subpoenas issued under the False Claims Act, of utilization and invoicing by FMCH’s subsidiary Azura Vascular Care for a period beginning after FMCH’s acquisition of American Access Care LLC ("AAC") in October 2011. FMCH is cooperating in the Brooklyn USAO investigation. The Brooklyn USAO has indicated that its investigation is nationwide in scope and is focused on whether certain access procedures performed at Azura facilities were medically unnecessary and whether certain physician assistants employed by Azura exceeded their permissible scope of practice. Allegations against AAC arising in districts in Connecticut, Florida and Rhode Island relating to utilization and invoicing were settled in 2015.

On November 18, 2016, FMCH received a subpoena under the False Claims Act from the United States Attorney for the Eastern District of New York (Brooklyn) seeking documents and information relating to the operations of Shiel Medical Laboratory, Inc. (“Shiel”), which FMCH acquired in October 2013. In the course of cooperating in the investigation and preparing to respond to the subpoena, FMCH identified falsifications and misrepresentations in documents submitted by a Shiel salesperson that relate to the integrity of certain invoices submitted by Shiel for laboratory testing for patients in long term care facilities. On February 21, 2017, FMCH terminated the employee and notified the United States Attorney of the termination and its circumstances. The terminated employee's conduct is expected to result in demands for FMCH to refund overpayments and to pay related penalties under applicable laws, but the monetary value of such payment demands cannot yet be reasonably estimated. FMCH contends that, under the asset sale provisions of its 2013 Shiel acquisition, it is not responsible for misconduct by the terminated employee or other Shiel employees prior to the date of the acquisition. The Brooklyn USAO continues to investigate a range of issues involving Shiel, including allegations of improper compensation (kickbacks) to physicians, and has disclosed that multiple sealed qui tam complaints underlie the investigation.

On December 12, 2017, FMCH sold to Quest Diagnostics certain Shiel operations that are the subject of this Brooklyn subpoena, including the misconduct reported to the United States Attorney. Under the Quest Diagnostics sale agreement, FMCH retains responsibility for responding to the Brooklyn investigation and for liabilities arising from conduct occurring after its 2013 acquisition of Shiel and prior to its sale of Shiel to Quest Diagnostics. FMCH is cooperating in the investigation.

In May 2017, the United States Attorney for the Middle District of Tennessee (Nashville) issued identical subpoenas to FMCH and two subsidiaries under the False Claims Act concerning FMCH's retail pharmaceutical business. The subpoenas, and the subsequent investigation in which FMCH cooperated, were apparently predicated on but were not limited to a complaint filed on November 6, 2015 by two former employees. United States ex rel. Keasler et al. v. Fresenius Medical Care Rx, LLC, 03:15-Civ-01183 (M.D. Tenn. 2015). On July 9, 2021, the United States declined to intervene in the matter. On July 13, 2021, the Court allowed the relators’ complaint to be unsealed. The relators may elect to serve the complaint.

On March 12, 2018, Vifor Fresenius Medical Care Renal Pharma Ltd. and Vifor Fresenius Medical Care Renal Pharma France S.A.S. (collectively, “VFMCRP”) (see note 3), filed a complaint for patent infringement against Lupin Atlantis Holdings SA and Lupin Pharmaceuticals Inc. (collectively, “Lupin”), and Teva Pharmaceuticals USA, Inc. (“Teva”) in the U.S. District Court for the District of Delaware (Case 1:18-cv-00390-MN, “first complaint”). The patent infringement action is in response to Lupin and Teva’s filings of Abbreviated New Drug Applications ("ANDA") with the U.S. Food and Drug Administration ("FDA") for generic versions of Velphoro®. Velphoro® is protected by patents listed in the FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations, also known as the Orange Book. The complaint was filed within the 45-day period provided for under the Hatch-Waxman legislation, and triggered a stay of FDA approval of the ANDAs for 30 months (specifically, up to July 29, 2020 for Lupin’s ANDA; and August 6, 2020 for Teva’s ANDA. In response to another ANDA being filed for a generic Velphoro®, VFMCRP filed a complaint for patent infringement against Annora Pharma Private Ltd., and Hetero Labs Ltd. (collectively, “Annora”), in the U.S. District Court for the District of Delaware on December 17, 2018. The case was settled among the parties, thus terminating the court action on August 4, 2020. On May 26, 2020, VFMCRP filed a further complaint for patent infringement against Lupin in the U.S. District Court for the District of Delaware (Case No. 1:20-cv-00697-MN) in response to Lupin’s ANDA for a generic version of Velphoro® and on the basis of a newly listed patent in the Orange Book. On July 6, 2020, VFMCRP filed an additional complaint for patent infringement against Lupin and Teva in the U.S. District Court for the District of Delaware (Case No. 1:20-cv-00911-MN, “second complaint”) in response to the companies’ ANDA for generic versions of Velphoro® and on the basis of two newly listed patents in the Orange Book. All cases involving Lupin as defendant were settled among the parties, thus terminating the corresponding court actions on December 18, 2020. In relation to the remaining pending cases and the defendant Teva, trial took place for the first complaint between January 19 and 22,

2021. Another patent newly listed in the Orange Book was added to the second complaint on June 23, 2021. Trial is scheduled for the second complaint for June 2022.

On December 17, 2018, FMCH was served with a subpoena under the False Claims Act from the United States Attorney for the District of Colorado (Denver) as part of an investigation of allegations against DaVita, Inc. involving transactions between FMCH and DaVita. The subject transactions include sales and purchases of dialysis facilities, dialysis-related products and pharmaceuticals, including dialysis machines and dialyzers, and contracts for certain administrative services. FMCH is cooperating in the investigation.

On June 28, 2019, certain FMCH subsidiaries filed a complaint against the United States seeking to recover monies owed to them by the United States Department of Defense under the Tricare program, and to preclude Tricare from recouping monies previously paid. Bio-Medical Applications of Georgia, Inc., et al.v. United States, CA 19-947, United States Court of Federal Claims. Tricare provides reimbursement for dialysis treatments and other medical care provided to members of the military services, their dependents and retirees. The litigation challenges unpublished administrative actions by Tricare administrators reducing the rate of compensation paid for dialysis treatments provided to Tricare beneficiaries based on a recasting or “crosswalking” of codes used and followed in invoicing without objection for many years. Tricare administrators have acknowledged the unpublished administrative action and declined to change or abandon it. On July 8, 2020, the U.S. government filed its answer (and confirmed their position). The parties will proceed to discovery. The court has not yet set a date for trial in this matter. FMCH has imposed a constraint on revenue otherwise recognized from the Tricare program that it believes, in consideration of facts currently known, sufficient to account for the risk of this litigation.

On August 21, 2020, FMCH was served with a subpoena from the United States Attorney for the District of Massachusetts requesting information and documents related to urgent care centers that FMCH owned, operated, or controlled as part of its ChoiceOne and Medspring urgent care operations prior to its divestiture of and exit from that line of business in 2018. The subpoena appears to be related to an ongoing investigation of alleged upcoding in the urgent care industry, which has resulted in certain published settlements under the federal False Claims Act. FMCH is cooperating in the investigation.

On March 25, 2021, FMCH received a grand jury subpoena issued from the United States District Court for the Northern District of Texas (Dallas). The subpoena seeks documents comprising communications between employees of FMCH and DaVita and partially overlaps in content the 2018 Denver subpoena. The Dallas subpoena is part of a separate investigation by the Anti-Trust Division of the Department of Justice into possible employee “no poaching” and similar agreements to refrain from competition and is related to the indictment in United States v. Surgical Care Affiliates, 3:2021-Cr-0011 (N.D. Tex.) and United States v. DaVita, Inc. et al., 1:21-cr00229 (D.Col.). The unnamed co-conspirators described in the Surgical Care Affiliates and DaVita indictments do not include FMCH, the Company, or any of their employees. FMCH is cooperating in the investigation.

From time to time, the Company is a party to or may be threatened with other litigation or arbitration, claims or assessments arising in the ordinary course of its business. Management regularly analyzes current information including, as applicable, the Company’s defenses and insurance coverage and, as necessary, provides accruals for probable liabilities for the eventual disposition of these matters.

The Company, like other health care providers, insurance plans and suppliers, conducts its operations under intense government regulation and scrutiny. It must comply with regulations which relate to or govern the safety and efficacy of medical products and supplies, the marketing and distribution of such products, the operation of manufacturing facilities, laboratories, dialysis clinics and other health care facilities, and environmental and occupational health and safety. With respect to its development, manufacture, marketing and distribution of medical products, if such compliance is not maintained, the Company could be subject to significant adverse regulatory actions by the FDA and comparable regulatory authorities outside the U.S. These regulatory actions could include warning letters or other enforcement notices from the FDA, and/or comparable foreign regulatory authority which may require the Company to expend significant time and resources in order to implement appropriate corrective actions. If the Company does not address matters raised in warning letters or other enforcement notices to the satisfaction of the FDA and/or comparable regulatory authorities outside the U.S., these regulatory authorities could take additional actions, including product recalls, injunctions against the distribution of products or operation of manufacturing plants, civil penalties, seizures of the Company’s products and/or criminal prosecution. FMCH completed remediation efforts with respect to one pending FDA warning letter and is awaiting confirmation as to whether the letter is now closed. The Company must also comply with the laws of the United States, including the federal Anti-Kickback Statute, the federal False Claims Act, the federal Stark Law, the federal Civil Monetary Penalties Law and the federal Foreign Corrupt Practices Act as well as other federal and state fraud and abuse laws. Applicable laws or regulations may be amended, or enforcement agencies or courts may make interpretations that differ from the Company's interpretations or the manner in which it conducts its business. Enforcement has become a high priority for the federal government and some states. In addition, the provisions of the False Claims Act authorizing payment of a portion of any recovery to the party bringing the suit encourage private plaintiffs to commence whistleblower actions. By virtue of this regulatory environment, the Company’s business activities and practices are subject to extensive review by regulatory authorities and private parties, and continuing audits, subpoenas, other inquiries, claims and litigation relating to the Company’s compliance with applicable laws and regulations. The Company may not always be aware that an inquiry or action has begun, particularly in the case of whistleblower actions, which are initially filed under court seal.

The Company operates many facilities and handles the personal data ("PD") of its patients and beneficiaries throughout the United States and other parts of the world and engages with other business associates to help it carry out its health care activities. In such a decentralized system, it is often difficult to maintain the desired level of oversight and control over the thousands of individuals employed by many affiliated companies and its business associates. On occasion, the Company or its business associates may experience a breach under the Health Insurance Portability and Accountability Act Privacy Rule and Security Rules, the EU’s General Data Protection Regulation and or other similar laws ("Data Protection Laws") when there has been impermissible use, access, or disclosure of unsecured PD or when the Company or its business associates neglect to implement the required administrative, technical and physical safeguards of its electronic systems and devices, or a data breach that results in impermissible use, access or disclosure of personal identifying information of its employees, patients and beneficiaries. On those occasions, the Company must comply with applicable breach notification requirements.

The Company relies upon its management structure, regulatory and legal resources, and the effective operation of its compliance program to direct, manage and monitor the activities of its employees. On occasion, the Company may identify instances where employees or other agents deliberately, recklessly or inadvertently contravene the Company’s policies or violate applicable law. The actions of such persons may subject the Company and its subsidiaries to liability under the Anti-Kickback Statute, the Stark Law, the False Claims Act, Data Protection Laws, the Health Information Technology for Economic and Clinical Health Act and the Foreign Corrupt Practices Act, among other laws and comparable state laws or laws of other countries.

Physicians, hospitals and other participants in the health care industry are also subject to a large number of lawsuits alleging professional negligence, malpractice, product liability, worker’s compensation or related claims, many of which involve large claims and significant defense costs. The Company has been and is currently subject to these suits due to the nature of its business and expects that those types of lawsuits may continue. Although the Company maintains insurance at a level which it believes to be prudent, it cannot assure that the coverage limits will be adequate or that insurance will cover all asserted claims. A successful claim against the Company or any of its subsidiaries in excess of insurance coverage could have a material adverse effect upon it and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

The Company has also had claims asserted against it and has had lawsuits filed against it relating to alleged patent infringements or businesses that it has acquired or divested. These claims and suits relate both to operation of the businesses and to the acquisition and divestiture transactions. The Company has, when appropriate, asserted its own claims, and claims for indemnification. A successful claim against the Company or any of its subsidiaries could have a material adverse effect upon its business, financial condition, and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

In Germany, the tax audits for the years 2006 through 2009 have been substantially completed. The German tax authorities have indicated a re-qualification of dividends received in connection with intercompany mandatorily redeemable preferred shares into fully taxable interest payments for these and subsequent years until 2013. The Company has defended its position and will avail itself of appropriate remedies. The Company is also subject to ongoing and future tax audits in the U.S., Germany and other jurisdictions in the ordinary course of business. Tax authorities routinely pursue adjustments to the Company’s tax returns and disallowances of claimed tax deductions. When appropriate, the Company defends these adjustments and disallowances and asserts its own claims. A successful tax related claim against the Company or any of its subsidiaries could have a material adverse effect upon its business, financial condition and results of operations.

Other than those individual contingent liabilities mentioned above, the current estimated amount of the Company's other known individual contingent liabilities is immaterial.

3.1(k)(iv)	Tradenames:	Renal Care Group National Nephrology Associates TruBlu Logistics (FUSA Mfg) Renal Pharmaceuticals	Fresenius Renal Technologies Fresenius Renal Therapies Fresenius Kidney Care Fresenius Fresenius USA

3.1(k)(iv)	Merger:

On September 25, 2018, American Access Care of Bucks County, LLC,
American Access Care of Pittsburgh, LLC, Gynesis Healthcare of
Pennsylvania, Inc. and PD Solutions of Pennsylvania, merged into
Physicians Dialysis Company, Inc.

On September 25, 2018, Mercy Dialysis Center, Inc. merged into Bio- Medical Applications of Wisconsin, Inc.

3.3(e)	Collection Agent:	None
	Affiliates:	See disclosure for Section 3.1(g)(ii) above.

EXHIBIT I

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EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

LOCATION OF RECORDS

[Attached]

I-1

EXHIBIT I

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EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

LOCATION OF RECORDS

Number	Name	TAX ID	Billing Group Name1	Addr1	City1	ST1	Zip1
1	Apheresis Care Group, Inc.	84‐1677784	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
2	Bio‐Medical Applications Management Company, Inc.	22‐1946461	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
3	Bio‐Medical Applications of Alabama, Inc.	04‐2625090	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
4	Bio‐Medical Applications of Amarillo, Inc.	04‐2649134	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
5	Bio‐Medical Applications of Anacostia, Inc.	04‐2716481	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
6	Bio‐Medical Applications of Aguadilla, Inc.	04‐2968314	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
7	Bio‐Medical Applications of Arecibo, Inc.	04‐2740118	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
8	Bio‐Medical Applications of Arkansas, Inc.	04‐2505389	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
9	Bio‐Medical Applications of Bayamon, Inc.	04‐2832066	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
10	Bio‐Medical Applications of Blue Springs, Inc.	04‐2975267	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
11	Bio‐Medical Applications of Caguas, Inc.	04‐2739513	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
12	Bio‐Medical Applications of California, Inc.	04‐3129981	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
13	Bio‐Medical Applications of Camarillo, Inc.	04‐2957737	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
14	Bio‐Medical Applications of Carolina, Inc.	04‐2696241	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
15	Bio‐Medical Applications of Clinton, Inc.	04‐3112273	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
16	Bio‐Medical Applications of Columbia Heights, Inc.	04‐2583382	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
17	Bio‐Medical Applications of Connecticut, Inc.	04‐2990950	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
18	Bio‐Medical Applications of Delaware, Inc.	04‐3183720	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
19	Bio‐Medical Applications of Dover, Inc.	04‐2944525	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
20	Bio‐Medical Applications of Eureka, Inc.	04‐2652260	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
21	Bio‐Medical Applications of Fayetteville, Inc.	04‐2944524	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
22	Bio‐Medical Applications of Florida, Inc.	11‐2226338	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
23	Bio‐Medical Applications of Fremont, Inc.	04‐3033477	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
24	Bio‐Medical Applications of Fresno, Inc.	04‐3017372	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
25	Bio‐Medical Applications of Georgia, Inc.	04‐2832065	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
26	Bio‐Medical Applications of Guayama, Inc.	04‐2963519	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
27	Bio‐Medical Applications of Humacao, Inc.	04‐3039570	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
28	Bio‐Medical Applications of Illinois, Inc.	04‐2560009	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
29	Bio‐Medical Applications of Indiana, Inc.	04‐2969825	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
30	Bio‐Medical Applications of Kansas, Inc.	04‐3291316	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
31	Bio‐Medical Applications of Kentucky, Inc.	04‐2546968	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
32	Bio‐Medical Applications of Los Gatos, Inc.	04‐3033478	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
33	Bio‐Medical Applications of Louisiana, LLC	04‐2508242	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
34	Bio‐Medical Applications of Maine, Inc.	04‐2508244	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
35	Bio‐Medical Applications of Manchester, Inc.	04‐2969816	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
36	Bio‐Medical Applications of Maryland, Inc.	04‐2553140	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
37	Bio‐Medical Applications of Massachusetts, Inc.	04‐3088660	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
38	Bio‐Medical Applications of Mayaguez, Inc.	04‐2594769	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
39	Bio‐Medical Applications of Michigan, Inc.	04‐2516906	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144

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LOCATION OF RECORDS

Number	Name	TAX ID	Billing Group Name1	Addr1	City1	ST1	Zip1
40	Bio‐Medical Applications of Minnesota, Inc.	04‐3376339	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
41	Bio‐Medical Applications of Mississippi, Inc.	04‐3108559	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
42	Bio‐Medical Applications of Missouri, Inc.	04‐2975268	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
43	Bio‐Medical Applications of New Hampshire, Inc.	04‐2944527	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
44	Bio‐Medical Applications of New Jersey, Inc.	04‐3106961	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
45	Bio‐Medical Applications of New Mexico, Inc.	04‐2520837	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
46	Bio‐Medical Applications of North Carolina, Inc.	04‐3085674	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
47	Bio‐Medical Applications of Northeast D.C., Inc.	04‐2832070	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
48	Bio‐Medical Applications of Ohio, Inc.	04‐3110360	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
49	Bio‐Medical Applications of Oklahoma, Inc.	04‐3017363	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
50	Bio‐Medical Applications of Pennsylvania, Inc.	04‐2466383	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
51	Bio‐Medical Applications of Ponce, Inc.	04‐2521638	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
52	Bio‐Medical Applications of Puerto Rico, Inc.	04‐3167416	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
53	Bio‐Medical Applications of Rhode Island, Inc.	04‐2489760	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
54	Bio‐Medical Applications of Rio Piedras, Inc.	04‐2968308	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
55	Bio‐Medical Applications of San German, Inc.	04‐2740117	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
56	Bio‐Medical Applications of San Juan, Inc.	04‐2520840	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
57	Bio‐Medical Applications of South Carolina, Inc.	04‐2944532	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
58	Bio‐Medical Applications of Southeast Washington, Inc.	04‐2633086	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
59	Bio‐Medical Applications of Tennessee, Inc.	04‐3074770	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
60	Bio‐Medical Applications of Texas, Inc.	11‐2226275	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
61	Bio‐Medical Applications of the District of Columbia, Inc.	04‐2558118	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
62	Bio‐Medical Applications of Virginia, Inc.	04‐3054876	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
63	Bio‐Medical Applications of West Virginia, Inc.	04‐2894956	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
64	Bio‐Medical Applications of Wisconsin, Inc.	04‐2539147	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
65	Bio‐Medical Applications of Wyoming, LLC	04‐3809723	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
66	Brevard County Dialysis, LLC	20‐0250202	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
67	Clayton County Dialysis, LLC	58‐2350026	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
68	Clermont Dialysis Center, LLC	59‐3733739	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
69	College Park Dialysis, LLC	56‐2293442	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
70	Columbus Area Renal Alliance, LLC	31‐1799562	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
71	Conejo Valley Dialysis, Inc.	95‐3249390	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
72	Dialysis America Georgia, LLC	04‐3441506	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
73	Dialysis Associates of Northern New Jersey, L.L.C.	22‐3547454	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
74	Dialysis Centers of America ‐ Illinois, Inc.	37‐1341578	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
75	Dialysis Management Corporation	74‐2596786	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
76	Dialysis Services of Atlanta, Inc.	58‐1819764	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
77	Dialysis Services of Cincinnati, Inc.	31‐1374389	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
78	Dialysis Specialists of Marietta, Ltd.	31‐1484219	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144

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TRANSFER AND ADMINISTRATION AGREEMENT

LOCATION OF RECORDS

Number	Name	TAX ID	Billing Group Name1	Addr1	City1	ST1	Zip1
79	Dialysis Specialists of Topeka, Inc.	48‐1178898	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
80	Douglas County Dialysis, LLC	59‐3663253	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
81	Du Page Dialysis, Ltd.	36‐3029873	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
82	Everest Healthcare Holdings, Inc.	04‐3540082	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
83	Everest Healthcare Indiana, Inc.	36‐3575844	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
84	Everest Healthcare Ohio, Inc.	31‐1418495	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
85	Everest Healthcare Rhode Island, Inc.	36‐4403091	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
86	Everest Healthcare Texas, L.P.	36‐4321507	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
87	FMS Delaware Dialysis, LLC	26‐1536796	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
88	FMS Philadelphia Dialysis, LLC	31‐1800532	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
89	Fondren Dialysis Clinic, Inc.	76‐0149309	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
90	Fort Scott Regional Dialysis Center, Inc.	43‐1474377	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
91	Four State Regional Dialysis Center, Inc.	43‐1331335	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
93	Fresenius Kidney Care Guam, LLC	84‐2155656	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
93	Fresenius Kidney Care Pittsburgh, LLC	26‐2521636	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
94	Fresenius Management Services, Inc.	04‐2733764	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
95	Fresenius Medical Care ‐ South Texas Kidney, LLC	26‐0857967	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
96	Fresenius Medical Care Dialysis Services ‐ Oregon, LLC	93‐1175031	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
97	Fresenius Medical Care Dialysis Services Colorado LLC	04‐3447327	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
98	Fresenius Medical Care Harston Hall, LLC	26‐4216027	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
99	Fresenius Medical Care Holdings, Inc.	13‐3461988	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
100	Fresenius Medical Care of Illinois, LLC	56‐2296990	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
101	Fresenius Medical Care of Montana, LLC	27‐4604304	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
102	Fresenius Medical Care Ventures, LLC	22‐3948765	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
103	Fresenius Medical Care‐OSUIM Kidney Centers, LLC	43‐2117045	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
104	Fresenius USA Manufacturing, Inc.	04‐3475979	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
105	Fresenius USA Marketing, Inc.	04‐3477762	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
106	Fresenius USA, Inc.	04‐2550576	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
107	Gulf Region Mobile Dialysis, Inc.	04‐2938292	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
108	Haemo‐Stat, Inc.	95‐3529889	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
109	Hauppauge Dialysis Center, LLC	47‐3940345	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
110	Henry Dialysis Center, LLC	58‐2415318	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
111	Holton Dialysis Clinic, LLC	58‐2449454	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
112	Home Dialysis of Muhlenberg County, Inc.	61‐1262466	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
113	Homestead Artificial Kidney Center, Inc.	59‐2263441	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
114	Inland Northwest Renal Care Group, LLC	91‐2069412	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
115	Jefferson County Dialysis, Inc.	71‐0728066	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
116	KDCO, Inc.	43‐1796126	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
117	Kentucky Renal Care Group, LLC	36‐4494425	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002

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TRANSFER AND ADMINISTRATION AGREEMENT

LOCATION OF RECORDS

Number	Name	TAX ID	Billing Group Name1	Addr1	City1	ST1	Zip1
118	Little Rock Dialysis, Inc.	71‐0672705	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
119	Maumee Dialysis Services, LLC	35‐2137387	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
120	Metro Dialysis Center ‐ Normandy, Inc.	43‐1585199	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
121	Metro Dialysis Center ‐ North, Inc.	43‐1227361	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
122	National Medical Care, Inc.	04‐2835488	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
123	National Nephrology Associates of Texas, L.P.	74‐2928010	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
124	New York Dialysis Services, Inc.	04‐3267217	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
125	NNA of Alabama, Inc.	63‐1223468	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
126	NNA of East Orange, L.L.C.	22‐3749910	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
127	NNA of Georgia, Inc.	62‐1765493	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
128	NNA of Harrison, L.L.C.	22‐3730892	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
129	NNA of Louisiana, LLC	62‐1848891	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
130	NNA of Oklahoma, Inc.	62‐1842289	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
131	NNA of Oklahoma, L.L.C.	73‐1574780	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
132	NNA of Rhode Island, Inc.	05‐0513853	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
133	NNA of Toledo, Inc.	34‐1938916	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
134	NNA‐Saint Barnabas, L.L.C.	14‐1851729	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
135	NNA‐Saint Barnabas‐Livingston, L.L.C.	74‐3070647	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
136	Northern New Jersey Dialysis, L.L.C.	36‐4291598	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
137	NRA‐Ada, Oklahoma, LLC	20‐3918366	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
138	NRA‐Augusta, Georgia, LLC	20‐1773433	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
139	NRA‐Bamberg, South Carolina, LLC	72‐1554958	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
140	NRA‐Crossville, Tennessee, LLC	20‐0211899	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
141	NRA‐Farmington, Missouri, LLC	20‐4545164	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
142	NRA‐Georgetown, Kentucky, LLC	20‐5424005	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
143	NRA‐Hogansville, Georgia, LLC	20‐3169182	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
144	NRA‐Holly Hill, South Carolina, LLC	72‐1555507	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
145	NRA‐Hollywood, South Carolina, LLC	20‐2902860	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
146	NRA‐Inpatient Dialysis, LLC	83‐0338286	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
147	NRA‐LaGrange, Georgia, LLC	26‐0185821	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
148	NRA‐Mt. Pleasant, South Carolina, LLC	20‐0838706	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
149	NRA‐New Castle, Indiana, LLC	20‐5987299	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
150	NRA‐Newnan Acquisition, LLC	68‐0523317	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
151	NRA‐Orangeburg, South Carolina, LLC	43‐2005251	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
152	NRA‐Palmetto, Georgia, LLC	26‐0185501	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
153	NRA‐Princeton, Kentucky, LLC	45‐0468127	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
154	NRA‐Roanoke, Alabama, LLC	33‐0997565	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
155	NRA‐South City, Missouri, LLC	20‐2902550	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
156	NRA‐St. Louis (Home Therapy Center), Missouri, LLC	20‐5424146	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002

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TRANSFER AND ADMINISTRATION AGREEMENT

LOCATION OF RECORDS

Number	Name	TAX ID	Billing Group Name1	Addr1	City1	ST1	Zip1
157	NRA‐St. Louis, Missouri, LLC	20‐2902075	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
158	NRA‐Talladega, Alabama, LLC	20‐0168987	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
159	NRA‐Valdosta (North), Georgia, LLC	26‐0185895	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
160	NRA‐Valdosta, Georgia, LLC	20‐5056226	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
161	NRA‐Washington County, Missouri, LLC	20‐4718634	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
162	NRA‐Winchester, Indiana, LLC	20‐5987315	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
163	QualiCenters Albany, Ltd.	84‐1177951	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
164	QualiCenters Bend, LLC	84‐1306505	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
165	QualiCenters Coos Bay, Ltd.	93‐1116623	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
166	QualiCenters Eugene‐Springfield Ltd.	84‐1200211	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
167	QualiCenters Inland Northwest LLC	84‐1300520	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
168	QualiCenters Pueblo LLC	84‐1278890	TYLER BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
169	QualiCenters Salem, LLC	84‐1278891	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
170	RAI Care Centers of Alabama, LLC	27‐2780983	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
171	RAI Care Centers of Florida I, LLC	20‐3275837	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
172	RAI Care Centers of Florida II, LLC	20‐3276388	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
173	RAI Care Centers of Georgia I, LLC	26‐4422073	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
174	RAI Care Centers of Illinois I, LLC	20‐3424989	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
175	RAI Care Centers of Illinois II, LLC	20‐3276495	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
176	RAI Care Centers of Maryland I, LLC	20‐3275966	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
177	RAI Care Centers of Michigan I, LLC	20‐3275900	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
178	RAI Care Centers of Michigan II, LLC	20‐3276543	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
179	RAI Care Centers of Nebraska II, LLC	20‐3276452	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
180	RAI Care Centers of North Carolina II, LLC	20‐3276272	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
181	RAI Care Centers of Northern California I, LLC	20‐3273722	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
182	RAI Care Centers of Northern California II, LLC	20‐3276168	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
183	RAI Care Centers of Oakland II, LLC	26‐0703939	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
184	RAI Care Centers of South Carolina I, LLC	20‐3275735	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
185	RAI Care Centers of Southern California I, LLC	20‐3275222	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
186	RAI Care Centers of Southern California II, LLC	20‐3276225	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
187	RAI Care Centers of Virginia I, LLC	20‐3276076	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
188	RCG Bloomington, LLC	35‐2161251	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
189	RCG East Texas, LLP	43‐2012785	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
190	RCG Indiana, L.L.C.	62‐1674489	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
191	RCG Irving, LLP	68‐0564355	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
192	RCG Martin, LLC	62‐1727016	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
193	RCG Memphis East, LLC	62‐1857812	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
194	RCG Mississippi, Inc.	62‐1628022	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
195	RCG Pensacola, LLC	90‐0123132	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002

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LOCATION OF RECORDS

Number	Name	TAX ID	Billing Group Name1	Addr1	City1	ST1	Zip1
196	RCG Robstown, LLP	46‐0514571	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
197	RCG University Division, Inc.	62‐1555316	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
230	Reliant Renal Care ‐ Lapeer Home Choice, LLC	37‐1739038	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
231	Renal Care Group, Inc.	62‐1622383	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
200	Renal Care Group Alaska, Inc.	92‐0166049	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
201	Renal Care Group East, Inc.	23‐1906900	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
202	Renal Care Group Maplewood, LLC	01‐0854887	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
203	Renal Care Group Northwest, Inc.	93‐1236337	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
204	Renal Care Group of the Midwest, Inc.	48‐0828924	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
205	Renal Care Group of the Ozarks, LLC	05‐0592312	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
206	Renal Care Group of the Rockies, LLC	84‐1596186	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
207	Renal Care Group of the South, Inc.	68‐0594301	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
208	Renal Care Group of the Southeast, Inc.	59‐2851389	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
209	Renal Care Group South New Mexico, LLC	74‐2979806	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
210	Renal Care Group Southwest Michigan, LLC	36‐4525442	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
211	Renal Care Group Southwest, L.P.	86‐0960418	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
212	Renal Care Group Terre Haute, LLC	81‐0614774	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
213	Renal Care Group Texas, Inc.	75‐1739434	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
214	Renal Care Group Toledo, LLC	16‐1748061	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
215	Renal Care Group‐Harlingen, L.P.	74‐2967993	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
222	RenalPartners, Inc.	72‐1365907	Intentionally Blank
217	Renex Dialysis Clinic of Bloomfield, Inc.	22‐3572775	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
218	Renex Dialysis Clinic of Bridgeton, Inc.	43‐1717348	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
219	Renex Dialysis Clinic of Creve Coeur, Inc.	43‐1690517	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
220	Renex Dialysis Clinic of Maplewood, Inc.	43‐1804718	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
221	Renex Dialysis Clinic of Orange, Inc.	22‐3461798	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
222	Renex Dialysis Clinic of Pittsburgh, Inc.	25‐1732278	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
223	Renex Dialysis Clinic of South Georgia, Inc.	58‐2383123	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
224	Renex Dialysis Clinic of St. Louis, Inc.	43‐1856441	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
225	Renex Dialysis Clinic of University City, Inc.	43‐1655681	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
226	Renex Dialysis Facilities, Inc.	64‐0798295	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
227	Saint Louis Renal Care, LLC	62‐1648323	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
228	San Diego Dialysis Services, Inc.	04‐2487762	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
229	Santa Barbara Community Dialysis Center, Inc.	95‐2814241	ARIZONA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
230	Smyrna Dialysis Center, LLC	11‐3696702	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
231	SSKG, Inc.	36‐4085833	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
232	St. Louis Regional Dialysis Center, Inc.	62‐1084258	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
233	STAT Dialysis Corporation	74‐2775421	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
234	Stone Mountain Dialysis Center, LLC	58‐2638661	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144

7

EXHIBIT I

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

LOCATION OF RECORDS

Number	Name	TAX ID	Billing Group Name1	Addr1	City1	ST1	Zip1
235	Stuttgart Dialysis, LLC	71‐0779483	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
236	Tappahannock Dialysis Center, Inc.	54‐1355720	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
237	Terrell Dialysis Center, L.L.C.	36‐4247457	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
238	Warrenton Dialysis Facility, Inc.	54‐1136812	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
239	West End Dialysis Center, Inc.	54‐1341030	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
240	WSKC Dialysis Services, Inc.	36‐2668594	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701

8

EXHIBIT J

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF BUSINESS ASSOCIATE AGREEMENT

[Attached]

EXHIBIT J-1

Form of Business Associate Agreement – For use when Covered Entities include FMCNA entities or FMCNA is engaging a subcontractor

HIPAA BUSINESS ASSOCIATE AGREEMENT

This HIPAA Business Associate Agreement (“BAA”) is entered into by and between Fresenius Medical Care Holdings, Inc. d/b/a Fresenius Medical Care North America, together with its subsidiaries, affiliates, and divisions (for purposes of this BAA, “Company”), for the benefit of any Covered Entity to which Company creates, receives, maintains, transmits, uses or discloses PHI on behalf of, and [           ], (the “Business Associate”), and is effective as of [         ] (the “BAA Effective Date”). Company and Business Associate may be individually referred to as a “Party” and, collectively, as “Parties” in this BAA. Capitalized terms used in this BAA and not otherwise defined herein shall have the meanings set forth in HIPAA (as defined herein), which definitions are incorporated in this BAA by reference.

RECITALS

A.

The Parties intend to protect the privacy and provide for the security of Protected Health Information (“PHI”) and, to the extent applicable, other medical, health or personal information disclosed to or created in accordance with this BAA or any other agreement between the Parties in which Business Associate provides services requiring the Parties to enter into this BAA to be in compliance with: (i) the Health Insurance Portability and Accountability Act of 1996, the Health Information Technology for Economic and Clinical Health Act, and their implementing regulations, as amended (collectively “HIPAA”); and (ii) other federal or state laws governing medical, health or personal information to the extent applicable (“Other Applicable Law”).

B.

Company and Business Associate are parties to, or considering entering into, a business relationship under which Business Associate will create, receive, maintain, transmit, use or disclose PHI on behalf of Company in connection with certain functions, activities, and services that Business Associate performs for Company which requires the Parties to enter into this BAA in order to satisfy certain standards and requirements of HIPAA and Other Applicable Law, which includes [briefly describe the services Business Associate provides or will provide, such as data analytics] (the “Services Arrangement(s)”).

C.	The Parties desire to enter into this BAA in order to satisfy certain standards and requirements of HIPAA and Other Applicable Law governing medical, health or personal information.

In consideration of the mutual promises below and the exchange of information pursuant to this BAA, the Parties agree as follows:

1.	PERMITTED USES AND DISCLOSURES OF PHI BY BUSINESS ASSOCIATE.

Except as otherwise limited in this BAA, Business Associate may use or disclose PHI for, or on behalf of, Company to perform its obligations under the Services Arrangement(s), provided that such use or disclosure would not violate the Privacy Rule if done by Company. To the extent Business Associate is carrying out one or more of Company’s obligations under the Privacy Rule, Business Associate shall comply with the requirements of the Privacy Rule that apply to Company in the performance of such obligation(s). Without limiting the generality of the foregoing, Business Associate is permitted to use or disclose PHI as set forth below:

a.Business Associate may use PHI internally for Business Associate’s proper management and administration or to carry out its legal responsibilities.

b.Business Associate may disclose PHI to a third party for Business Associate’s proper management and administration, provided that the disclosure is Required by Law or Business Associate obtains reasonable assurances from the third party to whom the PHI is to be disclosed that the third party will (i) protect the confidentiality of the PHI, (ii) only use or further disclose the PHI as Required by Law or for the purpose for which the PHI was disclosed to the third party and (iii) notify Company of any instances of which the third party is aware in which the confidentiality of the PHI has been breached.

c.Business Associate may use PHI to provide Data Aggregation services for Company’s Health Care Operations purposes.

d.Business Associate may not use PHI to create and use de-identified health information without the prior written consent of Company.

2.	OBLIGATIONS OF BUSINESS ASSOCIATE.

a.Appropriate Safeguards. Business Associate shall use appropriate safeguards to prevent the use or disclosure of PHI other than as permitted or required by this BAA. In addition, Business Associate shall implement Administrative Safeguards, Physical Safeguards and Technical Safeguards that reasonably and appropriately protect the Confidentiality, Integrity and Availability of PHI transmitted or maintained in Electronic Media that it creates, receives, maintains or transmits on behalf of Company. Business Associate shall comply with the Security Rule with respect to Electronic PHI.

b.Subcontractor Business Associates. Business Associate shall enter into a written agreement meeting the requirements of 45 C.F.R. §§ 164.504(e) and 164.314(a)(2) with each Subcontractor (including, without limitation, a Subcontractor that is an agent under applicable law) that creates, receives, maintains or transmits PHI in accordance with this BAA. Business Associate shall ensure that the written agreement with each Subcontractor obligates the Subcontractor to comply with restrictions and conditions that are at least as restrictive as the restrictions and conditions that apply to Business Associate under this BAA.

c.	Individual Rights.

i.Access to PHI. Within five (5) business days of a request by Company for access to PHI about an Individual contained in any Designated Record Set maintained by Business Associate, Business Associate shall make available to Company, or at Company’s request to an Individual, such PHI for so long as Business Associate maintains such information in the Designated Record Set. If Business Associate receives a request for access to PHI directly from an Individual, Business Associate shall forward such request to Company within five (5) business days.

ii.Amendment of PHI. Within five (5) business days of receipt of a request from Company for the amendment of an Individual’s PHI contained in any Designated Record Set of Company maintained by Business Associate, Business Associate shall provide such information to Company for amendment and incorporate any such amendments in the PHI (for so long as Business Associate maintains such information in the Designated Record Set) as required by 45

C.F.R. § 164.526. If Business Associate receives a request for amendment to PHI directly from an Individual, Business Associate shall forward such request to Company within five (5) business days.

iii.Accounting of Disclosures. Within five (5) business days of notice by Company to Business Associate that it has received a request for an accounting of disclosures of PHI (other than disclosures to which an exception to the accounting requirement applies), Business Associate shall make available to Company such information as is in Business Associate’s possession and is required for Company to make the accounting required by 45 C.F.R. § 164.528. If Business Associate receives a request for an accounting directly from an Individual, Business Associate shall forward such request to Company within five (5) business days.

d. Governmental Access to Records. Business Associate shall make its internal practices, books and records relating to the use and disclosure of PHI received from, or created or received by Business Associate on behalf of, Company in accordance with this BAA available to the Secretary and, at the request of Company, to Company, for purposes of the Secretary determining compliance with HIPAA.

e.Mitigation. Business Associate shall mitigate, to the greatest extent practicable, any harmful effect of a use or disclosure of PHI by Business Associate or its agents or Subcontractors in violation of this BAA or HIPAA.

f.Minimum Necessary. Business Associate shall request, use and disclose the minimum amount of PHI necessary to accomplish the intended purpose of the request, use or disclosure, in accordance with 45 C.F.R. § 164.514(d), and any amendments thereto.

g.Reporting of Improper Use or Disclosure, Breach or Security Incident.

i.Business Associate shall, without unreasonable delay, but in no event later than forty-eight (48) hours after becoming aware of any acquisition, access, use, or disclosure of PHI in violation of this BAA by Business Associate, its employees, its agents, its Subcontractors or any other third party to which Business Associate disclosed PHI (each, an “Unauthorized Use or Disclosure”), report such Unauthorized Use or Disclosure to Company in writing.

ii.Business Associate shall, without unreasonable delay, but in no event later than forty-eight (48) hours after becoming aware of any Security Incident, report it to Company in writing.

iii.Business Associate shall, without unreasonable delay, but in no event later than forty-eight (48) hours after discovery of a potential Breach of PHI (whether secure or unsecured), report such Breach to Company in accordance with 45 C.F.R. § 164.410. This obligation to report a potential Breach shall apply regardless of whether or not the Business Associate has demonstrated that there is a low probability that the PHI has been compromised based on a risk assessment conducted in accordance with 45 C.F.R. § 164.402. Business Associate shall include with its notification to Company of a potential Breach a copy of Business Associate’s risk assessment. Business Associate shall deliver the initial notification of such Breach, in writing, which must include a reasonably detailed description of the Breach and the steps Business Associate is taking, and would propose, to mitigate or terminate the Breach. Furthermore, Business Associate shall supplement the initial notification, no more than ten (10) days following discovery (or following the date additional information becomes reasonably available to Business Associate), with information including: (i) the identification of each individual whose PHI was or is believed to have been involved; (ii) a reasonably detailed description of the types of PHI involved; (iii) all other information reasonably requested by Company, including all information necessary to enable Company to perform and document a risk assessment in accordance with 45 CFR Part 164 subpart D; and (iv) all other information necessary for Company to provide notice to individuals, the U.S. Department of Health and Human Services (“HHS”) or the media, if required. An initial notification to Company shall not be delayed because Business Associate has not confirmed a Breach, has not completed an investigation, or does not have all the information needed to provide a complete report. Business Associate shall also notify Company, in writing, within the timeframes and in the manner outlined in this BAA, of any use or disclosure of PHI by its Subcontractors (or Subcontractors’ agent(s)) not provided for by this BAA.

h. Security of Information Protected Under Other Applicable Laws. To the extent that Business Associate receives, stores, maintains, processes or otherwise is permitted access to “personal information” (as such term is defined by Other Applicable Laws) or other sensitive information that is subject to Other Applicable Laws, Business Associate shall maintain appropriate security measures to protect such information consistent with the applicable requirements of Other Applicable Laws.

i.Responsibility for Costs Associated with Improper Use or Disclosure, Breach or Security Incident. Business Associate shall be responsible for, and shall reimburse Company for all costs and expenses associated with steps reasonably implemented by Company to mitigate any Breach, Unauthorized Use or Disclosure, and/or Security Incident of PHI and/or information protected by Other Applicable Law, including, without limitation, the following: (i) data analysis to determine appropriate mitigation steps in the event of Breach, including assistance from Business Associate in the investigation of Breach, reasonable access to information collected by the Business Associate, and, if necessary and mutually agreed by the parties, reasonable access to the Business Associate’s systems for purposes of Breach data analysis; (ii) preparation and mailing of notification(s) about a Breach to impacted individuals, the media and regulators; (iii) costs associated with proper handling of inquiries from individuals and other entities about a Breach (such as the establishment of toll-free numbers, maintenance of call centers for intake, preparation of scripts, questions/answers, and other communicative information about the Breach); (iv) credit monitoring and account monitoring services for impacted individuals for a reasonable period (which shall be no less than 12 months, unless a longer period is mandated by Other Applicable Law in which case such mandated period shall be used); (v) other mitigation action steps required of Company by federal or state regulators; and (vi) other reasonable mitigation steps required by Company. Any limitation of liability or damages or similar provisions in any agreement(s) for the Services Arrangement(s) shall have no effect on Business Associate’s obligations under this Section 2.i. This Section 2.i shall survive the expiration or earlier termination of this BAA.

j.Indemnification. Business Associate shall reimburse, indemnify and hold harmless Company for all costs, expenses (including reasonable attorneys’ fees), damages and other losses resulting from any breach of this BAA by Business Associate or Business Associate’s agent(s) or Subcontractors, including, without limitation, any fines or settlement amounts owed to a state or federal government agency, and any third party claims. Any limitation of liability or damages or similar provisions in any agreement(s) for the Services Arrangement(s) shall have no effect on Business Associate’s obligations under this Section 2.j. This Section 2.j shall survive the expiration or earlier termination of this BAA.

k.Insurance. Business Associate shall maintain the following types of insurance coverage: (i) Commercial General Liability insurance with limits no less than $1,000,000 per occurrence and $3,000,000 in the aggregate, and (ii) Cyber Liability coverage with limits of not less than $10,000,000 per claim and in the aggregate, including protection of private or confidential information, whether electronic or non-electronic; network security and privacy liability; protection against liability for system attacks; denial or loss of service; introduction, implantation or spread of malicious software code; security breach; unauthorized access and use, including regulatory action expenses; cyber extortion coverage; and investigation, notification, and credit monitoring expenses. Business Associate shall add Company as an additional insured on the insurance policies. Upon request by Company, Business Associate shall provide Company with certificates of insurance that evidence the insurance required to be maintained under this section.

l.Massachusetts Security of Personal Information. To the extent that Business Associate receives, stores, maintains, processes or otherwise is permitted access to "personal information," as such term is defined in 201 Code of Massachusetts Regulations ("CMR") 17.02 , Business Associate shall: (1) maintain appropriate security measures to protect such personal information consistent with the standards set forth in 201 CMR 17.01-05 (the "Massachusetts Security Regulations"); and (2) develop, implement and maintain a comprehensive written information security program that includes administrative, technical and physical safeguards that

(i)satisfy the requirements of the Massachusetts Security Regulations and (ii) are consistent with the safeguards applicable to Company with respect to protecting PHI pursuant to HIPAA, the HITECH Act and regulations promulgated thereunder.

3.	TERM AND TERMINATION.

a.Term. The term of this BAA shall commence as of the BAA Effective Date, and shall terminate when (i) Company terminates this BAA as authorized below in Section 3.b., or (ii) all of the PHI provided, created or received in accordance with this BAA is destroyed or returned to Company or, if it is infeasible to return or destroy PHI, protections are extended to such information, in accordance with Section 3.c. The destruction of PHI shall occur as soon as reasonably practical, but no more than thirty (30) days from the effective date of termination, and Business Associate must certify in writing that such destruction has taken place.

b.Termination for Cause. Upon Company’s knowledge of a material breach by Business Associate of this BAA, Company shall either (i) provide an opportunity for Business Associate to cure the breach or end the violation within the time specified by Company, or, (ii) at the sole discretion of Company, immediately terminate this BAA and the Services Agreement(s) if cure is not possible.

c.	Effect of Termination.

i.Except as provided in paragraph ii. of this Section 3.c., upon termination of this BAA, Business Associate shall return or destroy all PHI received from Company, or created or received by Business Associate on behalf of Company, and shall retain no copies of the PHI. This provision shall also apply to PHI that is in the possession of Business Associate’s Subcontractors or agents.

ii.In the event that Business Associate determines that returning or destroying PHI is infeasible, Business Associate shall provide to Company notification of the conditions that make return or destruction infeasible. Upon mutual agreement of the Parties that return or destruction of PHI is infeasible, Business Associate shall extend the protections of this BAA to such PHI and limit further uses and disclosures of such PHI to those purposes that make the return or destruction infeasible, for so long as Business Associate maintains such PHI. If Company does not agree that return or destruction of such PHI is infeasible, then Business Associate shall return or destroy such PHI in accordance with Section 3.a. of this BAA.

4.	COOPERATION IN INVESTIGATIONS.

In addition to any damages recoverable under this BAA, the Parties acknowledge that certain breaches or violations of this BAA may result in litigation or investigations pursued by federal or state governmental authorities of the United States resulting in civil liability or criminal penalties. Each Party shall cooperate in good faith in all respects with the other Party in connection with any request by a federal or state governmental authority for additional information and documents or any governmental investigation, complaint, action or other inquiry.

5.	MISCELLANEOUS PROVISIONS.

a.Regulatory References. A reference in this BAA to a section in HIPAA means the section as in effect or as amended, and for which Company’s and/or Business Associate’s compliance is required. For the avoidance of doubt, terms used and obligations described in this BAA, in order to comply with HIPAA, or any Other Applicable Law protecting the confidentiality or security of medical, health or personal information, shall be automatically amended if new or revised definitions or interpretations of such terms or obligations are amended by statute, final rule, or HHS guidance.

b.Amendment. The Parties agree to take such action to amend this BAA from time to time as is necessary for Company to comply with the requirements of HIPAA or any Other Applicable Law protecting the confidentiality or security of medical, health or personal information. Notwithstanding the foregoing, in the event that new federal or state law, regulations, or guidance affects, clarifies, amends, or extends the obligations of the Parties hereunder, the Parties understand and agree that such changes or clarifications in law or interpretation of legal requirements applicable to covered entities and/or business associates shall be deemed to apply to the obligations of the Parties described in this BAA without requiring any amendment to this BAA or any other agreements for the Services Arrangement(s) between the Parties. If Company determines that a written notice or amendment is necessary or useful, such notice or amendment shall become effective fourteen (14) days after receipt by Business Associate unless Business Associate submits a written objection to such notice or amendment to Company prior to the expiration of such fourteen-(14-) day period.

c.Survival. The respective rights and obligations of Business Associate under Sections 2.i., 2.j, and 3.c. of this BAA survive the termination of this BAA.

d.No Third Party Beneficiaries. Nothing express or implied in this BAA is intended to or does confer any rights, remedies, obligations or liabilities upon any person other than Company, including any Covered Entity to which Company provides services under a business associate arrangement as applicable, Business Associate and their respective present and future affiliates, successors or assigns.

e.Interpretation. With respect to PHI that Business Associate receives from or on behalf of Company, the provisions of this BAA shall prevail over any provisions in another agreement between the Parties that may conflict or appear inconsistent with any provision in this BAA. Any ambiguity in this BAA shall be resolved in favor of a meaning that permits Company and Business Associate to comply with HIPAA and any Other Applicable Law protecting the confidentiality or security of medical, health or personal information.

f.Independent Contractor. Company and Business Associate acknowledge and agree that Business Associate is at all times acting as an independent contractor of Company under this BAA and not as an employee, agent, partner or joint venturer of Company.

g.Counterparts. This BAA may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each or the Parties and delivered to the other Party. Facsimile, PDF or other electronic signatures to this BAA shall have the same force and effect as manually signed original signatures for purposes of execution and proof of this BAA.

h.Shared Values. As stated in the Fresenius Medical Care Code of Ethics and Business Conduct, Company upholds the values of integrity and lawful conduct, especially with regard to anti-bribery and anti-corruption. Company upholds these values in its own operations, as well as in its relationships with business partners. Company’s continued success and reputation depends on a common commitment to act accordingly. Together with Company, Business Associate is committed to uphold these fundamental values by adherence to applicable laws and regulations.

i.Assignment. This BAA shall be binding on the successors and permitted assigns of the Parties. Business Associate shall not assign this BAA or any of their rights hereunder without Company’s prior written consent, which may be withheld in Company’s sole discretion. Company may assign this BAA to any of Company’s affiliates or to any successor in interest to the assets and operations of Company without the consent of Business Associate. This BAA shall be enforceable by or against any permitted assigns hereunder. Any attempted assignment of this BAA in violation of the provisions of this section is void.

j.Notices. Except for Business Associate’s reporting obligations pursuant to section 2(g), all notices pursuant to this BAA shall be in writing and shall be deemed duly given and properly served to a Party at the address as set forth below: (a) when delivered personally with written confirmation of receipt, (b) three (3) business days after being mailed to the addressee by registered or certified mail, postage prepaid, return receipt requested, or (c) when received by the addressee if sent by a recognized express delivery service. With respect to Business Associate’s reporting obligations pursuant to section 2(g), email notice must be sent to Privacy@fmc-na.com in addition to physical notice as described herein.

Notice to Company:
Fresenius Medical Care Holdings, Inc.
920 Winter St.
Waltham, MA 02451
Attn: Privacy Officer

With a copy to:
Fresenius Medical Care Holdings, Inc.
920 Winter St.
Waltham, MA 02451
Attn: Legal Department

Notice to Business Associate:

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed this BAA as of the BAA Effective Date.

FRESENIUS MEDICAL CARE HOLDINGS, INC.

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

EXHIBIT J-2

Form of Business Associate Agreement – For use when FMCNA is a Business Associate and not a Covered Entity

BUSINESS ASSOCIATE AGREEMENT

This BUSINESS ASSOCIATE AGREEMENT (this “BA Agreement”) is entered into by and between Fresenius Medical Care Holdings, Inc. d/b/a Fresenius Medical Care North America, together with its subsidiaries, affiliates, and divisions (collectively, “FMCNA” or “Business Associate”) and [                           ] (“Company”), and is effective as of [                            ] (the “BAA Effective Date”). Company and Business Associate may be individually referred to as a “Party” and, collectively, as “Parties” in this BA Agreement. Capitalized terms used in this BA Agreement without definition shall have the respective meanings assigned to such terms in the Administrative Simplification section of the Health Insurance Portability and Accountability Act of 1996, the Health Information Technology for Economic and Clinical Health Act and their implementing regulations as amended from time to time (collectively, “HIPAA”).

RECITALS

WHEREAS, Company either is a Covered Entity that wishes to engage Business Associate as its business associate, or Company is a business associate to one or more Covered Entities and wishes to engage Business Associate as a subcontractor business associate, as applicable; and

WHEREAS, the Parties have entered, or are considering entering into, a business relationship under which Business Associate shall perform services, including [briefly describe the BA services Fresenius entity provides or will provide, such as data analytics] (“Services”). Business Associate’s provision of these services may require Business Associate to receive, maintain, create or transmit Protected Health Information on behalf of Covered Entity; and

WHEREAS, the Parties desire to enter into this BA Agreement in order to satisfy certain standards and requirements of HIPAA.

NOW THEREFORE, in consideration of the mutual premises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

I.	GENERAL PROVISIONS

1.1.Effect. The provisions of this BA Agreement shall control with respect to Protected Health Information that Business Associate receives from or on behalf of Company (“PHI”), and the terms and provisions of this BA Agreement shall supersede any conflicting or inconsistent terms and provisions in any other agreement between the Parties relating the Services (if any), including all exhibits or other attachments thereto and all documents incorporated therein by reference, to the extent of such conflict or inconsistency. This BA Agreement shall not modify or supersede any other provision of any such agreement.

1.2.No Third Party Beneficiaries. The parties have not created and do not intend to create by this BA Agreement any third party rights, including, but not limited to, third party rights for patients whose Protected Health Information is subject to this BA Agreement.

1.3.HIPAA Amendments. The parties acknowledge and agree that the Health Information Technology for Economic and Clinical Health Act and its implementing regulations impose requirements with respect to privacy, security and breach notification applicable to Business Associates and their Subcontractor Business Associates (collectively, the “HITECH BA Provisions”). The HITECH BA Provisions and any other future amendments to HIPAA affecting Business Associate agreements are hereby incorporated by reference into this BA Agreement as if set forth in this BA Agreement in their entirety, effective on the later of the effective date of this BA Agreement or such subsequent date as may be specified by HIPAA.

1.4.Regulatory References. A reference in this BA Agreement to a section in HIPAA means the section as it may be amended from time-to-time.

1.5.Independent Contractor Status. The parties acknowledge and agree that Business Associate is at all times acting as an independent contractor of Company and not as an agent or employee of Company.

1.6.Shared Values. As stated in the Fresenius Medical Care Code of Ethics and Business Conduct, Business Associate upholds the values of integrity and lawful conduct, especially with regard to anti-bribery and anti-corruption. Business Associate upholds these values in its own operations, as well as in its relationships with business partners. Business Associate’s continued success and reputation depends on a common commitment to act accordingly. Together with Business Associate, the Company is committed to uphold these fundamental values by adherence to applicable laws and regulations.

II.	BUSINESS ASSOCIATE’S OBLIGATIONS

2.1.Use and Disclosure of PHI. Business Associate may use and disclose PHI as permitted or required to perform the Services, as permitted or required under this BA Agreement and as Required by Law, but shall not otherwise use or disclose any PHI. Business Associate shall not use or disclose PHI received in accordance with this BA Agreement in any manner that would constitute a violation of HIPAA. To the extent Business Associate carries out any of Company’s obligations under the HIPAA privacy standards, Business Associate shall comply with the requirements of the HIPAA privacy standards that apply to Company in the performance of such obligations. Business Associate is permitted to use or disclose PHI as set forth below:

a.Business Associate may use PHI internally for its proper management and administrative services or to carry out its legal responsibilities; Business Associate may disclose PHI to a third party for Business Associate’s proper management and administration, provided that the disclosure is Required by Law or Business Associate obtains reasonable assurances from the third party to whom the PHI is to be disclosed that the third party will (1) protect the confidentiality of the PHI, (2) only use or further disclose the PHI as Required by Law or for the purpose for which the PHI was disclosed to the third party and (3) notify Business Associate of any instances of which the third person is aware in which the confidentiality of the PHI has been breached;

b.Business Associate may use PHI to provide Data Aggregation services as defined by HIPAA; and

c.Business Associate may use PHI to create de-identified health information in accordance with the HIPAA de-identification requirements. Business Associate may disclose de-identified health information for any purpose permitted by law.

2.2.Safeguards. Business Associate shall use reasonable and appropriate safeguards to prevent the use or disclosure of PHI, except as otherwise permitted or required by this BA Agreement. In addition, Business Associate shall implement Administrative Safeguards, Physical Safeguards and Technical Safeguards that reasonably and appropriately protect the Confidentiality, Integrity and Availability of PHI transmitted or maintained in Electronic Media (“EPHI”) that it creates, receives, maintains or transmits on behalf of Company. Business Associate shall comply with the HIPAA Security Rule with respect to EPHI.

2.3.Minimum Necessary Standard. To the extent required by the “minimum necessary” requirements of HIPAA, Business Associate shall only request, use and disclose the minimum amount of PHI necessary to accomplish the purpose of the request, use or disclosure.

2.4.Mitigation. Business Associate shall take reasonable steps to mitigate, to the extent practicable, any harmful effect (that is known to Business Associate) of a use or disclosure of PHI by Business Associate in violation of this BA Agreement.

2.5.Subcontractors. Business Associate shall enter into a written agreement meeting the requirements of 45 C.F.R. §§ 164.504(e) and 164.314(a)(2) with each Subcontractor (including, without limitation, a Subcontractor that is an agent under applicable law) that creates, receives, maintains or transmits PHI on behalf of Business Associate. Business Associate shall ensure that the written agreement with each Subcontractor obligates the Subcontractor to comply with restrictions and conditions that are at least as restrictive as the restrictions and conditions that apply to Business Associate under this BA Agreement.

2.6.Reporting Requirements.

a.If Business Associate becomes aware of a use or disclosure of PHI in violation of this BA Agreement by Business Associate or by a third party to which Business Associate disclosed PHI, Business Associate shall report any such use or disclosure to Company without unreasonable delay, and in any event no more than thirty (30) days following discovery of such use or disclosure.

b.Business Associate shall report any actual, successful Security Incident involving EPHI of which it becomes aware without unreasonable delay, and in any event no more than thirty (30) days following discovery of such actual, successful Security Incident. The Parties acknowledge and agree that this Section constitutes notice by Business Associate to Company of the ongoing existence and occurrence of attempted but Unsuccessful Security Incidents (as defined below) for which notice to Company by Business Associate shall be required only upon request. “Unsuccessful Security Incidents” shall include, but not be limited to, pings and other broadcast attacks on Business Associate’s firewall, port scans, unsuccessful log-on attempts, denials of service and any combination of the above, so long as no such incident results in unauthorized access, use or disclosure of PHI. If the HIPAA security regulations are amended to remove the requirement to report unsuccessful attempts at unauthorized access, the requirement hereunder to report such unsuccessful attempts will no longer apply as of the effective date of the amendment.

c.Business Associate shall, following the discovery of a Breach of Unsecured PHI, notify the Company of such Breach in accordance with 45 C.F.R. § 164.410 without unreasonable delay and in no case later than thirty (30) days after discovery of the Breach.

2.7.Access to PHI. Within fifteen (15) business days of a written request by Company for access to PHI about an Individual contained in any Designated Record Set maintained by Business Associate, if any, Business Associate shall make available to Company such PHI for so long as Business Associate maintains such information in the Designated Record Set. If Business Associate receives a request for access to PHI directly from an Individual, Business Associate shall forward such request to Company within ten (10) business days. The Covered Entity shall have the sole responsibility for determining whether to approve a request for access to PHI.

2.8.Availability of PHI for Amendment. Within fifteen (15) business days of receipt of a written request from Company for the amendment of an Individual’s PHI contained in a Designated Record Set maintained by Business Associate, if any, Business Associate shall provide such information to Company for amendment and incorporate any such amendments in the PHI (for so long as Business Associate maintains such information in the Designated Record Set) as required by 45 C.F.R. § 164.526. If Business Associate receives a request for amendment to PHI directly from an Individual, Business Associate shall forward such request to Company within ten (10) business days. The Covered Entity shall have the sole responsibility for determining whether to approve an amendment to PHI.

2.9.Accounting of Disclosures. Within thirty (30) business days of written notice by Company to Business Associate that it has received a request for an accounting of disclosures of PHI (other than disclosures to which an exception to the accounting requirement applies), Business Associate shall make available to Company such information as is in Business Associate’s possession and is required for Company to make the accounting required by 45 C.F.R. § 164.528. The Covered Entity shall have the sole responsibility for providing an accounting to the Individual.

2.10.Availability of Books and Records. Following reasonable advance written notice, Business Associate shall make its internal practices, books and records relating to the use and disclosure of PHI received from, or created or received by Business Associate on behalf of Company available to the Secretary for purposes of determining compliance with HIPAA.

2.11.Massachusetts Security of Personal Information. To the extent that Business Associate receives, stores, maintains, processes or otherwise is permitted access to "personal information," as such term is defined in 201 Code of Massachusetts Regulations ("CMR") 17.02 ("PI"), Business Associate shall: (1) maintain appropriate security measures to protect such personal information consistent with the standards set forth in 201 CMR 17.01-05 (the "Massachusetts Security Regulations"); and (2) Business Associate shall develop, implement and maintain a comprehensive written information security program that includes administrative, technical and physical safeguards that (i) satisfy the requirements of the Massachusetts Security Regulations and (ii) are consistent with the safeguards applicable to Company with respect to protecting protected health information ("PHI") pursuant to HIPAA, the HITECH Act and regulations promulgated thereunder.

III.	OBLIGATIONS OF COMPANY

3.1.Permissible Requests. Company shall not request Business Associate to use or disclose PHI in any manner that would not be permissible under HIPAA if done by Company (except as provided in Sections 2.1(a), (b) and (c), as applicable, of this BA Agreement).

3.2.Minimum Necessary PHI. When Company discloses PHI to Business Associate, Company shall provide the minimum amount of PHI necessary for the accomplishment of Business Associate’s purpose.

3.3.Permissions; Restrictions. Company warrants that it has ensured, or will ensure, any consents, authorizations and/or other legal permissions required under HIPAA and other applicable law for the disclosure of PHI to Business Associate. Company shall notify Business Associate of any changes in, or revocation of, the permission by an Individual to use or disclose his or her PHI, to the extent that such changes may affect Business Associate’s use or disclosure of PHI. Company shall provide such notice no later than ten (10) business days prior to the effective date of the change. Company shall not agree to any restriction on the use or disclosure of PHI under 45 CFR § 164.522 that restricts Business Associate’s use or disclosure of PHI under this BA Agreement unless such restriction is Required By Law or Business Associate grants its written consent, which consent shall not be unreasonably withheld.

3.4.Notice of Privacy Practices. Except as Required By Law, with Business Associate’s consent or as set forth in this BA Agreement, Company shall ensure there is no limitation in the applicable notice of privacy practices that limits Business Associate’s use or disclosure of PHI in providing the Services.

IV.	TERMINATION OF THE AGREEMENT

4.1.Termination Upon Breach of Provisions Applicable to PHI. This BA Agreement may be terminated by either Party (the “Non-Breaching Party”) upon thirty (30) days’ written notice to the other party (the “Breaching Party”) in the event that the Breaching Party materially breaches any provision contained in this BA Agreement in any material respect and such breach is not cured within such thirty (30) day period.

4.2.Return or Destruction of PHI upon Termination. Upon termination of this BA Agreement, Business Associate shall return or destroy all PHI created or received in accordance with this BA Agreement, and which Business Associate still maintains as PHI. Notwithstanding the foregoing, to the extent that Business Associate reasonably and in good faith determines that it is not feasible to return or destroy such PHI, the terms and provisions contained herein shall survive termination of this BA Agreement and such PHI shall be used or disclosed solely for such purpose or purposes which prevented the return or destruction of such PHI.

V.	LIMITATION OF LIABILITY

5.1.Limitation of Liability. In no event shall Business Associate’s and its present and former affiliates’, directors’, officers’, employees’, and agents’ aggregate liability arising out of or related to this BA Agreement, whether in contract, tort, or under any other theory of liability, exceed the amounts actually paid by and due from Company for Business Associate’s performance of the Services during the one (1) year period immediately preceding the date the cause of action arose.

5.2.Exclusion of Consequential and Related Damages. In no event shall Business Associate or its present and former affiliates, directors, officers, employees, or agents have any liability to Company or any third party for any lost profits, loss of data, loss of use, costs of procurement of substitute good or services, or for any indirect, special, incidental, punitive, or consequential damages however caused and, whether in contract, tort, or under any other theory of liability whether or not Business Associate has been advised of the possibility of such damage. Because some states or jurisdictions do not allow the exclusion or the limitation of liability for consequential or incidental damages, in such states or jurisdictions, Business Associate’s and its present and former subsidiaries’, affiliates’, directors’, officers’, employees’, and agents’ liability shall be limited to the maximum extent permitted by law.

5.3.Survival. This Section 5 shall survive the expiration or earlier termination of this BA Agreement.

VI.	GENERAL; COUNTERPARTS

This BA Agreement may be executed in two counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument. Copies of signatures sent by facsimile transmission or scanned and sent by email are deemed to be originals for purposes of execution and proof of this BA Agreement. Any action relating to this BA Agreement must be commenced within one (1) year after the date upon which the cause of action accrued. This BA Agreement may be modified, or any rights under it waived, only by a written document executed by the authorized representatives of both Parties. Each Party may assign this BA Agreement to any of its affiliates or to any successor in interest to the assets and operations of such Party.

VII.	NOTICES

All notices pursuant to this BA Agreement shall be in writing and shall be deemed duly given and properly served to a Party at the address as set forth below: (a) when delivered personally with written confirmation of receipt, (b) three (3) business days after being mailed to the addressee by registered or certified mail, postage prepaid, return receipt requested, or (c) when received by the addressee if sent by a recognized express delivery service.

Notice to Business Associate:

Fresenius Medical Care Holdings, Inc.

920 Winter St.

Waltham, MA 02451

Attn: Privacy Officer

With a copy to:

Fresenius Medical Care Holdings, Inc.

920 Winter St.

Waltham, MA 02451

Attn: Legal Department

Notice to Company:

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed this BA Agreement as of the BAA Effective Date.

FRESENIUS MEDICAL CARE HOLDINGS, INC.

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

EXHIBIT K

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

[RESERVED]

K-1

EXHIBIT L

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORMS OF SECRETARY’S CERTIFICATE

[Attached]

L-1

Certificate of Secretary

I certify that I am the Secretary of NMC Funding Corporation, a Delaware corporation (the Company). I hereby certify as follows:

1.

On the date of this Certificate, the person named in the table below has been duly appointed, is duly qualified as, and is an officer of the Company, and the signature below set forth opposite his name is his genuine signature.

Name	Office	Signature

Mark Fawcett	Treasurer	/s/ Mark Fawcett

2.

Attached as Exhibit A is a true and complete copy of the Company’s Certificate of Incorporation as filed in the Office of the Secretary of State of Delaware, together with all amendments adopted through the date of this Certificate.

3.	Attached as Exhibit B is a true and complete copy of the Company’s by-laws as in effect on the date of this Certificate, together with all amendments adopted through the date of this Certificate.

4.

Attached as Exhibit C are true and complete copies of the resolutions duly adopted by the Company’s board of directors as of August 11, 2021 by written consent. Such resolutions have not been revoked, modified, amended, or rescinded and are in full force and effect on the date of this Certificate.

5.	Attached as Exhibit D is a certificate of good standing of the Company, certified by the Delaware Secretary of State.

I have executed this Certificate on August 11, 2021.

/s/ Karen A. Gledhill
Karen A. Gledhill
Secretary

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EXHIBIT A

Certificate/Articles of Incorporation

1

EXHIBIT B

By-laws

1

EXHIBIT C

Resolutions

1

EXHIBIT D

Good Standing Certificate

1

EXHIBIT M

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

[RESERVED]

M-1

EXHIBIT N

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

[RESERVED]

N-1

EXHIBIT O

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF TRANSFERRING AFFILIATE LETTER

[Attached]

O-1

EXECUTION VERSION

SECOND AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of August 11, 2021

NATIONAL MEDICAL CARE, INC.

920 Winter Street

Waltham, MA 02451

Attention: Mark Fawcett

Dear Sirs:

We refer to the Third Amended and Restated Receivables Purchase Agreement dated as of August 11, 2021 between National Medical Care, Inc. (the “Seller”) and NMC Funding Corporation (the “Purchaser”) (such Agreement, as it may be amended, supplemented or otherwise modified from time to time being the “Agreement”). The undersigned Transferring Affiliates are parties to that certain Transferring Affiliate Letter dated as of October 16, 2008 (as amended prior to the date hereof, the “Existing Transferring Affiliate Letter’). The undersigned Transferring Affiliates hereby desire to amend and restate the Existing Transferring Affiliate Letter. Capitalized terms used and not otherwise defined in this Second Amended and Restated Transferring Affiliate Letter (this “Transferring Affiliate Letter”) have the meanings specified in the Agreement or, if not defined in the Agreement, in the Transfer and Administration Agreement referred to therein.

Effective as of the date hereof, this Transferring Affiliate Letter amends, restates and supersedes the Existing Transferring Affiliate Letter. This Transferring Affiliate Letter is not intended to constitute a novation of any obligations under the Existing Transferring Affiliate Letter. Upon the effectiveness of this Transferring Affiliate Letter, each reference to the Existing Transferring Affiliate Letter in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Transferring Affiliate Letter.

1.(a) Each of the undersigned Transferring Affiliates will from time to time forthwith sell to the Seller, and the Seller will from time to time forthwith purchase from such Transferring Affiliate, all of the present and future Receivables, and all Related Assets, if any, with respect thereto, which are owed from time to time to such Transferring Affiliate for an amount equal to the Intercompany Purchase Price (as defined below) of such Receivables, which amount the Seller shall pay to such Transferring Affiliate (i) in cash, (ii) by way of a credit to such Transferring Affiliate in the appropriate intercompany account, (iii) by delivery of one or more Letters of Credit procured by the Seller in such form or forms and for the benefit of such beneficiary or beneficiaries as may have been requested by such Transferring Affiliate or (iv) in any combination of the foregoing, in each case by the last Business Day of the month following the month in which such purchase was made (the related “TAL Settlement Date”). Each purchase of a Receivable and the Related Assets with respect thereto shall be deemed to be made on the date such Receivable is created.

The Seller shall settle from time to time each credit to the account of a Transferring Affiliate by way of (i) payments in cash, (ii) credits in amounts equal to cash expended, obligations incurred or the value of services or property provided by or on behalf of the Seller or (iii) delivery of one or more Letters of Credit procured by the Seller as requested by such Transferring Affiliate, in each case for the benefit of such Transferring Affiliate in accordance with the Seller’s and such Transferring Affiliate’s cash management and accounting policies.

As used herein, the term “Intercompany Purchase Price” shall mean a purchase price as may be agreed from time by each Transferring Affiliate and the Seller and which would provide the Seller with a reasonable return on its purchases hereunder after taking into account (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to the Seller of financing its investment in such Receivables during such period and (ii) the risk of nonpayment by the Obligors. Each Transferring Affiliate and the Seller may agree from time to time to change the Intercompany Purchase Price based on changes in the items described in clauses (i) and (ii) of the previous sentence, provided that any change to the Intercompany Purchase Price shall apply only prospectively and shall not affect the purchase price of Receivables sold prior to the date on which the Transferring Affiliate and the Seller agree to make such change.

In the event the Seller shall have procured one or more Letters of Credit for a Transferring Affiliate as part of the Intercompany Purchase Price for any Receivables, and the aggregate face amount of such Letters of Credit exceeds the aggregate Intercompany Purchase Price payable to such Transferring Affiliate on the related TAL Settlement Date, then an amount equal to such excess shall be debited from the appropriate intercompany account and shall be deemed to be a prepayment for application on a later TAL Settlement Date toward the Intercompany Purchase Price for Receivables subsequently purchased hereunder.

In the event the Seller shall have procured a Letter of Credit for a Transferring Affiliate as part of the Intercompany Purchase Price for any Receivables, and such Letter of Credit (i) expires or is cancelled or otherwise terminated with all or any portion of its face amount undrawn, or (ii) has its face amount decreased (for a reason other than a drawing having been made thereunder), then an amount equal to such undrawn amount or decrease, as the case may be, shall either be paid by the Seller in cash to such Transferring Affiliate on the next TAL Settlement Date or, if the Seller does not then have cash available therefor, shall be deemed to be a credit to such Transferring Affiliate in the appropriate intercompany account.

(b)If on any day the Purchaser becomes entitled to a Purchase Price Credit pursuant to Section 2.3(a) of the Agreement, the Seller shall become entitled to a credit against the Intercompany Purchase Price in the same amount as such Purchase Price Credit, which will be owed to the Seller by the Transferring Affiliate that originated the Receivable giving rise to the Purchase Price Credit. If any credit to which the Seller becomes so entitled on any date exceeds the aggregate Intercompany Purchase Price of the Receivables sold hereunder by such Transferring Affiliate on such date, then such

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Transferring Affiliate shall pay the remaining amount of such credit to the Seller in cash on the next succeeding Business Day; provided that, if the Termination Date has not occurred, such Transferring Affiliate shall be allowed to deduct the remaining amount of such credit from any indebtedness owed to it by the Seller with respect to other purchases of Receivables hereunder.

(c)It is the intention of the parties hereto that each purchase of Receivables under this Transferring Affiliate Letter shall constitute a sale of such Receivables, together with the Related Assets with respect thereto, from the applicable Transferring Affiliate to the Seller, conveying good title thereto free and clear of any Adverse Claims, and that such Receivables and Related Assets not be part of the applicable Transferring Affiliate’s estate in the event of an insolvency. If, notwithstanding the foregoing, the transactions contemplated under this Transferring Affiliate Letter should be deemed a financing and not a sale or such sale shall for any reason be ineffective or unenforceable (any of the foregoing a “Recharacterization”), each Transferring Affiliate and the Seller intend that such Transferring Affiliate shall be deemed to have granted to the Seller a first priority perfected and continuing security interest in all of such Transferring Affiliate’s right, title and interest in, to and under the Receivables now or hereafter arising that are purportedly sold to the Seller pursuant to this Transferring Affiliate Letter, together with the Related Assets with respect thereto, and that this Agreement shall constitute a security agreement under applicable law. In the case of any Recharacterization, each Transferring Affiliate and the Seller represents and warrants that each remittance of Collections by such Transferring Affiliate to the Seller hereunder will have been (i) in payment of a debt incurred by such Transferring Affiliate in the ordinary course of business or financial affairs of the Seller and such Transferring Affiliate and (ii) made in the ordinary course of business or financial affairs of such Transferring Affiliate and the Seller. The security interests deemed granted and granted pursuant to the two preceding sentences shall secure all obligations of the Transferring Affiliates hereunder and under the other Transaction documents (including, without limitation, all indemnification obligations of the Transferring Affiliates under Section 17 of this Transferring Affiliate Letter).

2.Each Transferring Affiliate hereby severally agrees as follows:

(a)Such Transferring Affiliate shall make each such sale strictly in accordance with the terms of this Transferring Affiliate Letter, without regard to whether any other Transferring Affiliate has performed or failed to perform any of such other Transferring Affiliate’s obligations hereunder.

(b)Such Transferring Affiliate will instruct all Obligors to cause all Collections to be deposited directly into a Special Account.

(c)Such Transferring Affiliate will act as the Seller’s agent for any Collections received by such Transferring Affiliate with respect to Receivables sold by such Transferring Affiliate to the Seller and such Collections will be held in trust and segregated from the other funds of such Transferring Affiliate until the same are delivered to the Seller. Such Transferring Affiliate agrees that such Collections constitute the Seller’s property and shall be promptly deposited directly to a Special Account.

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(d)Such Transferring Affiliate will not add or terminate any bank as a Special Account Bank to or from those listed in Exhibit C to the Agreement, nor make any change in its instructions to Obligors regarding payments to be made to any Special Account Bank; provided that a Transferring Affiliate may (A) add any bank as a Special Account Bank for purposes of this Transferring Affiliate Letter at any time following delivery to the Seller and its assigns of written notice of such addition and a Special Account Letter duly executed by such bank, and (B) terminate any Special Account Bank at any time following delivery to the Seller and its assigns of written notice of such termination and evidence satisfactory to the Seller and its assigns that the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account.

(e)In the event any Transferring Affiliate has instructed its Obligors to remit Collections to a Special Account that is maintained in the name of any Person other than such Transferring Affiliate, such Transferring Affiliate shall at all times ensure that such Person qualifies as a Designated Account Agent, including, without limitation, by causing such Person to execute and deliver to the Seller an Account Agent Agreement and by causing such Account Agent Agreement to remain in effect at all times. In furtherance of the foregoing, each such Transferring Affiliate hereby authorizes and directs each Person maintaining a Special Account on behalf of such Transferring Affiliate to (i) execute and deliver to the Seller and its assigns, an Account Agent Agreement, (ii) execute and deliver a Special Account Letter in respect of each such Special Account maintained by such Person, and (iii) otherwise take all actions, or omit to take all actions, required to be taken, or required to be omitted to be taken, by such Transferring Affiliate with respect to such Special Accounts in accordance with the terms of this Transferring Affiliate Letter.

3.Each Transferring Affiliate shall provide (or, if applicable, shall cause its Designated Account Agents to provide) standing instructions to each Special Account Bank (which standing instructions shall be maintained in full force and effect at all times) to transfer, prior to the close of business each banking day (i) all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank to the Concentration Account or an Intermediate Concentration Account and (ii) if an Intermediate Concentration Account has been established at such Special Account Bank, all Collections on deposit during such banking day in such Intermediate Concentration Account to the Concentration Account; provided, however, that if the Collections on deposit in any Special Account during such banking day shall be less than $20,000.00 (the “Minimum Amount”), the Special Account Bank shall transfer such Collections to the Concentration Account, or to the Intermediate Concentration Account, as applicable, on the next succeeding banking day in which Collections in such Special Account first exceed the Minimum Amount.

4.Each Transferring Affiliate hereby authorizes the Seller and its assigns, to the extent permitted by applicable law, to take any and all steps in such Transferring Affiliate’s name and on behalf of such Transferring Affiliate to collect all amounts due under such Receivables and Related Security, including, without limitation, endorsing such Transferring Affiliate’s name on checks and other instruments representing collections and enforcing such Receivables and Related Security and the related Contracts; provided, however, neither that the Seller nor any of its assigns shall have the power or authority to direct Obligors of Receivables or Related Security payable under the CHAMPUS/VA, Medicare or Medicaid program to make payments of

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amounts due or to become due to such Transferring Affiliate in respect of such Receivables or Related Security directly either to the Intermediate Concentration Account or the Concentration Account or to the Seller, the Seller’s assigns or any of their respective designees, except for any such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

5.Each Transferring Affiliate agrees that from time to time, to the extent permitted by applicable law, it will promptly execute and deliver all further instruments and documents, and take all further action that the Seller or its assigns may reasonably request in order to perfect, protect or more fully evidence the ownership interest of the Seller in the Receivables, Related Security and Collections, and any interest therein acquired by any assignee of the Seller, or to enable the Seller or its assigns to exercise or enforce any of their respective rights hereunder or under the Agreement or the Certificate. Without limiting the generality of the foregoing, each Transferring Affiliate will, upon the request of the Seller or its assigns: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate in order to perfect, protect or evidence the ownership interest of the Seller or the interest of any assignee thereof; (ii) mark conspicuously each of its records evidencing each Receivable and Related Security and the related Contract with a legend, acceptable to the Seller and its assigns, evidencing that such Receivable and Related Security have been sold in accordance with this Transferring Affiliate Letter, the Agreement or any document, instrument or agreement made in favor of any assignee; and (iii) mark its master data processing records evidencing such Receivables and Related Security and related Contracts with such legend. Each Transferring Affiliate hereby authorizes the Seller to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to the Receivables and Related Security sold by it to the Seller or any assignee now existing or hereafter arising without the signature of such Transferring Affiliate where permitted by law. If any Transferring Affiliate fails to perform any of its agreements or obligations under this Transferring Affiliate Letter, the Seller or any of its assigns may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Seller or any of its assigns incurred in connection therewith shall be payable by such Transferring Affiliate.

6.Each Transferring Affiliate hereby severally represents and warrants as to itself as follows:

(a)Such Transferring Affiliate is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized and existing and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified and where the failure to so qualify would materially and adversely affect the business, condition, operations or properties of such Transferring Affiliate.

(b)The execution, delivery and performance by such Transferring Affiliate of this Transferring Affiliate Letter are within such Transferring Affiliate’s corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) such Transferring Affiliate’s charter or by-laws, (ii) any law, rule or regulation, including, without limitation the Social Security Act, any CHAMPUS Regulation, any Medicaid Regulation or any Medicare Regulation or (iii) any contractual or legal restriction binding on or affecting such Transferring Affiliate or its properties, and do not result in or require the creation of any Adverse Claim (other than

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pursuant hereto) upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(c)No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Transferring Affiliate of this Transferring Affiliate Letter or for the perfection of or the exercise by the Seller or any assignee thereof of their respective rights and remedies under this Transferring Affiliate Letter, except for the filings of the financing statements referred to in Article IV of the TAA, all of which, on or prior to the date of the initial purchase thereunder, will have been duly made and be in full force and effect.

(d)This Transferring Affiliate Letter is the legal valid and binding obligation of such Transferring Affiliate enforceable against such Transferring Affiliate in accordance with its terms, except as may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

(e)Such Transferring Affiliate will be, at the time of each sale hereunder, the legal and beneficial owner of each Receivable, and any Related Security with respect thereto, originally owed to such Transferring Affiliate and sold from time to time to the Seller hereunder, free and clear of any Adverse Claim except as created by the Agreement (or any subsequent assignment by the assignee thereunder). Upon each such sale of each such Receivable and Related Security hereunder, the Seller will acquire all right, title and interest in and to, and a valid and perfected first priority 100% ownership interest in, such Receivable and Related Security, and Collections with respect thereto, free and clear of any Adverse Claim except as created by the Agreement (or any subsequent assignment by the assignee thereunder). No effective financing statement or other instrument similar in effect covering any such Receivable or Related Security, or Collections with respect thereto, is on file in any recording office, except those filed in favor of the Seller relating to the Agreement (or any subsequent assignment by the assignee thereunder).

(f)Each Investor Report (to the extent that information contained therein is supplied by such Transferring Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by such Transferring Affiliate to the Seller or any of its assigns in connection the Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Seller or the applicable assignee, as the case may be, at such time) as of the date so furnished, and no such document (if not prepared by or under the direction of such Transferring Affiliate or to the extent that the information contained therein is not supplied by such Transferring Affiliate, to the best of such Transferring Affiliate’s knowledge) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

(g)(i) The chief executive office of such Transferring Affiliate, except NMC Medical Products, Inc., is located at 920 Winter Street, Waltham, Massachusetts 02451, and (ii) the office where such Transferring Affiliate keeps its records concerning the Receivables is located at the address specified for such Transferring Affiliate in Exhibit J to the Agreement (or, in the case of each of clauses (i) or (ii) above, at such other locations, notified to the Seller and its assigns in

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accordance with Section 2.6 of the Agreement, in jurisdictions where all action required by Section 2.6 of the Agreement has been taken and completed).

(h)The names and addresses of all the Special Account Banks (and, if applicable, the Designated Account Agent in respect thereof), the Intermediate Concentration Account Banks and the Concentration Account Bank, together with the account numbers of the Special Accounts at such Special Account Banks, the account numbers of the Intermediate Concentration Accounts at such Intermediate Concentration Account Banks and the account number of the Concentration Account of the Transferor at the Concentration Account Bank, are specified in writing in the Account Schedule (or at such other Special Account Banks, with such other Special Accounts, Intermediate Concentration Account or with such other Designated Account Agents in respect of which all of the requirements set forth in Section 5.2(e) of the Agreement have been satisfied).

Each Transferring Affiliate acknowledges that it has received a copy of the Agreement and hereby severally represents and warrants that each representation and warranty made by the Seller under the Agreement in respect of such Transferring Affiliate, or in respect of any of the assets or properties of such Transferring Affiliate, is true and correct and shall be true and correct on each date under the Agreement on which the Seller is required to remake (or is deemed to have remade) any such representation and warranty for the benefit of the Purchaser. In addition, with respect to any covenant or undertaking required to be performed by the Seller under the Agreement which relates to any Transferring Affiliate or the assets or properties of such Transferring Affiliate, such Transferring Affiliate severally agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of such covenant or undertaking.

7.Anything to the contrary herein notwithstanding, all CHAMPUS/VA, Medicare or Medicaid payments which are made by an Obligor with respect to any Receivables shall be collected from such Obligor only by (i) the Transferring Affiliate which furnished the services for which such payments are made or (ii) an agent of such Transferring Affiliate, except to the extent that an Obligor may be required to submit any such payments directly to a Person other than a Transferring Affiliate pursuant to a court-ordered assignment which is valid, binding and enforceable under applicable federal and state CHAMPUS/VA, Medicare and Medicaid laws, rules and regulations; and this Transferring Affiliate Letter shall not be construed to permit any other Person, in violation of applicable federal and state CHAMPUS/VA, Medicare or Medicaid laws, rules and regulations to collect or receive, or to be entitled to collect or receive, any such payments prior to a Transferring Affiliate’s or such agent’s receipt thereof.

8.No amendment or waiver of any provision of this Transferring Affiliate Letter, and no consent to any departure by any Transferring Affiliate herefrom, shall in any event be effective unless the same shall be in writing and signed by the Seller, each assignee of the Seller and the Transferring Affiliate or Transferring Affiliates to be bound thereby (or, in the case of waiver, by the party or parties waiving the provision hereof), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Subject to satisfaction of the conditions set forth in Section 2.15 of the TAA, any Transferring Affiliate may be removed as a party hereto if (i) such Transferring Affiliate, the Seller and the Transferor have delivered to each Administrative Agent and the Agent a duly executed

7

supplement substantially in the form attached to this Transferring Affiliate Letter as Exhibit 1 (a “Removal Supplement”) and (ii) such Removal Supplement shall have been acknowledged in writing by the Agent.

9.All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including writing delivered by way of mail, email, telecopier, telegraphic, telex or cable communication) and mailed, emailed, telecopied, telegraphed, telexed, cabled or delivered, as to each party hereto, at its address set forth, in the case of each Transferring Affiliate, as its chief executive office on Exhibit J to the Agreement; in the case of the Seller, under its name on the signature pages of the Agreement; in the case of any assignee of the Seller, such address as shall have been notified by such assignee to the Transferring Affiliates; or, in the case of each party hereto (or any such assignee), at such other address as shall be designated by such party in a written notice to the Seller and its assignees. All such notices and communications shall, when mailed, emailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, emailed, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

10.This Transferring Affiliate Letter shall be binding upon, and inure to the benefit of, and be enforceable by, each Transferring Affiliate, the Seller and their respective successors and assigns, except that no Transferring Affiliate shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Seller and its assigns.

11.The Seller may assign at any time any or all of its rights and obligations hereunder and interests herein to any other Person without the consent of the any Transferring Affiliate. Without limiting the foregoing, each Transferring Affiliate acknowledges that (i) the Seller, pursuant to the Agreement, shall assign to the Purchaser all of its right, title and interest in and to the Receivables and the Related Security, together with all of its rights, remedies, powers and privileges hereunder, (ii) the Purchaser, pursuant to that certain Eighth Amended and Restated Transfer and Administration Agreement dated as of August 11, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “TAA”) among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors” (together with the Conduit Investors, the “Investors”), the Persons parties thereto as “Administrative Agents” and The Bank of Nova Scotia, as agent (in such capacity, the “Agent”), shall assign to the Agent, for the benefit of the Investors, an undivided percentage ownership interest in all of the Purchaser’s right, title and interest in and to the Receivables and the Related Security, together with all of the Purchaser’s rights, remedies, powers and privileges hereunder, and (iii) the Agent or any Investor may further assign such rights, interests, remedies, powers and privileges to the extent permitted in the TAA. Each Transferring Affiliate agrees that the Agent, as the assignee of the Seller, shall, subject to the terms of the TAA, have the right to enforce this Transferring Affiliate Letter and to exercise directly all of the Seller’s rights and remedies under this Transferring Affiliate Letter (including, without limitation, the right to give or withhold any consents or approvals of the Seller to be given or withheld hereunder) and each Transferring Affiliate agrees to cooperate fully with the Agent and the Collection Agent in the exercise of such rights and remedies. Each Transferring Affiliate agrees to give to the Agent copies of all notices it is required to give to the Seller hereunder and to permit the Agent and the Investors (and their assignees) to inspect the books and records of such Transferring Affiliate relating to the Receivables and the Related

8

Security at any time, upon reasonable notice given by the Agent or such Investor to the Seller and such Transferring Affiliate. Each Transferring Affiliate agrees that, to the extent the Seller is herein permitted to take any action or to provide any information or report, the Agent and the Investors (and their assignees) may similarly so direct and require (with or without the concurrence of the Seller) such Transferring Affiliate to take such action or to provide such information or report. This Transferring Affiliate Letter shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date (the “Collection Date”) that the TAA shall be terminated in accordance with its terms and all “Aggregate Unpaids” thereunder paid in full; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by any Transferring Affiliate hereunder shall be continuing and shall survive any termination of this Transferring Affiliate Letter.

12.Each Transferring Affiliate hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any Conduit Investor, it will not institute against, or join any other Person in instituting against, such Conduit Investor any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. Each Transferring Affiliate further covenants and agrees that, prior to the date which is one year and one day after the Collection Date, it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. For purposes of the foregoing, the term “Conduit Investor” shall include each party identified as a Conduit Investor for purposes of Section 10.9 of the TAA. The provisions of this Section shall survive the termination of this Agreement.

13.No failure on the part of the Seller or any assignee thereof to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14.This Transferring Affiliate Letter shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that the perfection of the interests of the Seller and its assigns, or remedies hereunder, in respect of the Receivables, any Related Security or any Collections in respect thereof, are governed by the laws of a jurisdiction other than the State of New York.

15.The Seller and each of its assignees (including the Agent) is hereby authorized by each of the Transferring Affiliates and the Seller to demand specific performance of this Transferring Affiliate Letter at any time when any of the Transferring Affiliates or the Seller shall have failed to comply with any of the provisions of this Transferring Affiliate Letter applicable to any such Transferring Affiliate or the Seller. Each of the Transferring Affiliates and the Seller hereby irrevocable waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

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16.This Transferring Affiliate Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart via email or other electronic transmission shall be as effective as delivery of an original counterpart.

17.Indemnities by the Transferring Affiliates. Without limiting any other rights which the Seller or any other Indemnified Party (as defined below) may have hereunder or under applicable law, the Transferring Affiliates hereby jointly and severally agree to indemnify the Seller and any successors and permitted assigns (including, without limitation, the Purchaser, Conduit Investors, the Bank Investors, the Agent, the Administrative Agents, the Collateral Agents, the Liquidity Providers and the Credit Support Providers) and their respective officers, directors and employees (collectively, “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees (which such attorneys may be employees of any Liquidity Provider, any Credit Support Provider, the Agent, any Administrative Agent, any Collateral Agent or the Purchaser, as applicable) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them in any action or proceeding between any Transferring Affiliate or any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Transferring Affiliate Letter, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, by the Seller and its assigns of Receivables and Related Assets or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party, Indemnified Amounts for which the Seller is compensated under Section 1(b), or (iii) recourse (except as otherwise specifically provided in this Transferring Affiliate Letter) for uncollectible Receivables. Without limiting the generality of the foregoing, the Transferring Affiliates, jointly and severally, shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

(i)any representation or warranty made by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) or any officers of any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) under or in connection with this Transferring Affiliate Letter or any of the other Transaction Documents, any Investor Report or any other information or report delivered by any Parent Group Member pursuant to or in connection with any Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made;

(ii)the failure by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) to comply with any applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation), including with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

10

(iii)the failure to vest and maintain vested in the Purchaser a first priority ownership interest in the Affected Assets free and clear of any Adverse Claim;

(iv)the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Affected Assets;

(v)any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

(vi)any failure of the Collection Agent (if a Parent Group Member or designee thereof) to perform its duties or obligations in accordance with the provisions of the TAA; or

(vii)any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable;

(viii)the transfer of an ownership interest in any Receivable other than an Eligible Receivable;

(ix)the failure by any Parent Group Member (individually or as Collection Agent) to comply with any term, provision or covenant contained in this Transferring Affiliate Letter or any of the other Transaction Documents to which it is a party or to perform any of its respective duties under the Contracts;

(x)the failure of any Originating Entity to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with any of the Receivables;

(xi)the commingling by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) of Collections of Receivables at any time with other funds;

(xii)any investigation, litigation or proceeding related to Transferring Affiliate Letter, any of the other Transaction Documents, the use of proceeds of Transfers by the Seller or any other Originating Entity, the ownership of any Receivable, Related Security or Contract or any interest therein;

(xiii)the failure of any Special Account Bank or any Designated Account Agent to remit any amounts held by it pursuant to the instructions set forth in the applicable Special Account Letter, Intermediate Concentration Account Agreement or Concentration Account Agreement or any instruction of the Collection Agent, the Seller, any Originating Entity or the Agent (to the extent such Person is entitled to give such

11

instructions in accordance with the terms of the Transaction Documents) whether by reason of the exercise of set-off rights or otherwise;

(xiv)any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Seller to qualify to do business or file any notice of business activity report or any similar report;

(xv)any failure of the Seller to give reasonably equivalent value to any Transferring Affiliate in consideration of the purchase by the Seller from such Transferring Affiliate of any Receivable, or any attempt by any Person to void, rescind or set-aside any such transfer or any transfer of any Receivable hereunder under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

(xvi)any action taken by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) in the enforcement or collection of any Receivable; provided, however, that if any Conduit Investor enters into agreements for the purchase of interests in receivables from one or more Other Transferors, such Conduit Investor shall allocate such Indemnified Amounts which are in connection with any applicable Liquidity Provider Agreement, Credit Support Agreement or the credit support furnished by any applicable Credit Support Provider to the Seller and each Other Transferor; and provided, further, that if such Indemnified Amounts are attributable to any Parent Group Member and not attributable to any Other Transferor, the Seller shall be solely liable for such Indemnified Amounts or if such Indemnified Amounts are attributable to Other Transferors and not attributable to any Parent Group Member, such Other Transferors shall be solely liable for such Indemnified Amounts;

(xvii)any reduction or extinguishment of, or any failure by any Obligor to pay (in whole or in part), any Receivable or any Related Security with respect thereto as a result of or on account of any violation of or prohibition under any law, rule or regulation now or hereafter in effect from time to time, including without limitation and CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation, or as a result of or on account of the entering of any judicial or regulatory order or agreement adversely affecting the Seller or any Parent Group Member; or

(xviii)any failure by the Seller or any Parent Group Member to maintain all governmental and other authorization and approvals necessary to render the services, or sell the merchandise, resulting in Receivables.

18.Perfection Representations. The Perfection Representations shall be a part of the Agreement for all purposes. Each Transferring Affiliate hereby makes the representations and warranties set forth in the Perfection Representations as of the date of each sale of Receivables hereunder. The Perfection Representations shall survive termination of this Agreement.

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EXECUTION VERSION

Very truly yours,

1.	APHERESIS CARE GROUP, INC.
2.	BIO-MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
3.	BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
4.	BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
5.	BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
6.	BIO-MEDICAL APPLICATIONS OF AQUADILLA, INC.
7.	BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
8.	BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
9.	BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
10.	BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC.
11.	BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
12.	BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
13.	BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
14.	BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
15.	BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
16.	BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
17.	BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
18.	BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
19.	BIO-MEDICAL APPLICATIONS OF DOVER, INC.
20.	BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
21.	BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
22.	BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
23.	BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
24.	BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
25.	BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
26.	BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
27.	BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
28.	BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
29.	BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
30.	BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
31.	BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
32.	BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
33.	BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
34.	BIO-MEDICAL APPLICATIONS OF MAINE, INC.

Signature Page to Second Amended and Restated Transferring Affiliate Letter

35.	BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
36.	BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
37.	BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
38.	BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
39.	BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
40.	BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
41.	BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
42.	BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
43.	BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
44.	BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
45.	BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
46.	BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
47.	BIO-MEDICAL APPLICATIONS OF NORTHEAST D.C., INC.
48.	BIO-MEDICAL APPLICATIONS OF OHIO, INC.
49.	BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
50.	BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
51.	BIO-MEDICAL APPLICATIONS OF PONCE, INC.
52.	BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
53.	BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
54.	BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
55.	BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
56.	BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
57.	BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
58.	BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
59.	BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
60.	BIO-MEDICAL APPLICATIONS OF TEXAS, INC.

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61.	BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
62.	BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
63.	BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
64.	BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
65.	BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
66.	BREVARD COUNTY DIALYSIS, LLC
67.	CLAYTON COUNTY DIALYSIS, LLC
68.	CLERMONT DIALYSIS CENTER, LLC
69.	COLLEGE PARK DIALYSIS, LLC
70.	COLUMBUS AREA RENAL ALLIANCE, LLC
71.	CONEJO VALLEY DIALYSIS, INC.
72.	DIALYSIS AMERICA GEORGIA, LLC
73.	DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
74.	DIALYSIS CENTERS OF AMERICA - ILLINOIS, INC.
75.	DIALYSIS MANAGEMENT CORPORATION
76.	DIALYSIS SERVICES OF ATLANTA, INC.
77.	DIALYSIS SERVICES OF CINCINNATI, INC.
78.	DIALYSIS SPECIALISTS OF MARIETTA, LTD.
79.	DIALYSIS SPECIALISTS OF TOPEKA, INC.
80.	DOUGLAS COUNTY DIALYSIS, LLC
81.	DU PAGE DIALYSIS LTD.
82.	EVEREST HEALTHCARE HOLDINGS, INC.
83.	EVEREST HEALTHCARE INDIANA, INC.
84.	EVEREST HEALTHCARE OHIO, INC.
85.	EVEREST HEALTHCARE RHODE ISLAND, INC.
86.	EVEREST HEALTHCARE TEXAS, L.P.
87.	FMS DELAWARE DIALYSIS, LLC
88.	FMS PHILADELPHIA DIALYSIS, LLC
89.	FONDREN DIALYSIS CLINIC, INC.
90.	FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
91.	FOUR STATE REGIONAL DIALYSIS CENTER, INC.
92.	FRESENIUS KIDNEY CARE GUAM, LLC
93.	FRESENIUS KIDNEY CARE PITTSBURGH, LLC
94.	FRESENIUS MANAGEMENT SERVICES, INC.
95.	FRESENIUS MEDICAL CARE – SOUTH TEXAS KIDNEY, LLC
96.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO, LLC
97.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES-OREGON, LLC
98.	FRESENIUS MEDICAL CARE HARSTON HALL, LLC
99.	FRESENIUS MEDICAL CARE HOLDINGS, INC.
100.	FRESENIUS MEDICAL CARE OF ILLINOIS, LLC

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101.	FRESENIUS MEDICAL CARE OF MONTANA, LLC
102.	FRESENIUS MEDICAL CARE VENTURES, LLC
103.	FRESENIUS MEDICAL CARE-OSUIM KIDNEY CENTERS, LLC
104.	FRESENIUS USA MANUFACTURING, INC.
105.	FRESENIUS USA MARKETING, INC.
106.	FRESENIUS USA, INC.
107.	GULF REGION MOBILE DIALYSIS, INC.
108.	HAEMO-STAT, INC.
109.	HAUPPAUGE DIALYSIS CENTER, LLC
110.	HENRY DIALYSIS CENTER, LLC
111.	HOLTON DIALYSIS CLINIC, LLC
112.	HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
113.	HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
114.	INLAND NORTHWEST RENAL CARE GROUP, LLC
115.	JEFFERSON COUNTY DIALYSIS, INC.
116.	KDCO, INC.
117.	KENTUCKY RENAL CARE GROUP, LLC
118.	LITTLE ROCK DIALYSIS, INC.
119.	MAUMEE DIALYSIS SERVICES, LLC
120.	METRO DIALYSIS CENTER - NORMANDY, INC.
121.	METRO DIALYSIS CENTER - NORTH, INC.
122.	NATIONAL MEDICAL CARE, INC.
123.	NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
124.	NEW YORK DIALYSIS SERVICES, INC.
125.	NNA OF ALABAMA, INC.
126.	NNA OF EAST ORANGE, L.L.C.
127.	NNA OF GEORGIA, INC.
128.	NNA OF HARRISON, L.L.C.
129.	NNA OF LOUISIANA, LLC
130.	NNA OF OKLAHOMA, INC.
131.	NNA OF OKLAHOMA, L.L.C.
132.	NNA OF RHODE ISLAND, INC.
133.	NNA OF TOLEDO, INC.
134.	NNA-SAINT BARNABAS-LIVINGSTON, L.L.C.
135.	NNA-SAINT BARNABAS, L.L.C.
136.	NORTHERN NEW JERSEY DIALYSIS, L.L.C.
137.	NRA-ADA, OKLAHOMA, LLC
138.	NRA-AUGUSTA, GEORGIA, LLC
139.	NRA-BAMBERG, SOUTH CAROLINA, LLC
140.	NRA-CROSSVILLE, TENNESSEE, LLC
141.	NRA-FARMINGTON, MISSOURI, LLC
142.	NRA-GEORGETOWN, KENTUCKY, LLC
143.	NRA-HOGANSVILLE, GEORGIA, LLC
144.	NRA-HOLLY HILL, SOUTH CAROLINA, LLC

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145.	NRA-HOLLYWOOD, SOUTH CAROLINA, LLC
146.	NRA-INPATIENT DIALYSIS, LLC
147.	NRA-LAGRANGE, GEORGIA, LLC
148.	NRA-MT. PLEASANT, SOUTH CAROLINA, LLC
149.	NRA-NEW CASTLE, INDIANA, LLC
150.	NRA-NEWNAN ACQUISITION, LLC
151.	NRA-ORANGEBURG, SOUTH CAROLINA, LLC
152.	NRA-PALMETTO, GEORGIA, LLC
153.	NRA-PRINCETON, KENTUCKY, LLC
154.	NRA-ROANOKE, ALABAMA, LLC
155.	NRA-SOUTH CITY, MISSOURI, LLC
156.	NRA-ST. LOUIS (HOME THERAPY CENTER), MISSOURI, LLC
157.	NRA-ST. LOUIS, MISSOURI, LLC
158.	NRA-TALLADEGA, ALABAMA, LLC
159.	NRA-VALDOSTA (NORTH), GEORGIA, LLC
160.	NRA-VALDOSTA, GEORGIA, LLC
161.	NRA-WASHINGTON COUNTY, MISSOURI, LLC
162.	NRA-WINCHESTER, INDIANA, LLC
163.	QUALICENTERS ALBANY, LTD.
164.	QUALICENTERS BEND LLC
165.	QUALICENTERS COOS BAY, LTD.
166.	QUALICENTERS EUGENE-SPRINGFIELD, LTD.
167.	QUALICENTERS INLAND NORTHWEST L.L.C.
168.	QUALICENTERS PUEBLO LLC
169.	QUALICENTERS SALEM LLC
170.	RAI CARE CENTERS OF ALABAMA, LLC
171.	RAI CARE CENTERS OF FLORIDA I, LLC
172.	RAI CARE CENTERS OF FLORIDA II, LLC
173.	RAI CARE CENTERS OF GEORGIA I, LLC
174.	RAI CARE CENTERS OF ILLINOIS I, LLC
175.	RAI CARE CENTERS OF ILLINOIS II, LLC
176.	RAI CARE CENTERS OF MARYLAND I, LLC
177.	RAI CARE CENTERS OF MICHIGAN I, LLC
178.	RAI CARE CENTERS OF MICHIGAN II, LLC
179.	RAI CARE CENTERS OF NEBRASKA II, LLC
180.	RAI CARE CENTERS OF NORTH CAROLINA II, LLC
181.	RAI CARE CENTERS OF NORTHERN CALIFORNIA I, LLC
182.	RAI CARE CENTERS OF NORTHERN CALIFORNIA II, LLC
183.	RAI CARE CENTERS OF OAKLAND II, LLC
184.	RAI CARE CENTERS OF SOUTH CAROLINA I, LLC
185.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA I, LLC

18

186.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA II, LLC
187.	RAI CARE CENTERS OF VIRGINIA I, LLC
188.	RCG BLOOMINGTON, LLC
189.	RCG EAST TEXAS, LLP
190.	RCG INDIANA, L.L.C.
191.	RCG IRVING, LLP
192.	RCG MARTIN, LLC
193.	RCG MEMPHIS EAST, LLC
194.	RCG MISSISSIPPI, INC.
195.	RCG PENSACOLA, LLC
196.	RCG ROBSTOWN, LLP
197.	RCG UNIVERSITY DIVISION, INC.
198.	RELIANT RENAL CARE LAPEER HOME CHOICE, LLC
199.	RENAL CARE GROUP, INC.
200.	RENAL CARE GROUP ALASKA, INC.
201.	RENAL CARE GROUP EAST, INC.
202.	RENAL CARE GROUP MAPLEWOOD, LLC
203.	RENAL CARE GROUP NORTHWEST, INC.
204.	RENAL CARE GROUP OF THE MIDWEST, INC.
205.	RENAL CARE GROUP OF THE OZARKS, LLC
206.	RENAL CARE GROUP OF THE ROCKIES, LLC
207.	RENAL CARE GROUP OF THE SOUTH, INC.
208.	RENAL CARE GROUP OF THE SOUTHEAST, INC.
209.	RENAL CARE GROUP SOUTH NEW MEXICO, LLC
210.	RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
211.	RENAL CARE GROUP SOUTHWEST, L.P.
212.	RENAL CARE GROUP TERRE HAUTE, LLC
213.	RENAL CARE GROUP TEXAS, INC.
214.	RENAL CARE GROUP TOLEDO, LLC
215.	RENAL CARE GROUP-HARLINGEN, L.P.
216.	RENALPARTNERS, INC.
217.	RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
218.	RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
219.	RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
220.	RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
221.	RENEX DIALYSIS CLINIC OF ORANGE, INC.
222.	RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
223.	RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
224.	RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
225.	RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
226.	RENEX DIALYSIS FACILITIES, INC.

19

227.	SAINT LOUIS RENAL CARE, LLC
228.	SAN DIEGO DIALYSIS SERVICES, INC.
229.	SANTA BARBARA COMMUNITY DIALYSIS CENTER, INC.
230.	SMYRNA DIALYSIS CENTER, LLC
231.	SSKG, INC.
232.	ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
233.	STAT DIALYSIS CORPORATION
234.	STONE MOUNTAIN DIALYSIS CENTER, LLC
235.	STUTTGART DIALYSIS, LLC
236.	TAPPAHANNOCK DIALYSIS CENTER, INC.
237.	TERRELL DIALYSIS CENTER, L.L.C.
238.	WARRENTON DIALYSIS FACILITY, INC.
239.	WEST END DIALYSIS CENTER, INC.
240.	WSKC DIALYSIS SERVICES, INC.

20

(each a “Transferring Affiliate”)

By:
Name:
Title:

Acknowledged and accepted:

NATIONAL MEDICAL CARE, INC.

By
Name:
Title:

NMC FUNDING CORPORATION

By
Name:
Title:

Signature Page to Second Amended and Restated Transferring Affiliate Letter

The undersigned acknowledges and accepts the foregoing, and hereby gives notice to each Transferring Affiliate that, for purposes of Section 9 of the Transferring Affiliate Letter, the address of the undersigned is The Bank of Nova Scotia.

The Bank of Nova Scotia as Agent

By
Name:
Title:

Signature Page to Second Amended and Restated Transferring Affiliate Letter

EXHIBIT 1

Amended and Restated

Exhibit 1 to the

Amended and Restated

Transferring Affiliate Letter

FORM OF REMOVAL SUPPLEMENT

Reference is hereby made to the Amended and Restated Transferring Affiliate Letter dated October 16, 2008 (the “Transferring Affiliate Letter”) from the Transferring Affiliates to National Medical Care, Inc. (the “Seller”), as the same may be amended, restated, supplemented or otherwise modified from time to time. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Transferring Affiliate Letter.

Subject to satisfaction of the conditions set forth in Section 8 of the Transferring Affiliate Letter and Section 2.15 of the TAA, [                  ] (the “Removed TA”) is hereby removed as a Transferring Affiliate from the Transferring Affiliate Letter on the date hereof (such date, the “Removal Date”).

Notwithstanding the removal of the Removed TA as a Transferring Affiliate under the Transferring Affiliate Letter, on and after the Removal Date, the Removed TA agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of each covenant or undertaking required to be performed by the Seller under the Agreement that relates to any Collections, accounts or the assets or properties of the Removed TA.

The execution, delivery and effectiveness of this Removal Supplement shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

THIS REMOVAL SUPPLEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

This Removal Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart via email or other electronic transmission shall be as effective as delivery of an original counterpart.

Ex 1-1

[TRANSFERRING AFFILIATE],
as Removed TA

By:
Name:
Title:

NATIONAL MEDICAL CARE, INC.,
as Seller

By:
Name:
Title:

NMC FUNDING CORPORATION,
as Purchaser and Transferor

By:
Name:
Title:

Ex 1-2

EXHIBIT P

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF RECEIVABLES PURCHASE AGREEMENT AND PARENT AGREEMENT

[Attached]

P-1

FORM OF

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

EXECUTION VERSION

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

between

NATIONAL MEDICAL CARE, INC.

as Seller

and

NMC FUNDING CORPORATION

as Purchaser

Dated as of August 11, 2021

TABLE OF CONTENTS

		Page

Article I
DEFINITIONS

SECTION 1.1.	Certain Defined Terms	1
SECTION 1.2.	Other Terms	10
SECTION 1.3.	Computation of Time Periods	11

Article II
PURCHASE AND SETTLEMENTS

SECTION 2.1.	Purchases of Receivables; Agreement to Purchase	11
SECTION 2.2.	Payment for the Purchases	12
SECTION 2.3.	Purchase Price Credit Adjustments	14
SECTION 2.4.	Payments and Computations, Etc	14
SECTION 2.5.	Transfer of Records to Purchaser	14
SECTION 2.6.	Protection of Ownership Interest of the Purchaser	15
SECTION 2.7.	Additional Transferring Affiliates	16
SECTION 2.8.	Letters of Credit	16
Article III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1.	Representations and Warranties of the Seller	18
SECTION 3.2.	Reaffirmation of Representations and Warranties by the Seller	22

Article
IV CONDITIONS PRECEDENT

SECTION 4.1.	Conditions Precedent to Closing	22
SECTION 4.2.	Conditions Precedent to Purchases	22
Article V
COVENANTS

SECTION 5.1.	Affirmative Covenants of Seller	23
SECTION 5.2.	Negative Covenants of the Seller	28

-i-

-ii-

EXHIBITS

EXHIBIT A	[RESERVED]

EXHIBIT B	[RESERVED]

EXHIBIT C	[RESERVED]

EXHIBIT D	Form of Special Account Letter

EXHIBIT E	Form of Subordinated Note

EXHIBIT F	List of Actions and Suits

EXHIBIT G	Location of Records

EXHIBIT H	List of Seller’s Subsidiaries, Divisions and Tradenames

EXHIBIT I	Form of Transferring Affiliate Letter

EXHIBIT J	List of Transferring Affiliates, Chief Executive Offices of Transferring Affiliates and Tradenames

EXHIBIT K	Form of Account Agent Agreement

-iii-

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Agreement”) dated as of August 11, 2021, is entered into by and between NATIONAL MEDICAL CARE, INC., a Delaware corporation, as seller (the “Seller”), and NMC FUNDING CORPORATION, a Delaware corporation, as purchaser (the “Purchaser”).

PRELIMINARY STATEMENTS

WHEREAS, the Seller and the Purchaser are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of January 17, 2013 (as amended prior to the date hereof, the “Existing Receivables Purchase Agreement”); and

WHEREAS, the parties hereto desire to amend and restate the Existing Receivables Purchase Agreement in its entirety.

NOW, THEREFORE, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA. As used in this Agreement, the following terms shall have the following meanings:

“Account Agent Agreement” means an agreement in substantially the form of Exhibit K hereto.

“Adverse Claim” means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties).

“Affected Assets” means, collectively, the Receivables and the Related Security, Collections and Proceeds relating thereto.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting stock, by contract or otherwise.

“Aggregate Unpaids” has the meaning specified in the TAA.

“Agreement” has the meaning specified in the Preamble hereto.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. §101 et seq., as amended.

“Base Rate” has the meaning specified in the TAA.

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Seller or any ERISA Affiliate of the Seller is, or at any time during the immediately preceding six years was, an “employer” as defined in Section 3(5) of ERISA.

“Business Day” means any day excluding Saturday, Sunday and any day on which banks in New York, New York are authorized or required by law to close.

“CHAMPUS/VA” means, collectively, (i) the Civilian Health and Medical Program of the Uniformed Service, a program of medical benefits covering retirees and dependents of a member or a former member of a uniformed service, provided, financed and supervised by the United States Department of Defense and established by 10 USC §1071 et seq. and (ii) the Civilian Health and Medical Program of Veterans Affairs, a program of medical benefits covering dependents of veterans, administered by the United States Veterans’ Administration and Department of Defense and established by 38 USC §1713 et seq.

“CHAMPUS/VA Regulations” means collectively, all regulations of the Civilian Health and Medical Program of the Uniformed Services and the Civilian Health and Medical Program of Veterans Affairs, including (a) all federal statutes (whether set forth in 10 USC 1071, 38 USC 1713 or elsewhere) affecting CHAMPUS/VA; and (b) all applicable provisions of all rules, regulations (including 32 CFR 199 and 38 CFR 17.54), manuals, orders, and administrative, reimbursement and other guidelines of all governmental authorities (including, without limitation, HHS, the Department of Defense, the Veterans’ Administration, the Department of Transportation, the Assistant Secretary of Defense (Health Affairs), and the Office of CHAMPUS, or any Person or entity succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

“Closing Date” means August 11, 2021.

“CMS” means the Centers for Medicare and Medicaid Services, formerly known as the Health Care Financing Administration, an agency of the HHS charged with administering and regulating, among other things, certain aspects of Medicaid and Medicare and any successor agency or agencies charged with such responsibilities.

“Code” means the Internal Revenue Code of 1986, as amended. “Collection Account” has the meaning specified in the TAA.

“Collection Agent” means at any time the Person then authorized pursuant to Section 6.1 of the TAA to service, administer and collect Receivables.

2

“Collection Date” means the date on which the TAA shall be terminated in accordance with its terms and all of the Aggregate Unpaids thereunder paid in full.

“Commercial Obligor” means any Obligor referred to in clause (C) or (E) of the definition of “Obligor”.

“Concentration Account” has the meaning specified in the TAA.

“Concentration Account Agreement” has the meaning specified in the TAA.

“Concentration Account Bank” has the meaning specified in the TAA.

“Concentration Account Notice” has the meaning specified in the TAA.

“Confidential Information” has the meaning specified in Section 5.1(d).

“Credit and Collection Policy” shall mean the Seller’s credit and collection policy or policies and practices, relating to Contracts and Receivables existing on the date hereof and as modified from time to time in compliance with Section 5.2(c).

“Designated Account Agent” means, in the case of any Originating Entity, an Affiliate thereof that (i) is, directly or indirectly, a wholly-owned Subsidiary of FMCH, (ii) has agreed to maintain a deposit account for the benefit of such Originating Entity to which Obligors in respect of such Originating Entity have been directed to remit payments on Receivables, and (iii) shall have executed and delivered to the Purchaser an Account Agent Agreement.

“Eligible Receivable” has the meaning set forth in the TAA, except that, for purposes of this Agreement (a) the criteria listed in clause (ii) of the definition of Eligible Receivable in the TAA shall not be applicable and (b) references in clauses (iii) and (v) of such definition in the TAA to “the time of the initial creation of an interest therein hereunder” shall instead be deemed to mean and refer to “the time such Receivable was sold or transferred by the Seller to the Purchaser hereunder.”

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means, with respect to any Person, (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code (as in effect from time to time, the “Code”)) as such Person; (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person; or (iii) a member of the same affiliated service group (within the meaning of Section 414(n) of the Code) as such Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above.

“Event of Bankruptcy” means, with respect to any Person, (i) that such Person (a) shall generally not pay its debts as such debts become due or (b) shall admit in writing its inability to pay its debts generally or (c) shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against such Person seeking to adjudicate it

3

as bankruptcy or insolvent, or seeking liquidation, winding up, reorganization, arrangements, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) if such Person is a corporation (or other business entity), such Person or any Subsidiary shall take any corporate (or analogous) action to authorize any of the actions set forth in the preceding clauses (i) or (ii).

“Finance Charges” means, with respect to a Contract, any finance, interest, late or similar charges owing by an Obligor pursuant to such Contract.

“FME KGaA” means Fresenius Medical Care AG & Co. KGaA, a partnership limited by shares organized and existing under the laws of the Federal Republic of Germany and its successors and permitted assigns.

“FME KGaA Credit Facility” shall have the meaning specified in the TAA. “FMCH” means Fresenius Medical Care Holdings, Inc., a New York corporation, and its successors and permitted assigns.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such accounting profession, which are in effect as of the date of this Agreement.

“Guaranty” means, with respect to any Person any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any other creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract and shall include, without limitation, the contingent liability of such Person in connection with any application for a letter of credit.

“HHS” means the Department of Health and Human Services, an agency of the Federal Government of the United States.

“Hospital Obligor” means any Obligor referred to in clause (D) of the definition of “Obligor” contained in this Section 1.1 hereof.

“Indebtedness” or “indebtedness” means, with respect to any Person and without duplication, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person’s business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes,

4

acceptances, or other instruments, (v) obligations in respect of leases as determined under IFRS and (vi) obligations for which such Person is obligated pursuant to a Guaranty.

“Indemnified Amounts” has the meaning specified in Section 8.1 hereof.

“Indemnified Parties” has the meaning specified in Section 8.1 hereof.

“Intermediate Concentration Account” has the meaning specified in the TAA.

“Intermediate Concentration Account Agreement” has the meaning specified in the TAA.

“Intermediate Concentration Account Bank” has the meaning specified in the TAA.

“Intermediate Concentration Account Notice” has the meaning specified in the TAA.

“Investor Report” has the meaning specified in the TAA.

“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

“L/C Issuer” has the meaning specified in the TAA.

“Letter of Credit” has the meaning specified in the TAA.

“Letter of Credit Application” has the meaning specified in the TAA.

“Material Adverse Effect” means a material adverse effect on any of (i) the collectibility or enforceability of a material portion of the Receivables or Related Security, (ii) the ability of the Seller or any other Originating Entity to charge or collect a material portion of the Receivables or Related Security, (iii) the ability of (A) the Seller or any other Originating Entity to perform or observe in any material respect any provision of this Agreement or any other Transaction Document to which it is a party or (B) of FME KGaA or FMCH to cause the due and punctual performance and observation by the Seller of any such provision or, if the Seller shall fail to do so, to perform or observe any such provision required to be performed or observed by the Seller under this Agreement or any other Transaction Document to which the Seller is party, in each case pursuant to the Parent Agreement, (iv) the ability of (A) any Transferring Affiliate to perform or observe in any material respect any provision of the Transferring Affiliate Letter or, in the case of any Designated Account Agent, the applicable Account Agent Agreement or (B) of FME KGaA or FMCH to cause the due and punctual performance and observation by such Transferring Affiliate or such Designated Account Agent of any such provision or, if such Transferring Affiliate or such Designated Account Agent shall fail to do so, to perform or observe any such provision, in each case, pursuant to the Parent Agreement, (v) the financial condition, operations, businesses or properties of FME KGaA, FMCH, the Seller or the Transferor or (vi) the interests of the Purchaser and/or its assignees under the Transaction Documents.

5

“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 USC §§1396 et seq.) and any statutes succeeding thereto.

“Medicaid Regulations” means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid; (b) all state statutes and plans for medical assistance enacted in connection with such statutes and federal rules and regulations promulgated pursuant to or in connection with such statutes; and (c) all applicable provisions of all rules, regulations manuals, orders and administrative, reimbursement and other guidelines of all governmental authorities (including, without limitation, HHS, CMS, the office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 USC §§1395 et seq.) and any statutes succeeding thereto.

“Medicare Regulations” means, collectively, (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting Medicare; and (b) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement and other guidelines of all governmental authorities (including, without limitation, HHS, CMS, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with the foregoing (whether or not having the force of law), as each may be amended, supplemented or otherwise modified from time to time.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Seller or any ERISA Affiliate of the Seller on behalf of its employees.

“Net Investment” has the meaning specified in the TAA.

“Obligor” of any Receivable means (i) any Person obligated to make payments of such Receivable pursuant to a Contract and/or (ii) any Person owing any amount in respect of such Receivable, or in respect of any Related Security with respect to such Receivable; provided that all such Persons referred to in any of clauses (A), (B), (E), (F) and (G) below, and each Person referred to in any of clauses (C) and (D) below, shall be deemed for purposes of this Agreement to be one Obligor with respect to such Receivable:

(A):all Persons owing Receivables or Related Security under the Medicare program.

(B):all Persons owing Receivables or Related Security under the Medicaid program.

6

(C):each Person which is an insurance company.

(D):each Person which is a hospital or other health care provider.

(E):all Persons, other than health care providers or Persons referred to in clause (A), (B), (C) or (D) above or clause (F) or (G) below, owing Receivables arising from the sale of services or merchandise.

(F):all Persons owing Receivables or Related Security under the CHAMPUS/VA Program.

(G):all Persons who receive the services or merchandise the sale of which results in Receivables that are not insured, guaranteed or otherwise supported in respect thereof by any of the Persons referred to in clauses (A) through (F) above, including any Person owing any amount in respect of Receivables by reason of insurance policy deductibles or co-insurance agreements or arrangements.

“Official Body” means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles in each case whether foreign or domestic.

“Original Closing Date” means August 28, 1997.

“Originating Entity” means any of the Seller and any Transferring Affiliate.

“Parent Agreement” has the meaning specified in the TAA.

“Parent Group” means, collectively, FME KGaA, FMCH, the Seller, the Originating Entities and their Subsidiaries and Affiliates (other than the Purchaser), and “Parent Group Member” means any such Person individually.

“Person” means any corporation, limited liability company, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency or any government.

“Potential Seller Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Seller Default.

“Primary Payor” means (i) each Obligor referred to in clauses (A), (B), (E), (F) and (G) of the definition of “Obligor”, (ii) collectively, all Obligors of the type referred to in clause (C) of the definition of “Obligor” and (iii) collectively, all Obligors of the type referred to in clause (D) of the definition of “Obligor”.

“Proceeds” means “proceeds” as defined in Section 9-102 of the UCC.

7

“Purchase” means, on any Business Day, the sale, assignment, contribution, transfer and/or other conveyance of Receivables, together with the Related Assets with respect thereto, from the Seller to the Purchaser in accordance with the terms of Article II hereof.

“Purchase Price” means, with respect to any Purchase on any date, the aggregate price to be paid to the Seller in connection therewith, which shall be an amount equal to (i) the Outstanding Balance of the Receivables that are the subject of such Purchase, minus any Contractual Adjustments in respect of such Receivables, multiplied by (ii) the Purchase Price Percentage then in effect.

“Purchase Price Credit” means a credit in favor of the Purchaser against the Purchase Price otherwise due and payable by the Purchaser hereunder.

“Purchase Price Percentage” means 97%, or such other percentage as may be agreed from time to time by the Purchaser and the Seller and which would provide the Purchaser with a reasonable return on its Purchases hereunder after taking into account (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to the Purchaser of financing its investment in such Receivables during such period including, without limitation, any costs as may be associated with the procurement of Letters of Credit and (ii) the risk of nonpayment by the Obligors. The Seller and the Purchaser may agree from time to time to change the Purchase Price Percentage based on changes in the items described in clauses (i) and (ii) above, provided that any change to the Purchase Price Percentage shall apply only prospectively and shall not affect the Purchase Price in respect of Purchases made prior to the date on which the Purchaser and the Seller agree to make such change.

“Purchaser” means NMC Funding Corporation, and its successors and permitted assigns.

“Receivable Systems”has the meaning specified in Section 3.1(z).

“Records” means all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to receivables and the related Obligors.

“Recharacterization” has the meaning specified in Section 9.12(a).

“Related Assets” has the meaning specified in Section 2.1(a) hereof.

“Related Security” means with respect to any Receivable, all of the Seller’s rights, title and interest in, to and under:

(i)all of the Seller’s or any Transferring Affiliate’s interest, if any, in the merchandise (including returned or repossessed merchandise), if any, the sale of which gave rise to such Receivable;

(ii)all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the

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Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

(iii)all guarantees, indemnities, warranties, insurance (and proceeds and premium refunds thereof) or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise, including, without limitation, insurance, guaranties and other agreements or arrangements under the Medicare program, the Medicaid program, state renal programs, CHAMPUS/VA, private insurance policies, and hospital and other health care programs and health care provider arrangements;

(iv)	all Records related to such Receivable;

(v)all rights and remedies of the Seller under the Transferring Affiliate Letter, together with all financing statements filed in connection therewith against the Transferring Affiliates; and

(vi)	all Proceeds of any of the foregoing.

“Responsible Officer” means any of the Chief Executive Officer, the President, the Chief Financial Officer, the Controller, the Treasurer or an Assistant Treasurer of the Seller.

“Revolving Loan” has the meaning specified in Section 2.2(b).

“Seller” means National Medical Care, Inc., a Delaware corporation, and its successors and permitted assigns.

“Seller Default” has the meaning specified in Section 7.1.

“Settlement Date” means (i) the last Business Day of each calendar month with respect to the immediately preceding calendar month and (ii) any additional day designated by the Purchaser.

“Social Security Act” means the Social Security Act, as amended from time to time, and the regulations promulgated and rulings and advisory opinions issued thereunder.

“Special Account” means a special depositary account maintained at a bank acceptable to the Agent for the purpose of receiving Collections, which account is in the name of either (i) the Originating Entity in respect of the Receivables giving rise to such Collections or (ii) a Designated Account Agent acting on behalf of such Originating Entity.

“Special Account Bank” means any of the banks holding one or more Special Accounts.

“Special Account Letter” means a letter, in substantially the form of Exhibit D hereto, from an Originating Entity (or, if applicable, a Designated Account Agent) to any Special Account Bank, executed by such Originating Entity (or such Designated Account Agent) to such Special Account Bank.

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“Standard & Poor’s” or “S&P” means S&P Global Ratings, a division of the McGraw-Hill Companies.

“Subordinated Note” has the meaning specified in Section 2.2(b) hereof.

“Subsidiary” of a Person means any Person more than 50% of the outstanding voting interests of which shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person or any similar business organization which is so owned or controlled.

“TAA” means that certain Eighth Amended and Restated Transfer and Administration Agreement dated as of the Closing Date among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors”, the Persons parties thereto as “Administrative Agents” and The Bank of Nova Scotia, as “Agent”, as the same has been or may hereafter be from time to time amended, restated, supplemented or otherwise modified.

“Termination Date” means the date, occurring after the “Termination Date” under the TAA, which the parties hereto agree shall be the Termination Date for purposes of this Agreement.

“Transaction Documents” has the meaning specified in the TAA.

“UCC” means, with respect to any state, the Uniform Commercial Code as from time to time in effect in such state.

“U.S.” or “United States” means the United States of America.

“US Government Obligor” means any Obligor that is the government of the United States, or any subdivision or agency thereof the obligations of which are supported by the full faith and credit of the United States, and shall include any Obligor referred to in clause (A), (B) or (F) of the definition of “Obligor”.

“Voting Stock” shall have the meaning specified in the TAA.

SECTION 1.2. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

SECTION 1.3. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each means “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”.

SECTION 1.4. Amendment and Restatement. Subject to the satisfaction of the conditions precedent set forth in Section 4.1, this Agreement amends and restates the Existing

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Receivables Purchase Agreement in its entirety. This Agreement is not intended to constitute a novation of the Existing Receivables Purchase Agreement. Upon the effectiveness of this Agreement (the “Effective Date”), each reference to the Existing Receivables Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Agreement.

ARTICLE II

PURCHASE AND SETTLEMENTS

SECTION 2.1. Purchases of Receivables; Agreement to Purchase. (a) Pursuant to the Existing Receivables Purchase Agreement, the Purchaser purchased from the Seller all of the Seller’s right, title and interest in and to each and every Receivable existing as of the Original Closing Date and Receivables arising thereafter. Subject to the terms and conditions hereinafter set forth, the Purchaser hereby purchases from the Seller, and the Seller hereby sells, transfers, assigns and otherwise conveys to the Purchaser, all of the Seller’s right, title and interest in and to each and every Receivable existing as of the Closing Date as well as each and every Receivable which may arise at any time thereafter until the Termination Date, together, in each case, with the Related Security, Collections and Proceeds with respect thereto (such Related Security, Collections and Proceeds, collectively, the “Related Assets”). All of the Seller’s right, title and interest in and to all Receivables and the Related Assets with respect thereto arising on each day prior to the Termination Date shall, without further action of any type being required on the part of the Purchaser or the Seller (and notwithstanding any delay in making payment of the Purchase Price therefor, or any delay in making any notation reflecting payment of such Purchase Price), be automatically transferred on such day to the Purchaser, whereupon the Purchaser shall have the obligation to pay the Purchase Price in respect thereof in the manner, at the time and otherwise in accordance with the terms specified in this Agreement. Prior to paying the Purchase Price hereunder in respect of any Purchase, the Purchaser may request of the Seller, and the Seller shall deliver, such approvals, opinions, information, reports or documents as the Purchaser may reasonably request.

(b)It is the intention of the parties hereto that each Purchase of Receivables made hereunder shall constitute a true sale of such Receivables and the Related Assets with respect thereto (including, in the case of Receivables, a “sale of accounts,” as such term is used in Article 9 of the UCC), which sales shall, in each case, be absolute and irrevocable and provide the Purchaser with the full benefits of ownership of such Receivables and Related Assets. Except for the Purchase Price Credits owed pursuant to Section 2.3 hereof, each sale of Receivables by the Seller to the Purchaser is made without recourse to the Seller; provided, however, that (i) the Seller shall be liable to the Purchaser for all representations, warranties and covenants made by the Seller pursuant to the terms of this Agreement or any other Transaction Document, and (ii) such sale does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of the Seller, any Transferring Affiliate or any other Person arising under or in connection with the Receivables, the Related Assets and/or the related Contracts. In view of the intention of the parties hereto that the Purchases of Receivables made hereunder shall constitute sales of such Receivables rather than a loan secured by such Receivables, the Seller agrees on or prior to the date hereof to mark its master data processing records relating to the Receivables with a legend, acceptable to the Purchaser, evidencing that the

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Purchaser has purchased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to the Purchaser.

(c)Notwithstanding any other provision of this Agreement to the contrary, no Purchases shall be made hereunder from and after the time of any Event of Bankruptcy with respect to the Seller or the Purchaser.

SECTION 2.2. Payment for the Purchases. (a) The Purchase Price for each Purchase of Receivables hereunder shall be payable in full by the Purchaser to the Seller by one or any combination of the following means:

(i)by the issuance of equity in the manner contemplated in that certain Stockholder and Subscription Agreement dated as of August 28, 1997 between the Seller and the Purchaser or in such other manner as may from time to time be agreed as between the Seller and the Purchaser or as may be deemed to have been effected in accordance with the terms hereof (the action of the Seller giving rise to any such issuance of equity being a “Capital Contribution”);

(ii)by the delivery of immediately available funds, to the extent of funds then available to the Purchaser or then being made available to the Purchaser in connection with its subsequent sale of an undivided percentage ownership interest in such Receivables to the Agent (on behalf of any Conduit Investor or the Bank Investors, as applicable) under the TAA;

(iii)by the delivery of a Letter of Credit procured by and for the account of the Purchaser in accordance with Section 2.8, in form and substance satisfactory to the Seller, for the benefit of such beneficiary as shall have been designated by the Seller; and/or

(iv)	by the application of the proceeds of a Revolving Loan.

The Purchase Price for each Purchase shall be payable in full by the Purchaser to the Seller or its designee on the date of such Purchase, except that the Purchaser may, with respect to any such Purchase, offset against such Purchase Price any amounts owed by the Seller to the Purchaser hereunder and which have become due but remain unpaid.

(b)If the Purchase Price in respect of any Purchase shall exceed an amount equal to (i) the aggregate amount then being received by the Purchaser from any Transfers under the TAA plus (ii) the aggregate face amount of all Letters of Credit then being issued at the request of the Seller in connection with such Purchase, the Purchaser shall, with notice to the Seller, pay such shortfall (a “Purchase Price Shortfall”) by borrowing from the Seller a revolving loan (each a “Revolving Loan”), and the Seller, subject to the remaining provisions of this paragraph, irrevocably agrees to advance, and shall be deemed to have advanced, a Revolving Loan in the amount so specified by the Purchaser; provided, however, that no such Revolving Loan shall be made to the Purchaser, if, after giving effect thereto, either (x) the aggregate outstanding amount of the Revolving Loans would exceed the aggregate Outstanding Balance of the Eligible Receivables minus the aggregate Net Investment outstanding at such time under the TAA or (y) the Purchaser’s net worth would be less than an amount (the “Minimum Net Worth”) that is at such time the greater of (A) $5,000,000 or (B) three percent (3.00%) of the sum of the

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aggregate Net Investment and the aggregate face amount of all Letters of Credit outstanding at such time under the TAA. The Revolving Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of, a promissory note in the form of Exhibit E hereto (the “Subordinated Note”) and shall be payable solely from funds which the Purchaser is not required under the TAA to set aside for the benefit of, or otherwise pay over to, the Agent, any Conduit Investor and/or the Bank Investors.

(c)If, in respect of any Purchase, there shall continue to be a Purchase Price Shortfall after applying the proceeds of any Revolving Loan extended on the date of such Purchase, then the Seller shall be deemed to have made a Capital Contribution having a value equal to the otherwise unpaid portion of the total Purchase Price owed on such day.

(d)The respective Purchase Prices for the Purchases made during any calendar month shall be settled on a monthly basis on the Settlement Date occurring in the succeeding calendar month, such settlement to be made based on the information contained in the Investor Report in respect of such calendar month. With respect to any such settlement, each adjustment to the outstanding balance of the Subordinated Note made pursuant to this Article II and each Capital Contribution made by the Seller to the Purchaser pursuant to this Article II shall be deemed to have occurred and shall be effective as of the last Business Day of the calendar month to which such settlement relates. Notwithstanding the foregoing, to the extent the Purchaser receives either Collections or proceeds from any Incremental Transfers, which, in either case, it is not required to hold in trust for, or remit to, the Agent, any Conduit Investor and/or any of the Bank Investors pursuant to the TAA, then the Purchaser shall remit such funds to the Seller (net of any funds needed to pay existing expenses of the Purchaser which are then accrued and unpaid) in the following order of application: first to pay the Purchase Price for any Receivables Purchased from the Seller; second to pay amounts owed by the Purchaser to the Seller under the Subordinated Note; provided, that if on any Settlement Date it is determined that the aggregate amount of funds so remitted by the Purchaser to the Seller during any calendar month exceeded the aggregate of the amounts described in clauses first and second above due and payable by the Purchaser to the Seller during such calendar month, such excess funds shall be returned forthwith by the Seller to the Purchaser. The Purchaser will be responsible for payment of all fees and expenses in connection with the issuance of the Letters of Credit. The Purchaser will be the sole account party on all Letters of Credit and the Seller will have no recourse liability to any L/C Issuer or any reimbursement obligations in respect of any Letter of Credit.

SECTION 2.3. Purchase Price Credit Adjustments. (a) If on any day the Outstanding Balance of a Receivable is either (x) reduced as a result of any defective, rejected or returned merchandise or services, any discount, credit, Contractual Adjustment, rebate, dispute, warranty claim, repossessed or returned goods, chargeback, allowance, any billing adjustment or other adjustment, or (y) reduced or canceled as a result of a setoff or offset in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Purchaser shall be entitled to a Purchase Price Credit in an amount equal to the full amount of such reduction or cancellation. In addition, if on any day it is determined that (i) any of the representations or warranties in Article III was untrue with respect to a Receivable as of the date such representation or warranty was made or (ii) any of the representations or warranties set forth in Section 3.1(d) or Section 3.1(j) becomes untrue with

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respect to a Receivable (whether on or after the date of any transfer thereof to the Purchaser as contemplated hereunder) or (iii) a Receivable that was formerly treated as or represented to be an Eligible Receivable does not satisfy the requirements in paragraph (xi) of the definition of “Eligible Receivable” in the TAA or becomes a Diluted Government Program Receivable, then, in any such case, the Purchaser shall be entitled to a Purchase Price Credit in an amount equal the Outstanding Balance of such Receivable (determined without giving effect to any write-off with respect thereto). If any Purchase Price Credit to which the Purchaser is entitled pursuant to this Section 2.3 exceeds the Purchase Price of the Receivables to be sold hereunder on any date, then the Seller shall pay the remaining amount of such Purchase Price Credit to the Purchaser in cash on the next succeeding Business Day; provided that, if the Termination Date has not occurred, the Seller shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under the Subordinated Note.

(b)Any payment by an Obligor in respect of any indebtedness owed by it to the Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Purchaser, be applied as a Collection of any Receivable of such Obligor which was included in a Purchase hereunder (starting with the oldest such Receivable) before being applied to any other receivable or other indebtedness of such Obligor.

SECTION 2.4. Payments and Computations, Etc. All amounts to be paid or deposited by the Seller hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in immediately available funds. The Seller shall, to the extent permitted by law, pay to the Purchaser, upon demand, interest on all amounts not paid or deposited when due hereunder at a rate equal to 2% per annum plus the Base Rate. All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Any computations by the Purchaser of amounts payable by the Seller hereunder shall be binding upon the Seller absent manifest error.

SECTION 2.5. Transfer of Records to Purchaser. (a) In connection with the Purchases of Receivables hereunder, the Seller hereby sells, transfers, assigns and otherwise conveys to the Purchaser all of the Seller’s right and title to and interest in the Records relating to all Receivables included in any Purchase hereunder, without the need for any further documentation in connection with any such Purchase. In connection with such transfer, the Seller hereby grants to each of the Purchaser and the Collection Agent (including, without limitation, any successor Collection Agent appointed in accordance with the TAA) an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software now or hereafter used by the Seller to account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by the Seller or is owned by others and used by the Seller under license agreements with respect thereto (the “Software”). As of the date hereof, with respect to all Software now existing, either (i) no consent by any licensor of the Seller to such grant is required, (ii) if any such consent is required, such consent has been obtained, or (iii) the data administered and managed with the use of such Software is in a form such that other types of software that are generally available may be used to administer and manage such data in the same fashion as then being administered and managed with the applicable Software. If after the date hereof the consent by any licensor of the Seller to such

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grant shall be required, the Seller shall promptly obtain such consent. The license granted hereby shall be irrevocable, and shall not expire until the date on which this Agreement shall terminate in accordance with its terms.

(b)The Seller shall take such action requested by the Purchaser and/or the Agent, from time to time hereafter, that may be reasonably necessary or appropriate to ensure that the Purchaser (and its assignees) has (i) an enforceable ownership interest in the Records relating to the Receivables purchased from the Seller hereunder and (ii) an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

SECTION 2.6. Protection of Ownership Interest of the Purchaser. (a) The Seller agrees that it will, and will cause each Transferring Affiliate to, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Purchaser or the Agent may reasonably request in order to perfect or protect the ownership interest of the Purchaser in the Receivables and Related Assets with respect thereto or to enable the Purchaser to exercise or enforce any of its rights and remedies hereunder. Without limiting the foregoing, the Seller will, upon the request of the Purchaser or the Agent, in order to accurately reflect the purchase and sale of the Receivables and Related Assets hereunder, execute and file such financing or continuation statements or amendments thereto or assignments thereof as may be requested by the Purchaser or the Agent. The Seller shall, upon request of the Purchaser or the Agent, obtain such additional search reports as the Purchaser or the Agent shall request. To the fullest extent permitted by applicable law, each of the Purchaser and the Agent shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Seller’s signature. The Seller shall not, and shall not permit any Transferring Affiliate to, change its respective name, identity or corporate structure (within the meaning of Section 9-507 of the UCC as in effect in any applicable state) nor relocate its respective chief executive office or any office where Records are kept unless it shall have: (i) given each of the Purchaser and the Agent at least thirty (30) days prior notice thereof and (ii) prepared at Seller’s expense and delivered to each of the Purchaser and the Agent all financing statements, instruments and other documents necessary to preserve and protect the Purchaser’s ownership interest in the Receivables and the Related Assets with respect thereto or requested by the Purchaser or the Agent in connection with such change or relocation. Any filings under the UCC or otherwise that are occasioned by such change in name or location shall be made at the expense of the Seller.

(b)In addition and without limiting the authority of the Purchaser or the Agent set forth in subsection (a) above, but subject to subsection (c) below, the Seller shall, and shall cause each Transferring Affiliate to (i) instruct any or all of the Special Account Banks (which instructions shall be maintained in full force and effect) to transfer directly to the Concentration Account or to an Intermediate Concentration Account, all Collections from time to time on deposit in the applicable Special Accounts on a daily basis in accordance with the terms set forth in the applicable Special Account Letter, and (ii) instruct each Intermediate Concentration Account Bank (which instructions shall be maintained in full force and effect at all times) to transfer directly to the Concentration Account all Collections from time to time on deposit in the applicable Intermediate Concentration Accounts on a daily basis in accordance with the terms set forth in the applicable Intermediate Concentration Account Agreement. In the

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event the Seller shall at any time determine, for any of the reasons described in subsection (c) below, that the Seller or any Transferring Affiliate shall be unable to comply fully with the requirements of this subsection (b), the Seller shall promptly so advise the Purchaser and the Agent, and the Purchaser, the Agent and the Seller shall commence discussions with a view toward implementing an alternative arrangement therefor satisfactory to the Purchaser and the Agent.

(c)Anything to the contrary herein notwithstanding, all Medicare or Medicaid payments which are made by an Obligor with respect to any Receivables shall be collected from such Obligor only by (i) the applicable Originating Entity or (ii) an agent of such Originating Entity, except to the extent that an Obligor may be required to submit any such payments directly to a Person other than such Originating Entity pursuant to a court-ordered assignment which is valid, binding and enforceable under applicable federal and state Medicare Regulations and Medicaid Regulations; and neither this Agreement nor any other Transaction Document shall be construed to permit any other Person, in violation of applicable Medicare Regulations or Medicaid Regulations to collect or receive, or to be entitled to collect or receive, any such payments prior to such Originating Entity’s or such agent’s receipt thereof.

SECTION 2.7. Additional Transferring Affiliates. (a) If (i) one or more direct or indirect wholly-owned subsidiaries of the Seller (other than the Transferring Affiliates) now owned or hereafter acquired, is primarily engaged in the same business as is conducted on the date hereof by the Seller and the Transferring Affiliates or (ii) the Seller reorganizes its corporate structure such that facilities generating Receivables on the date hereof (or acquired as contemplated by clause (i)) are owned by one or more additional wholly-owned subsidiaries of the Seller, any or all of the wholly-owned subsidiaries referred to in clauses (i) and (ii) may, with the prior written consent of the Purchaser and the Agent (which consent shall not be unreasonably withheld or delayed), become Transferring Affiliates under this Agreement upon delivery to the Purchaser and the Agent of (x) counterparts of the Transferring Affiliate Letter duly executed by such subsidiary or subsidiaries and (y) the documents relating to such subsidiary or subsidiaries of the kind delivered by or on behalf of the Transferring Affiliates pursuant to Section 4.1, together with such other instruments, documents and agreements as either the Purchaser or the Agent may reasonably request in connection therewith.

(b)Upon the addition of any wholly-owned subsidiary of the Seller as a Transferring Affiliate pursuant to subsection (a) above, the provisions of this Agreement, including Exhibit J, shall, without further act or documentation, be deemed amended to apply to such subsidiary to the same extent as the same apply to the Transferring Affiliates as of the date hereof and the term “Transferring Affiliate” in this Agreement shall mean and refer to such subsidiary as well as each then existing Transferring Affiliate.

SECTION 2.8. Letters of Credit. (a) Upon the request of the Seller, and on the terms and conditions for issuing Letters of Credit under the TAA (including any limitations therein on the amount of any such issuance), the Purchaser agrees to request one or more L/C Issuers to issue, on any date of Purchase specified by the Seller, Letters of Credit in favor of the beneficiaries specified by the Seller. The aggregate face amount of the Letters of Credit being issued on the date of any Purchase on behalf of the Seller shall constitute a credit against the aggregate Purchase Price payable by the Purchaser to the Seller on the date of such Purchase

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pursuant to Section 2.1. To the extent that the aggregate face amount of the Letters of Credit being issued on any Settlement Date exceeds the aggregate Purchase Price payable by the Purchaser to the Seller on such Settlement Date, such excess shall be deemed to be a (i) reduction in the outstanding principal balance of (and, to the extent necessary, the accrued but unpaid interest on) the Subordinated Note payable to the Seller and/or (ii) a reduction in the Purchase Price payable on the date of any Purchase immediately following the date any such Letter of Credit is issued. In the event that any such Letter of Credit issued pursuant to this Section 2.8 (i) expires or is cancelled or otherwise terminated with all or any portion of its face amount undrawn, (ii) has its face amount decreased (for a reason other than a drawing having been made thereunder) or (iii) the Purchaser’s Reimbursement Obligation in respect thereof is reduced for any reason other than by virtue of a payment made in respect of a drawing thereunder, then an amount equal to such undrawn amount, such decrease or such reduction, as the case may be, shall either be paid by the Purchaser in cash to the Seller on the next Settlement Date or, if the Purchaser does not then have cash available therefor, shall be deemed to be (x) first, added to the outstanding principal balance of the Subordinated Note issued to the Seller to the extent that such addition would not cause the Purchaser’s net worth to be less than the Minimum Net Worth, and (y) second¸ a Capital Contribution to the capital of the Purchaser. Under no circumstances shall the Seller (or any Affiliate thereof (other than the Purchaser)) have any reimbursement or recourse obligations in respect of any Letter of Credit.

(b)In the event that the Seller requests one or more Letters of Credit hereunder, the Seller shall on a timely basis provide the Purchaser with such information as is necessary for the Purchaser to obtain such Letters of Credit from one or more L/C Issuers, and shall otherwise comply with any requests for information made by the Purchaser or the applicable L/C Issuers to facilitate the issuance of such Letters of Credit.

(c)The Seller acknowledges the limitations on liability of each L/C Issuer contained in the TAA, including, without limitation, under Section 2.22 thereof.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1. Representations and Warranties of the Seller. The Seller represents and warrants to the Purchaser that:

(a)Corporate Existence and Power. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Seller is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b)Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Seller of this Agreement and the other Transaction

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Documents to which the Seller is a party are within the Seller’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof (except as contemplated by Section 2.6 hereof), and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation) or of the Certificate of Incorporation or By-laws of the Seller or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon the Seller or result in the creation or imposition of any Adverse Claim on the assets of the Seller or any of its Subsidiaries (except as contemplated by Section 2.6 hereof).

(c)Binding Effect. Each of this Agreement and the other Transaction Documents to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

(d)Perfection. Immediately preceding each Purchase hereunder, the Seller shall be the owner of all of the Receivables included in such Purchase, free and clear of all Adverse Claims. On or prior to each Purchase hereunder, all financing statements and other documents required to be recorded or filed, or notices to Obligors required to be given, in order to perfect and protect the ownership interest of the Purchaser against all creditors of and purchasers from the Seller will have been duly given to such Obligors or filed in each filing office necessary for such purpose, as applicable, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

(e)Accuracy of Information. All information heretofore furnished by the Seller (including, without limitation, each Investor Report and each Cash Collections Report (in each case, to the extent such Investor Report and Cash Collections Report is prepared by the Seller or any other Parent Group Member or contains any information supplied by the Seller or any such Parent Group Member), any reports delivered pursuant to Section 6.5 and the Seller’s financial statements) to the Purchaser, any Conduit Investor, any Bank Investor, the Agent or any Administrative Agent for purposes of or in connection with this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Seller to the Purchaser, any Conduit Investor, any Bank Investor, the Agent or any Administrative Agent will be, true and accurate in every material respect, on the date such information is stated or certified.

(f)Tax Status. The Seller has filed all tax returns (federal, state and local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges.

(g)Action, Suits. Except as set forth in Exhibit F hereof, there are no actions, suits or proceedings pending, or to the knowledge of the Seller threatened, in or before any court, arbitrator or other body, against or affecting (i) the Seller or any of its properties or (ii) any Affiliate of the Seller or its respective properties, which may, in the case of proceedings against or affecting any such Affiliate, individually or in the aggregate, have a Material Adverse Effect.

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(h)Use of Proceeds. No proceeds of any Purchase will be used by the Seller to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

(i)Place of Business. The principal place of business and chief executive office of the Seller are located at the address of the Seller indicated in Section 9.3 hereof and the offices where the Seller keeps substantially all its Records, are located at the address(es) described on Exhibit G or such other locations notified to the Purchaser and the Agent in accordance with Section 2.6 hereof in jurisdictions where all action required by Section 2.6 hereof has been taken and completed. The principal place of business and chief executive office of each Transferring Affiliate are located at the address of such Transferring Affiliate indicated in Exhibit J hereof and the offices where the each Transferring Affiliate keeps substantially all its Records, are located at the address(es) specified on Exhibit J with respect to such Transferring Affiliate or such other locations notified to the Purchaser and the Agent in accordance with Section 2.6 hereof in jurisdictions where all action required by Section 2.6 hereof has been taken and completed.

(j)Good Title. Upon each Purchase, the Purchaser shall acquire all legal and equitable title to, and a valid and perfected first priority ownership interest in, each Receivable that exists on the date of such Purchase and in the Related Security, Collections and other Proceeds with respect thereto free and clear of any Adverse Claim.

(k)Tradenames, Etc. As of the date hereof: (i) the Seller’s chief executive office is located at the address for notices set forth in Section 9.3 hereof; (ii) the Seller has no subsidiaries or divisions other than those listed on Exhibit H hereto; (iii) the Seller has, within the last five (5) years, not operated under any tradename, and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except, in each case, as disclosed on Exhibit H hereto; and (iv) none of the Transferring Affiliates has, within the last five (5) years, operated under any tradename or, within the last five (5) years, changed its name, merged with or into or consolidated with any other Person or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except in each case as disclosed on Exhibit J.

(l)Nature of Receivables. Each Receivable purchased by, or otherwise transferred to, the Purchaser hereunder shall be an “eligible asset” as defined in Rule 3a-7 under the Investment Company Act, of 1940, as amended, and, except as otherwise disclosed in writing on or prior to the date of such purchase or transfer, shall be an Eligible Receivable as of such date. Without limiting the generality of the foregoing, no Receivable that is or has been treated as an Eligible Receivable for any purpose hereunder or under the TAA was originated by any Transferring Affiliate following the date it ceased to be a direct or indirect wholly-owned Subsidiary of FMCH.

(m)Amount of Receivables. As of the date of each Investor Report issued under the TAA, such Investor Report set forth true, accurate and complete information as to the matters described therein.

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(n)Credit and Collection Policy. Since September 30, 2012, there have been no material changes in the Credit and Collection Policy other than as permitted hereunder. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

(o)Collections and Servicing. Since September 30, 2012, there has been no material adverse change in the ability of the Collection Agent (to the extent it is the Seller or any other Parent Group Member) to service and collect the Receivables.

(p)No Seller Default. No event has occurred and is continuing and no condition exists which constitutes a Seller Default or a Potential Seller Default.

(q)Not an Investment Company. The Seller is not, and is not controlled by, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

(r)ERISA. Each of the Seller and its ERISA Affiliates is in compliance in all material respects with ERISA and no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables.

(s)Special Account Banks and Intermediate Concentration Account Banks. The names and addresses of all the Special Account Banks (and, if applicable, the Designated Account Agents in respect thereof), the Intermediate Concentration Account Banks, if any, together with the account numbers of the Special Accounts at such Special Account Banks and of the Intermediate Concentration Account Banks, are specified in the Account Schedule (or at such other Special Account Banks, with such other Special Accounts, Intermediate Concentration Accounts or with such other Designated Account Agents as have been notified to the Purchaser and the Agent in accordance with Section 5.2(e)). The Account Schedule sets forth all depositary accounts and locations to which Obligors are instructed to remit payments on the Receivables. Neither the Seller nor any Transferring Affiliate has granted to any Person dominion and control over any Special Account or Intermediate Concentration Account, or the right to take dominion and control over any Special Account or Intermediate Concentration Account at a future time or upon the occurrence of a future event and each Special Account and each Intermediate Concentration Account is otherwise free and clear of any Adverse Claim.

(t)Bulk Sales. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(u)Preference; Voidability (this Agreement). With respect to each Receivable transferred to the Purchaser under this Agreement, the Purchaser has given reasonably equivalent value to the Seller in consideration for such transfer of such Receivable and the Related Assets with respect thereto, no such transfer has been made for or on account of an antecedent debt owed by the Seller to the Purchaser and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

(v)Transfers by Transferring Affiliates. With respect to each Receivable, and Related Security, if any, with respect thereto, originally owed to any Transferring Affiliate, the Seller (i) purchased such Receivable and Related Security from such Transferring Affiliate under

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the Transferring Affiliate Letter, such purchase being deemed to have been made on the date such Receivable was created (or on the Original Closing Date, in the case of a Receivable outstanding on such date), (ii) by the last Business Day of the month following the month in which such purchase was so made, paid to the applicable Transferring Affiliate (A) in cash, (B) by procuring a Letter of Credit for and at the direction of such Transferring Affiliate, (C) by way of a credit to such Transferring Affiliate in the appropriate intercompany account or (D) by any combination of the foregoing, an amount equal to the face amount of such Receivable and (iii) settled from time to time each such credit, by way of payments in cash, or by way of credits in amounts equal to cash expended, obligations incurred or the value of services or property provided by or on behalf of the Seller, in each case for the benefit of such Transferring Affiliate, to the account of such Transferring Affiliate in accordance with the Seller’s and such Transferring Affiliate’s cash management and accounting policies.

(w)Preference; Voidability (Transferring Affiliates). The Seller shall have given reasonably equivalent value to each Transferring Affiliate in consideration for the transfer to the Seller of the Receivables and Related Security from such Transferring Affiliate, and each such transfer shall not have been made for or on account of an antecedent debt owed by such Transferring Affiliate to the Seller and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

(x)Ownership. FME KGaA owns, directly or indirectly, all of the issued and outstanding common stock of (and such stock comprises more than 80% of the Voting Stock of) FMCH, free and clear of any Adverse Claim except to the extent such stock is pledged in connection with the FME KGaA Credit Facility or is subject to put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries. All of the issued and outstanding stock of each Originating Entity is owned directly or indirectly by FMCH, free and clear of any Adverse Claim except to the extent such stock is pledged in connection with the FME KGaA Credit Facility or is subject to put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries; provided, however, that FME KGaA may own directly or indirectly stock that is not Voting Stock in subsidiaries of FMCH. All of the issued and outstanding stock of the Purchaser is owned by the Seller, free and clear of any Adverse Claim.

(y)Representations and Warranties of the Transferring Affiliates. Each of the representations and warranties of the Transferring Affiliates set forth in the Transferring Affiliate Letter are true and correct in all material respects and the Seller hereby remakes all such representations and warranties for the benefit of the Purchaser.

(z)Leased Equipment. With respect to any dialysis or other medical equipment that has been leased by any Person to the Seller in respect of which such lessor has filed a UCC financing statement against the Seller (“Subject Leased Equipment”), (i) the arrangement relating to such Subject Leased Equipment is intended in good faith by such lessor and the Seller to be an “operating lease” and not a secured financing; (ii) the property covered by each such UCC financing statement is limited to the applicable Subject Leased Equipment and its proceeds; (iii) less than five percent (5.0%) of the Subject Leased Equipment is retained by the Seller, with the balance of the Subject Leased Equipment being used by Transferring Affiliates (and other affiliates that are not Transferring Affiliates) under unsecured intercompany

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usage or subleasing arrangements between the Seller and such Transferring Affiliates (or such other affiliates); and (iv) neither the Seller nor any lessor of Subject Leased Equipment has filed any UCC financing statement or similar instrument against any Transferring Affiliate in respect of any Subject Leased Equipment.

(aa)Anti-Corruption Laws and Sanctions. Policies and procedures have been implemented and maintained by or on behalf of the Seller that are designed to achieve compliance by the Seller and its Subsidiaries, directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, giving due regard to the nature of such Person’s business and activities, and the Seller, its Subsidiaries and, to the knowledge of the Seller, its officers, employees, directors and agents acting in any capacity in connection with or directly benefitting from the sale, transfer or assignment of the Receivables under the RPA, are in compliance, in all material respects, (i) with Anti-Corruption Laws, except for the matters described on Exhibit F, and (ii) applicable Sanctions. None of (a) the Seller or any of its

Subsidiaries or, to the knowledge of the Seller, any of its directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the sale, transfer or assignment of the Receivables under the RPA, is a Sanctioned Person, and (b) neither the Seller nor any of its Subsidiaries is organized or resident in a Sanctioned Country. No sale, transfer or assignment of any Receivables or use of proceeds of any of the foregoing by the Seller has in any manner given rise to a violation of Anti-Corruption Laws or applicable Sanctions.

Any document, instrument, certificate or notice delivered to the Purchaser (or any of its assignees) hereunder shall be deemed a representation and warranty by the Seller.

SECTION 3.2. Reaffirmation of Representations and Warranties by the Seller. On each day that a Purchase is made hereunder, the Seller, by accepting the proceeds of such Purchase, shall be deemed to have certified that all representations and warranties described in Section 3.1 hereof are correct on and as of such day as though made on and as of such day.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.1. Conditions Precedent to Closing. The effectiveness of this Agreement is subject to the conditions precedent that (i) the Purchaser shall have received copies of each of the documents, instruments, certificates and opinions described in Section 4.1 of the TAA and (ii) each of the conditions precedent to the execution, delivery and effectiveness of the TAA shall have been satisfied and/or waived in accordance with the terms thereof.

SECTION 4.2. Conditions Precedent to Purchases. The obligation of the Purchaser to make a Purchase on any Business Day is subject to the conditions precedent that:

(a)the Seller shall have delivered to the Purchaser, in form and substance satisfactory to the Purchaser, all reports required to have been delivered by it pursuant to Section 6.5, together with such additional information as may be reasonably requested by the Purchaser; and

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(b) the representations and warranties set forth in Article III shall be true and correct on and as of the date of such Purchase as though made on and as of such date, both before and after giving effect to such Purchase and the application of the proceeds therefrom.

By accepting the proceeds of any Purchase, the Seller shall be deemed to have represented and warranted that the foregoing conditions precedent are satisfied.

Notwithstanding any failure or inability of the Seller to satisfy any of the foregoing conditions precedent on any date in respect of any Purchase, title to the Receivables and the Related Assets with respect thereto included in such Purchase shall vest in the Purchaser without any action required on the part of the Purchaser (but without impairment of its obligation to pay the Purchase Price in respect thereof in accordance with the terms of this Agreement), and the Purchaser (as owner of such Receivables) shall have a claim against the Seller arising in respect of the representations and warranties made by the Seller in connection with such Purchase.

ARTICLE V

COVENANTS

SECTION 5.1. Affirmative Covenants of Seller. At all times from the date hereof to the Collection Date, unless each of the Purchaser and the Agent shall otherwise consent in writing:

(a) Financial Reporting. The Seller will, and will cause each of the Transferring Affiliates to, maintain, for itself and each of its respective Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to each of the Purchaser and the Agent:

(i)Annual Reporting. As soon as available and in any event within 95 days after the close of the fiscal year of FMCH, a company-prepared consolidated balance sheet of FMCH and its Subsidiaries as of the end of such fiscal year and the related company-prepared consolidated statements of income and retained earnings for such fiscal year.

(ii)Quarterly Reporting. As soon as available and in any event within 50 days after the end of the second fiscal quarter of FMCH, a company-prepared consolidated balance sheet of FMCH and its Subsidiaries as of the end of such quarter and the related company-prepared consolidated statements of income and retained earnings for such quarterly period.

In the case of each of the financial statements required to be delivered under clause (i) or (ii) above, such financial statement shall set forth in comparative form the figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable (but not for any period prior to September 27, 1996), in each case subject to normal recurring year-end audit adjustments. Each such financial statement shall be prepared in accordance with GAAP consistently applied.

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(iii)Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate signed by a Responsible Officer stating that (x) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the applicable Person and (y) to the best of such Person’s knowledge, no Seller Default or Potential Seller Default exists, or if any Seller Default or Potential Seller Default exists, stating the nature and status thereof.

(iv)Notice of Seller Default or Potential Seller Default. As soon as possible and in any event within two (2) days (or the next Business Day thereafter if such day is not a Business Day) after the occurrence of each Seller Default or each Potential Seller Default, a statement of a Responsible Officer setting forth details of such Seller Default or Potential Seller Default and the action which the Seller proposes to take with respect thereto.

(v)Change in Credit and Collection Policy and Debt Ratings. Within ten (10) days after the date any material change in or amendment to any provision of the Credit and Collection Policy is made, a copy of the Credit and Collection Policy then in effect indicating such change or amendment.

(vi)Credit and Collection Policy. On an annual basis, at least 30 days prior to the Commitment Termination Date, a complete copy of the Credit and Collection Policy then in effect, together with a summary of any material changes from the most recent Credit and Collection Policy delivered to the Administrative Agents pursuant to Section 4.1(o) or Section 5.1(a) of the TAA.

(vii)ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event (as defined in Article IV of ERISA) which the Seller or any ERISA Affiliate of the Seller files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Seller or any ERISA Affiliates of the Seller receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

(viii)Notices under Transaction Documents. Forthwith upon its receipt thereof, a copy of each notice, report, financial statement, certification, request for amendment, directive, consent, waiver or other modification or any other writing issued under or in connection with any other Transaction Document by any party thereto (including, without limitation, by the Seller).

(ix)Investigations and Proceedings. Unless prohibited by either (i) the terms of the subpoena, request for information or other document referred to below, (ii) law (including, without limitation, rules and regulations) or (iii) restrictions imposed by the U.S. federal or state government or any agency or instrumentality thereof and subject to the Agent’s execution of a confidentiality agreement in form and substance satisfactory to both the Seller and the Agent, as soon as possible and in any event (A) within five Business Days after any Originating Entity receives any subpoena, request for information, or any other document relating to any possible violation by any Originating

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Entity of, or failure by any Originating Entity to comply with, any rule, regulation or statute from HHS or any other governmental agency or instrumentality, notice of such receipt and, if requested by the Purchaser or the Agent, the information contained in, or copies of, such subpoena, request or other document, and (B) periodic updates and other management reports relating to the subpoenas, requests for information and other documents referred to in clause (A) above as may be reasonably requested by the Purchaser or the Agent unless such updates or requests could reasonably be deemed a contravention or waiver of any available claim of legal privilege, or would otherwise materially impair available defenses, of any Originating Entity.

(x)Other Information. Such other information (including non-financial information) as the Purchaser or the Agent may from time to time reasonably request with respect to the Seller, any party to the Parent Agreement, any Transferring Affiliate or any Subsidiary of any of the foregoing.

(b)Conduct of Business. The Seller (i) will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and (ii) will cause each other Originating Entity to do each of the foregoing in respect of such Originating Entity; provided, however, that the Seller shall not be required to cause any Terminated Transferring Affiliate (DT) to carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently or had conducted.

(c)Compliance with Laws. The Seller will, and will cause each other Originating Entity to, comply with all laws, rules and regulations (including, without limitation, all CHAMPUS/VA Regulations, Medicaid Regulations and Medicare Regulations), and all orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject.

(d)Furnishing of Information and Inspection of Records. The Seller will, and will cause each other Originating Entity to, furnish to each of the Purchaser and the Agent from time to time such information with respect to the Receivables as the Purchaser or the Agent may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Receivable. The Seller will, and will cause each other Originating Entity to, at any time and from time to time during regular business hours permit the Purchaser, the Agent, or any of their respective agents or representatives, (i) to examine and make copies of and take abstracts from Records and (ii) to visit the offices and properties of the Seller or such other Originating Entity, as applicable, for the purpose of examining such Records, and to discuss matters relating to Receivables or the Seller’s or such other Originating Entity’s performance hereunder and under the other Transaction Documents to which such Person is a party with any of the officers, directors, employees or independent public accountants of the Seller or such other Originating Entity, as applicable, having knowledge of such matters; provided, however, that the Purchaser acknowledges that in exercising the rights and privileges conferred in this Section 5.1(d) it or its agents or representatives may, from time to time, obtain knowledge of information, practices, books, correspondence and records (“Confidential

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Information”) identified to it in writing as being of a confidential nature or in which the Seller or another Originating Entity has a proprietary interest. The Purchaser agrees that all such Confidential Information so obtained by it is to be regarded as confidential information and that such Confidential Information may be subject to laws, rules and regulations regarding patient confidentiality, and agrees that (x) it shall retain in confidence, and shall ensure that its agents and representatives retain in confidence, and will not disclose, any of such Confidential Information without the prior written consent of the Seller and (y) it will not, and will ensure that its agents and representatives will not, make any use whatsoever (other than for purposes of this Agreement) of any of such Confidential Information without the prior written consent of the Seller; provided, however, that such Confidential Information may be disclosed to the extent that such Confidential Information (i) may be or becomes generally available to the public (other than as a breach of this Section 5.1(d)), (ii) is required or appropriate in response to any summons or subpoena in connection with any litigation or (iii) is required by law to be disclosed; and provided, further, however, that such Confidential Information may be disclosed to (A) the Agent, any Conduit Investor, any Bank Investor, any Credit Support Provider and any Liquidity Provider, subject to the terms of Section 5.1(d) of the TAA, (B) the Agent’s or any such Person’s legal counsel, auditors and other business advisors, (C) any such Person’s government regulators and (D) any Conduit Investor’s rating agencies, provided that the Person making such disclosure shall advise each recipient thereof referred to in clauses (A), (B), (C) and (D) above that such Confidential Information is to be regarded and maintained as confidential information and that the Agent has agreed to keep confidential such Confidential Information as provided in clauses (x) and (y) above.

(e)Keeping of Records and Books of Account. The Seller will, and will cause each other Originating Entity to, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Seller will, and will cause each other Originating Entity to, give each of the Purchaser and the Agent notice of any material change in the administrative and operating procedures of the Seller or such other Originating Entity, as applicable, referred to in the previous sentence.

(f)Performance and Compliance with Receivables and Contracts. The Seller, at its expense, will, and will cause each other Originating Entity to, timely and fully perform and comply with all material provisions, covenant and other promises required to be observed by the Seller or such other Originating Entity under the Contracts related to the Receivables.

(g)Credit and Collection Policies. The Seller will, and will cause each other Originating Entity to, comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

(h)Special Accounts. The Seller shall, and shall cause each other Originating Entity to (i) establish and maintain Special Accounts with Special Account Banks, or to engage a Designated Account Agent to maintain a Special Account with a Special Account Bank on its behalf, (ii) instruct all Obligors to cause all Collections to be deposited directly into a Special

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Account, (iii) report on each banking day to the Concentration Account Bank, the amount of all Collections on deposit on such banking day in the Special Accounts at each Special Account Bank or, if an Intermediate Concentration Account has been established at such Special Account Bank, the amount of all Collections on deposit on such banking day in such Intermediate Concentration Account, and (iv) instruct (or cause the applicable Designated Account Agent to instruct) each Special Account Bank to transfer to the Concentration Account or an Intermediate Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank or an Intermediate Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank, (v) instruct each Intermediate Concentration Account Bank to transfer to the Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Intermediate Concentration Accounts at such Intermediate Concentration Account Banks and (vi) instruct the Concentration Account Bank to give to each Special Account Bank on each banking day notice to transfer to the Concentration Account all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank (or, if an Intermediate Concentration Account has been established at such Special Account Bank, in the Intermediate Concentration Account at such Special Account Bank); provided, however, that if the Collections on deposit in any Special Account during such banking day shall be less than $20,000.00 (the “Minimum Amount”), the Special Account Bank shall transfer such Collections to the Concentration Account or the applicable Intermediate Concentration Account on the next succeeding banking day on which Collections in such Special Account first exceed the Minimum Amount. With respect to any Special Account that is located at or maintained by a Bank Investor, the Seller shall, by not later than the date that occurs six months after the Original Closing Date, (i) close, or cause the applicable Originating Entity to close, such Special Account and (ii) instruct, and cause each other Originating Entity to instruct, all Obligors theretofore remitting payments to such Special Account to remit all future payments on Receivables and Related Security to a Special Account located at and maintained by a financial institution that is not a Bank Investor.

(i)Collections Received . The Seller shall, and shall cause each other Originating Entity to, segregate and hold in trust, and deposit, immediately, but in any event not later than the day that occurs forty-eight (48) hours of its receipt thereof (or, if such day is not a Business Day, the next Business Day following such receipt) to the Concentration Account, or Intermediate Concentration Account, as applicable, all Collections received from time to time by the Seller or such other Originating Entity, as the case may be.”

(j)Sale Treatment. The Seller will not, and will not permit any Transferring Affiliate to, account for (including for accounting and tax purposes), or otherwise treat, the transactions contemplated by this Agreement, the Transferring Affiliate Letter in any manner other than as a sale of Receivables by the Seller to the Purchaser or by the applicable Transferring Affiliate to the Seller, as applicable. In addition, the Seller shall, and shall cause each Transferring Affiliate to, disclose (in a footnote or otherwise) in all of its respective financial statements (including any such financial statements consolidated with any other Persons’ financial statements) the existence and nature of the transactions contemplated hereby, by the TAA , by the Transferring Affiliate Letter, and the interest of the Purchaser in the Transferred Assets.

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(k)Separate Business. The Seller acknowledges that the Agent, the Conduit Investors and the Bank Investors are entering into the transactions contemplated in the TAA in reliance upon the Purchaser’s identity as a separate legal entity from the Seller. Therefore, from and after the Original Closing Date, the Seller shall take all actions reasonably required to maintain the Purchaser’s status as a separate legal entity and to make it manifest to third parties that the Purchaser is an entity with assets and liabilities distinct from those of the Seller or any other member of the Parent Group. Without limiting the generality of the foregoing, the Seller shall (i) not hold itself out to third parties as liable for the debts of the Purchaser nor purport to own the Receivables or any of the other assets acquired by the Purchaser hereunder, (ii) shall take all other actions necessary on its part to ensure that the Purchaser is at all times in compliance with the covenants set forth in Section 5.1(k) of the TAA and (iii) shall cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between the Seller and the Purchaser on an arm’s-length basis.

(l)Payment to the Transferring Affiliates. With respect to any Receivable purchased by the Seller from any Transferring Affiliate, the Seller shall cause such sale to be effected under, and in strict compliance with the terms of, the Transferring Affiliate Letter, including, without limitation, the terms relating to the amount and timing of payments to be made to each Transferring Affiliate in respect of the purchase price for such Receivable.

(m)Performance and Enforcement of the Transferring Affiliate Letter. The Seller shall timely perform the obligations required to be performed by the Seller, and shall vigorously enforce the rights and remedies accorded to the Seller, under the Transferring Affiliate Letter. The Seller shall take all actions to perfect and enforce its rights and interests (and the rights and interests of the Purchaser, the Agent, the Conduit Investors and the Bank Investors, as assignees of the Seller) under the Transferring Affiliate Letter as the Purchaser or the Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Transferring Affiliate Letter.

(n)Anti-Corruption Laws and Sanctions. Policies and procedures will be maintained and enforced by or on behalf of the Seller that are designed in good faith and in a commercially reasonable manner to promote and achieve compliance, in the reasonable judgment of the Seller, by the Seller and its directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, in each case giving due regard to the nature of the Seller’s business and activities.

SECTION 5.2. Negative Covenants of the Seller. At all times from the date hereof to the Collection Date, unless the Agent shall otherwise consent in writing:

(a)No Sales, Liens, Etc. Except as otherwise provided herein, the Seller will not, and will not permit any other Originating Entity to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement) or with respect to (x) any of the Affected Assets, (y) any inventory or goods, the sale of which may give rise to a Receivable or any Receivable or related Contract, or (z) any Special Account, any Intermediate Concentration Account or any other

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account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof.

(b)No Extension or Amendment of Receivables. Except as otherwise permitted in Section 6.2 hereof, the Seller will not, and will not permit any other Originating Entity to, extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

(c)No Change in Business or Credit and Collection Policy. The Seller will not, and will not permit any other Originating Entity to, make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Receivable or otherwise have a Material Adverse Effect.

(d)No Mergers, Etc. The Seller will not, and will not permit any other Originating Entity to, merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired and except as contemplated in the Transaction Documents) to any Person, except that (i) any Transferring Affiliate may merge or consolidate with any other Transferring Affiliate if, but only if, each of the Purchaser and the Agent shall have received at least ten Business Days’ prior written notice of such merger or consolidation and (ii) the Seller may merge or consolidate with any other Person if, but only if, (x) immediately after giving effect to such merger or consolidation, no Seller Default or Potential Seller Default would exist and (y) each of the Purchaser and the Agent shall have received a written agreement, in form and substance satisfactory to each of the Purchaser and the Agent, executed by the corporation resulting from such merger or consolidation, under which agreement such corporation shall become the Seller hereunder and the Collection Agent under the TAA, and shall assume the duties, obligations and liabilities of the Seller and the Collection Agent under this Agreement, the TAA, the Special Account Letters and each other Transaction Document to which the Seller is party (whether in its individual capacity or as Collection Agent), together with the documents relating to the Seller of the kind delivered by or on behalf of the Seller pursuant to Section 3.1 of the TAA; provided, however, that the Seller shall not be required to comply with this covenant in connection with any merger, consolidation, transfer, lease or other disposition of assets by an Originating Entity (other than the Seller) if the aggregate Outstanding Balance of all Receivables originated by all other Originating Entities with respect to which the Seller is in compliance with this covenant is at least $1,050,000,000.

(e)Change in Payment Instructions to Obligors, Special Account Banks and Designated Account Agents. The Seller will not, and will not permit any other Originating Entity to:

(i)add or terminate any bank as a Special Account Bank from those listed in the Account Schedule hereto, or make any change in its instructions to Obligors regarding payments to be made to any Special Account Bank; provided that the Seller may, and may permit any Originating Entity to, (A) add any bank as a Special Account Bank for purposes of this Agreement at any time following delivery to the Agent of written notice of such addition and a Special Account Letter duly executed by such bank,

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and (B) terminate any Special Account Bank at any time following delivery to the Agent of written notice of such termination and evidence satisfactory to the Agent that the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account; or

(ii)	make any change in the instructions contained in any Special Account

Letter; or

(iii)add or terminate any Person as a Designated Account Agent from those listed in the Account Schedule hereto, or make any change in its instructions to such Designated Account Agent regarding the handling of the Collections in the applicable Special Account; provided that the Seller may, and may permit any Originating Entity to,(A) add any Person that satisfies the requirements set forth herein of a “Designated Account Agent” as a Designated Account Agent for purposes of this Agreement at any time following delivery to the Agent of written notice of such addition and an Account Agent Agreement duly executed by such Person, and (B) terminate any Designated Account Agent at any time following delivery to the Agent of written notice of such termination and evidence satisfactory to the Agent that either an Originating Entity or a new Designated Account Agent shall have been added in accordance with the terms of this Agreement to succeed such terminated Designated Account Agent in respect of the applicable Special Account or the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account.

(f)Deposits to Special Accounts, Intermediate Concentration Account and the Concentration Account. The Seller will not, and will not permit any of the other Originating Entities or Designated Account Agents to, deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Special Account, any Intermediate Concentration Account or the Concentration Account cash or cash proceeds other than Collections of Receivables except to the extent permitted in accordance with Section 5.2(f) of the TAA.

(g)Change of Name, Etc. The Seller will not, and will not permit any other Originating Entity to, change its name, identity or structure or the location of its chief executive office, unless at least 10 days prior to the effective date of any such change the Seller delivers to the Agent (i) such documents, instruments or agreements, executed by the Seller and/or the affected Originating Entities, as are necessary to reflect such change and to continue the perfection of the Purchaser’s ownership interests in the Affected Assets and (ii) new or revised Special Account Letters or Intermediate Concentration Account Letter executed by the Special Account Banks or the Intermediate Concentration Account Bank which reflect such change and enable the Agent to continue to exercise its rights contained in Section 2.8 of the TAA.

(h)Amendment to Transferring Affiliate Letter, Etc.. The Seller will not, and will not permit any other Originating Entity to, (i) amend, modify, or supplement the Transferring Affiliate Letter or any instrument, document or agreement executed in connection therewith (collectively the “Initial Transfer Documents”), (ii) terminate or cancel any Initial Transfer Document, (iii) issue any consent or directive under any Initial Transfer Document, (iv) undertake any enforcement proceeding in respect of any of the Initial Transfer Documents, or (v) waive, extend the time for performance or grant any indulgence in respect of any provision of

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any Initial Transfer Document, in each case except with the prior written consent of the Purchaser, the Agent and each Administrative Agent; nor shall the Seller take, or permit any other Originating Entity to take, any other action under any of the Initial Transfer Documents that shall have a material adverse effect on the Purchaser, the Agent, any Conduit Investor or any Bank Investor or which is inconsistent with the terms of this Agreement.

(i)ERISA Matters. The Seller will not, and will not permit any other Originating Entity to, (i) engage or permit any of its respective ERISA Affiliates to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (ii) permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Seller, such Originating Entity or any ERISA Affiliate thereof is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability to the Seller, such Originating Entity or any ERISA Affiliate thereof under ERISA or the Code, if such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events occurring within any fiscal year of the Seller, in the aggregate, involve a payment of money or an incurrence of liability by the Seller, any Originating Entity or any ERISA Affiliate thereof, in an amount in excess of $500,000.

(j)Anti-Corruption Laws and Sanctions . The Seller will not sell, transfer or assign any Receivables, and shall procure that its directors, officers, employees and agents shall not use, the proceeds of any sale, transfer or assignment of any Receivables (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any Sanctions, or (C) in any other manner that would result in liability to any party hereto under any applicable Sanctions or the violation of any Sanctions by any such Person.

ARTICLE VI

ADMINISTRATION AND COLLECTION

SECTION 6.1. Collection of Receivables. The servicing, administering and collection of the Receivables shall be conducted by the Collection Agent. For so long as the Person acting as Collection Agent is the Seller, the Seller shall perform its duties as Collection Agent under the TAA in accordance with the terms thereof, it being understood that it shall hold all Receivables, Related Assets, Records and Collections which it receives from time to time solely in its capacity as Collection Agent and shall not claim or retain any legal or beneficial title or interest therein. If at any time the Collection Agent is a Person other than the Seller, the Seller agrees promptly to provide all information requested by the Collection Agent in connection with the performance of its responsibilities under the TAA, and agrees to exert its best efforts to assist any successor Collection Agent in assuming and performing its duties as Collection Agent.

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SECTION 6.2. Rights of Purchaser. At any time:

(i)The Purchaser (or the Agent as assignee of the Purchaser) may direct that payment of all amounts payable under any Receivable be made directly to the Purchaser (or the Agent, as the case may be) or its designee.

(ii)The Seller shall, at the Purchaser’s request (or at the request of the Agent, as assignee of the Purchaser) and at the Seller’s expense, give notice of the Purchaser’s ownership of Receivables and/or the Agent’s interest in the Receivables to each Obligor and direct that payments be made directly to the Purchaser (or the Agent, as the case may be) or its designee.

(iii)The Seller shall, at the Purchaser’s or the Agent’s request, (A) assemble all of the Records, and shall make the same available to the Purchaser, the Agent or its designee at a place selected by the Purchaser, the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Purchaser and the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

Notwithstanding the foregoing clauses (i), (ii) and (iii), neither the Purchaser nor any of its assigns shall at any time direct, or cause any Originating Entity to direct, Obligors of Receivables or Related Security payable under the Medicare or Medicaid program to make payment of amounts due or to become due to such Originating Entity in respect of such Receivables or Related Security directly to either the Intermediate Concentration Account or the Concentration Account or to the Purchaser, the Purchaser’s assigns or any of their respective designees, except for any such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

SECTION 6.3. Special Accounts. The Seller hereby transfers to the Purchaser, and shall cause each of the Transferring Affiliates to transfer to the Purchaser, effective concurrently with the initial Purchase hereunder, all right, title and interest of such Originating Entity in and to each Special Account, together with each lock-box related thereto and all agreements between such Originating Entity and the applicable Special Account Bank. The Seller hereby authorizes the Purchaser and its assigns to take, to the extent permitted by applicable law, any and all steps in the Seller’s or any other Originating Entity’s name (which power, in the case of each Transferring Affiliate, the Seller is authorized to grant pursuant to authority granted to the Seller under the Transferring Affiliate Letter) and on behalf of the Seller and such Originating Entity necessary or desirable, in the determination of the Purchaser or such assign, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Seller’s or such Originating Entity’s name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts; provided, however, that neither the Purchaser nor any of its assigns shall have the power or authority to direct Obligors of Receivables or Related Security payable under the CHAMPUS/VA, Medicare or Medicaid program to make payment of amounts due or to become due to the Seller or any Transferring Affiliate in respect of such Receivables or Related Security directly to either the

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Intermediate Concentration Account or the Concentration Account or to the Purchaser, the Purchaser’s assigns or any of their respective designees, except for any such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

SECTION 6.4. Responsibilities of the Seller. Anything herein to the contrary notwithstanding, the Seller shall, and/or shall cause each other Originating Entity to, (i) perform all of such Person’s obligations under the Contracts related to the Receivables to the same extent as if interests in such Receivables had not been sold hereunder and under the Transferring Affiliate Letter, and the exercise by the Purchaser of its rights hereunder and under the Transferring Affiliate Letter shall not relieve the Seller from such obligations and (ii) pay when due any taxes, including without limitation, any sales taxes payable in connection with the Receivables and their creation and satisfaction. Neither the Purchaser nor any of its assignees shall have any obligation or liability with respect to any Receivable or related Contracts, nor shall it be obligated to perform any of the obligations of the Seller thereunder.

SECTION 6.5. Reports. On or prior to each Settlement Date, the Seller shall prepare and forward to the Purchaser a report setting forth the following with respect to the immediately preceding calendar month: (i) the aggregate Outstanding Balance of Receivables included in the Purchases occurring during such month, (ii) the aggregate Purchase Price payable to the Seller in respect of such Purchases, specifying the Purchase Price Percentage in effect for such month and the aggregate Purchase Price Credits deducted in calculating such aggregate Purchase Price, (iii) the aggregate amount of funds received by the Seller during such month and the aggregate amount of any amounts drawn under any Letters of Credit, in each case which are to be applied toward the aggregate Purchase Price owing for such month pursuant to Section 2.2(d), (iv) the increase or decrease in the amount outstanding under the Subordinated Note as of the end of such month after giving effect to the application of funds toward the aggregate Purchase Price, (v) the amount of any capital contribution made by the Seller to the Purchaser as of the end of such month and (vi) such other information concerning the Receivables as the Purchaser may reasonably request. Promptly following any request therefor by the Purchaser, the Seller shall prepare and provide to the Purchaser a listing by Obligor of all Receivables together with an aging of such Receivables.

ARTICLE VII

SELLER DEFAULTS

SECTION 7.1. Seller Defaults. The occurrence of any one or more of the following events shall constitute a Seller Default:

(a) the Seller shall fail to make any payment or deposit to be made by it hereunder when due; or

(b) any representation, warranty, certification or statement made or deemed made by the Seller in this Agreement, by FME KGaA or FMCH under the Parent Agreement, or by the Seller, FME KGaA, FMCH or any other Parent Group Member in any other Transaction Document to which it is a party or in any other document certificate or other writing delivered

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pursuant hereto or thereto, shall prove to have been incorrect in any material respect when made or deemed made; or

(c) the Seller shall default in the performance of any payment or undertaking (other than those covered by clause (a) above) to be performed or observed under

(i)Section 5.1(a)(iv); provided that, in the case of any failure to provide any such notice relating to a Potential Seller Default that shall have ceased to exist prior to the date such notice was required to have been given under Section 5.1(a)(iv), the failure to give such notice shall not constitute a Seller Default unless a senior officer of the Seller (including, the Treasurer, any Assistant Treasurer, General Counsel or any assistant or associate general counsel of the Seller) shall have known of the occurrence of such Potential Seller Default during such period; or

(ii)any of Sections 5.1(a)(v), 5.1 (a)(x), 5.1 (a)(ix), 5.1(b)(i), 5.1(f), 5.1(g), 5.1(h), 5.1(i), 5.1(k), 5.2(a), 5.2(c), 5.2(d), 5.2(e), 5.2(f), 5.2(g), 5.2(h) or 6.2; or

(iii)	Section 5.1(b)(ii), and such default shall continue for 2 Business Days; or

(iv)any other provision hereof and such default in the case of this clause (iv) shall continue for ten (10) days;

(d) failure of the Seller, FME KGaA, FMCH or any Transferring Affiliate to pay when due any amounts due under any agreement to which any such Person is a party and under which any Indebtedness greater than €250,000,000 (or its equivalent in any currency) was created or is governed; or the default by the Seller, FME KGaA, FMCH or any Transferring Affiliate in the performance of any term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness owing by the Seller, FME KGaA, FMCH or any Transferring Affiliate greater than €250,000,000 (or its equivalent in any currency) was created or is governed, regardless of whether such event is an “event of default” or “default” under any such agreement; or any Indebtedness owing by the Seller, FME KGaA, FMCH or any Transferring Affiliate greater than €250,000,000 (or its equivalent in any currency) shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment and other than in the case of an instrument stated to be payable on demand) prior to the date of maturity thereof; or

(e) any Event of Bankruptcy shall occur with respect to the Seller, any other Originating Entity, FME KGaA or FMCH; provided that, in the case of any Event of Bankruptcy relating to any Transferring Affiliate, such Event of Bankruptcy shall not constitute a Seller Default hereunder if at such time the “Percentage Factor” (as defined in the TAA) does not exceed the “Maximum Percentage Factor” (as defined in the TAA) after reducing the “Net Receivables Balance” (as defined in the TAA) by an amount equal to the aggregate Outstanding Balance of all Receivables otherwise included in the calculation of the Net Receivables Balance which either (i) have been originated by such Transferring Affiliate or (ii) are owing from any Obligor that shall have been directed to remit payments thereon to a Special Account that is a Special Account to which Obligors in respect of the Transferring Affiliate that is the subject of such Event of Bankruptcy shall have been directed to remit payments; or

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(f) after giving effect to any Purchase hereunder, the Purchaser shall, for any reason, fail or cease to have all right, title and interest in and to all of the Receivables which are to be included in such Purchase, together with the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, subject only to the interests therein of the Agent, on behalf of the Conduit Investors and the Bank Investors; or

(g) the Transferring Affiliate Letter or any other Transaction Document shall have terminated; or any material provision thereof shall cease for any reason to be valid and binding on any party thereto or any party shall so state in writing; or any party to any Transaction Document (other than the Purchaser, the Agent, any Conduit Investor or any Bank Investor) shall fail to perform any material term, provision or condition contained in any Transaction Document on its part to be performed or a default shall otherwise occur thereunder; or

(h) either FMCH or the Seller shall enter into any transaction or merger whereby it is not the surviving entity; or

(i) there shall have occurred any material adverse change in the operations of any of FMCH or the Seller since December 31, 2011 or any other Material Adverse Effect shall have occurred; or

(j) a default shall occur under the Parent Agreement; or the Parent Agreement shall for any reason terminate; or any material provision thereof shall cease to be valid and binding on any party thereto or any party thereto shall so state in writing; or

(k) (i) the Seller shall cease to own, free and clear of any Adverse Claim all of the outstanding shares of capital stock of the Transferor on a fully diluted basis; or (ii) FMCH shall cease to own, directly or indirectly, free and clear of any Adverse Claim (other than a pledge made pursuant to the FME KGaA Credit Facility and put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries), all of the outstanding shares of capital stock of any of the Originating Entities or the Collection Agent on a fully diluted basis; provided that FME KGaA may own directly or indirectly stock that is not Voting Stock in subsidiaries of FMCH; or (iii) FME KGaA shall cease to own, directly or indirectly, free and clear of any Adverse Claim, all of the Voting Stock of FMCH other than the preferred stock of FMCH outstanding as of the date hereof (which preferred stock outstanding as of the date hereof shall not represent more than 20% of the total Voting Stock of FMCH); or (iv) or a Change of Control (as defined under the TAA).

SECTION 7.2. Remedies. (a) Upon the occurrence of any Seller Default, the Purchaser shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, all of which rights shall be cumulative.

ARTICLE VIII

INDEMNIFICATION; EXPENSES

SECTION 8.1. Indemnities by the Seller. Without limiting any other rights which the Purchaser may have hereunder or under applicable law, the Seller hereby agrees to

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indemnify the Purchaser and any successors and permitted assigns (including, without limitation, the Conduit Investors, the Bank Investors, the Agent, the Administrative Agents, the Collateral Agents, the Liquidity Providers and the Credit Support Providers) and their respective officers, directors and employees (collectively, “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees (which such attorneys may be employees of any Liquidity Provider, any Credit Support Provider, the Agent, any Administrative Agent, any Collateral Agent or the Purchaser, as applicable) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them in any action or proceeding between the Seller or any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, by the Purchaser and its assigns of Receivables and Related Assets or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables. Without limiting the generality of the foregoing, the Seller shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

(i)any representation or warranty made by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) or any officers of any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) under or in connection with this Agreement, the Parent Agreement, the Transferring Affiliate Letter, any of the other Transaction Documents, any Investor Report or any other information or report delivered by any Parent Group Member pursuant to or in connection with any Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made;

(ii)the failure by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) to comply with any applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation), including with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

(iii)the failure to vest and maintain vested in the Purchaser a first priority ownership interest in the Affected Assets free and clear of any Adverse Claim;

(iv)the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Affected Assets;

(v)any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any

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other claim resulting from the sale of merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

(vi)any failure of the Collection Agent (if a Parent Group Member or designee thereof) to perform its duties or obligations in accordance with the provisions of the TAA; or

(vii)any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable;

(viii)the transfer of an ownership interest in any Receivable other than an Eligible Receivable;

(ix)the failure by any Parent Group Member (individually or as Collection Agent) to comply with any term, provision or covenant contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any of its respective duties under the Contracts;

(x)the failure of any Originating Entity to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with any of the Receivables;

(xi)the commingling by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) of Collections of Receivables at any time with other funds;

(xii)any investigation, litigation or proceeding related to this Agreement, any of the other Transaction Documents, the use of proceeds of Transfers by the Seller or any other Originating Entity, the ownership of any Receivable, Related Security or Contract or any interest therein;

(xiii)the failure of any Special Account Bank or any Designated Account Agent to remit any amounts held by it pursuant to the instructions set forth in the applicable Special Account Letter, Intermediate Concentration Account Agreement or Concentration Account Agreement or any instruction of the Collection Agent, the Seller, any Originating Entity or the Agent (to the extent such Person is entitled to give such instructions in accordance with the terms of the Transaction Documents) whether by reason of the exercise of set-off rights or otherwise;

(xiv)any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Seller to qualify to do business or file any notice of business activity report or any similar report;

(xv)any failure of the Seller to give reasonably equivalent value to any Transferring Affiliate in consideration of the purchase by the Seller from such Transferring Affiliate of any Receivable, or any attempt by any Person to void, rescind or

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set-aside any such transfer or any transfer of any Receivable hereunder under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

(xvi)any action taken by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) in the enforcement or collection of any Receivable; provided, however, that if any Conduit Investor enters into agreements for the purchase of interests in receivables from one or more Other Transferors, such Conduit Investor shall allocate such Indemnified Amounts which are in connection with any applicable Liquidity Provider Agreement, Credit Support Agreement or the credit support furnished by any applicable Credit Support Provider to the Seller and each Other Transferor; and provided, further, that if such Indemnified Amounts are attributable to any Parent Group Member and not attributable to any Other Transferor, the Seller shall be solely liable for such Indemnified Amounts or if such Indemnified Amounts are attributable to Other Transferors and not attributable to any Parent Group Member, such Other Transferors shall be solely liable for such Indemnified Amounts;

(xvii)any reduction or extinguishment of, or any failure by any Obligor to pay (in whole or in part), any Receivable or any Related Security with respect thereto as a result of or on account of any violation of or prohibition under any law, rule or regulation now or hereafter in effect from time to time, including without limitation and CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation, or as a result of or on account of the entering of any judicial or regulatory order or agreement adversely affecting the Seller or any Parent Group Member;

(xviii)any failure by the Seller or any Parent Group Member to maintain all governmental and other authorization and approvals necessary to render the services, or sell the merchandise, resulting in Receivables; or

(xix)without duplication of any amounts paid by the Seller pursuant to Section 2.3, any cancellation or voiding of a Receivable, any Contractual Adjustment, or any other event or circumstance which gives arise to a “Deemed Collection” under the TAA or a “Purchase Price Credit” under this Agreement.

SECTION 8.2. Other Costs and Expenses. (a) The Seller agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Purchaser harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, the out-of-pocket expenses payable by the Purchaser under Section 8.4 of the TAA) or intangible, documentary or recording taxes incurred by or on behalf of the Purchaser or any other Indemnified Party (i) in connection with the negotiation, execution, delivery and preparation of this Agreement, the other Transaction Documents and any documents or instruments delivered pursuant hereto and thereto and the transactions contemplated hereby or thereby (including, without limitation, the perfection or protection of the Purchaser’s ownership of Receivables and Related Assets with respect thereto) and (ii) from time to time (a) relating to any amendments, waivers or consents under this Agreement and the other Transaction Documents, (b) arising in connection with the Purchaser’s enforcement or preservation of rights (including, without limitation, the perfection and protection of the transfers of Receivables and Related Assets under

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this Agreement), or (c) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement or any of the other Transaction Documents.

(b) If the Seller fails to perform any of its agreements or obligations under this Agreement, following expiration of any applicable cure period, the Purchaser (or any assignee thereof) may (but shall not be required to) perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Purchaser (or any such assignee) incurred in connection therewith shall be payable by the Seller upon the Purchaser’s (or any such assignee’s) written demand therefor.

ARTICLE IX

MISCELLANEOUS

SECTION 9.1. Term of Agreement. This Agreement shall terminate on the date after the Collection Date on which (i) no further Purchases are to be made hereunder, (ii) the aggregate Outstanding Balance of Receivables conveyed to the Purchaser hereunder has been reduced to zero or written off in accordance with the Credit and Collection Policy and (iii) the Seller has paid the Purchaser all indemnities, adjustments and other amounts which may be owed to the Purchaser hereunder; provided, however, that (x) the rights and remedies of the Purchaser with respect to any representation and warranty made or deemed to be made by the Seller pursuant to this Agreement, (y) the indemnification and payment provisions of Article VII, and

(z) the agreements set forth in Section 9.9 hereof, shall be continuing and shall survive any termination of this Agreement.

SECTION 9.2. Waivers; Amendments. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. No provision of this Agreement or the Subordinated Note may be amended, supplemented, modified or waived except in writing by the Seller, the Purchaser, the Agent and each Administrative Agent. It is expressly understood and acknowledged that the prior written consent of the Agent shall be required in order for the Purchaser to grant a consent, authorization or approval requested by the Seller hereunder, or for the Purchaser to agree to any amendment, waiver or other modification to the terms or conditions of this Agreement.

SECTION 9.3. Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including writing delivered by way of mail, email, telecopy or other electronic transmission) and shall be given to the other party at its mailing address, email address, or telecopy number set forth below or at such other mailing address, email address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by email or telecopy when such telecopy is transmitted to the email address or telecopy number specified in this Section 9.3 and confirmation is received, (ii) if given by mail 3 Business Days following such posting, postage prepaid, U.S. certified or registered, (iii) if given by overnight

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courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 9.3.

If to the Purchaser:

NMC Funding Corporation

920 Winter Street

Waltham, MA 02451

Telephone: (781) 699-2668

Telecopy: (781) 699-9756

Attn: Mark Fawcett

Payment Information:

Chase Manhattan Bank, N.A.

ABA 021-000-021

Account 323-0-76823

If to the Seller:

National Medical Care, Inc.

920 Winter Street

Waltham, MA 02451

Telephone: (781) 699-2668

Telecopy: (781) 699-9756

Attn: Mark Fawcett

Payment Information:

Chase Manhattan Bank, N.A.

ABA 021-000-021

Account 323-0-76823

SECTION 9.4. Governing Law; Submission to Jurisdiction; Integration.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE SELLER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The Seller hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 9.4 shall affect the right of the Purchaser to bring any action or proceeding against the Seller or any of its properties in the courts of other jurisdictions.

(b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING

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OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

(c) This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

(d) The Seller hereby appoints Arent Fox LLP, located at 1675 Broadway, New York, New York 10019, as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which such Person is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State Court sitting in the City of New York by the Purchaser or any of its assignees.

SECTION 9.5. Severability; Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement, exhibit or document related to this Agreement or the other Transaction Documents shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act , any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and any other applicable law. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9.6. Successors and Assigns. This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Seller may not assign any of its rights or delegate any of its duties hereunder or under any of the other Transaction Documents to which it is a party without the prior written consent of each of the Purchaser and the Agent. The Purchaser may assign at any time any or all of its rights and obligations hereunder and interests herein to any other Person without the consent of the Seller. Without limiting the foregoing, the Seller acknowledges that the Purchaser, pursuant to the TAA, shall assign to the Agent, on behalf of the Conduit Investors or the Bank Investors, as the case

41

may be, all of its rights, remedies, powers and privileges hereunder and that each of the Agent, the Conduit Investors and such Bank Investors may further assign such rights, remedies, powers and privileges to the extent permitted in the TAA. The Seller agrees that the Agent, as the assignee of the Purchaser, shall, subject to the terms of the TAA, have the right to enforce this Agreement and to exercise directly all of the Purchaser’s rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of the Purchaser to be given or withheld hereunder) and the Seller agrees to cooperate fully with the Agent in the exercise of such rights and remedies. The Seller further agrees to give to the Agent copies of all notices, reports and other documents it is required to give to the Purchaser hereunder and to permit the Agent the rights of inspection and audit granted to the Purchaser hereunder. In addition, the Seller agrees that to the extent the Purchaser is herein permitted to take any action or to provide any information or report, the Agent may similarly so direct and require (with or without the concurrence of the Purchaser) the Seller to take such action or to provide such information or report.

SECTION 9.7. Waiver of Confidentiality. The Seller hereby consents to the disclosure of any non-public information with respect to it received by the Purchaser, any Conduit Investor, the Agent, any Bank Investor or any Administrative Agent to any of the Purchaser, any Conduit Investor, the Agent, any nationally recognized rating agency rating any Conduit Investor’s Commercial Paper, any Administrative Agent, any Collateral Agent, any Bank Investor or potential Bank Investor, any Liquidity Provider or any Credit Support Provider in relation to this Agreement or the TAA.

SECTION 9.8. Confidentiality Agreement. The Seller hereby agrees that it will not disclose, and will cause each Parent Group Member to refrain from disclosing, the contents of this Agreement or any other proprietary or confidential information of the Purchaser, any Conduit Investor, the Agent, any Administrative Agent, any Collateral Agent, any Liquidity Provider or any Bank Investor to any other Person except (i) its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognized rating agency provided such auditors, attorneys, employees financial advisors or rating agencies are informed of the highly confidential nature of such information or (ii) following notice thereof to the Agent, as otherwise required by applicable law (including the federal securities laws) or order of a court of competent jurisdiction.

SECTION 9.9. Bankruptcy Petitions. (a) The Seller hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of any Conduit Investor, it will not, and the Seller will cause each Parent Group Member to not, institute against, or join any other Person in instituting against, any Conduit Investor, any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or under the laws of Canada or any province or territory of Canada. For purposes of the foregoing, the term "Conduit Investor" shall include each party identified as a Conduit Investor for purposes of Section 10.9 of the TAA. The provisions of this Section shall survive the termination of this Agreement.

(b) The Seller hereby covenants and agrees that, prior to the date which is one year and one day after this Agreement shall have terminated in accordance with its terms, it will

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not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

SECTION 9.10. Purchase Termination. The Seller’s obligation to sell, transfer, assigns and otherwise convey Receivables and Related Assets to the Purchaser hereunder may be terminated at any time by the Seller by giving written notice thereof to Purchaser and the Agent of the Seller’s election to discontinue Purchases hereunder, in which event the Purchase Termination Date (as defined in the TAA) shall thereafter occur on the date specified therefor by the Seller in such notice, but in any event not less than 60 days after the Agent’s receipt of such notice.

SECTION 9.11. Subordination. The Seller agrees that any indebtedness, obligation or claim, it may from time to time hold or otherwise have (including, without limitation any obligation or claim arising in connection with the Revolving Loans) against the Purchaser or any assets or properties of the Purchaser, whether arising hereunder or otherwise existing, shall be subordinate in right of payment to the prior payment in full of any indebtedness or obligation of the Purchaser owing to the Agent, any Administrative Agent, any Conduit Investor or any Bank Investor under the TAA. The subordination provision contained herein is for the direct benefit of, and may be enforced by, the Agent, any Administrative Agent, any Conduit Investor, any Bank Investor and/or any of their respective assignees under the TAA.

SECTION 9.12. Characterization of the Transactions Contemplated by the Agreement. (a) It is the intention of the parties that each Purchase hereunder shall constitute a sale of such Receivables, together with the Related Assets with respect thereto, from the Seller to the Purchaser, conveying good title thereto free and clear of any Adverse Claims, and that such Receivables and Related Assets not be part of the Seller’s estate in the event of an insolvency. If, notwithstanding the foregoing, the transactions contemplated under this Agreement should be deemed a financing and not a sale or such sale shall for any reason be ineffective or unenforceable (any of the foregoing a “Recharacterization”), the Seller and the Purchaser intend that the Seller shall be deemed to have granted to the Purchaser a first priority perfected and continuing security interest in all of the Seller’s right, title and interest in, to and under the Receivables now or hereafter arising that are sold to the Purchaser pursuant to this Agreement, together with the Related Assets with respect thereto, and that this Agreement shall constitute a security agreement under applicable law.

(b) In the case of any Recharacterization, each of the Seller and the Purchaser represents and warrants that each remittance of Collections by the Seller to the Purchaser hereunder will have been (i) in payment of a debt incurred by the Seller in the ordinary course of business or financial affairs of the Seller and the Purchaser and (ii) made in the ordinary course of business or financial affairs of the Seller and the Purchaser. In addition, to further protect the interests of the Purchaser and its assigns, the Seller hereby grants to the Purchaser (for the benefit of itself and the other Indemnified Parties) a first priority perfected and continuing security interest in all of the Seller’s right, title and interest in, to and under the Receivables arising after the Termination Date, together with the Related Assets with respect thereto. The security interests deemed granted and granted pursuant to the two preceding sentences shall secure all obligations of the Seller hereunder and under the other Transaction Documents

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(including, without limitation, all indemnification and other obligations of the Seller under Article VIII of this Agreement). The Seller hereby assigns to the Purchaser all of its rights and remedies under the Transferring Affiliate Letter (and all instruments, documents and agreements executed in connection therewith) with respect to the Receivables and the Related Assets and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables and the Related Assets (including, without limitation, all security interests granted by the Transferring Affiliates under the Transferring Affiliate Letter and all indemnification obligations of the Transferring Affiliates under Section 17 of the Transferring Affiliate Letter).

SECTION 9.13. Perfection Representations. The Perfection Representations shall be a part of the Agreement for all purposes. The Seller hereby makes the representations and warranties set forth in the Perfection Representations as of the date of each sale of Receivables hereunder. The Perfection Representations shall survive termination of this Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Receivables Purchase Agreement as of the date first written above.

NMC FUNDING CORPORATION,
as Purchaser

By:
Name:
Title:

NATIONAL MEDICAL CARE, INC.,
as Seller

By:
Name:
Title:

Signature Page to Third Amended and Restated Receivables Purchase Agreement

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EXHIBIT A

[RESERVED]

46

EXHIBIT B

[RESERVED]

47

EXHIBIT C

[RESERVED]

48

EXHIBIT D

to

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF SPECIAL ACCOUNT LETTER

49

EXHIBIT E

to

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF SUBORDINATED NOTE

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EXHIBIT F

To

THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

LIST OF ACTIONS AND SUITS

SECTIONS 3.1(g) and 3.1(k)(iv)

3.1(g)(i)Seller:See below under Legal and Regulatory Matters

3.1(g)(ii)Affiliates:The “Legal and Regulatory Matters” section of the most recent annual report on Form 20-F or report on Form 6-K for the quarter, as applicable, and such other Form 6-Ks referencing therein any actions, suits or proceedings, each as filed by Fresenius Medical Care AG & Co. KGaA (“FME KGaA” or the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 is hereby incorporated by reference as if fully set forth herein.

Such filings can be found on the SEC website at the following link: https://www.sec.gov/cgi- bin/browse-edgar?action=getcompany&CIK=0001333141&owner=exclude&count=40&hidefilings=0

The following are excerpts from the report on Form 6-K of FME KGaA filed with the Securities and Exchange Commission on July 30, 2021 for the period ending June 30, 2021 (in thousands, except share and per share data):

Legal and Regulatory Matters

The Company is routinely involved in claims, lawsuits, regulatory and tax audits, investigations and other legal matters arising, for the most part, in the ordinary course of its business of providing health care services and products. Legal matters that the Company currently deems to be material or noteworthy are described below. The Company records its litigation reserves for certain legal proceedings and regulatory matters to the extent that the Company determines an unfavorable outcome is probable and the amount of loss can be reasonably estimated. For the other matters described below, the Company believes that the loss probability is remote and/or the loss or range of possible losses cannot be reasonably estimated at this time. The outcome of litigation and other legal matters is always difficult to predict accurately and outcomes that are not consistent with the Company’s view of the merits can occur. The Company believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that the resolution of one or more of the legal matters currently pending or threatened could have a material adverse effect on its business, results of operations and financial condition.

Beginning in 2012, the Company received certain communications alleging conduct in countries outside the United States that might violate the Foreign Corrupt Practices Act or other anti-bribery laws. The Company conducted investigations with the assistance of outside counsel and, in a continuing dialogue, advised the Securities and Exchange Commission (“SEC”) and the United States Department of Justice (“DOJ”) about these investigations. The DOJ and the SEC also conducted their own investigations, in which the Company cooperated. In the course of this dialogue, the Company identified and reported to the DOJ and the SEC, and took remedial actions with respect to, conduct that resulted in the DOJ and the SEC seeking monetary penalties including disgorgement of profits and other remedies. This conduct revolved principally around the Company's products business in countries outside the United States.

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On March 29, 2019, the Company entered into a non-prosecution agreement (“NPA”) with the DOJ and a separate agreement with the SEC intended to resolve fully and finally the U.S. government allegations against the Company arising from the investigations. Both agreements included terms starting August 2, 2019. The DOJ NPA is scheduled to terminate on August 2, 2022 and the dismissal of the SEC Order is scheduled to occur on November 30, 2022. The Company paid a combined total in penalties and disgorgement of approximately $231,715 (€205,854) to the DOJ and the SEC in connection with these agreements. The entire amount paid to the DOJ and the SEC was reserved for in charges that the Company recorded in 2017 and 2018 and announced in 2018. As part of the resolution, the Company agreed to certain self-reporting obligations and to retain an independent compliance monitor. Due to COVID-19 pandemic restrictions, the monitorship program faced certain delays, but the Company is working to have all its obligations under the resolution with the DOJ and SEC completed in 2022.

In 2015, the Company self-reported to the German prosecutor conduct with a potential nexus to Germany and continues to cooperate with government authorities in Germany in their review of the conduct that prompted the Company's and United States government investigations.

Since 2012, the Company has made and continues to make further significant investments in its compliance and financial controls and in its compliance, legal and financial organizations. The Company's remedial actions included separation from those employees responsible for the above-mentioned conduct. The Company is dealing with post-FCPA review matters on various levels. The Company continues to be fully committed to compliance with the FCPA and other applicable anti-bribery laws.

On October 30, 2020, Mexico’s primary social security and health care agency filed a civil complaint in the United States District Court for the District of Massachusetts (Boston) asserting claims for common law fraud against the Company and FMCH. 2020 Civ. 11927-IT (E. D. Mass.). The allegations of the complaint rely on the Company’s resolution under the FCPA. After both FMCH and the Company moved to dismiss the complaint, the plaintiff moved on June 23, 2021 to dismiss the complaint voluntarily without prejudice. The court granted plaintiff’s motion the same day.

FMCH's insurers agreed to the settlement in 2017 of personal injury litigation related to FMCH's Granuflo® and Naturalyte® acid concentrate products and funded $220,000 (€179,284) of the settlement fund under a reciprocal reservation of rights. FMCH accrued a net expense of $60,000 (€48,896) in connection with the settlement, including legal fees and other anticipated costs. Following the settlement, FMCH's insurers in the AIG group initiated litigation against FMCH seeking to be indemnified by FMCH for their $220,000 (€179,284) outlay and FMCH initiated litigation against the AIG group to recover defense and indemnification costs FMCH had borne. National Union Fire Insurance v. Fresenius Medical Care, 2016 Index No. 653108 (Supreme Court of New York for New York County).

Discovery in the litigation is complete. The AIG group abandoned certain of its coverage claims and submitted expert reports on damages asserting that, if AIG prevails on all its remaining claims, it should recover $60,000 (€48,896). FMCH contests all of AIG’s claims and submitted expert reports supporting rights to recover $108,000 (€88,012) from AIG, in addition to the $220,000 (€179,284) already funded. A trial date has not been set in the matter.

In August 2014, FMCH received a subpoena from the United States Attorney’s Office (“USAO”) for the District of Maryland inquiring into FMCH's contractual arrangements with hospitals and physicians involving contracts relating to the management of in-patient acute dialysis services. On August 27, 2020, after the USAO declined to pursue the matter by intervening, the United States District Court for Maryland unsealed a 2014 relator’s qui tam complaint that gave rise to the investigation. United States ex rel. Martin Flanagan v. Fresenius Medical Care Holdings, Inc., 2014 Civ. 00665 (D. Maryland). The relator has served the complaint and litigation is proceeding. In response to FMCH’s motion to dismiss the unsealed

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complaint, the relator filed an amended complaint on February 5, 2021 making broad allegations about financial relationships between FMCH and nephrologists.

In July 2015, the Attorney General for Hawaii issued a civil complaint under the Hawaii False Claims Act alleging a conspiracy pursuant to which certain Liberty Dialysis subsidiaries of FMCH overbilled Hawaii Medicaid for Liberty's Epogen® administrations to Hawaii Medicaid patients during the period from 2006 through 2010, prior to the time of FMCH's acquisition of Liberty. Hawaii v. Liberty Dialysis—Hawaii, LLC et al., Case No. 15-1-1357-07 (Hawaii 1st Circuit). The State alleges that Liberty acted unlawfully by relying on incorrect and unauthorized billing guidance provided to Liberty by Xerox State Healthcare LLC, which acted as Hawaii's contracted administrator for its Medicaid program reimbursement operations during the relevant period. With discovery concluded, the State has specified that its demands for relief relate to $7,700 (€6,275) in overpayments on approximately twenty thousand “claims” submitted by Liberty. After prevailing on motions by Xerox to preclude it from doing so, FMCH is pursuing third-party claims for contribution and indemnification against Xerox. The State's False Claims Act complaint was filed after Liberty initiated an administrative action challenging the State's recoupment of alleged overpayments from sums currently owed to Liberty. The civil litigation and administrative action are proceeding in parallel. Trial in the civil litigation has been postponed because of COVID-19-related administrative issues and has been rescheduled for January 2022.

On August 31, 2015, FMCH received a subpoena under the False Claims Act from the United States Attorney for the District of Colorado (Denver) inquiring into FMCH’s participation in and management of dialysis facility joint ventures in which physicians are partners. FMCH continues to cooperate in the Denver USAO investigation, which has come to focus on purchases and sales of minority interests in ongoing outpatient facilities between FMCH and physician groups.

On November 25, 2015, FMCH received a subpoena under the False Claims Act from the United States Attorney for the Eastern District of New York (Brooklyn) also inquiring into FMCH’s involvement in certain dialysis facility joint ventures in New York. On September 26, 2018, the Brooklyn USAO declined to intervene on the qui tam complaint filed under seal in 2014 that gave rise to this investigation. CKD Project LLC v. Fresenius Medical Care, 2014 Civ. 06646 (E.D.N.Y. November 12, 2014). The court unsealed the complaint, allowing the relator to proceed on its own. On January 27, 2021, the Magistrate Judge recommended dismissal of the complaint with prejudice and without leave to amend. The relator is appealing the Magistrate Judge’s recommendation.

Beginning October 6, 2015, the United States Attorney for the Eastern District of New York (Brooklyn) has led an investigation, through subpoenas issued under the False Claims Act, of utilization and invoicing by FMCH’s subsidiary Azura Vascular Care for a period beginning after FMCH’s acquisition of American Access Care LLC ("AAC") in October 2011. FMCH is cooperating in the Brooklyn USAO investigation. The Brooklyn USAO has indicated that its investigation is nationwide in scope and is focused on whether certain access procedures performed at Azura facilities were medically unnecessary and whether certain physician assistants employed by Azura exceeded their permissible scope of practice. Allegations against AAC arising in districts in Connecticut, Florida and Rhode Island relating to utilization and invoicing were settled in 2015.

On November 18, 2016, FMCH received a subpoena under the False Claims Act from the United States Attorney for the Eastern District of New York (Brooklyn) seeking documents and information relating to the operations of Shiel Medical Laboratory, Inc. (“Shiel”), which FMCH acquired in October 2013. In the course of cooperating in the investigation and preparing to respond to the subpoena, FMCH identified falsifications and misrepresentations in documents submitted by a Shiel salesperson that relate to the integrity of certain invoices submitted by Shiel for laboratory testing for patients in long term care facilities. On February 21, 2017, FMCH terminated the employee and notified the United States Attorney of the termination and its circumstances. The terminated employee's conduct is expected to result in demands for

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FMCH to refund overpayments and to pay related penalties under applicable laws, but the monetary value of such payment demands cannot yet be reasonably estimated. FMCH contends that, under the asset sale provisions of its 2013 Shiel acquisition, it is not responsible for misconduct by the terminated employee or other Shiel employees prior to the date of the acquisition. The Brooklyn USAO continues to investigate a range of issues involving Shiel, including allegations of improper compensation (kickbacks) to physicians, and has disclosed that multiple sealed qui tam complaints underlie the investigation.

On December 12, 2017, FMCH sold to Quest Diagnostics certain Shiel operations that are the subject of this Brooklyn subpoena, including the misconduct reported to the United States Attorney. Under the Quest Diagnostics sale agreement, FMCH retains responsibility for responding to the Brooklyn investigation and for liabilities arising from conduct occurring after its 2013 acquisition of Shiel and prior to its sale of Shiel to Quest Diagnostics. FMCH is cooperating in the investigation.

In May 2017, the United States Attorney for the Middle District of Tennessee (Nashville) issued identical subpoenas to FMCH and two subsidiaries under the False Claims Act concerning FMCH's retail pharmaceutical business. The subpoenas, and the subsequent investigation in which FMCH cooperated, were apparently predicated on but were not limited to a complaint filed on November 6, 2015 by two former employees. United States ex rel. Keasler et al. v. Fresenius Medical Care Rx, LLC, 03:15-Civ-01183 (M.D. Tenn. 2015). On July 9, 2021, the United States declined to intervene in the matter. On July 13, 2021, the Court allowed the relators’ complaint to be unsealed. The relators may elect to serve the complaint.

On March 12, 2018, Vifor Fresenius Medical Care Renal Pharma Ltd. and Vifor Fresenius Medical Care Renal Pharma France S.A.S. (collectively, “VFMCRP”) (see note 3), filed a complaint for patent infringement against Lupin Atlantis Holdings SA and Lupin Pharmaceuticals Inc. (collectively, “Lupin”), and Teva Pharmaceuticals USA, Inc. (“Teva”) in the U.S. District Court for the District of Delaware (Case 1:18-cv-00390-MN, “first complaint”). The patent infringement action is in response to Lupin and Teva’s filings of Abbreviated New Drug Applications ("ANDA") with the U.S. Food and Drug Administration ("FDA") for generic versions of Velphoro®. Velphoro® is protected by patents listed in the FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations, also known as the Orange Book. The complaint was filed within the 45-day period provided for under the Hatch-Waxman legislation, and triggered a stay of FDA approval of the ANDAs for 30 months (specifically, up to July 29, 2020 for Lupin’s ANDA; and August 6, 2020 for Teva’s ANDA. In response to another ANDA being filed for a generic Velphoro®, VFMCRP filed a complaint for patent infringement against Annora Pharma Private Ltd., and Hetero Labs Ltd. (collectively, “Annora”), in the U.S. District Court for the District of Delaware on December 17, 2018. The case was settled among the parties, thus terminating the court action on August 4, 2020. On May 26, 2020, VFMCRP filed a further complaint for patent infringement against Lupin in the U.S. District Court for the District of Delaware (Case No. 1:20-cv-00697-MN) in response to Lupin’s ANDA for a generic version of Velphoro® and on the basis of a newly listed patent in the Orange Book. On July 6, 2020, VFMCRP filed an additional complaint for patent infringement against Lupin and Teva in the U.S. District Court for the District of Delaware (Case No. 1:20-cv-00911-MN, “second complaint”) in response to the companies’ ANDA for generic versions of Velphoro® and on the basis of two newly listed patents in the Orange Book. All cases involving Lupin as defendant were settled among the parties, thus terminating the corresponding court actions on December 18, 2020. In relation to the remaining pending cases and the defendant Teva, trial took place for the first complaint between January 19 and 22, 2021. Another patent newly listed in the Orange Book was added to the second complaint on June 23, 2021. Trial is scheduled for the second complaint for June 2022.

On December 17, 2018, FMCH was served with a subpoena under the False Claims Act from the United States Attorney for the District of Colorado (Denver) as part of an investigation of allegations against DaVita, Inc. involving transactions between FMCH and DaVita. The subject transactions include sales and purchases of dialysis facilities, dialysis-related products and pharmaceuticals, including dialysis machines and dialyzers, and contracts for certain administrative services. FMCH is cooperating in the investigation.

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On June 28, 2019, certain FMCH subsidiaries filed a complaint against the United States seeking to recover monies owed to them by the United States Department of Defense under the Tricare program, and to preclude Tricare from recouping monies previously paid. Bio-Medical Applications of Georgia, Inc., et al.v. United States, CA 19-947, United States Court of Federal Claims. Tricare provides reimbursement for dialysis treatments and other medical care provided to members of the military services, their dependents and retirees. The litigation challenges unpublished administrative actions by Tricare administrators reducing the rate of compensation paid for dialysis treatments provided to Tricare beneficiaries based on a recasting or “crosswalking” of codes used and followed in invoicing without objection for many years. Tricare administrators have acknowledged the unpublished administrative action and declined to change or abandon it. On July 8, 2020, the U.S. government filed its answer (and confirmed their position). The parties will proceed to discovery. The court has not yet set a date for trial in this matter. FMCH has imposed a constraint on revenue otherwise recognized from the Tricare program that it believes, in consideration of facts currently known, sufficient to account for the risk of this litigation.

On August 21, 2020, FMCH was served with a subpoena from the United States Attorney for the District of Massachusetts requesting information and documents related to urgent care centers that FMCH owned, operated, or controlled as part of its ChoiceOne and Medspring urgent care operations prior to its divestiture of and exit from that line of business in 2018. The subpoena appears to be related to an ongoing investigation of alleged upcoding in the urgent care industry, which has resulted in certain published settlements under the federal False Claims Act. FMCH is cooperating in the investigation.

On March 25, 2021, FMCH received a grand jury subpoena issued from the United States District Court for the Northern District of Texas (Dallas). The subpoena seeks documents comprising communications between employees of FMCH and DaVita and partially overlaps in content the 2018 Denver subpoena. The Dallas subpoena is part of a separate investigation by the Anti-Trust Division of the Department of Justice into possible employee “no poaching” and similar agreements to refrain from competition and is related to the indictment in United States v. Surgical Care Affiliates, 3:2021-Cr-0011 (N.D. Tex.) and United States v. DaVita, Inc. et al., 1:21-cr00229 (D.Col.). The unnamed co-conspirators described in the Surgical Care Affiliates and DaVita indictments do not include FMCH, the Company, or any of their employees. FMCH is cooperating in the investigation.

From time to time, the Company is a party to or may be threatened with other litigation or arbitration, claims or assessments arising in the ordinary course of its business. Management regularly analyzes current information including, as applicable, the Company’s defenses and insurance coverage and, as necessary, provides accruals for probable liabilities for the eventual disposition of these matters.

The Company, like other health care providers, insurance plans and suppliers, conducts its operations under intense government regulation and scrutiny. It must comply with regulations which relate to or govern the safety and efficacy of medical products and supplies, the marketing and distribution of such products, the operation of manufacturing facilities, laboratories, dialysis clinics and other health care facilities, and environmental and occupational health and safety. With respect to its development, manufacture, marketing and distribution of medical products, if such compliance is not maintained, the Company could be subject to significant adverse regulatory actions by the FDA and comparable regulatory authorities outside the U.S. These regulatory actions could include warning letters or other enforcement notices from the FDA, and/or comparable foreign regulatory authority which may require the Company to expend significant time and resources in order to implement appropriate corrective actions. If the Company does not address matters raised in warning letters or other enforcement notices to the satisfaction of the FDA and/or comparable regulatory authorities outside the U.S., these regulatory authorities could take additional actions, including product recalls, injunctions against the distribution of products or operation of manufacturing plants, civil penalties, seizures of the Company’s products and/or criminal prosecution. FMCH completed remediation efforts with respect to one pending FDA warning letter and is awaiting confirmation as to whether the letter is now closed. The Company must also comply with the laws of the United States, including the federal

55

Anti-Kickback Statute, the federal False Claims Act, the federal Stark Law, the federal Civil Monetary Penalties Law and the federal Foreign Corrupt Practices Act as well as other federal and state fraud and abuse laws. Applicable laws or regulations may be amended, or enforcement agencies or courts may make interpretations that differ from the Company's interpretations or the manner in which it conducts its business. Enforcement has become a high priority for the federal government and some states. In addition, the provisions of the False Claims Act authorizing payment of a portion of any recovery to the party bringing the suit encourage private plaintiffs to commence whistleblower actions. By virtue of this regulatory environment, the Company’s business activities and practices are subject to extensive review by regulatory authorities and private parties, and continuing audits, subpoenas, other inquiries, claims and litigation relating to the Company’s compliance with applicable laws and regulations. The Company may not always be aware that an inquiry or action has begun, particularly in the case of whistleblower actions, which are initially filed under court seal.

The Company operates many facilities and handles the personal data ("PD") of its patients and beneficiaries throughout the United States and other parts of the world and engages with other business associates to help it carry out its health care activities. In such a decentralized system, it is often difficult to maintain the desired level of oversight and control over the thousands of individuals employed by many affiliated companies and its business associates. On occasion, the Company or its business associates may experience a breach under the Health Insurance Portability and Accountability Act Privacy Rule and Security Rules, the EU’s General Data Protection Regulation and or other similar laws ("Data Protection Laws") when there has been impermissible use, access, or disclosure of unsecured PD or when the Company or its business associates neglect to implement the required administrative, technical and physical safeguards of its electronic systems and devices, or a data breach that results in impermissible use, access or disclosure of personal identifying information of its employees, patients and beneficiaries. On those occasions, the Company must comply with applicable breach notification requirements.

The Company relies upon its management structure, regulatory and legal resources, and the effective operation of its compliance program to direct, manage and monitor the activities of its employees. On occasion, the Company may identify instances where employees or other agents deliberately, recklessly or inadvertently contravene the Company’s policies or violate applicable law. The actions of such persons may subject the Company and its subsidiaries to liability under the Anti-Kickback Statute, the Stark Law, the False Claims Act, Data Protection Laws, the Health Information Technology for Economic and Clinical Health Act and the Foreign Corrupt Practices Act, among other laws and comparable state laws or laws of other countries.

Physicians, hospitals and other participants in the health care industry are also subject to a large number of lawsuits alleging professional negligence, malpractice, product liability, worker’s compensation or related claims, many of which involve large claims and significant defense costs. The Company has been and is currently subject to these suits due to the nature of its business and expects that those types of lawsuits may continue. Although the Company maintains insurance at a level which it believes to be prudent, it cannot assure that the coverage limits will be adequate or that insurance will cover all asserted claims. A successful claim against the Company or any of its subsidiaries in excess of insurance coverage could have a material adverse effect upon it and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

The Company has also had claims asserted against it and has had lawsuits filed against it relating to alleged patent infringements or businesses that it has acquired or divested. These claims and suits relate both to operation of the businesses and to the acquisition and divestiture transactions. The Company has, when appropriate, asserted its own claims, and claims for indemnification. A successful claim against the Company or any of its subsidiaries could have a material adverse effect upon its business, financial condition, and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

56

In Germany, the tax audits for the years 2006 through 2009 have been substantially completed. The German tax authorities have indicated a re-qualification of dividends received in connection with intercompany mandatorily redeemable preferred shares into fully taxable interest payments for these and subsequent years until 2013. The Company has defended its position and will avail itself of appropriate remedies. The Company is also subject to ongoing and future tax audits in the U.S., Germany and other jurisdictions in the ordinary course of business. Tax authorities routinely pursue adjustments to the Company’s tax returns and disallowances of claimed tax deductions. When appropriate, the Company defends these adjustments and disallowances and asserts its own claims. A successful tax related claim against the Company or any of its subsidiaries could have a material adverse effect upon its business, financial condition and results of operations.

Other than those individual contingent liabilities mentioned above, the current estimated amount of the Company's other known individual contingent liabilities is immaterial.

3.1(k)(iv)Tradenames:Renal Care GroupFresenius Renal Technologies

National Nephrology AssociatesFresenius Renal Therapies

TruBlu Logistics (FUSA Mfg)Fresenius Kidney Care

Fresenius Renal PharmaceuticalsFresenius USA

Merger:On September 25, 2018, American Access Care of Bucks County, LLC, American Access Care of Pittsburgh, LLC, Gynesis Healthcare of

Pennsylvania, Inc. and PD Solutions of Pennsylvania, merged into

Physicians Dialysis Company, Inc.

On September 25, 2018, Mercy Dialysis Center, Inc. merged into Bio- Medical Applications of Wisconsin, Inc.

57

EXHIBIT G

to

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LOCATION OF RECORDS

58

EXHIBIT H

to

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF SELLER’S SUBSIDIARIES, DIVISIONS AND TRADENAMES

SECTION 3.1(k)

Subsidiaries and Divisions [Section 3.1(k)(ii)]:

Wholly owned subsidiaries:

Bio-Medical Applications Management Company, Inc.

Bio-Medical Applications of Illinois, Inc.

Fresenius Medical Care Dialysis Services - Oregon, LLC

Fresenius Medical Care Insurance Group, LLC

Fresenius Medical Care of Illinois, LLC

Fresenius Medical Seamless Care, LLC

Fresenius Medical Care Ventures Holding Company, Inc.

Haemo-Stat, Inc.

NMC A, LLC

NMC Funding Corporation

NMC Services, Inc.

QCI Holdings, Inc.

Quality Care Dialysis Center of Vega Baja, Inc.

Renal Research Institute, LLC

Spectra Renal Research, LLC

U.S. Vascular Access Holdings, LLC

Elevate365, LLC

New Highway Realty, LLC

Netherland Realty, LLC

Muskegon New Realty, LLC

Houston Coffee Real Estate, LLC

Partially owned subsidiaries (other member is another wholly owned entity):

QualiCenters Eugene-Springfield, Ltd. (49%)

QualiCenters Inland Northwest L.L.C. (30%)

QualiCenters Salem LLC (40%)

Fresenius Seamless Care of Atlanta, LLC (4.8%)

Fresenius Seamless Care of Delaware, LLC (8.2%)

Tradenames [Section 3.1(k)(iii)]:

Seller:	Fresenius Medical Care North America

59

EXHIBIT I

to

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF TRANSFERRING AFFILIATE LETTER

60

EXHIBIT J

to

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF TRANSFERRING AFFILIATES, CHIEF EXECUTIVE

OFFICES OF TRANSFERRING AFFILIATES AND TRADENAMES

SECTIONS 2.7(b), 3.1(i) and 3.1(k)(iv)

3.1(i) Place of Business:

For each Transferring Affiliate, the principal place of business, chief executive office, and the offices where each Transferring Affiliate keeps substantially all its Records is 920 Winter Street, Waltham, MA 02451 and such other locations listed in Exhibit G.

	Transferring Affiliate	State of Incorporation
1.	Apheresis Care Group, Inc.	Delaware
2.	Bio-Medical Applications Management Company, Inc.	Delaware
3.	Bio-Medical Applications of Alabama, Inc.	Delaware
4.	Bio-Medical Applications of Amarillo, Inc.	Delaware
5.	Bio-Medical Applications of Anacostia, Inc.	Delaware
6.	Bio-Medical Applications of Aquadilla, Inc.	Delaware
7.	Bio-Medical Applications of Arecibo, Inc.	Delaware
8.	Bio-Medical Applications of Arkansas, Inc.	Delaware
9.	Bio-Medical Applications of Bayamon, Inc.	Delaware
10.	Bio-Medical Applications of Blue Springs, Inc.	Delaware
11.	Bio-Medical Applications of Caguas, Inc.	Delaware
12.	Bio-Medical Applications of California, Inc.	Delaware
13.	Bio-Medical Applications of Camarillo, Inc.	Delaware
14.	Bio-Medical Applications of Carolina, Inc.	Delaware
15.	Bio-Medical Applications of Clinton, Inc.	Delaware
16.	Bio-Medical Applications of Columbia Heights, Inc.	Delaware
17.	Bio-Medical Applications of Connecticut, Inc.	Delaware
18.	Bio-Medical Applications of Delaware, Inc.	Delaware
19.	Bio-Medical Applications of Dover, Inc.	Delaware
20.	Bio-Medical Applications of Eureka, Inc.	Delaware
21.	Bio-Medical Applications of Fayetteville, Inc.	Delaware
22.	Bio-Medical Applications of Florida, Inc.	Delaware
23.	Bio-Medical Applications of Fremont, Inc.	Delaware
24.	Bio-Medical Applications of Fresno, Inc.	Delaware
25.	Bio-Medical Applications of Georgia, Inc.	Delaware
26.	Bio-Medical Applications of Guayama, Inc.	Delaware
27.	Bio-Medical Applications of Humacao, Inc.	Delaware
28.	Bio-Medical Applications of Illinois, Inc.	Delaware

61

	Transferring Affiliate	State of Incorporation
29.	Bio-Medical Applications of Indiana, Inc.	Delaware
30.	Bio-Medical Applications of Kansas, Inc.	Delaware
31.	Bio-Medical Applications of Kentucky, Inc.	Delaware
32.	Bio-Medical Applications of Los Gatos, Inc.	Delaware
33.	Bio-Medical Applications of Louisiana, LLC	Delaware
34.	Bio-Medical Applications of Maine, Inc.	Delaware
35.	Bio-Medical Applications of Manchester, Inc.	Delaware
36.	Bio-Medical Applications of Maryland, Inc.	Delaware
37.	Bio-Medical Applications of Massachusetts, Inc.	Delaware
38.	Bio-Medical Applications of Mayaguez, Inc.	Delaware
39.	Bio-Medical Applications of Michigan, Inc.	Delaware
40.	Bio-Medical Applications of Minnesota, Inc.	Delaware
41.	Bio-Medical Applications of Mississippi, Inc.	Delaware
42.	Bio-Medical Applications of Missouri, Inc.	Delaware
43.	Bio-Medical Applications of New Hampshire, Inc.	Delaware
44.	Bio-Medical Applications of New Jersey, Inc.	Delaware
45.	Bio-Medical Applications of New Mexico, Inc.	Delaware
46.	Bio-Medical Applications of North Carolina, Inc.	Delaware
47.	Bio-Medical Applications of Northeast D.C., Inc.	Delaware
48.	Bio-Medical Applications of Ohio, Inc.	Delaware
49.	Bio-Medical Applications of Oklahoma, Inc.	Delaware
50.	Bio-Medical Applications of Pennsylvania, Inc.	Delaware
51.	Bio-Medical Applications of Ponce, Inc.	Delaware
52.	Bio-Medical Applications of Puerto Rico, Inc.	Delaware
53.	Bio-Medical Applications of Rhode Island, Inc.	Delaware
54.	Bio-Medical Applications of Rio Piedras, Inc.	Delaware
55.	Bio-Medical Applications of San German, Inc.	Delaware
56.	Bio-Medical Applications of San Juan, Inc.	Delaware
57.	Bio-Medical Applications of South Carolina, Inc.	Delaware
58.	Bio-Medical Applications of Southeast Washington, Inc.	Delaware
59.	Bio-Medical Applications of Tennessee, Inc.	Delaware
60.	Bio-Medical Applications of Texas, Inc.	Delaware
61.	Bio-Medical Applications of the District of Columbia, Inc.	Delaware
62.	Bio-Medical Applications of Virginia, Inc.	Delaware
63.	Bio-Medical Applications of West Virginia, Inc.	Delaware
64.	Bio-Medical Applications of Wisconsin, Inc.	Delaware
65.	Bio-Medical Applications of Wyoming, LLC	Delaware
66.	Brevard County Dialysis, LLC	Florida
67.	Clayton County Dialysis, LLC	Georgia
68.	Clermont Dialysis Center, LLC	Georgia
69.	College Park Dialysis, LLC	Georgia
70.	Columbus Area Renal Alliance, LLC	Delaware
71.	Conejo Valley Dialysis, Inc.	California
72.	Dialysis America Georgia, LLC	Delaware

62

	Transferring Affiliate	State of Incorporation
73.	Dialysis Associates of Northern New Jersey, L.L.C.	New Jersey
74.	Dialysis Centers of America - Illinois, Inc.	Illinois
75.	Dialysis Management Corporation	Texas
76.	Dialysis Services of Atlanta, Inc.	Georgia
77.	Dialysis Services of Cincinnati, Inc.	Ohio
78.	Dialysis Specialists of Marietta, Ltd.	Ohio
79.	Dialysis Specialists of Topeka, Inc.	Kansas
80.	Douglas County Dialysis, LLC	Georgia
81.	Du Page Dialysis Ltd.	Illinois
82.	Everest Healthcare Holdings, Inc.	Delaware
83.	Everest Healthcare Indiana, Inc.	Indiana
84.	Everest Healthcare Ohio, Inc.	Ohio
85.	Everest Healthcare Rhode Island, Inc.	Delaware
86.	Everest Healthcare Texas, L.P.	Delaware
87.	FMS Delaware Dialysis, LLC	Delaware
88.	FMS Philadelphia Dialysis, LLC	Delaware
89.	Fondren Dialysis Clinic, Inc.	Texas
90.	Fort Scott Regional Dialysis Center, Inc.	Missouri
91.	Four State Regional Dialysis Center, Inc.	Missouri
92.	Fresenius Kidney Care Guam, LLC	Delaware
93.	Fresenius Kidney Care Pittsburgh, LLC	Delaware
94.	Fresenius Management Services, Inc.	Delaware
95.	Fresenius Medical Care – South Texas Kidney, LLC	Delaware
96.	Fresenius Medical Care Dialysis Services Colorado, LLC	Delaware
97.	Fresenius Medical Care Dialysis Services-Oregon, LLC	Oregon
98.	Fresenius Medical Care Harston Hall, LLC	Delaware
99.	Fresenius Medical Care Holdings, Inc.	New York
100.	Fresenius Medical Care of Illinois, LLC	Delaware
101.	Fresenius Medical Care of Montana, LLC	Delaware
102.	Fresenius Medical Care Ventures, LLC	Delaware
103.	Fresenius Medical Care-OSUIM Kidney Centers, LLC	Delaware
104.	Fresenius USA Manufacturing, Inc.	Delaware
105.	Fresenius USA Marketing, Inc.	Delaware
106.	Fresenius USA, Inc.	Massachusetts
107.	Gulf Region Mobile Dialysis, Inc.	Delaware
108.	Haemo-Stat, Inc.	California
109.	Hauppauge Dialysis Center, LLC	New York
110.	Henry Dialysis Center, LLC	Georgia
111.	Holton Dialysis Clinic, LLC	Georgia
112.	Home Dialysis of Muhlenberg County, Inc.	Kentucky
113.	Homestead Artificial Kidney Center, Inc.	Florida
114.	Inland Northwest Renal Care Group, LLC	Washington
115.	Jefferson County Dialysis, Inc.	Arkansas
116.	KDCO, Inc.	Missouri

63

	Transferring Affiliate	State of Incorporation
117.	Kentucky Renal Care Group, LLC	Delaware
118.	Little Rock Dialysis, Inc.	Arkansas
119.	Maumee Dialysis Services, LLC	Delaware
120.	Metro Dialysis Center - Normandy, Inc.	Missouri
121.	Metro Dialysis Center - North, Inc.	Missouri
122.	National Medical Care, Inc.	Delaware
123.	National Nephrology Associates of Texas, L.P.	Texas
124.	New York Dialysis Services, Inc.	New York
125.	NNA of Alabama, Inc.	Alabama
126.	NNA of East Orange, L.L.C.	New Jersey
127.	NNA of Georgia, Inc.	Delaware
128.	NNA of Harrison, L.L.C.	New Jersey
129.	NNA of Louisiana, LLC	Louisiana
130.	NNA of Oklahoma, Inc.	Nevada
131.	NNA of Oklahoma, L.L.C.	Oklahoma
132.	NNA of Rhode Island, Inc.	Rhode Island
133.	NNA of Toledo, Inc.	Ohio
134.	NNA-Saint Barnabas-Livingston, L.L.C.	New Jersey
135.	NNA-Saint Barnabas, L.L.C.	New Jersey
136.	Northern New Jersey Dialysis, L.L.C.	Delaware
137.	NRA-Ada, Oklahoma, LLC	Delaware
138.	NRA-Augusta, Georgia, LLC	Georgia
139.	NRA-Bamberg, South Carolina, LLC	Tennessee
140.	NRA-Crossville, Tennessee, LLC	Tennessee
141.	NRA-Farmington, Missouri, LLC	Delaware
142.	NRA-Georgetown, Kentucky, LLC	Delaware
143.	NRA-Hogansville, Georgia, LLC	Delaware
144.	NRA-Holly Hill, South Carolina, LLC	Tennessee
145.	NRA-Hollywood, South Carolina, LLC	Delaware
146.	NRA-Inpatient Dialysis, LLC	Tennessee
147.	NRA-LaGrange, Georgia, LLC	Delaware
148.	NRA-Mt. Pleasant, South Carolina, LLC	Tennessee
149.	NRA-New Castle, Indiana, LLC	Delaware
150.	NRA-Newnan Acquisition, LLC	Tennessee
151.	NRA-Orangeburg, South Carolina, LLC	Tennessee
152.	NRA-Palmetto, Georgia, LLC	Delaware
153.	NRA-Princeton, Kentucky, LLC	Tennessee
154.	NRA-Roanoke, Alabama, LLC	Tennessee
155.	NRA-South City, Missouri, LLC	Delaware
156.	NRA-St. Louis (Home Therapy Center), Missouri, LLC	Delaware
157.	NRA-St. Louis, Missouri, LLC	Delaware
158.	NRA-Talladega, Alabama, LLC	Tennessee
159.	NRA-Valdosta (North), Georgia, LLC	Delaware
160.	NRA-Valdosta, Georgia, LLC	Delaware

64

	Transferring Affiliate	State of Incorporation
161.	NRA-Washington County, Missouri, LLC	Delaware
162.	NRA-Winchester, Indiana, LLC	Delaware
163.	QualiCenters Albany, Ltd.	Colorado
164.	QualiCenters Bend LLC	Colorado
165.	QualiCenters Coos Bay, Ltd.	Colorado
166.	QualiCenters Eugene-Springfield, Ltd.	Colorado
167.	QualiCenters Inland Northwest L.L.C.	Colorado
168.	QualiCenters Pueblo LLC	Colorado
169.	QualiCenters Salem LLC	Colorado
170.	RAI Care Centers of Alabama, LLC	Delaware
171.	RAI Care Centers of Florida I, LLC	Delaware
172.	RAI Care Centers of Florida II, LLC	Delaware
173.	RAI Care Centers of Georgia I, LLC	Delaware
174.	RAI Care Centers of Illinois I, LLC	Delaware
175.	RAI Care Centers of Illinois II, LLC	Delaware
176.	RAI Care Centers of Maryland I, LLC	Delaware
177.	RAI Care Centers of Michigan I, LLC	Delaware
178.	RAI Care Centers of Michigan II, LLC	Delaware
179.	RAI Care Centers of Nebraska II, LLC	Delaware
180.	RAI Care Centers of North Carolina II, LLC	Delaware
181.	RAI Care Centers of Northern California I, LLC	Delaware
182.	RAI Care Centers of Northern California II, LLC	Delaware
183.	RAI Care Centers of Oakland II, LLC	Delaware
184.	RAI Care Centers of South Carolina I, LLC	Delaware
185.	RAI Care Centers of Southern California I, LLC	Delaware
186.	RAI Care Centers of Southern California II, LLC	Delaware
187.	RAI Care Centers of Virginia I, LLC	Delaware
188.	RCG Bloomington, LLC	Delaware
189.	RCG East Texas, LLP	Delaware
190.	RCG Indiana, L.L.C.	Delaware
191.	RCG Irving, LLP	Delaware
192.	RCG Martin, LLC	Delaware
193.	RCG Memphis East, LLC	Delaware
194.	RCG Mississippi, Inc.	Delaware
195.	RCG Pensacola, LLC	Delaware
196.	RCG Robstown, LLP	Delaware
197.	RCG University Division, Inc.	Tennessee
198.	Reliant Renal Care Lapeer Home Choice, LLC	Delaware
199.	Renal Care Group, Inc.	Delaware
200.	Renal Care Group Alaska, Inc.	Alaska
201.	Renal Care Group East, Inc.	Pennsylvania
202.	Renal Care Group Maplewood, LLC	Delaware
203.	Renal Care Group Northwest, Inc.	Delaware
204.	Renal Care Group of the Midwest, Inc.	Kansas

65

	Transferring Affiliate	State of Incorporation
205.	Renal Care Group of the Ozarks, LLC	Delaware
206.	Renal Care Group of the Rockies, LLC	Delaware
207.	Renal Care Group of the South, Inc.	Delaware
208.	Renal Care Group of the Southeast, Inc.	Florida
209.	Renal Care Group South New Mexico, LLC	Delaware
210.	Renal Care Group Southwest Michigan, LLC	Delaware
211.	Renal Care Group Southwest, L.P.	Delaware
212.	Renal Care Group Terre Haute, LLC	Delaware
213.	Renal Care Group Texas, Inc.	Texas
214.	Renal Care Group Toledo, LLC	Delaware
215.	Renal Care Group-Harlingen, L.P.	Delaware
216.	RenalPartners, Inc.	Delaware
217.	Renex Dialysis Clinic of Bloomfield, Inc.	New Jersey
218.	Renex Dialysis Clinic of Bridgeton, Inc.	Missouri
219.	Renex Dialysis Clinic of Creve Coeur, Inc.	Missouri
220.	Renex Dialysis Clinic of Maplewood, Inc.	Missouri
221.	Renex Dialysis Clinic of Orange, Inc.	New Jersey
222.	Renex Dialysis Clinic of Pittsburgh, Inc.	Pennsylvania
223.	Renex Dialysis Clinic of South Georgia, Inc.	Georgia
224.	Renex Dialysis Clinic of St. Louis, Inc.	Missouri
225.	Renex Dialysis Clinic of University City, Inc.	Missouri
226.	Renex Dialysis Facilities, Inc.	Mississippi
227.	Saint Louis Renal Care, LLC	Delaware
228.	San Diego Dialysis Services, Inc.	Delaware
229.	Santa Barbara Community Dialysis Center, Inc.	California
230.	Smyrna Dialysis Center, LLC	Georgia
231.	SSKG, Inc.	Illinois
232.	St. Louis Regional Dialysis Center, Inc.	Missouri
233.	STAT Dialysis Corporation	Delaware
234.	Stone Mountain Dialysis Center, LLC	Georgia
235.	Stuttgart Dialysis, LLC	Arkansas
236.	Tappahannock Dialysis Center, Inc.	Virginia
237.	Terrell Dialysis Center, L.L.C.	Delaware
238.	Warrenton Dialysis Facility, Inc.	Virginia
239.	West End Dialysis Center, Inc.	Virginia
240.	WSKC Dialysis Services, Inc.	Illinois

3.1(k)(iv)Tradenames:Renal Care GroupFresenius Renal Technologies

National Nephrology AssociatesFresenius Renal Therapies

TruBlu Logistics (FUSA Mfg)Fresenius Kidney Care

Fresenius Renal PharmaceuticalsFresenius USA

3.1(k)(iv)Merger:On September 25, 2018, American Access Care of Bucks County, LLC,

American Access Care of Pittsburgh, LLC, Gynesis Healthcare of

66

Pennsylvania, Inc. and PD Solutions of Pennsylvania, merged into

Physicians Dialysis Company, Inc.

On September 25, 2018, Mercy Dialysis Center, Inc. merged into Bio-

Medical Applications of Wisconsin, Inc.

67

EXHIBIT K

to

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF ACCOUNT AGENT AGREEMENT

68

FORM OF

FOURTH AMENDED AND RESTATED PARENT AGREEMENT

EXECUTION VERSION

FOURTH AMENDED AND RESTATED PARENT AGREEMENT

This FOURTH AMENDED AND RESTATED PARENT AGREEMENT (this “Agreement”), dated as of August 11, 2021, made by FRESENIUS MEDICAL CARE HOLDINGS, INC., a New York corporation (“FMCH”), and FRESENIUS MEDICAL CARE AG & CO. KGaA, a partnership limited by shares organized and existing under the laws of the Federal Republic of Germany, and its successors and permitted assigns (“FME KGaA”) (FMCH and FME KGaA being hereinafter referred to, collectively, as the “Companies” and, each individually, as a “Company”), in favor of NMC FUNDING CORPORATION (“NMC Funding”) and THE BANK OF NOVA SCOTIA, as agent (the “Agent”) for the Investors under (and as defined in) the Transfer and Administration Agreement referred to below.

PRELIMINARY STATEMENTS:

(1)National Medical Care, Inc., a Delaware corporation (“NMC”) has entered into that certain Second Amended and Restated Transferring Affiliate Letter (as the same has been and may from time to time be amended, restated, supplemented or otherwise modified, the “Transferring Affiliate Letter”) dated as of the date of this Agreement with each of the “Transferring Affiliates” named therein, under which each such Transferring Affiliate has agreed to sell and assign on each day hereafter all of its right, title and interest in and to each “Receivable” and all “Related Security” (each as defined therein) to NMC in accordance with the terms thereof.

(2)NMC has entered into that certain Third Amended and Restated Receivables Purchase Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Receivables Agreement”) dated as of the date of this Agreement with NMC Funding, under which NMC has agreed to sell and assign on each day hereafter all of its right, title and interest in and to each “Receivable” and all “Related Security” (each as defined therein), including, without limitation, all Receivables and Related Security acquired by NMC from the Transferring Affiliates under the Transferring Affiliate Letter, to NMC Funding in accordance with the terms thereof.

(3)NMC Funding has entered into that certain Eighth Amended and Restated Transfer and Administration Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “TAA”) dated as of the date of this Agreement with NMC Funding, as “Transferor”, NMC, as the “Collection Agent” thereunder, certain “Bank Investors” from time to time party thereto and the Agent, under which NMC Funding shall from time to time sell and assign undivided percentage ownership interests in all “Receivables” and “Related Security” (each as defined therein), including, without limitation, in all Receivables and Related Security acquired by NMC Funding from NMC under the Receivables Agreement, to the Agent for the benefit of the Investors in accordance with the terms thereof. For purposes of this Agreement, the terms “Agent”, “Administrative Agent”, “Conduit Investor” and “Investor” shall have the meanings assigned to such terms under the TAA.

(4)Certain Affiliates (each, a “Designated Account Agent”) of the Transferring Affiliates have entered, or may hereafter enter, into that certain Account Agent Agreement dated as of August 28, 1997 or an agreement in substantially the form of such Account Agent Agreement

(collectively, and as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Account Agent Agreement”), under which such Designated Account Agents agree to certain matters relating to the handling of Collections on Receivables originated by Transferring Affiliates and remitted to “Special Accounts” maintained by such Designated Account Agents.

(5)FME KGaA owns all of the issued and outstanding common stock of FMCH, and FME KGaA or one of its wholly-owned Subsidiaries owns, directly or indirectly, all of the issued and outstanding shares of capital stock of each Transferring Affiliate, each Designated Account Agent and NMC. It is a condition precedent to the effectiveness of each of the Receivables Agreement and the TAA that each of FME KGaA and FMCH enters into this Agreement.

(6)NMC, the Transferring Affiliates (as such group is from time to time comprised) and the Designated Account Agents (as such group is from time to time comprised) are herein sometimes referred to collectively as the “Parent Group Members” or any such Person individually as a “Parent Group Member”. The Receivables Agreement, the Transferring Affiliate Letter, the Account Agent Agreement and each of the other instruments, documents and agreements executed in connection therewith are herein sometimes referred to collectively as the “Transaction Documents”. The terms “Receivable” and “Related Security”, and other terms that are used herein and not otherwise defined herein, shall have the meanings assigned under the Receivables Agreement.

(7)FMCH and FME KGaA are parties to that certain Third Amended and Restated Parent Agreement dated as of December 20, 2018 (as amended prior to the date hereof, the “Existing Parent Agreement”), which the parties hereto desire to amend and restate in its entirety.

NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1. Unconditional Undertaking. Each Company hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of NMC Funding, the Investors, the Administrative Agents and the Agent to cause the due and punctual performance and observance by each of the Parent Group Members with each of such Parent Group Member’s obligations under the Transaction Documents, including, without limitation: (i) by NMC and its successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of NMC (whether as seller, collection agent or otherwise) to be performed or observed by it under the Receivables Agreement or any other document delivered in connection with the Receivables Agreement, (ii) by each Transferring Affiliate and its successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of such Transferring Affiliate to be performed and observed under the Transferring Affiliate Letter, and (iii) by each Designated Account Agent and its successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of such Designated Account Agent to be performed under the Account Agent Agreement, in each case under clauses (i), (ii) and (iii) above in accordance with the terms thereof, including, without limitation, each indemnity and each other agreement of any Parent Group Member to pay or deposit any money under any Transaction Document (all such terms, covenants, conditions, agreements and undertakings on the part of the Parent Group Members to be performed or observed being, collectively, the “Obligations”).

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In the event that any Parent Group Member shall fail to perform or observe any of the Obligations when the same shall be required to be performed or observed under any Transaction Document, then each Company will itself (to the fullest extent permitted by law) duly and punctually perform or observe, or cause to be duly and punctually performed or observed, such Obligation, and it shall not be a condition to the accrual of the obligation of any Company hereunder to perform or observe, or cause the performance or observance of, any Obligation that NMC Funding, any Investor, any Administrative Agent or the Agent shall have first made any request of or demand upon or given any notice to any Company or to any Parent Group Member or their respective successors or assigns, or have instituted any action or proceeding against any Company or any Parent Group Member or their respective successors or assigns in respect thereof; provided that no Company shall be required to make any payment hereunder without ten days prior notice from NMC Funding, an Investor or the Agent.

Reference is made to the obligations of Parent Group Members under: (i) Sections 3.1(bb), 3.3(l), 5.1(o), 5.2(k), 5.3(i) and 5.4(e) of the TAA; (ii) any similar provisions under the Transaction Documents, and (iii) any general covenant to comply with laws, to the extent such covenant would include laws specifically described in any of the foregoing provisions (collectively, the “Sanctions Provisions”). Notwithstanding anything contained herein to the contrary, the obligations and corresponding representations and warranties of FME KGaA under this Agreement to cause any Parent Group Member to comply with any Sanctions Provision shall be limited to the extent that such compliance by FME KGaA with such obligation would expose any Person or any director, officer or employee thereof to any liability under EU Regulation (EC) 2271/96 or Section 7 of the German Foreign Trade Regulation.

SECTION 2. Obligation Absolute. Each Company will perform its obligations under this Agreement regardless of any law, rule, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms of any Transaction Document, or the rights of NMC Funding, any Investor, any Administrative Agent or the Agent with respect thereto. The obligations of each Company under this Agreement are independent of the Obligations, and a separate action or actions may be brought and prosecuted against any Company to enforce this Agreement, irrespective of whether any action is brought against any Parent Group Member or whether any Parent Group Member is joined in any such action or actions. The liability of each Company under this Agreement shall be absolute and unconditional irrespective of:

(i)any lack of validity or enforceability of any Transaction Document;

(ii)any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Transaction Documents;

(iii)any taking, exchange, release or non-perfection of any ownership interest or security interest, or any taking, release or amendment or waiver of or consent to departure from any Related Security or other agreement relating to all or any of the Obligations;

(iv)any manner of application by any Parent Group Member or any subsidiary or affiliate thereof of any Collections to all or any of the Obligations, or any manner of collection from or disposition of any Receivable or Related Security or any interest therein;

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(v)any change, restructuring or termination of the corporate structure or existence of any Company or any Parent Group Member;

(vi)any failure of any Parent Group Member or any Company to obtain any authorization or approval from or other action by, or to notify or file with, any governmental authority or regulatory body required in connection with this Agreement, the Receivables Agreement or any Transaction Document;

(vii)any impossibility or impracticality of performance, illegality, force majeure, any act of any government, or any other circumstance which might constitute a defense available to, or a discharge of any Parent Group Member or any Company;

(viii)with respect to any Company, the release by NMC Funding, any Investor, any Administrative Agent or the Agent of the other Company from any or all of its obligations hereunder, the unenforceability of this Agreement as against such other Company or the release of any other guarantor in respect of its obligations; or

(ix)any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Parent Group Member or a guarantor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment by any Parent Group Member under any Transaction Document is rescinded or must otherwise be returned by NMC Funding, any Investor, any Administrative Agent or the Agent, upon the insolvency, bankruptcy or reorganization of any Parent Group Member or otherwise, all as though such payment had not been made. The obligations of each Company under this Agreement shall not be subject to reduction, termination or other impairment by reason of any set- off, recoupment, counterclaim or defense or for any other reason. The obligations of each Company under this Agreement shall not be discharged except by performance as herein provided.

SECTION 3. Waiver. Each Company hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement or any Transaction Document and any requirement that NMC Funding, any Investor, any Administrative Agent or the Agent protect, secure, perfect or insure any ownership interest or security interest or lien or any property subject thereto or exhaust any right or take any action against any Company or any Parent Group Member or any ownership interest or security interest.

SECTION 4. Waiver of Subrogation and Contribution. Each Company hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against any Parent Group Member that arise from the existence, payment, performance or enforcement of such Company’s obligations under this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of NMC Funding, any Investor, any Administrative Agent or the Agent against any Parent Group Member or any ownership interest or security interest that NMC Funding, any Investor, any Administrative Agent or the Agent hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Parent Group Member, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security in

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account of such claim, remedy or right. If any amount shall be paid to any Company in violation of the preceding sentence at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Agreement and (y) the payment in full of all “Aggregate Unpaids” (as defined in the TAA), following the “Termination Date” (as defined in the TAA), such amount shall be held in trust for the benefit of NMC Funding, each Investor, each Administrative Agent and the Agent and shall forthwith be paid to the Agent to be credited and applied to the Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of the TAA, the applicable Transaction Document and this Agreement, or to be held by the Agent as collateral security for any Obligations or other amounts payable under this Agreement thereafter arising. Each Company acknowledges that it will receive direct and indirect benefits from the receivables purchase arrangements contemplated by the Transaction Documents and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits.

SECTION 5. Representations and Warranties. Each Company hereby represents and warrants as follows:

(a)Such Company is, in the case of FMCH, a corporation duly incorporated and, in the case of FME KGaA, an entity duly organized, in each case validly existing and in good standing under the laws of the jurisdiction in which it is organized and existing, and is duly qualified to do business and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.

(b)The execution, delivery and performance by such Company of this Agreement (i) are within such Company’s corporate powers, (ii) have been duly authorized by all necessary corporate action, and (iii) do not contravene (A) such Company’s charter or by-laws or similar organizational documents or (B) any law, rule or regulation applicable to such Company, or any of its subsidiaries or properties, and (iv) do not contravene or require any consent, approval or notice under any provision of any indenture, loan agreement or credit agreement or any other agreement, lease or instrument to which such Company or any of its subsidiaries is a party or by which such Company or any of its subsidiaries or properties may be bound or affected, except for any such consents and approvals that have been obtained and notices that have been given.

(c)No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Company of this Agreement.

(d)This Agreement constitutes the legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms, except as may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

(e)Except as set forth in Exhibit F to the Receivables Agreement, there is no pending or threatened action or proceeding against or affecting such Company or its

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properties before any court, governmental agency or arbitrator which would have a Material Adverse Effect.

(f)The consolidated balance sheet of FME KGaA and its subsidiaries as at December 31, 2020, and the related consolidated statements of income and of cash flow of FME KGaA and its subsidiaries for the fiscal year then ended, copies of which have been furnished to the Agent, fairly present the consolidated financial condition of FME KGaA and its subsidiaries as at such date and the results of the operations of FME KGaA and its subsidiaries for the period ended on such date, all in accordance with GAAP (as defined in the TAA), and since December 31, 2020, no event has occurred which would have a Material Adverse Effect.

(g)Each financial statement and financial book, record, or report or information (collectively, “Financial Documents”) or other document, book, record or report or information (collectively, “Other Documents”) furnished or to be furnished in writing at any time by such Company to NMC Funding, any Investor or the Agent, in connection with this Agreement is or will be (i) in the case of each such Financial Document, prepared in accordance with GAAP (as defined in the TAA), except as stated therein and subject in the case of any quarterly financial statement to year-end audit adjustments and to the abbreviation of any such financial statement and incompleteness of the footnotes contained therein, or (ii) in the case of such Other Documents, accurate in all material respects, in each case, as of its date or (except as otherwise disclosed to NMC Funding, the Investors or the Agent, as the case may be, at such time) as of the date so furnished, and no such Financial Document or Other Document, to the best of such Company’s knowledge, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

(h)All of the issued and outstanding common stock of (such stock being more than 80% of all voting stock of) FMCH is and will continue to be owned directly or indirectly by FME KGaA.

(i)There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

(j)No Termination Event or Potential Termination Event (each as defined in the TAA) has occurred and is continuing.

(k)The execution, delivery and performance by each Parent Group Member of each Transaction Document to which it is named as a party and the transactions contemplated thereby do not contravene any provision of any indenture, loan agreement, credit agreement, or other agreement, lease or instrument to which any Company is a party or by which such Company or its properties may be bound or affected.

(l)Each representation and warranty from time to time made or deemed made by any Parent Group Member under or in connection with any Transaction Document with

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respect to such Company or any Parent Group Member shall be true and correct in all material respects.

SECTION 6. Covenants. (a) Each Company covenants and agrees that, as long as any Aggregate Unpaids shall be outstanding under the TAA, it will, unless the Agent and each Administrative Agent shall otherwise consent in writing:

(i)Compliance with Laws, Etc. Comply with the applicable laws, rules, regulations and orders with respect to it, its business and properties other than such provisions noncompliance with which would not have a Material Adverse Effect.

(ii)Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Material Adverse Effect.

(iii)Maintenance of Ownership. FME KGaA will maintain ownership, directly or indirectly, free and clear of any Adverse Claim (other than put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries), of 100% of the common stock of, and more than 80% of the outstanding voting stock of, FMCH and FMCH will maintain ownership, directly or indirectly, of all of the outstanding shares of stock of each Parent Group Member; provided that FME KGaA may own directly or indirectly stock that is not Voting Stock in subsidiaries of FMCH.

(iv)Reporting Requirements. Furnish to the Agent and each Administrative Agent:

(A)As soon as available, but in the event within 95 days after the end of each fiscal year of such Company, audited consolidated balance sheets of such Company and its Subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income, retained earnings, shareholders’ equity and cash flows for such fiscal year, in each case audited by KPMG Peat Marwick LLP, KPMG AG Wirtschaftsprüfungsgesellschaft, PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft, or such other firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Agent and each Administrative Agent, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification;

(B)As soon as available and in any event within 50 days after the end of each of the first three fiscal quarters of such Company, (1) in the case of FMCH, a company-prepared consolidated balance sheet of such Company and its Subsidiaries as of the end of such quarter and the related company-prepared consolidated statements of income and retained earnings for such quarterly period

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and cash flows for the fiscal year to date and (2) in the case of FME KGaA, company-prepared consolidated balance sheet of FME KGaA and its Subsidiaries as of the end of the quarter and the related company-prepared consolidated statements of income and retained earnings for such quarterly period setting forth in each case in comparative form the figures for the previous year for such period; in each case setting forth in comparative form the consolidated figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable, in each case subject to normal recurring year-end audit adjustments. All such financial statements shall be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments) and to be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein (except as otherwise stated therein);

(C)Promptly upon the furnishing thereof to the shareholders of such Company, copies of all financial statements, reports and proxy statements so furnished;

(D)Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which such Company or any Subsidiary files with the Securities and Exchange Commission;

(E)Within five (5) Business Days after the date of any change in its public debt ratings, if any, a written certification of its public debt ratings after giving effect to such change; and

(F)Such other information respecting the conditions or operations, financial or otherwise, of such Company or any of its subsidiaries as the Agent or any Administrative Agent may from time to time reasonably request.

(b)Each Company acknowledges that the Investors, the Administrative Agents and the Agent are entering into the transactions contemplated by the TAA in reliance upon the identity of NMC Funding as a separate legal entity from each Parent Group Member, the Companies and their other subsidiaries and affiliates (collectively, excluding NMC Funding, the “Parent Group”). Each Company shall, and shall cause the Parent Group to, refrain from taking any action that would suggest to any creditor of any entity within the Parent Group that NMC Funding and such entity within the Parent Group are anything other than separate legal entities. Neither Company shall hold out any entity within the Parent Group to third parties as liable for the debts of NMC Funding, and neither Company shall at any time represent to any Person that any entity within the Parent Group owns any interest in the Receivables or any of the other assets intended to have been acquired by NMC Funding under the Receivables Agreement.

(c)If not otherwise described in the consolidated financial statements or in the other materials and information provided pursuant to Section 6(a)(iv) of this Agreement or in Section 5.01(a) of the TAA, for so long as the FME KGaA Credit Facility contains a requirement

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to provide a written summary of material changes in GAAP (which term, as used in this Agreement, shall have the meaning assigned to it in the TAA) to the administrative agent and lenders thereunder, FME KGaA shall provide a written summary of material changes in (x) GAAP or in the consistent application thereof to the extent that either affects the numeric value of any financial ratio or requirement herein or in any other Transaction Document and (y) accounting policies or financial reporting practices in connection with the preparation of consolidated financial statements or other materials and information provided pursuant to Section 6(a)(iv) of this Agreement.

SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Company herefrom, shall in any event be effective unless the same shall be in writing and signed by NMC Funding, the Agent, each Administrative Agent and each Company (or, in the case of waiver, by the party or parties waiving any such provision) and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 8. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including writing delivered by way of mail, email, telecopier, telegraphic or cable communication) and mailed, emailed, telecopied, telegraphed, cabled or delivered to it, if to (i) FME KGaA, at its address at Else-Kröner-Strasse 1, 61352 Bad Homburg v.d.H., Germany, Attention: Christian Wagner, (ii) FMCH, at its address at 920 Winter Street, Waltham, Massachussetts 02451, Attention: Mark Fawcett, (iii) NMC Funding, at its address at 920 Winter Street, Waltham, Massachusetts 02451 and (iv) if to the Agent, at its address specified in the TAA or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, emailed, telecopied, telegraphed or cabled, be effective when deposited in the mails, emailed, telecopied, delivered to the telegraph company or delivered to the cable company, respectively.

SECTION 9. No Waiver, Remedies. No failure on the part of NMC Funding, any Investor or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 10. Continuing Agreement; Assignments under Agreement. This Agreement is a continuing agreement and shall (i) remain in full force an effect until the later of the Termination Date under the TAA and the date on which no Aggregate Unpaids thereunder shall be outstanding and no amount owed by NMC under the Receivables Agreement shall remain unpaid, (ii) be binding upon each Company and its successors and assigns and (iii) inure to the benefit of, and be enforceable by each of NMC Funding, each Investor and the Agent and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Investor, any Administrative Agent or the Agent may assign any of its rights under this Agreement to any assignee, and such assignee shall thereupon become vested with all the benefits in respect thereof granted to such Investor or the Agent, as applicable, herein or otherwise.

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SECTION 11. Joint and Several Liability. The liabilities and obligations of the Companies under this Agreement shall be joint and several.

SECTION 12. Taxes. (a) Any and all payments by any of the Companies hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income and all income and franchise taxes of the United States and any political subdivisions thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholding and liabilities being hereinafter referred to as “Taxes”). If any of the Companies shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section

12)NMC Funding, any affected Investor and the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Company shall make such deductions and (iii) such Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b)In addition, each Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as “Other Taxes”).

(c)Each Company will indemnify NMC Funding, any affected Investor, any affected Administrative Agent and the Agent, for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction or amounts payable under this Section 12) paid by NMC Funding, any affected Investor, any affected Administrative Agent and the Agent or any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.

SECTION 13. Judgment. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in lawful money of the United States (“Dollars”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures that the Agent would purchase Dollars with such other currency in New York, New York on the Business Day preceding that on which final judgment is given.

(b)The obligation of each Company in respect of any sum due from it to NMC Funding, any Investor, any Administrative Agent or the Agent hereunder shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by NMC Funding, such Investor, such Administrative Agent or the Agent, as applicable, of any sum adjudged to be so due in such other currency such Person may in accordance with normal banking procedures purchase Dollars with such other currency; if the Dollars so purchased are less than the sum originally due to such Person in Dollars, such Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Person against such loss, and if the Dollars so purchased exceed the sum originally due to such Person in Dollars, such Person agrees to remit to such Company such excess.

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(c)To the extent that any Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect it or its property, such Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement and, without limiting the generality of the foregoing, each Company agrees that the waivers set forth in this Agreement shall have the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

SECTION 14. Consent to Jurisdiction. (a) Each Company hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement, and each Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court. Each Company hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Company hereby irrevocably appoints Arent Fox LLP, located at 1301 Avenue of the Americas, 42nd floor, New York, New York 10019 (the “Process Agent”), as its agent to receive on behalf of such Company and its property service of copies of the summons and compliant and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to each Company in care of the Process Agent at the Process Agent’s above address, and each Company hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each Company also irrevocably consents to the services of any and all process in any such action or proceeding by the mailing of copies of such process to such Company at its address specified in Section 8. Each Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, to the extent permitted by law.

(b)Nothing in this Section 14 shall affect the right of NMC Funding, any Investor or the Agent, to serve legal process in any other manner permitted by law or affect the right of NMC Funding, any Investor or the Agent, to bring any action or proceeding against any Company or its property in the courts of other jurisdictions.

SECTION 15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 16. Covenant not to Institute Bankruptcy Proceedings. Each Company agrees that, so long as any commercial paper notes or other indebtedness issued by a Conduit Investor shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper shall have been outstanding, it will not institute against a Conduit Investor any proceeding seeking to adjudicate a Conduit Investor a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of a Conduit Investor or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property. For purposes of the foregoing, the term "Conduit Investor" shall include each party

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identified as a Conduit Investor for purposes of Section 10.9 of the TAA. The provisions of this Section shall survive the termination of this Agreement.

SECTION 17. Execution in Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement, exhibit or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and any other applicable law.

SECTION 18. Amendment and Restatement. This Agreement amends and restates the Existing Parent Agreement in its entirety. This Agreement is not intended to constitute a novation of the Existing Parent Agreement. Upon the effectiveness of this Agreement (the “Effective Date”), each reference to the Existing Parent Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each Company has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

FRESENIUS MEDICAL CARE AG & Co. KGaA
represented by
Fresenius Medical Care Management AG (General Partner)

	By:	/s/ Rice Powell
	Name:	Rice Powell
	Title:	Member of the Management Board

	By:	/s/ Helen Giza
	Name:	Helen Giza
	Title:	Member of the Management Board

FRESENIUS MEDICAL CARE HOLDINGS, INC.

	By:	/s/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Vice President & Treasurer

Accepted and Agreed as of the date first above written:

NMC FUNDING CORPORATION

By:
Name:
Title:

THE BANK OF NOVA SCOTIA,
as Agent

By:
Name:
Title:

Signature Page to Fourth Amended and Restated
Parent Agreement

EXHIBIT Q

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

LIST OF TRANSFERRING AFFILIATES

	Transferring Affiliate	State of Incorporation
1.	Apheresis Care Group, Inc.	Delaware
2.	Bio-Medical Applications Management Company, Inc.	Delaware
3.	Bio-Medical Applications of Alabama, Inc.	Delaware
4.	Bio-Medical Applications of Amarillo, Inc.	Delaware
5.	Bio-Medical Applications of Anacostia, Inc.	Delaware
6.	Bio-Medical Applications of Aquadilla, Inc.	Delaware
7.	Bio-Medical Applications of Arecibo, Inc.	Delaware
8.	Bio-Medical Applications of Arkansas, Inc.	Delaware
9.	Bio-Medical Applications of Bayamon, Inc.	Delaware
10.	Bio-Medical Applications of Blue Springs, Inc.	Delaware
11.	Bio-Medical Applications of Caguas, Inc.	Delaware
12.	Bio-Medical Applications of California, Inc.	Delaware
13.	Bio-Medical Applications of Camarillo, Inc.	Delaware
14.	Bio-Medical Applications of Carolina, Inc.	Delaware
15.	Bio-Medical Applications of Clinton, Inc.	Delaware
16.	Bio-Medical Applications of Columbia Heights, Inc.	Delaware
17.	Bio-Medical Applications of Connecticut, Inc.	Delaware
18.	Bio-Medical Applications of Delaware, Inc.	Delaware
19.	Bio-Medical Applications of Dover, Inc.	Delaware
20.	Bio-Medical Applications of Eureka, Inc.	Delaware
21.	Bio-Medical Applications of Fayetteville, Inc.	Delaware
22.	Bio-Medical Applications of Florida, Inc.	Delaware
23.	Bio-Medical Applications of Fremont, Inc.	Delaware
24.	Bio-Medical Applications of Fresno, Inc.	Delaware
25.	Bio-Medical Applications of Georgia, Inc.	Delaware
26.	Bio-Medical Applications of Guayama, Inc.	Delaware
27.	Bio-Medical Applications of Humacao, Inc.	Delaware
28.	Bio-Medical Applications of Illinois, Inc.	Delaware
29.	Bio-Medical Applications of Indiana, Inc.	Delaware
30.	Bio-Medical Applications of Kansas, Inc.	Delaware
31.	Bio-Medical Applications of Kentucky, Inc.	Delaware
32.	Bio-Medical Applications of Los Gatos, Inc.	Delaware
33.	Bio-Medical Applications of Louisiana, LLC	Delaware
34.	Bio-Medical Applications of Maine, Inc.	Delaware

	Transferring Affiliate	State of Incorporation
35.	Bio-Medical Applications of Manchester, Inc.	Delaware
36.	Bio-Medical Applications of Maryland, Inc.	Delaware
37.	Bio-Medical Applications of Massachusetts, Inc.	Delaware
38.	Bio-Medical Applications of Mayaguez, Inc.	Delaware
39.	Bio-Medical Applications of Michigan, Inc.	Delaware
40.	Bio-Medical Applications of Minnesota, Inc.	Delaware
41.	Bio-Medical Applications of Mississippi, Inc.	Delaware
42.	Bio-Medical Applications of Missouri, Inc.	Delaware
43.	Bio-Medical Applications of New Hampshire, Inc.	Delaware
44.	Bio-Medical Applications of New Jersey, Inc.	Delaware
45.	Bio-Medical Applications of New Mexico, Inc.	Delaware
46.	Bio-Medical Applications of North Carolina, Inc.	Delaware
47.	Bio-Medical Applications of Northeast D.C., Inc.	Delaware
48.	Bio-Medical Applications of Ohio, Inc.	Delaware
49.	Bio-Medical Applications of Oklahoma, Inc.	Delaware
50.	Bio-Medical Applications of Pennsylvania, Inc.	Delaware
51.	Bio-Medical Applications of Ponce, Inc.	Delaware
52.	Bio-Medical Applications of Puerto Rico, Inc.	Delaware
53.	Bio-Medical Applications of Rhode Island, Inc.	Delaware
54.	Bio-Medical Applications of Rio Piedras, Inc.	Delaware
55.	Bio-Medical Applications of San German, Inc.	Delaware
56.	Bio-Medical Applications of San Juan, Inc.	Delaware
57.	Bio-Medical Applications of South Carolina, Inc.	Delaware
58.	Bio-Medical Applications of Southeast Washington, Inc.	Delaware
59.	Bio-Medical Applications of Tennessee, Inc.	Delaware
60.	Bio-Medical Applications of Texas, Inc.	Delaware
61.	Bio-Medical Applications of the District of Columbia, Inc.	Delaware
62.	Bio-Medical Applications of Virginia, Inc.	Delaware
63.	Bio-Medical Applications of West Virginia, Inc.	Delaware
64.	Bio-Medical Applications of Wisconsin, Inc.	Delaware
65.	Bio-Medical Applications of Wyoming, LLC	Delaware
66.	Brevard County Dialysis, LLC	Florida
67.	Clayton County Dialysis, LLC	Georgia
68.	Clermont Dialysis Center, LLC	Georgia
69.	College Park Dialysis, LLC	Georgia
70.	Columbus Area Renal Alliance, LLC	Delaware
71.	Conejo Valley Dialysis, Inc.	California
72.	Dialysis America Georgia, LLC	Delaware
73.	Dialysis Associates of Northern New Jersey, L.L.C.	New Jersey
74.	Dialysis Centers of America - Illinois, Inc.	Illinois
75.	Dialysis Management Corporation	Texas
76.	Dialysis Services of Atlanta, Inc.	Georgia
77.	Dialysis Services of Cincinnati, Inc.	Ohio

	Transferring Affiliate	State of Incorporation
78.	Dialysis Specialists of Marietta, Ltd.	Ohio
79.	Dialysis Specialists of Topeka, Inc.	Kansas
80.	Douglas County Dialysis, LLC	Georgia
81.	Du Page Dialysis Ltd.	Illinois
82.	Everest Healthcare Holdings, Inc.	Delaware
83.	Everest Healthcare Indiana, Inc.	Indiana
84.	Everest Healthcare Ohio, Inc.	Ohio
85.	Everest Healthcare Rhode Island, Inc.	Delaware
86.	Everest Healthcare Texas, L.P.	Delaware
87.	FMS Delaware Dialysis, LLC	Delaware
88.	FMS Philadelphia Dialysis, LLC	Delaware
89.	Fondren Dialysis Clinic, Inc.	Texas
90.	Fort Scott Regional Dialysis Center, Inc.	Missouri
91.	Four State Regional Dialysis Center, Inc.	Missouri
92.	Fresenius Kidney Care Guam, LLC	Delaware
93.	Fresenius Kidney Care Pittsburgh, LLC	Delaware
94.	Fresenius Management Services, Inc.	Delaware
95.	Fresenius Medical Care – South Texas Kidney, LLC	Delaware
96.	Fresenius Medical Care Dialysis Services Colorado, LLC	Delaware
97.	Fresenius Medical Care Dialysis Services-Oregon, LLC	Oregon
98.	Fresenius Medical Care Harston Hall, LLC	Delaware
99.	Fresenius Medical Care Holdings, Inc.	New York
100.	Fresenius Medical Care of Illinois, LLC	Delaware
101.	Fresenius Medical Care of Montana, LLC	Delaware
102.	Fresenius Medical Care Ventures, LLC	Delaware
103.	Fresenius Medical Care-OSUIM Kidney Centers, LLC	Delaware
104.	Fresenius USA Manufacturing, Inc.	Delaware
105.	Fresenius USA Marketing, Inc.	Delaware
106.	Fresenius USA, Inc.	Massachusetts
107.	Gulf Region Mobile Dialysis, Inc.	Delaware
108.	Haemo-Stat, Inc.	California
109.	Hauppauge Dialysis Center, LLC	New York
110.	Henry Dialysis Center, LLC	Georgia
111.	Holton Dialysis Clinic, LLC	Georgia
112.	Home Dialysis of Muhlenberg County, Inc.	Kentucky
113.	Homestead Artificial Kidney Center, Inc.	Florida
114.	Inland Northwest Renal Care Group, LLC	Washington
115.	Jefferson County Dialysis, Inc.	Arkansas
116.	KDCO, Inc.	Missouri
117.	Kentucky Renal Care Group, LLC	Delaware
118.	Little Rock Dialysis, Inc.	Arkansas
119.	Maumee Dialysis Services, LLC	Delaware
120.	Metro Dialysis Center - Normandy, Inc.	Missouri

	Transferring Affiliate	State of Incorporation
121.	Metro Dialysis Center - North, Inc.	Missouri
122.	National Medical Care, Inc.	Delaware
123.	National Nephrology Associates of Texas, L.P.	Texas
124.	New York Dialysis Services, Inc.	New York
125.	NNA of Alabama, Inc.	Alabama
126.	NNA of East Orange, L.L.C.	New Jersey
127.	NNA of Georgia, Inc.	Delaware
128.	NNA of Harrison, L.L.C.	New Jersey
129.	NNA of Louisiana, LLC	Louisiana
130.	NNA of Oklahoma, Inc.	Nevada
131.	NNA of Oklahoma, L.L.C.	Oklahoma
132.	NNA of Rhode Island, Inc.	Rhode Island
133.	NNA of Toledo, Inc.	Ohio
134.	NNA-Saint Barnabas-Livingston, L.L.C.	New Jersey
135.	NNA-Saint Barnabas, L.L.C.	New Jersey
136.	Northern New Jersey Dialysis, L.L.C.	Delaware
137.	NRA-Ada, Oklahoma, LLC	Delaware
138.	NRA-Augusta, Georgia, LLC	Georgia
139.	NRA-Bamberg, South Carolina, LLC	Tennessee
140.	NRA-Crossville, Tennessee, LLC	Tennessee
141.	NRA-Farmington, Missouri, LLC	Delaware
142.	NRA-Georgetown, Kentucky, LLC	Delaware
143.	NRA-Hogansville, Georgia, LLC	Delaware
144.	NRA-Holly Hill, South Carolina, LLC	Tennessee
145.	NRA-Hollywood, South Carolina, LLC	Delaware
146.	NRA-Inpatient Dialysis, LLC	Tennessee
147.	NRA-LaGrange, Georgia, LLC	Delaware
148.	NRA-Mt. Pleasant, South Carolina, LLC	Tennessee
149.	NRA-New Castle, Indiana, LLC	Delaware
150.	NRA-Newnan Acquisition, LLC	Tennessee
151.	NRA-Orangeburg, South Carolina, LLC	Tennessee
152.	NRA-Palmetto, Georgia, LLC	Delaware
153.	NRA-Princeton, Kentucky, LLC	Tennessee
154.	NRA-Roanoke, Alabama, LLC	Tennessee
155.	NRA-South City, Missouri, LLC	Delaware
156.	NRA-St. Louis (Home Therapy Center), Missouri, LLC	Delaware
157.	NRA-St. Louis, Missouri, LLC	Delaware
158.	NRA-Talladega, Alabama, LLC	Tennessee
159.	NRA-Valdosta (North), Georgia, LLC	Delaware
160.	NRA-Valdosta, Georgia, LLC	Delaware
161.	NRA-Washington County, Missouri, LLC	Delaware
162.	NRA-Winchester, Indiana, LLC	Delaware
163.	QualiCenters Albany, Ltd.	Colorado

	Transferring Affiliate	State of Incorporation
164.	QualiCenters Bend LLC	Colorado
165.	QualiCenters Coos Bay, Ltd.	Colorado
166.	QualiCenters Eugene-Springfield, Ltd.	Colorado
167.	QualiCenters Inland Northwest L.L.C.	Colorado
168.	QualiCenters Pueblo LLC	Colorado
169.	QualiCenters Salem LLC	Colorado
170.	RAI Care Centers of Alabama, LLC	Delaware
171.	RAI Care Centers of Florida I, LLC	Delaware
172.	RAI Care Centers of Florida II, LLC	Delaware
173.	RAI Care Centers of Georgia I, LLC	Delaware
174.	RAI Care Centers of Illinois I, LLC	Delaware
175.	RAI Care Centers of Illinois II, LLC	Delaware
176.	RAI Care Centers of Maryland I, LLC	Delaware
177.	RAI Care Centers of Michigan I, LLC	Delaware
178.	RAI Care Centers of Michigan II, LLC	Delaware
179.	RAI Care Centers of Nebraska II, LLC	Delaware
180.	RAI Care Centers of North Carolina II, LLC	Delaware
181.	RAI Care Centers of Northern California I, LLC	Delaware
182.	RAI Care Centers of Northern California II, LLC	Delaware
183.	RAI Care Centers of Oakland II, LLC	Delaware
184.	RAI Care Centers of South Carolina I, LLC	Delaware
185.	RAI Care Centers of Southern California I, LLC	Delaware
186.	RAI Care Centers of Southern California II, LLC	Delaware
187.	RAI Care Centers of Virginia I, LLC	Delaware
188.	RCG Bloomington, LLC	Delaware
189.	RCG East Texas, LLP	Delaware
190.	RCG Indiana, L.L.C.	Delaware
191.	RCG Irving, LLP	Delaware
192.	RCG Martin, LLC	Delaware
193.	RCG Memphis East, LLC	Delaware
194.	RCG Mississippi, Inc.	Delaware
195.	RCG Pensacola, LLC	Delaware
196.	RCG Robstown, LLP	Delaware
197.	RCG University Division, Inc.	Tennessee
198.	Reliant Renal Care Lapeer Home Choice, LLC	Delaware
199.	Renal Care Group, Inc.	Delaware
200.	Renal Care Group Alaska, Inc.	Alaska
201.	Renal Care Group East, Inc.	Pennsylvania
202.	Renal Care Group Maplewood, LLC	Delaware
203.	Renal Care Group Northwest, Inc.	Delaware
204.	Renal Care Group of the Midwest, Inc.	Kansas
205.	Renal Care Group of the Ozarks, LLC	Delaware
206.	Renal Care Group of the Rockies, LLC	Delaware

	Transferring Affiliate	State of Incorporation
207.	Renal Care Group of the South, Inc.	Delaware
208.	Renal Care Group of the Southeast, Inc.	Florida
209.	Renal Care Group South New Mexico, LLC	Delaware
210.	Renal Care Group Southwest Michigan, LLC	Delaware
211.	Renal Care Group Southwest, L.P.	Delaware
212.	Renal Care Group Terre Haute, LLC	Delaware
213.	Renal Care Group Texas, Inc.	Texas
214.	Renal Care Group Toledo, LLC	Delaware
215.	Renal Care Group-Harlingen, L.P.	Delaware
216.	RenalPartners, Inc.	Delaware
217.	Renex Dialysis Clinic of Bloomfield, Inc.	New Jersey
218.	Renex Dialysis Clinic of Bridgeton, Inc.	Missouri
219.	Renex Dialysis Clinic of Creve Coeur, Inc.	Missouri
220.	Renex Dialysis Clinic of Maplewood, Inc.	Missouri
221.	Renex Dialysis Clinic of Orange, Inc.	New Jersey
222.	Renex Dialysis Clinic of Pittsburgh, Inc.	Pennsylvania
223.	Renex Dialysis Clinic of South Georgia, Inc.	Georgia
224.	Renex Dialysis Clinic of St. Louis, Inc.	Missouri
225.	Renex Dialysis Clinic of University City, Inc.	Missouri
226.	Renex Dialysis Facilities, Inc.	Mississippi
227.	Saint Louis Renal Care, LLC	Delaware
228.	San Diego Dialysis Services, Inc.	Delaware
229.	Santa Barbara Community Dialysis Center, Inc.	California
230.	Smyrna Dialysis Center, LLC	Georgia
231.	SSKG, Inc.	Illinois
232.	St. Louis Regional Dialysis Center, Inc.	Missouri
233.	STAT Dialysis Corporation	Delaware
234.	Stone Mountain Dialysis Center, LLC	Georgia
235.	Stuttgart Dialysis, LLC	Arkansas
236.	Tappahannock Dialysis Center, Inc.	Virginia
237.	Terrell Dialysis Center, L.L.C.	Delaware
238.	Warrenton Dialysis Facility, Inc.	Virginia
239.	West End Dialysis Center, Inc.	Virginia
240.	WSKC Dialysis Services, Inc.	Illinois

EXHIBIT R

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF ACCOUNT AGENT AGREEMENT

[Attached]

R-1

ACCOUNT AGENT AGREEMENT

Account Agent Agreement (this “Agreement”), dated as of August 11, 2021, made by each of the parties identified on the signature pages hereto as being a “Titleholder”, for the benefit of NMC Funding Corporation, a Delaware corporation (“NMC Funding”), and The Bank of Nova Scotia, as agent (the “Agent”) for certain “Investors” (as defined below).

Preliminary Statements:

(1)National Medical Care, Inc., a Delaware corporation (“NMC”) has entered into that certain Second Amended and Restated Transferring Affiliate Letter dated as of August 11, 2021 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Transferring Affiliate Letter”) with each of the “Transferring Affiliates” named therein, under which each such Transferring Affiliate has agreed to sell and assign on each day hereafter all of its right, title and interest in and to each “Receivable” and all “Related Security” (each as defined therein) to NMC in accordance with the terms thereof.

(2)NMC has entered into that certain Third Amended and Restated Receivables Purchase Agreement dated as of August 11, 2021 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Receivables Agreement”) with NMC Funding, under which NMC has agreed to sell and assign on each day hereafter all of its right, title and interest in and to each “Receivable” and all “Related Security” (each as defined therein), including, without limitation, all Receivables and Related Security acquired by NMC from the Transferring Affiliates under the Transferring Affiliate Letter, to NMC Funding in accordance with the terms thereof.

(3)NMC Funding has entered into that certain Eighth Amended and Restated Transfer and Administration Agreement dated as of August 11, 2021 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “TAA”) with NMC, as the “Collection Agent” thereunder, certain “Investors” and “Administrative Agents” from time to time party thereto (together, the “Investors”), and the Agent, under which NMC Funding shall from time to time sell and assign undivided percentage ownership interests in all “Receivables” and “Related Security” (each as defined therein), including, without limitation, in all Receivables and Related Security acquired by NMC Funding from NMC under the Receivables Agreement, to the Agent for the benefit of the Investors in accordance with the terms thereof. Terms used herein and not otherwise defined herein shall have the meanings assigned under the TAA.

(4)Each Titleholder maintains, for the benefit of certain of the Transferring Affiliates, one or more deposit accounts (each, a “Remittance Account”) to which Obligors on Receivables that have been originated by such Transferring Affiliate have been directed to remit payment on such Receivables.

(5)NMC Funding, as a condition to its entering into the Receivables Agreement, and the Investors and the Agent, as a condition to their entering into the TAA, have required that the Titleholders enter into this Agreement.

Now, therefore, in consideration of the premises and other good and valuable consideration (the sufficiency and receipt of which are acknowledged), each Titleholder agrees as follows:

Section 1.Representations and Warranties. Each Titleholder represents and warrants that:

(a)Such Titleholder maintains one or more Remittance Accounts for the benefit of one or more Transferring Affiliates. In each case, such Titleholder is acting exclusively in its capacity as agent for such Transferring Affiliate in the establishment and maintenance of each Remittance Account, and acts exclusively at the direction of such Transferring Affiliate in respect of the handling and disposition of all monies, checks, instruments, collections, remittances or other payment items received in the Remittance Accounts (the “Payment Items”). Each Remittance Account exists solely for the administrative convenience of the applicable Transferring Affiliate.

(b)Such Titleholder does not hold or claim any lien, security interest, charge or encumbrance, or other right or claim in, of or on (i) any Receivables originated by any Transferring Affiliate, (ii) any Payment Items in respect of any such Receivables or (iii) any Related Security with respect to any of the foregoing (collectively, the “Affected Assets”). To the extent that the Titleholder at any time comes into possession, whether by reason of a remittance to a Remittance Account or otherwise, of any Affected Assets, such Titleholder holds such Affected Assets in trust for the benefit of the applicable Transferring Affiliate.

(c)Such Titleholder satisfies, upon execution and delivery of this Agreement, the requirements set forth in the Receivables Agreement and the TAA for being a “Designated Account Agent” for purposes of those agreements.

(d)Such Titleholder is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. Such Titleholder is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(e)The maintenance of each Remittance Account for the benefit of the applicable Transferring Affiliates, and the execution, delivery and performance by such Titleholder of this Agreement, are within such Titleholder’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation) or of the Certificate of Incorporation or By-laws of such Titleholder or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon such Titleholder.

(f)This Agreement constitutes the legal, valid and binding obligation of such Titleholder enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

(g)Each Remittance Account meets the requirements for being a Special Account under the terms of each of the Receivables Agreement and the TAA, and a Special Account Letter is in effect with respect thereto. The names and addresses of each Remittance Account, together with the account numbers thereof and the Special Account Banks with respect thereto, are specified in Exhibit C to the Receivables Agreement (as the same may be amended from time to time in accordance with the terms of the Receivables Agreement). Neither such Titleholder nor, to the best of such Titleholder’s knowledge, any Transferring Affiliate has granted to any Person dominion and control over any Remittance Account or the right to take dominion and control over any Remittance Account at a future time or upon the occurrence of a future event and each Remittance Account is otherwise free and clear of any Adverse Claim.

On each day that a “Purchase” is made under the Receivables Agreement, each Titleholder shall be deemed to have certified that all representations and warranties described in this Section 1 are correct on and as of such day as though made on and as of such day.

Section 2.Acknowledgment of Interest. Each Titleholder acknowledges (i) that it has received a copy of each of the Transferring Affiliate Letter, the Receivables Agreement and the TAA, (ii) the ownership and related interests transferred to each of NMC, NMC Funding and the Agent, for the benefit of the Investors, thereunder and (iii) that for purposes of Uniform Commercial Code Section 9-313, it has received adequate notice of each of such interests.

Section 3.Covenants. At all times from the date hereof to the Collection Date, unless each of NMC Funding and the Agent shall otherwise consent in writing, each Titleholder agrees that:

(a)Such Titleholder shall take all action, or omit to take all action, required to be taken (or to be omitted) by each Transferring Affiliate as it may relate to the Remittance Accounts under the Transferring Affiliate Letter, the Receivables Agreement, or the TAA, including, without limitation any such action that relates to any covenant or undertaking on the part of such Transferring Affiliate or any of its assigns in respect of “Special Accounts,” the “Concentration Account” or any “Designated Account Agent” thereunder.

(b)Such Titleholder will furnish to each of NMC Funding and the Agent from time to time such information with respect to the activity in the Remittance Accounts as NMC Funding or the Agent may reasonably request, and will at any time and from time to time during regular business hours permit NMC Funding and the Agent, or any of their respective agents or representatives, (i) to examine and make copies of and take abstracts from records of such Titleholder in respect of the Remittance Accounts and (ii) to visit the offices and properties of such Titleholder for the purpose of examining such records.

(c)Such Titleholder will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse claim upon (or the filing of any financing statement against) or with respect to any of the Affected Assets or any of the

Remittance Accounts. The Payment Items mailed to, and funds deposited to or otherwise available in, the Remittance Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of such Titleholder, all of which such Titleholder hereby waives. To the extent there are any amounts due to any Titleholder in respect of its fees and expenses for the maintenance and operation of any of the Remittance Accounts, or in respect of any other claim such Titleholder may from time to time hold against any Transferring Affiliate or any affiliate thereof, such claims shall be settled separately as between such Titleholder and such Transferring Affiliate (or other affiliate), by disbursement from the general operating funds of the applicable Transferring Affiliate (or other affiliate), by disbursement from the general operating funds of the applicable Transferring Affiliate (or other affiliate) and not by way of set-off against, or otherwise from, funds at any time available in the Remittance Accounts.

Section 4.Miscellaneous.

(a)This Agreement may not be terminated at any time by or as to any Titleholder except in accordance with the terms of the Receivables Agreement.

(b)Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally but only by an instrument in writing signed by NMC Funding and the Agent.

(c)No Titleholder may assign or transfer any of its rights or obligations hereunder without the prior written consent of NMC Funding and the Agent. Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, NMC Funding, the Agent, each of the Titleholders and their respective successors and assigns.

[Remainder of page intentionally left blank]

In witness whereof, each party hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Titleholders:

By:
Mark Fawcett,
Senior Vice President & Treasurer

By:
Mark Fawcett,
Senior Vice President & Treasurer

By:
Mark Fawcett,
Senior Vice President & Treasurer

Accepted and agreed as of the date first above written:

NMC Funding Corporation

By:
Mark Fawcett,
Senior Vice President & Treasurer

The Bank of Nova Scotia., as Agent

By:
Name:
Title:

Signature Page to Account Agent Agreement Dated as of August 11, 2021

EXHIBIT S

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

LIST OF CLOSING DOCUMENTS

[Attached]

EIGHTH AMENDED AND RESTATED
TRANSFER AND ADMINISTRATION AGREEMENT

Dated as of August 11, 2021

NMC FUNDING CORPORATION,

as Transferor

List of Amendment Documents

Seller and Collection Agent:	National Medical Care, Inc. (“NMC”)
Purchaser and Transferor:	NMC Funding Corporation (“NMC Funding”)
Parent:	Fresenius Medical Care AG & Co. KGaA (“FME KGaA”)
Transferring Affiliates:	The entities specified on Schedule A hereto
New Transferring Affiliates:	The entities specified on Schedule B hereto
Outgoing Transferring Affiliates:	The entities specified on Schedule C hereto
Agent:	The Bank of Nova Scotia (“Scotia”)
Bank Investors and Administrative Agents (the “Banks”):	The Bank of Nova Scotia
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Credit Agricole Corporate and Investment Bank, New York PNC Bank, National Association
Royal Bank of Canada
The Toronto-Dominion Bank Reliant Trust
Conduit Investors (the “Conduits”):	Atlantic Asset Securitization LLC GTA Lending LLC
Liberty Street Funding LLC Thunder Bay Funding LLC Victory Receivables Corporation
Retiring Administrative Agent and Bank Investor:	Barclays Bank PLC (“Barclays”)
Retiring Conduit Investor:	Sheffield Receivables Company, LLC
Counsel to National Medical Care, Inc. and NMC Funding Corporation:	Arent Fox LLP (“Arent Fox”)
Counsel to the Agent on behalf of the Banks and the Conduits:	Sidley Austin LLP (“Sidley”)

No.	Documents
A.	Program Documents
1.	Eighth Amended and Restated Transfer and Administration Agreement (“TAA”)
2.	Third Amended and Restated Receivables Purchase Agreement
3.	Second Amended and Restated Transferring Affiliate Letter
4.	Fourth Amended and Restated Parent Agreement
5.	Twelfth Amended and Restated Investor Fee Letter
6.	Agent Fee Letter
7.	Barclays Payout Letter
8.	Transfer Certificate

B.	Opinions
9.	Opinion of Karen A. Gledhill
10.	Opinion of Arent Fox LLP relating to corporate, enforceability, security interest and other matters
11.	Opinion of Arent Fox LLP relating to true sale and non-consolidation
12.	Opinion of German in-house counsel
13.	Opinion of German outside counsel

No.	Documents
Certificates
14.

Certificate of the Secretary of the Transferor, certifying (a) the Certificate of Incorporation of the Transferor, (b) By-Laws of the Transferor, (c) resolutions of the Transferor’s Board of Directors approving the execution, delivery and performance by the Transferor of the transaction documents to which it is a party and (d) Good Standing Certificate for the Transferor from the Secretary of State of Delaware

15.

Certificate of the Secretary of the Collection Agent, certifying (a) the Certificate of Incorporation, (b) By-Laws of the Collection Agent, (c) resolutions of the Collection Agent’s Board of Directors approving the execution, delivery and performance by the Collection Agent of the transaction documents to which it is a party and (d) Good Standing Certificate for the Collection Agent from the Secretary of State of Delaware

16.

Certificate of the Secretary of each New Transferring Affiliate listed on Schedule B, certifying (a) its Certificate of Incorporation, Certificate of Formation or equivalent document, (b) its by-laws, limited liability company agreement or equivalent document, if any, (c) resolutions of its Board of Directors (or equivalent governing body) approving the execution, delivery and performance of the transaction documents to which it is a party and (d) Good Standing Certificate from the relevant jurisdiction of organization

17.	Good Standing Certificate for each New Transferring Affiliate from the relevant jurisdiction of organization
18.

Certificate of Officer of Collection Agent certifying (i) a true and correct copies of the forms of Contracts, (ii) a true and correct copy of the Credit and Collection Policy, (iii) a true and correct copy of the Account Schedule and (iv) a true and correct copy of the FI/MAC Schedule

C.	Lien Searches and Security Interest Documentation
19.	Tax lien and judgment searches for the Transferor and the Collection Agent
20.	UCC lien searches for Transferor and the Collection Agent
21.	UCC lien searches for each New Transferring Affiliate

No.	Documents
22.	UCC-1 financing statement for each New Transferring Affiliate specified in Schedule B, to be filed with the Secretary of State of the related State
23.	UCC-3 termination statements for each Outgoing Transferring Affiliate specified in Schedule C, to be filed with the Secretary of State of the related State
24.

UCC-3 continuation statement for NMC, NMC Funding and each Transferring Affiliate specified in Schedule D, filed or to be filed with the Secretary of State of the related State [Pre- and Post-Closing, prior to lapse date]

25.	Authorization to file UCC-3 continuation statements and termination statements

D. Bank Account Documentation
26.	Special Account Letter for Reliant Renal Care Lapeer Home Choice, LLC
27.	Special Account Letter for Fresenius Kidney Care Guam, LLC [Post-Closing]
28.	Additional Designated Account Agreements [Post-Closing]

E. Additional Documentation for Outgoing Transfer Affiliates
29.	Removal Supplement for each Outgoing Transferring Affiliate specified in Schedule C

F. Other Documentation
30.	Investor Report dated as of June 30, 2021
31.	Cash Collections Report dated as of June 30, 2021

No.	Documents
32.	Evidence of Payment of NMC Federal Tax Liens
33.	Evidence of IRS Release of NMC Federal Tax Liens

SCHEDULE A

List of Transferring Affiliates1

	Transferring Affiliate	State of Incorporation
1.	Apheresis Care Group, Inc.	Delaware
2.	Bio-Medical Applications Management Company, Inc.	Delaware
3.	Bio-Medical Applications of Alabama, Inc.	Delaware
4.	Bio-Medical Applications of Amarillo, Inc.	Delaware
5.	Bio-Medical Applications of Anacostia, Inc.	Delaware
6.	Bio-Medical Applications of Aquadilla, Inc.	Delaware
7.	Bio-Medical Applications of Arecibo, Inc.	Delaware
8.	Bio-Medical Applications of Arkansas, Inc.	Delaware
9.	Bio-Medical Applications of Bayamon, Inc.	Delaware
10.	Bio-Medical Applications of Blue Springs, Inc.	Delaware
11.	Bio-Medical Applications of Caguas, Inc.	Delaware
12.	Bio-Medical Applications of California, Inc.	Delaware
13.	Bio-Medical Applications of Camarillo, Inc.	Delaware
14.	Bio-Medical Applications of Carolina, Inc.	Delaware
15.	Bio-Medical Applications of Clinton, Inc.	Delaware
16.	Bio-Medical Applications of Columbia Heights, Inc.	Delaware
17.	Bio-Medical Applications of Connecticut, Inc.	Delaware
18.	Bio-Medical Applications of Delaware, Inc.	Delaware
19.	Bio-Medical Applications of Dover, Inc.	Delaware
20.	Bio-Medical Applications of Eureka, Inc.	Delaware
21.	Bio-Medical Applications of Fayetteville, Inc.	Delaware
22.	Bio-Medical Applications of Florida, Inc.	Delaware
23.	Bio-Medical Applications of Fremont, Inc.	Delaware
24.	Bio-Medical Applications of Fresno, Inc.	Delaware
25.	Bio-Medical Applications of Georgia, Inc.	Delaware
26.	Bio-Medical Applications of Guayama, Inc.	Delaware
27.	Bio-Medical Applications of Humacao, Inc.	Delaware
28.	Bio-Medical Applications of Illinois, Inc.	Delaware
29.	Bio-Medical Applications of Indiana, Inc.	Delaware
30.	Bio-Medical Applications of Kansas, Inc.	Delaware
31.	Bio-Medical Applications of Kentucky, Inc.	Delaware
32.	Bio-Medical Applications of Los Gatos, Inc.	Delaware
33.	Bio-Medical Applications of Louisiana, LLC	Delaware
34.	Bio-Medical Applications of Maine, Inc.	Delaware
35.	Bio-Medical Applications of Manchester, Inc.	Delaware
36.	Bio-Medical Applications of Maryland, Inc.	Delaware
37.	Bio-Medical Applications of Massachusetts, Inc.	Delaware
38.	Bio-Medical Applications of Mayaguez, Inc.	Delaware
39.	Bio-Medical Applications of Michigan, Inc.	Delaware

1 Excludes Outgoing Transferring Affiliates but includes New Transferring Affiliate

	Transferring Affiliate	State of Incorporation
40.	Bio-Medical Applications of Minnesota, Inc.	Delaware
41.	Bio-Medical Applications of Mississippi, Inc.	Delaware
42.	Bio-Medical Applications of Missouri, Inc.	Delaware
43.	Bio-Medical Applications of New Hampshire, Inc.	Delaware
44.	Bio-Medical Applications of New Jersey, Inc.	Delaware
45.	Bio-Medical Applications of New Mexico, Inc.	Delaware
46.	Bio-Medical Applications of North Carolina, Inc.	Delaware
47.	Bio-Medical Applications of Northeast D.C., Inc.	Delaware
48.	Bio-Medical Applications of Ohio, Inc.	Delaware
49.	Bio-Medical Applications of Oklahoma, Inc.	Delaware
50.	Bio-Medical Applications of Pennsylvania, Inc.	Delaware
51.	Bio-Medical Applications of Ponce, Inc.	Delaware
52.	Bio-Medical Applications of Puerto Rico, Inc.	Delaware
53.	Bio-Medical Applications of Rhode Island, Inc.	Delaware
54.	Bio-Medical Applications of Rio Piedras, Inc.	Delaware
55.	Bio-Medical Applications of San German, Inc.	Delaware
56.	Bio-Medical Applications of San Juan, Inc.	Delaware
57.	Bio-Medical Applications of South Carolina, Inc.	Delaware
58.	Bio-Medical Applications of Southeast Washington, Inc.	Delaware
59.	Bio-Medical Applications of Tennessee, Inc.	Delaware
60.	Bio-Medical Applications of Texas, Inc.	Delaware
61.	Bio-Medical Applications of the District of Columbia, Inc.	Delaware
62.	Bio-Medical Applications of Virginia, Inc.	Delaware
63.	Bio-Medical Applications of West Virginia, Inc.	Delaware
64.	Bio-Medical Applications of Wisconsin, Inc.	Delaware
65.	Bio-Medical Applications of Wyoming, LLC	Delaware
66.	Brevard County Dialysis, LLC	Florida
67.	Clayton County Dialysis, LLC	Georgia
68.	Clermont Dialysis Center, LLC	Georgia
69.	College Park Dialysis, LLC	Georgia
70.	Columbus Area Renal Alliance, LLC	Delaware
71.	Conejo Valley Dialysis, Inc.	California
72.	Dialysis America Georgia, LLC	Delaware
73.	Dialysis Associates of Northern New Jersey, L.L.C.	New Jersey
74.	Dialysis Centers of America - Illinois, Inc.	Illinois
75.	Dialysis Management Corporation	Texas
76.	Dialysis Services of Atlanta, Inc.	Georgia
77.	Dialysis Services of Cincinnati, Inc.	Ohio
78.	Dialysis Specialists of Marietta, Ltd.	Ohio
79.	Dialysis Specialists of Topeka, Inc.	Kansas
80.	Douglas County Dialysis, LLC	Georgia
81.	Du Page Dialysis Ltd.	Illinois
82.	Everest Healthcare Holdings, Inc.	Delaware
83.	Everest Healthcare Indiana, Inc.	Indiana
84.	Everest Healthcare Ohio, Inc.	Ohio
85.	Everest Healthcare Rhode Island, Inc.	Delaware

S-A-2

	Transferring Affiliate	State of Incorporation
86.	Everest Healthcare Texas, L.P.	Delaware
87.	FMS Delaware Dialysis, LLC	Delaware
88.	FMS Philadelphia Dialysis, LLC	Delaware
89.	Fondren Dialysis Clinic, Inc.	Texas
90.	Fort Scott Regional Dialysis Center, Inc.	Missouri
91.	Four State Regional Dialysis Center, Inc.	Missouri
92.	Fresenius Kidney Care Guam, LLC	Delaware
93.	Fresenius Kidney Care Pittsburgh, LLC	Delaware
94.	Fresenius Management Services, Inc.	Delaware
95.	Fresenius Medical Care – South Texas Kidney, LLC	Delaware
96.	Fresenius Medical Care Dialysis Services Colorado, LLC	Delaware
97.	Fresenius Medical Care Dialysis Services-Oregon, LLC	Oregon
98.	Fresenius Medical Care Harston Hall, LLC	Delaware
99.	Fresenius Medical Care Holdings, Inc.	New York
100.	Fresenius Medical Care of Illinois, LLC	Delaware
101.	Fresenius Medical Care of Montana, LLC	Delaware
102.	Fresenius Medical Care Ventures, LLC	Delaware
103.	Fresenius Medical Care-OSUIM Kidney Centers, LLC	Delaware
104.	Fresenius USA Manufacturing, Inc.	Delaware
105.	Fresenius USA Marketing, Inc.	Delaware
106.	Fresenius USA, Inc.	Massachusetts
107.	Gulf Region Mobile Dialysis, Inc.	Delaware
108.	Haemo-Stat, Inc.	California
109.	Hauppauge Dialysis Center, LLC	New York
110.	Henry Dialysis Center, LLC	Georgia
111.	Holton Dialysis Clinic, LLC	Georgia
112.	Home Dialysis of Muhlenberg County, Inc.	Kentucky
113.	Homestead Artificial Kidney Center, Inc.	Florida
114.	Inland Northwest Renal Care Group, LLC	Washington
115.	Jefferson County Dialysis, Inc.	Arkansas
116.	KDCO, Inc.	Missouri
117.	Kentucky Renal Care Group, LLC	Delaware
118.	Little Rock Dialysis, Inc.	Arkansas
119.	Maumee Dialysis Services, LLC	Delaware
120.	Metro Dialysis Center - Normandy, Inc.	Missouri
121.	Metro Dialysis Center - North, Inc.	Missouri
122.	National Medical Care, Inc.	Delaware
123.	National Nephrology Associates of Texas, L.P.	Texas
124.	New York Dialysis Services, Inc.	New York
125.	NNA of Alabama, Inc.	Alabama
126.	NNA of East Orange, L.L.C.	New Jersey
127.	NNA of Georgia, Inc.	Delaware
128.	NNA of Harrison, L.L.C.	New Jersey
129.	NNA of Louisiana, LLC	Louisiana
130.	NNA of Oklahoma, Inc.	Nevada
131.	NNA of Oklahoma, L.L.C.	Oklahoma

S-A-3

	Transferring Affiliate	State of Incorporation
132.	NNA of Rhode Island, Inc.	Rhode Island
133.	NNA of Toledo, Inc.	Ohio
134.	NNA-Saint Barnabas-Livingston, L.L.C.	New Jersey
135.	NNA-Saint Barnabas, L.L.C.	New Jersey
136.	Northern New Jersey Dialysis, L.L.C.	Delaware
137.	NRA-Ada, Oklahoma, LLC	Delaware
138.	NRA-Augusta, Georgia, LLC	Georgia
139.	NRA-Bamberg, South Carolina, LLC	Tennessee
140.	NRA-Crossville, Tennessee, LLC	Tennessee
141.	NRA-Farmington, Missouri, LLC	Delaware
142.	NRA-Georgetown, Kentucky, LLC	Delaware
143.	NRA-Hogansville, Georgia, LLC	Delaware
144.	NRA-Holly Hill, South Carolina, LLC	Tennessee
145.	NRA-Hollywood, South Carolina, LLC	Delaware
146.	NRA-Inpatient Dialysis, LLC	Tennessee
147.	NRA-LaGrange, Georgia, LLC	Delaware
148.	NRA-Mt. Pleasant, South Carolina, LLC	Tennessee
149.	NRA-New Castle, Indiana, LLC	Delaware
150.	NRA-Newnan Acquisition, LLC	Tennessee
151.	NRA-Orangeburg, South Carolina, LLC	Tennessee
152.	NRA-Palmetto, Georgia, LLC	Delaware
153.	NRA-Princeton, Kentucky, LLC	Tennessee
154.	NRA-Roanoke, Alabama, LLC	Tennessee
155.	NRA-South City, Missouri, LLC	Delaware
156.	NRA-St. Louis (Home Therapy Center), Missouri, LLC	Delaware
157.	NRA-St. Louis, Missouri, LLC	Delaware
158.	NRA-Talladega, Alabama, LLC	Tennessee
159.	NRA-Valdosta (North), Georgia, LLC	Delaware
160.	NRA-Valdosta, Georgia, LLC	Delaware
161.	NRA-Washington County, Missouri, LLC	Delaware
162.	NRA-Winchester, Indiana, LLC	Delaware
163.	QualiCenters Albany, Ltd.	Colorado
164.	QualiCenters Bend LLC	Colorado
165.	QualiCenters Coos Bay, Ltd.	Colorado
166.	QualiCenters Eugene-Springfield, Ltd.	Colorado
167.	QualiCenters Inland Northwest L.L.C.	Colorado
168.	QualiCenters Pueblo LLC	Colorado
169.	QualiCenters Salem LLC	Colorado
170.	RAI Care Centers of Alabama, LLC	Delaware
171.	RAI Care Centers of Florida I, LLC	Delaware
172.	RAI Care Centers of Florida II, LLC	Delaware
173.	RAI Care Centers of Georgia I, LLC	Delaware
174.	RAI Care Centers of Illinois I, LLC	Delaware
175.	RAI Care Centers of Illinois II, LLC	Delaware
176.	RAI Care Centers of Maryland I, LLC	Delaware
177.	RAI Care Centers of Michigan I, LLC	Delaware

S-A-4

	Transferring Affiliate	State of Incorporation
178.	RAI Care Centers of Michigan II, LLC	Delaware
179.	RAI Care Centers of Nebraska II, LLC	Delaware
180.	RAI Care Centers of North Carolina II, LLC	Delaware
181.	RAI Care Centers of Northern California I, LLC	Delaware
182.	RAI Care Centers of Northern California II, LLC	Delaware
183.	RAI Care Centers of Oakland II, LLC	Delaware
184.	RAI Care Centers of South Carolina I, LLC	Delaware
185.	RAI Care Centers of Southern California I, LLC	Delaware
186.	RAI Care Centers of Southern California II, LLC	Delaware
187.	RAI Care Centers of Virginia I, LLC	Delaware
188.	RCG Bloomington, LLC	Delaware
189.	RCG East Texas, LLP	Delaware
190.	RCG Indiana, L.L.C.	Delaware
191.	RCG Irving, LLP	Delaware
192.	RCG Martin, LLC	Delaware
193.	RCG Memphis East, LLC	Delaware
194.	RCG Mississippi, Inc.	Delaware
195.	RCG Pensacola, LLC	Delaware
196.	RCG Robstown, LLP	Delaware
197.	RCG University Division, Inc.	Tennessee
198.	Reliant Renal Care Lapeer Home Choice, LLC	Delaware
199.	Renal Care Group, Inc.	Delaware
200.	Renal Care Group Alaska, Inc.	Alaska
201.	Renal Care Group East, Inc.	Pennsylvania
202.	Renal Care Group Maplewood, LLC	Delaware
203.	Renal Care Group Northwest, Inc.	Delaware
204.	Renal Care Group of the Midwest, Inc.	Kansas
205.	Renal Care Group of the Ozarks, LLC	Delaware
206.	Renal Care Group of the Rockies, LLC	Delaware
207.	Renal Care Group of the South, Inc.	Delaware
208.	Renal Care Group of the Southeast, Inc.	Florida
209.	Renal Care Group South New Mexico, LLC	Delaware
210.	Renal Care Group Southwest Michigan, LLC	Delaware
211.	Renal Care Group Southwest, L.P.	Delaware
212.	Renal Care Group Terre Haute, LLC	Delaware
213.	Renal Care Group Texas, Inc.	Texas
214.	Renal Care Group Toledo, LLC	Delaware
215.	Renal Care Group-Harlingen, L.P.	Delaware
216.	RenalPartners, Inc.	Delaware
217.	Renex Dialysis Clinic of Bloomfield, Inc.	New Jersey
218.	Renex Dialysis Clinic of Bridgeton, Inc.	Missouri
219.	Renex Dialysis Clinic of Creve Coeur, Inc.	Missouri
220.	Renex Dialysis Clinic of Maplewood, Inc.	Missouri
221.	Renex Dialysis Clinic of Orange, Inc.	New Jersey
222.	Renex Dialysis Clinic of Pittsburgh, Inc.	Pennsylvania
223.	Renex Dialysis Clinic of South Georgia, Inc.	Georgia

S-A-5

	Transferring Affiliate	State of Incorporation
224.	Renex Dialysis Clinic of St. Louis, Inc.	Missouri
225.	Renex Dialysis Clinic of University City, Inc.	Missouri
226.	Renex Dialysis Facilities, Inc.	Mississippi
227.	Saint Louis Renal Care, LLC	Delaware
228.	San Diego Dialysis Services, Inc.	Delaware
229.	Santa Barbara Community Dialysis Center, Inc.	California
230.	Smyrna Dialysis Center, LLC	Georgia
231.	SSKG, Inc.	Illinois
232.	St. Louis Regional Dialysis Center, Inc.	Missouri
233.	STAT Dialysis Corporation	Delaware
234.	Stone Mountain Dialysis Center, LLC	Georgia
235.	Stuttgart Dialysis, LLC	Arkansas
236.	Tappahannock Dialysis Center, Inc.	Virginia
237.	Terrell Dialysis Center, L.L.C.	Delaware
238.	Warrenton Dialysis Facility, Inc.	Virginia
239.	West End Dialysis Center, Inc.	Virginia
240.	WSKC Dialysis Services, Inc.	Illinois

S-A-6

SCHEDULE B

List of New Transferring Affiliates

Fresenius Kidney Care Guam, LLC

Reliant Renal Care Lapeer Home Choice, LLC

S-B-1

SCHEDULE C

List of Outgoing Transferring Affiliates

Fresenius Medical Care West Bexar, LLC

Northeast Alabama Kidney Clinic, Inc.

NRA-Varnville, South Carolina, LLC

Renex Dialysis Clinic of Tampa, Inc.

Physicians Dialysis Company, Inc.

S-C-1

SCHEDULE D

List of UCC-3 Continuation Statements Filed or to be Filed

[attached]

S-D-1

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
1.	Bio-Medical Applications Management Company, Inc.	Secretary of State of Delaware	12/26/01	20020188270	12/26/21
2.	Bio-Medical Applications of Alabama, Inc.	Secretary of State of Delaware	12/26/01	20020201248	12/26/21
3.	Bio-Medical Applications of Anacostia, Inc.	Secretary of State of Delaware	12/26/01	20020201040	12/26/21
4.	Bio-Medical Applications of Aquadilla, Inc.	Secretary of State of Delaware	12/26/01	20020201362	12/26/21
5.	Bio-Medical Applications of Arecibo, Inc.	Secretary of State of Delaware	12/26/01	20020201446	12/26/21
6.	Bio-Medical Applications of Arkansas, Inc.	Secretary of State of Delaware	12/26/01	20020207492	12/26/21
7.	Bio-Medical Applications of Bayamon, Inc.	Secretary of State of Delaware	12/26/01	20020207500	12/26/21
8.	Bio-Medical Applications of Blue Springs, Inc.	Secretary of State of Delaware	12/26/01	20020185151	12/26/21
9.	Bio-Medical Applications of Caguas, Inc.	Secretary of State of Delaware	12/26/01	20020207484	12/26/21
10.	Bio-Medical Applications of California, Inc.	Secretary of State of Delaware	12/26/01	20020207468	12/26/21
11.	Bio-Medical Applications of Camarillo, Inc.	Secretary of State of Delaware	12/26/01	20020207476	12/26/21
12.	Bio-Medical Applications of Carolina, Inc.	Secretary of State of Delaware	12/26/01	20020196109	12/26/21
13.	Bio-Medical Applications of Clinton, Inc.	Secretary of State of Delaware	12/26/01	20020185128	12/26/21
14.	Bio-Medical Applications of Columbia Heights, Inc.	Secretary of State of Delaware	12/26/01	20020205660	12/26/21
15.	Bio-Medical Applications of Connecticut, Inc.	Secretary of State of Delaware	12/26/01	20020205645	12/26/21

S-D-2

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
16.	Bio-Medical Applications of Delaware, Inc.	Secretary of State of Delaware	12/26/01	20020205611	12/26/21
17.	Bio-Medical Applications of Dover, Inc.	Secretary of State of Delaware	12/26/01	20020185110	12/26/21
18.	Bio-Medical Applications of Eureka, Inc.	Secretary of State of Delaware	12/26/01	20020205603	12/26/21
19.	Bio-Medical Applications of Fayetteville, Inc.	Secretary of State of Delaware	12/26/01	20020201701	12/26/21
20.	Bio-Medical Applications of Florida, Inc.	Secretary of State of Delaware	12/26/01	20020205587	12/26/21
21.	Bio-Medical Applications of Fremont, Inc.	Secretary of State of Delaware	12/26/01	20020205579	12/26/21
22.	Bio-Medical Applications of Fresno, Inc.	Secretary of State of Delaware	12/26/01	20020205553	12/26/21
23.	Bio-Medical Applications of Georgia, Inc.	Secretary of State of Delaware	12/26/01	20020205546	12/26/21
24.	Bio-Medical Applications of Guayama, Inc.	Secretary of State of Delaware	12/26/01	20020205496	12/26/21
25.	Bio-Medical Applications of Humacao, Inc.	Secretary of State of Delaware	12/26/01	20020205231	12/26/21
26.	Bio-Medical Applications of Illinois, Inc.	Secretary of State of Delaware	12/26/01	20020206932	12/26/21
27.	Bio-Medical Applications of Indiana, Inc.	Secretary of State of Delaware	12/26/01	20020206908	12/26/21
28.	Bio-Medical Applications of Kansas, Inc.	Secretary of State of Delaware	12/26/01	20020206882	12/26/21
29.	Bio-Medical Applications of Kentucky, Inc.	Secretary of State of Delaware	12/26/01	20020206866	12/26/21
30.	Bio-Medical Applications of Los Gatos, Inc.	Secretary of State of Delaware	12/26/01	20020206841	12/26/21

S-D-3

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
31.	Bio-Medical Applications of Louisiana, LLC	Secretary of State of Delaware	12/26/01	20020206874	12/21/21
32.	Bio-Medical Applications of Maine, Inc.	Secretary of State of Delaware	12/26/01	20020206825	12/26/21
33.	Bio-Medical Applications of Manchester, Inc.	Secretary of State of Delaware	12/26/01	20020187165	12/26/21
34.	Bio-Medical Applications of Maryland, Inc.	Secretary of State of Delaware	12/26/01	20020205686	12/26/21
35.	Bio-Medical Applications of Massachusetts	Secretary of State of Delaware	12/26/01	20020205694	12/26/21
36.	Bio-Medical Applications of Mayaguez, Inc.	Secretary of State of Delaware	12/26/01	20020191555	12/26/21
37.	Bio-Medical Applications of Michigan, Inc.	Secretary of State of Delaware	12/26/01	20020191498	12/26/21
38.	Bio-Medical Applications of Minnesota, Inc.	Secretary of State of Delaware	12/26/01	20020191373	12/26/21
39.	Bio-Medical Applications of Mississippi, Inc.	Secretary of State of Delaware	12/26/01	20020191027	12/26/21
40.	Bio-Medical Applications of Missouri, Inc.	Secretary of State of Delaware	12/26/01	20020189518	12/26/21
41.	Bio-Medical Applications of New Hampshire, Inc.	Secretary of State of Delaware	12/26/01	20020189468	12/26/21
42.	Bio-Medical Applications of New Jersey, Inc.	Secretary of State of Delaware	12/26/01	20020203095	12/26/21
43.	Bio-Medical Applications of New Mexico, Inc.	Secretary of State of Delaware	12/26/01	20020187793	12/26/21
44.	Bio-Medical Applications of North Carolina, Inc.	Secretary of State of Delaware	12/26/01	20020189351	12/26/21
45.	Bio-Medical Applications of Northeast D.C., Inc.	Secretary of State of Delaware	12/26/01	20020188668	12/26/21

S-D-4

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
46.	Bio-Medical Applications of Ohio, Inc.	Secretary of State of Delaware	12/26/01	20020188478	12/26/21
47.	Bio-Medical Applications of Oklahoma, Inc.	Secretary of State of Delaware	12/26/01	20020188114	12/26/21
48.	Bio-Medical Applications of Pennsylvania, Inc.	Secretary of State of Delaware	12/26/01	20020188056	12/26/21
49.	Bio-Medical Applications of Ponce, Inc.	Secretary of State of Delaware	12/26/01	20020187827	12/26/21
50.	Bio-Medical Applications of Puerto Rico, Inc.	Secretary of State of Delaware	12/26/01	20020187694	12/26/21
51.	Bio-Medical Applications of Rhode Island, Inc.	Secretary of State of Delaware	12/26/01	20020187629	12/26/21
52.	Bio-Medical Applications of Rio Piedras, Inc.	Secretary of State of Delaware	12/26/01	20020185862	12/26/21
53.	Bio-Medical Applications of San German, Inc.	Secretary of State of Delaware	12/26/01	20020186035	12/26/21
54.	Bio-Medical Applications of San Juan, Inc.	Secretary of State of Delaware	12/26/01	20020185938	12/26/21
55.	Bio-Medical Applications of South Carolina, Inc.	Secretary of State of Delaware	12/26/01	20020185912	12/26/21
56.	Bio-Medical Applications of Southeast Washington, Inc.	Secretary of State of Delaware	12/26/01	20020185854	12/26/21
57.	Bio-Medical Applications of Tennessee, Inc.	Secretary of State of Delaware	12/26/01	20020186084	12/26/21
58.	Bio-Medical Applications of Texas, Inc.	Secretary of State of Delaware	12/26/01	20020186282	12/26/21
59.	Bio-Medical Applications of The District of Columbia, Inc.	Secretary of State of Delaware	12/26/01	20020186134	12/26/21
60.	Bio-Medical Applications of Virginia, Inc.	Secretary of State of Delaware	12/26/01	20020185425	12/26/21

S-D-5

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
61.	Bio-Medical Applications of West Virginia, Inc.	Secretary of State of Delaware	12/26/01	20020185383	12/26/21
62.	Bio-Medical Applications of Wisconsin, Inc.	Secretary of State of Delaware	12/26/01	20020185292	12/26/21
63.	Brevard County Dialysis, LLC	Secretary of State of Florida	10/20/06	200603954586	10/20/21
64.	Clayton County Dialysis, LLC	Fulton County, Georgia	10/24/06	060-2006-13060	10/24/21
65.	Clermont Dialysis Center, LLC	Fulton County, Georgia	10/24/06	060-2006-13061	10/24/21
66.	Columbus Area Renal Alliance, LLC	Secretary of State of Delaware	10/20/06	20063667532	10/20/21
67.	Conejo Valley Dialysis, Inc.	Secretary of State of California	12/27/01	0136260218	12/27/21
68.	Dialysis America Georgia, LLC	Secretary of State of Delaware	12/26/01	20020185920	12/26/21
69.	Dialysis Associates of Northern New Jersey, L.L.C.	Secretary of State of New Jersey	12/26/01	2079480	12/26/21
70.	Dialysis Centers of America- Illinois, Inc.	Secretary of State of Illinois	10/20/06	011457185	10/20/21
71.	Dialysis Management Corporation	Secretary of State of Texas	10/24/06	06-0035129107	10/24/21
72.	Dialysis Services of Atlanta, Inc.	Fulton County, Georgia	10/24/06	060-2006-13064	10/24/21
73.	Dialysis Services of Cincinnati, Inc.	Secretary of State of Ohio	12/27/01	OH00043224499	12/27/21
74.	Dialysis Specialists of Topeka, Inc.	Secretary of State of Kansas	08/05/11	6824973	08/05/21	File-Stamped UCC-3 CONT received; dated 7/28/21
75.	Douglas County Dialysis, LLC	Fulton County, Georgia	10/24/06	060-2006-013065	10/24/21

S-D-6

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
76.	Du Page Dialysis, Ltd.	Secretary of State of Illinois	01/09/02	004569725	01/09/22
77.	Everest Healthcare Holdings, Inc.	Secretary of State of Delaware	12/26/01	20020182554	12/26/21
78.	Everest Healthcare Indiana, Inc.	Secretary of State of Indiana	12/26/01	200100009985327	12/26/21
79.	Everest Healthcare Ohio, Inc.	Secretary of State of Ohio	12/27/01	OH00043224277	12/27/21
80.	Everest Healthcare Rhode Island, Inc.	Secretary of State of Delaware	12/26/01	20020182430	12/26/21
81.	Everest Healthcare Texas, L.P.	Secretary of State of Delaware	12/26/01	20020182372	12/26/21
82.	FMS Delaware Dialysis, LLC	Secretary of State of Delaware	08/09/11	20113075309	08/09/21	File-Stamped UCC-3 CONT received; dated 7/28/21
83.	Fondren Dialysis Clinic, Inc.	Secretary of State of Texas	10/24/06	06-0035129096	10/24/21
84.	Fort Scott Regional Dialysis Center, Inc.	Secretary of State of Missouri	10/20/06	20060114434G	10/20/21
85.	Four State Regional Dialysis Center, Inc.	Secretary of State of Missouri	10/20/06	20060114435H	10/20/21
86.	Fresenius Management Services, Inc.	Secretary of State of Delaware	12/26/01	20020182265	12/26/21
87.	Fresenius Medical Care - South Texas Kidney, LLC	Secretary of State of Delaware	08/09/11	20113075432	08/09/21	File-Stamped UCC-3 CONT received; dated 7/28/21
88.	Fresenius Medical Care Harston Hall, LLC	Secretary of State of Delaware	08/09/11	20113075515	08/09/21	File-Stamped UCC-3 CONT received; dated 7/28/21

S-D-7

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
89.	Fresenius Medical Care of Montana, LLC	Secretary of State of Delaware	08/09/11	20113075689	08/09/21	File-Stamped UCC-3 CONT received; dated 7/28/21
90.	Fresenius Medical Care-OSUIM Kidney Centers, LLC	Secretary of State of Delaware	08/09/11	20113075754	08/09/21	File-Stamped UCC-3 CONT received; dated 7/28/21
91.	Fresenius USA Marketing, Inc.	Secretary of State of Delaware	12/26/01	20020182232	12/26/21
92.	Fresenius USA, Inc.	Secretary of Commonwealth of Massachusetts	12/27/01	200107918400	12/27/21
93.	Gulf Region Mobile Dialysis, Inc.	Secretary of State of Delaware	12/26/01	20011791206	12/26/21
94.	Haemo-Stat, Inc.	Secretary of State of California	12/27/01	0136260283	12/27/21
95.	Hauppauge Dialysis Center, LLC	Department of State of New York	12/07/16	201612070579314	12/07/21
96.	Henry Dialysis Center, LLC	Fulton County, Georgia	10/24/06	060-2006-013066	10/24/21
97.	Holton Dialysis Clinic, LLC	Fulton County, Georgia	10/24/06	060-2006-013067	10/24/21
98.	Home Dialysis of Muhlenberg County, Inc.	Secretary of State of Kentucky	12/26/01	2001-1743498-99	12/26/21
99.	Inland Northwest Renal Care Group, LLC	Department of Licensing of Washington	08/09/11	2011-223-7057-0	08/09/21	File-Stamped UCC-3 CONT received; dated 7/29/21
100.	Jefferson County Dialysis, Inc.	Secretary of State of Arkansas	10/20/06	7128907001	10/20/21
101.	KDCO, Inc.	Secretary of State of Missouri	10/20/06	20060114436J	10/20/21

S-D-8

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
102.	Kentucky Renal Care Group, LLC	Secretary of State of Delaware	10/20/06	20063667607	10/20/21
103.	Little Rock Dialysis, Inc.	Secretary of State of Arkansas	10/20/06	7128907038	10/20/21
104.	Maumee Dialysis Services, LLC	Secretary of State of Delaware	10/20/06	20063667573	10/20/21
105.	National Medical Care, Inc.	Secretary of State of Delaware	12/26/01	20020185185	12/26/21
106.	National Medical Care, Inc.	Secretary of State of Delaware	12/26/01	20020185219	12/26/21
107.	National Nephrology Associates of Texas, L.P.	Secretary of State of Texas	10/24/06	06-0035128853	10/24/21
108.	NMC Funding Corporation	Secretary of State of Delaware	12/26/01	20020185342	12/26/21
109.	NNA of Alabama, Inc.	Secretary of State of Alabama	10/20/06	06-0917064	10/20/21
110.	NNA of East Orange, L.L.C.	Secretary of State of New Jersey	10/20/06	2384971-6	10/20/21
111.	NNA of Georgia, Inc.	Secretary of State of Delaware	10/20/06	20063667581	10/20/21
112.	NNA of Harrison, L.L.C.	Secretary of State of New Jersey	10/20/06	2384972-3	10/20/21
113.	NNA of Louisiana, LLC	East Baton Rouge of Louisiana	08/05/11	17-1367592	08/05/21	File-Stamped UCC-3 CONT received; dated 7/29/21
114.	NNA of Oklahoma, Inc.	Secretary of State of Nevada	10/19/06	2006035286-9	10/19/21
115.	NNA of Oklahoma, L.L.C.	County Clerk of Oklahoma County, Oklahoma	10/20/06	2006012728533	10/20/21

S-D-9

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
116.	NNA of Rhode Island, Inc.	Secretary of State of Rhode Island	10/20/06	200604199050	10/20/21
117.	NNA of Toledo, Inc.	Secretary of State of Ohio	10/20/06	OH00107867650	10/20/21
118.	NNA-Saint Barnabas, L.L.C.	Secretary of State of New Jersey	10/20/06	2384974-7	10/20/21
119.	NNA-Saint Barnabas- Livingston, L.L.C.	Secretary of State of New Jersey	10/20/06	2384975-4	10/20/21
120.	Northern New Jersey Dialysis, L.L.C.	Secretary of State of Delaware	12/26/01	20020183651	12/26/21
121.	RAI Care Centers of Virginia I, LLC	Secretary of State of Delaware	12/06/16	20167560012	12/06/21
122.	RCG Bloomington, LLC	Secretary of State of Delaware	10/20/06	20063667755	10/20/21
123.	RCG East Texas, LLP	Secretary of State of Delaware	10/20/06	20063667680	10/20/21
124.	RCG Indiana, L.L.C.	Secretary of State of Delaware	10/20/06	20063667706	10/20/21
125.	RCG Irving, LLP	Secretary of State of Delaware	10/20/06	20063667722	10/20/21
126.	RCG Martin, LLC	Secretary of State of Delaware	10/20/06	20063667847	10/20/21
127.	RCG Memphis East, LLC	Secretary of State of Delaware	10/20/06	20063667888	10/20/21
128.	RCG Mississippi, Inc.	Secretary of State of Delaware	10/20/06	20063667839	10/20/21
129.	RCG Pensacola, LLC	Secretary of State of Delaware	08/09/11	20113075846	08/09/21	File-Stamped UCC-3 CONT received; dated 7/28/21
130.	RCG University Division, Inc.	Secretary of State of Tennessee	10/24/06	306-167052	10/24/21

S-D-10

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
131.	Renal Care Group Alaska, Inc.	Department of Natural Resources of Alaska	10/20/06	2006-619964-3	10/20/21
132.	Renal Care Group East, Inc.	Secretary of Commonwealth of Pennsylvania	10/20/06	20061020402225	10/20/21
133.	Renal Care Group Northwest, Inc.	Secretary of State of Delaware	10/20/06	20063667995	10/20/21
134.	Renal Care Group of the Midwest, Inc.	Secretary of State of Kansas	08/05/11	6824965	08/05/21	File-Stamped UCC-3 CONT received; dated 7/28/21
135.	Renal Care Group of the Ozarks, LLC	Secretary of State of Delaware	10/20/06	20063668464	10/20/21
136.	Renal Care Group of the South, Inc.	Secretary of State of Delaware	10/20/06	20063668100	10/20/21
137.	Renal Care Group of the Southeast, Inc.	Secretary of State of Florida	10/20/06	200603954462	10/20/21
138.	Renal Care Group South New Mexico, LLC	Secretary of State of Delaware	10/20/06	20063668126	10/20/21
139.	Renal Care Group Southwest, L.P.	Secretary of State of Delaware	10/20/06	20063668191	10/20/21
140.	Renal Care Group Terre Haute, LLC	Secretary of State of Delaware	08/09/11	20113075978	08/09/21	File-Stamped UCC-3 CONT received; dated 7/28/21
141.	Renal Care Group Texas, Inc.	Secretary of State of Texas	10/24/06	06-0035128520	10/24/21
142.	Renal Care Group, Inc.	Secretary of State of Delaware	10/20/06	20063668241	10/20/21
143.	RenalPartners, Inc	Secretary of State of Delaware	10/20/06	20063668282	10/20/21

S-D-11

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
144.	Renex Dialysis Clinic of Bloomfield, Inc	Secretary of State of New Jersey	08/05/11	26060965	08/05/21	File-Stamped UCC-3 CONT received; dated 7/29/21
145.	Renex Dialysis Clinic of Bridgeton, Inc.	Secretary of State of Missouri	10/20/06	20060114446K	10/20/21
146.	Renex Dialysis Clinic of Creve Coeur, Inc.	Secretary of State of Missouri	10/20/06	20060114447M	10/20/21
147.	Renex Dialysis Clinic of Maplewood, Inc.	Secretary of State of Missouri	10/20/06	20060114448A	10/20/21
148.	Renex Dialysis Clinic of Orange, Inc.	Secretary of State of New Jersey	10/20/06	2384977-8	10/20/21
149.	Renex Dialysis Clinic of Pittsburgh, Inc.	Secretary of Commonwealth of Pennsylvania	10/20/06	2006102402287	10/20/21
150.	Renex Dialysis Clinic of South Georgia, Inc.	Fulton County, Georgia	10/24/06	060-2006-013069	10/24/21
151.	Renex Dialysis Clinic of St. Louis, Inc.	Secretary of State of Missouri	10/20/06	20060114449B	10/20/21
152.	Renex Dialysis Clinic of University City, Inc.	Secretary of State of Missouri	10/20/06	20060114451F	10/20/21
153.	Renex Dialysis Facilities, Inc	Secretary of State of Mississippi	10/20/06	20060229272C	10/20/21
154.	San Diego Dialysis Services, Inc.	Secretary of State of Delaware	12/26/01	20020185748	12/26/21
155.	Santa Barbara Community Dialysis Center, Inc.	Secretary of State of California	12/27/01	0136260308	12/27/21
156.	Smyrna Dialysis Center, LLC	Fulton County, Georgia	10/24/06	060-2006-013070	10/24/21

S-D-12

	DEBTOR	JURISDICTION	DATE FILED	FILE NUMBER	LAPSE DATE	UCC-3 CONTINUATIONS
157.	SSKG, Inc.	Secretary of State of Illinois	10/20/06	011457177	10/20/21
158.	STAT Dialysis Corporation	Secretary of State of Delaware	10/20/06	20063668340	10/20/21
159.	Stone Mountain Dialysis Center, LLC	Fulton County, Georgia	10/24/06	060-2006-013071	10/24/21
160.	Stuttgart Dialysis, LLC	Secretary of State of Arkansas	10/20/06	7128907083	10/20/21
161.	Terrell Dialysis Center, L.L.C.	Secretary of State of Delaware	12/26/01	20020183164	12/26/21
162.	WSKC Dialysis Services, Inc.	Secretary of State of Illinois	01/09/02	004569717	01/09/22

S-D-13

EXHIBIT T

to

EIGHTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

FORM OF AGREED UPON PROCEDURES REPORT

Procedures performed and findings are presented as follows. For purposes of reporting our findings, in those instances in which one or both the compared amounts were rounded to the same degree, we have nevertheless stated that we found the compared amounts to be in agreement. As part of this agreed upon procedures engagement, we have mutually determined that materiality will be $XXXX. Differences below this threshold are not discussed herein and are noted as such in the body of the report, as indicated by the tickmark “P”. All testing is performed on the monthly Investor Report for the period ending March 20  .

1A. For Renal Therapies Group (RTG) and Fresenius Kidney Care (FKC), obtain the March 20 Monthly Investor Reports (IR) from management and compare gross receivables (line item 1), all components of the Net Receivables Balance calculation (line items 6-24), Self-Pay Receivables (line items 28-33), Accrued but not billed Receivables (line items 34-36), all components of the Monthly Activity calculation (line items 37-47) to the general ledger (GL) and aged trial balance (ATB). Obtain and document management’s reconciliation of differences in the Agreed Upon Procedures Report (the “Report”).

1B. For the March 20 Monthly Investor Report (IR), recalculate the individual components of the Loss Reserve, Dilution Reserve, Discount Reserve, Servicing Fee Reserve, Dilution Ratio, Loss-to-Liquidation Ratio and the Default Ratio from data obtained from NMC’s internal systems and verify with ratios reported.

1C. For FKC, obtain from management a list of dilutive items, inclusive of write-offs < 270 days on disputed claims, contractual adjustments, void & re-bills, and other dilutions, issued in March 20   select 60 and complete the following:

Inquire with management for an explanation of each dilutive item. Document management’s response.

i.

Obtain from management a list of each obligor, amount (include both the voided amount and the rebilled amount) and reason for the issuance of the credit memo. Document management’s response in the Report in table format.

ii.

Calculate and document in the Report the average dilution horizon for each sample selected above. The dilution horizon is defined as the period from which a credit memo is issued relative to the original date which the invoice was issued, except for Void & re-bills which will be calculated as the average of the original and ending claim dates to the void & re-bill date for those claims.

➢	Calculate the weighted average (by dollar amount) dilution horizon for the entire sample

1D. For RTG obtain from management a list of credit memos issued in March 20 , haphazardly select 20 credit memos and complete the following for each selection:

i.	Obtain from management a list of each obligor, amount and reason for the issuance of the credit memo. Document management’s response in the Report in table format.
ii.	Document in which monthly activity line item the credit memos were reported.
iii.

Calculate and document in the Report the weighted average dilution horizon for each credit memo selected above. The dilution horizon is defined as the period from original Invoice date to the issuance of a credit memo against that invoice. For credits issued for future purchases the dilution horizon is zero. For cash rebates, where the A/R is not discounted and is paid in full, the dilution horizon is zero.

1E. For FKC, obtain from management a list of contractual adjustments issued in March 20   , haphazardly select 20 and complete the following for each selection:

i.	Document management’s explanations for each contractual adjustment.
ii.	Obtain from management a list of each obligor, amount and reason for the issuance of the contractual adjustment. Document management’s response in the Report in table format.

2A. Obtain from management the agings as represented in the March 20  Investor Reports and compare amounts to the Company’s ATB and to the GL (RTG and FKC). For each of the divisions, illustrate in the Report the amount as shown in the aged trial balance, the GL and the selected IR. Obtain and document management’s reconciliation of differences.

2B. For RTG and FKC inquire of management the definition of the receivable aging policy utilized (i.e. invoice date or due date). Document management’s representation in the Report.

2C. For FKC, select 60 claims from the March 31, 20  aging and determine if the claims were aged properly in accordance with the Company’s aging policy. Note in the report any invoices/claims that may not be aged in accordance with the aging policy in Procedure 2B.

2D. For FKC, for March 20   , select 60 claims from 8 predetermined commercial checks received into a lockbox account. Additionally, from 3 predetermined Medicare payments received into a lockbox account, select a total of 60 claims. Trace all selected claims to the appropriate system to determine if the cash received was applied to the proper claim.

2E. For RTG, obtain from management the March 2021 monthly cash collections report, haphazardly select 20 cash receipts for RTG and determine if cash was applied to the correct invoices/claims.

2F. For RTG, from the 20 invoices/claims selected in March 20  in Procedure 2E, determine if the invoices/claims were aged properly in March in accordance with the Company’s aging policy. Note in the Report any invoices/claims that may not be aged in accordance with the aging policy in 2B.

3A. For RTG and FKC, obtain from management a list of payment terms. Document the list of payment terms received from management.

3B. For RTG and FKC, inquire of management as to whether the Company extends/alters maturity of receivables. If so, under which circumstances? Inquire as to how do the systems/reporting track these payment term extensions (i.e., is the due date extended in the system?). Document management’s response.

4A. For RTG and FKC, compare the monthly write-off amounts as represented in the March 20 IR to the monthly activity in the March 20 roll-forward of the allowance for doubtful accounts. Document management’s explanation for any differences greater than $100,000.

4B. For RTG, obtain from management a listing of the 20 largest RTG accounts that were written-off in March 20 . For FKC, obtain a listing of written off claims in March 20 and haphazardly select 60 write-offs. Request of management the reason for the write-off and note the response.

4C. For RTG and FKC, inquire of management and note the response of the following:

i.	What is the methodology for reserving expected bad debts?
ii.	Has the Company reserved for any non-delinquent or non-defaulted accounts?
iii.	Is there a separate account in which delinquent accounts are placed prior to eventual charge-off whereby the amounts are not reflected on the aging?

4D. For RTG and FKC, of the charge-offs listed in Procedure 4B, inquire of management as to if any of the accounts were converted to Notes Receivable and if so at what point in the aging where they converted.

5. For RTG and FKC, obtain a list of the primary obligors as listed in the IR as of March 20 and compare this information by tracing amounts to ATB. Obtain and document management’s reconciliation of differences.

6A. For RTG and FKC, obtain from management a listing of the lockbox number and name of the depository banks in which collections are deposited. Compare the list of bank accounts to the Account Schedule, an updated schedule for the TAA. Document any differences between the two listings.

6B. For RTG and FKC obtain from management an understanding of the collection process for payments not going directly through the accounts from 6A. Inquire as to whether any payments are received via ACH or wire transfer. If so, obtain from management a listing of bank accounts.

6C. For RTG and FKC, from the listing obtained in procedure 6A, haphazardly select one March 20 bank statement to GL reconciliation for a depository account for each division, noting the timeliness of completion and amount of unreconciled differences. Document the quantity of all reconciling items greater than $100,000. Document management’s explanation for all reconciling items greater than $250,000.

6D. For RTG and FKC, obtain from management a schedule for March 20 summarizing collections within the bank statement from Procedure 6C by method of receipt, in a format similar to the one shown below.

A. Method of Receipt ($000s)	March 20%
Obligor mailed/sent payment directly to a Special Lock- Box Account (via check, ACH, or Wire Transfer)	$
Obligor sent payment to Company’s office
Other (describe)
(a) TOTAL COLLECTIONS DEPOSITED per Bank Statement(s)		$100%
(b) Reconciling items

6E. For RTG and FKC, compare information on this schedule to the bank statements and accounting records.

6F. For RTG and FKC, inquire of management as to if more than 5% of the collections were not remitted by the obligors directly to one of the Special Accounts listed in procedure 6A. Document management’s response. If yes, (i.e. > 5%) select a sample of 5 of these cash receipts and inquire as to whether these collections were deposited into the Concentration Account within 48 hours.

6G. For FKC, inquire of management as to when the last 15 payments (using March 31, 20 as the cut-off date) were received related to the government cost reporting process, the amount, and where the funds were initially deposited (i.e. was payment made to one of the depository accounts listed in the schedule to the TAA?). Document management’s response.

6H. For FKC, inquire of management regarding the timing of Medicare cost reporting, noting recovery percentage for the cost recovery period of 20 which was submitted and collected in 20 .

7. For RTG and FKC, obtain from management a schedule of the 10 largest commercial and hospital obligors and their respective receivables balances as of March 20 .

8. Obtain from management a schedule of Transferring Affiliates that are included in the securitization program as of March 20 .

9. For FKC, reconcile the total balance of the receivables from all of the Transferring Affiliates on 3/31/  to the FKC balance on the IR for March 20 .

10. Obtain a listing of the Transferring Affiliates and compare it to the most recent TAA as well as a listing of Fresenius Medical Care Holdings, Inc’s affiliates. Document any affiliate that is not a wholly-owned subsidiary of Fresenius Medical Care Holdings, Inc. If the list includes any joint ventures, inquire from management the date it was converted to a joint venture and the balance of receivables as of March 20 . Document management’s response.

11. For FKC, (1) inquire from management as to how receivables are identified and excluded from being sold to NMC Funding Corporation after a Transferring Affiliate is converted to a joint venture. (Inquire whether receivables that originated by joint ventures are sold to NMC Funding Corporation, document management’s response). Document management’s response. Inquire as to how and when obligors are instructed to begin paying to an account controlled by the joint venture. Document management’s response.

12. For FKC, obtain from management and document the total amount due to joint ventures that was deposited into accounts controlled by Transferring Affiliates during March 20 . Inquire about the process to handle these deposits and the average amount of time that lapses before these funds are sent to the correct account controlled by the joint venture.

13. For FKC, obtain from management and document the total amount due to Transferring Affiliates that was deposited into accounts controlled by joint ventures during March 20 . Inquire about the process to handle these deposits and the average amount of time that lapses before these funds are sent to the correct account controlled by the Transferring Affiliate.

14. For FKC, select 20 cash collections received in March 20  related to receivables that were aged greater than 300 days at the time they were collected and recalculate the accounts receivable aging bucket based on the OOD aging date.

15. For FKC, haphazardly select 30 receivables that are listed as accrued not yet billed on the March 20  Investor Report and recalculate the number of days since the service performance date of such receivable. Document each receivable that has been maintained on the books and records of the Originating Entity for more than 120 days past the service performance date of such receivable.

16. For FKC, (1) select 30 receivables that are identified as Short Term Unbilled Government Program Receivables on the March 20  Investor Report and recalculate the number of days since the servicer performance date of such receivable and determine if the period from the related service performance date to the date on which such Receivable was billed (or as of the last day of the related collection period, if such Receivable remained unbilled) was consistent with the definition of “Short Term”; and (2) recalculate the Excess Unbilled Receivables Amount based on the information identified in the March 20  Investor Report.

17. Obtain from the Company the name of independent director and their contact information as well as the name of the independent director’s employer or, if retired, the name of their most recent employer.

18. Inquire of management as to whether there have been any changes made to the Company’s credit and collection policy since March 31, 20  through the date of this report. Document management’s response.